United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Daniel Siluk co-portfolio manager	Dylan Bourke co-portfolio manager	Jason England co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Absolute Return Income Opportunities Fund Class I shares returned 4.51%, compared with a 3.75% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bonds came under substantial pressure during the period, with positive corporate returns more than offset by negative returns in U.S. Treasuries and other sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. Federal Reserve (Fed), European Central Bank (ECB), and Bank of England (BOE) all embarked on a series of consistent rate increases with mixed results. The U.S. economy remained resilient, with solid first quarter gross domestic product (GDP) growth, consistent labor growth, and moderating inflation. Inflation, however, remained elevated in the UK and the euro area officially entered a recession. Nonetheless, the difference between the yields on corporate credits and those of their risk-free benchmarks ended the period tighter as investor risk appetite rose on resilient U.S. economic data and moderating inflation.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The fund seeks to achieve positive absolute returns through various market environments by managing portfolio duration, credit risk and volatility.

The Fund benefitted from higher levels of income - or carry - generated by its core of shorter-dated corporate credits. Rising interest rates were the primary detractor from performance. 2022’s rise in rates has resulted in bond yields considerably higher than where they resided during the pandemic and even during most of the post-Global Financial Crisis era. Corporates benefited as spreads tightened.

Given our view that the Fed is nearing the end of its rate-hiking cycle and that a slowing economy means other central banks may not be far behind, we extended the portfolio duration from 0.98 years to 1.25 years over the last 12 months. Even if the U.S. policy rate climbs modestly higher over the latter half of 2023 and other jurisdictions are compelled to hike further as they seek to rein in inflation, bond investors likely no longer face the immense duration risk that weighed on returns in 2022. By increasing duration toward our neutral target, we were able to capture a higher level of yield while remaining conservatively positioned should recent declines in consumer prices unexpectedly stall.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The path of inflation, interest rates, and the economy will continue to play a significant role in the bond market until greater visibility into these forces emerges. However, after several years, a fixed income allocation once again has the potential to offer diversification against swings in riskier asset classes as well as levels of income generation that investors feared had been consigned to the annals of history.

Consensus has coalesced around the global economy slowing in 2023. Many have suggested that with several leading indicators - namely an inverted U.S. Treasuries yield curve - already signaling weakness, the Fed may stick to its tendency of transitioning to rate cuts in relatively short order. We don’t think that will be the case,

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

especially given the Fed left the door open for incremental rate hikes despite a pause in June. Many of the quicker pivots occurred during the 1970s and early 1980s, when the central bank prematurely turned dovish. This only allowed inflation to become more imbedded, setting the stage for policy having to ultimately become even more restrictive.

With the end of this tightening cycling likely on the horizon, bond investors can begin thinking about shifting toward an opportunistic stance within the global market. Bond investors now have the possibility to not only capture levels of income not available only a year ago, but also potentially position themselves to participate in the capital appreciation that can diversify against riskier assets in times of stress. Indeed, this is how U.S. bonds performed during the volatile stretch caused by banking sector tumult earlier this year. Lastly, bond investors need to recognize that the days of chasing yield are over. A higher cost of capital has put many companies that are dependent upon cheap financing on the back foot. Tightening credit standards will only exacerbate this trend. We are especially cautious of lower-quality companies and those exposed to a high degree of economic cyclicality.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

Carry is the excess income earned from holding a higher yielding security relative to another.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicate improving.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.11%	4.55%
Class A Shares MOP	3.91%	4.33%
Class C Shares**	3.31%	3.78%
Class D Shares	4.32%	4.76%
Class I Shares	4.37%	4.80%
Class N Shares	4.04%	4.88%
Class R Shares	3.02%	4.13%
Class S Shares	3.02%	4.38%
Class T Shares	4.18%	4.63%
Weighted Average Maturity		3.0 Years
Average Effective Duration***		1.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.4%
AA	0.2%
A	3.1%
BBB	56.2%
BB	15.4%
B	0.6%
Not Rated	11.9%
Other	7.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	82.3%
Commercial Paper	7.8%
Foreign Government Bonds	5.2%
Asset-Backed/Commercial Mortgage-Backed Securities	4.5%
Investment Companies	2.2%
Other	(2.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	4.39%	1.83%	0.80%	1.35%	0.95%
Class A Shares at MOP	-0.60%	0.85%	0.26%
Class C Shares at NAV	3.55%	1.08%	0.08%	2.13%	1.71%
Class C Shares at CDSC	2.55%	1.08%	0.08%
Class D Shares	4.47%	1.98%	0.91%	1.17%	0.77%
Class I Shares	4.51%	2.05%	1.04%	1.09%	0.70%
Class N Shares	4.73%	2.11%	1.10%	1.30%	0.63%
Class R Shares	3.82%	1.36%	0.35%	2.35%	1.38%
Class S Shares	4.08%	1.61%	0.59%	3.10%	1.14%
Class T Shares	4.37%	1.89%	0.86%	1.29%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	3.75%	1.57%	1.07%
Morningstar Quartile - Class I Shares	2nd	2nd	3rd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	118/328	81/267	160/222

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

4	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,026.70	$4.77	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$1,023.00	$8.43	$1,000.00	$1,016.46	$8.40	1.68%
Class D Shares	$1,000.00	$1,027.70	$3.82	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$1,027.90	$3.62	$1,000.00	$1,021.22	$3.61	0.72%
Class N Shares	$1,000.00	$1,028.30	$3.22	$1,000.00	$1,021.62	$3.21	0.64%
Class R Shares	$1,000.00	$1,023.40	$6.92	$1,000.00	$1,017.95	$6.90	1.38%
Class S Shares	$1,000.00	$1,024.60	$5.67	$1,000.00	$1,019.19	$5.66	1.13%
Class T Shares	$1,000.00	$1,027.20	$4.32	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 4.5%
Connecticut Avenue Securities Trust 2022-R01 1M1,
US 30 Day Average SOFR + 1.0000%, 6.0666%, 12/25/41 (144A)‡	$168,016		$166,092
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.6166%, 7/25/42 (144A)‡	75,435		76,360
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 9/25/42 (144A)‡	281,277		282,497
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.4666%, 12/25/42 (144A)‡	327,414		328,973
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 4/25/43 (144A)‡	166,995		168,430
Connecticut Avenue Securities Trust 2023-R04 1M1,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 5/25/43 (144A)‡	202,346		203,387
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 5.3207%, 3/8/49‡	138,984	AUD	92,029
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	138,629		138,700
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.2166%, 9/25/42 (144A)‡	96,816		97,017
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/42 (144A)‡	123,665		124,409
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/43 (144A)‡	220,479		220,698
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 4/25/43 (144A)‡	59,326		59,499
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA1 M1A,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 5/25/43 (144A)‡	140,044		140,187
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 6/25/43 (144A)‡	279,122		279,994
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 5.6600%, 1/12/46‡	362,821	AUD	241,225
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,632,175)			2,619,497
Corporate Bonds– 82.3%
Banking – 18.6%
Australia & New Zealand Banking Group Ltd,
90 Day Australian Bank Bill Rate + 2.0000%, 5.6761%, 7/26/29‡	1,800,000	AUD	1,204,675
Australian Central Credit Union Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 6.7024%, 9/16/31‡	200,000	AUD	127,514
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 6.4080%, 11/30/28‡	2,500,000	AUD	1,669,297
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 1.3200%, 5.2367%, 8/20/31‡	1,500,000	AUD	979,401
DBS Group Holdings Ltd,
USD ICE SWAP 11AM NY 5 Year + 1.5900%, 4.5200%, 12/11/28‡	1,175,000		1,166,000
Macquarie Bank Ltd,
90 Day Australian Bank Bill Rate + 1.5500%, 5.8653%, 6/17/31‡	2,880,000	AUD	1,882,981
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.0200%, 5.9386%, 11/18/31‡	2,300,000	AUD	1,534,865
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 6.1555%, 6/28/25‡	320,000	AUD	212,696
Standard Chartered PLC, 1.8220%, 11/23/25 (144A)	750,000		701,229
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 1.9800%, 5.9337%, 8/27/29‡	2,000,000	AUD	1,339,194
			10,817,852
Basic Industry – 1.0%
Celanese US Holdings LLC, 6.1650%, 7/15/27	600,000		596,897
Brokerage – 1.0%
LPL Holdings Inc, 4.6250%, 11/15/27 (144A)	600,000		562,615
Capital Goods – 7.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 4/30/25 (144A)	1,255,000		1,227,509

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Ashtead Capital Inc, 1.5000%, 8/12/26 (144A)	$825,000		$720,871
Ball Corp, 4.0000%, 11/15/23	950,000		942,875
Boeing Co, 2.1960%, 2/4/26	775,000		711,301
Regal Rexnord Corp, 6.0500%, 2/15/26 (144A)	950,000		951,206
			4,553,762
Communications – 1.1%
Warnermedia Holdings Inc, 3.4280%, 3/15/24	175,000		171,818
Warnermedia Holdings Inc, 6.4120%, 3/15/26	450,000		450,372
			622,190
Consumer Cyclical – 12.1%
Ford Motor Credit Co LLC, 2.3000%, 2/10/25	1,070,000		1,000,225
Ford Motor Credit Co LLC, 6.9500%, 3/6/26	600,000		603,179
General Motors Financial Co Inc, 1.0500%, 3/8/24	680,000		657,567
General Motors Financial Co Inc, 5.4000%, 4/6/26	825,000		815,559
Hyundai Capital America, 5.5000%, 3/30/26 (144A)	950,000		941,424
LKQ Corp, 5.7500%, 6/15/28 (144A)	600,000		598,048
VICI Properties LP / Vici Note Co Inc, 4.6250%, 6/15/25 (144A)	966,000		933,393
Volkswagen Financial Services Australia Pty Ltd, 2.4000%, 8/28/24	2,300,000	AUD	1,479,694
			7,029,089
Consumer Non-Cyclical – 3.4%
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	650,000		648,340
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	700,000		627,232
Universal Health Services Inc, 1.6500%, 9/1/26	825,000		721,195
			1,996,767
Electric – 1.0%
Vistra Operations Co LLC, 4.8750%, 5/13/24 (144A)	600,000		588,230
Energy – 2.1%
Antero Resources Corp, 8.3750%, 7/15/26 (144A)	600,000		620,834
Occidental Petroleum Corp, 8.5000%, 7/15/27	545,000		588,714
			1,209,548
Finance Companies – 14.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.1500%, 10/29/23	375,000		368,992
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	400,000		375,884
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.7500%, 10/29/24	325,000		305,233
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.7500%, 1/30/26	350,000		314,163
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	425,000		379,589
Air Lease Corp, 1.8750%, 8/15/26	450,000		399,631
Air Lease Corp, 2.1000%, 9/1/28	360,000		299,030
Ares Capital Corp, 2.1500%, 7/15/26	900,000		780,367
Aviation Capital Group LLC, 1.9500%, 1/30/26 (144A)	1,000,000		890,669
Aviation Capital Group LLC, 1.9500%, 9/20/26 (144A)	200,000		173,300
Heartland Australia Group Pty Ltd,
90 Day Australian Bank Bill Rate + 2.0000%, 5.6527%, 7/9/24‡	2,500,000	AUD	1,660,256
OneMain Finance Corp, 6.1250%, 3/15/24	285,000		284,028
OWL Rock Core Income Corp, 5.5000%, 3/21/25	775,000		745,765
PennyMac Financial Services Inc, 5.3750%, 10/15/25 (144A)	350,000		330,750
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	750,000		663,750
Springleaf Finance Corp, 6.8750%, 3/15/25	345,000		341,595
			8,313,002
Financial Institutions – 4.5%
GGAM Finance Ltd, 7.7500%, 5/15/26 (144A)	300,000		301,125
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 6.2976%, 2/26/24‡	2,000,000	AUD	1,322,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Financial Institutions– (continued)
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 6.7653%, 3/17/25‡	610,000	AUD	$396,713
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 5.1659%, 8/15/25‡	880,000	AUD	584,539
			2,605,079
Government Sponsored – 0.8%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	$500,000		474,614
Industrial – 1.2%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	674,822
Insurance – 2.6%
Athene Global Funding, 1.6080%, 6/29/26 (144A)	1,142,000		976,664
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 6.3360%, 6/15/44‡	200,000	AUD	133,094
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 6.5860%, 6/15/45‡	620,000	AUD	412,749
			1,522,507
Real Estate Investment Trusts (REITs) – 2.2%
Vicinity Centres Trust, 4.0000%, 4/26/27	2,020,000	AUD	1,269,304
Technology – 8.5%
Broadcom Inc, 1.9500%, 2/15/28 (144A)	1,170,000		1,011,819
Equinix Inc, 1.2500%, 7/15/25	700,000		638,494
Global Payments Inc, 4.9500%, 8/15/27	670,000		652,806
Microchip Technology Inc, 4.2500%, 9/1/25	375,000		363,286
MSCI Inc, 4.0000%, 11/15/29 (144A)	775,000		701,391
Qorvo Inc, 1.7500%, 12/15/24 (144A)	750,000		697,386
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	920,000		894,132
			4,959,314
Total Corporate Bonds (cost $50,945,401)			47,795,592
Foreign Government Bonds– 5.2%
New Zealand Government Bond, 0.5000%, 5/15/24((cost $3,033,457)	5,145,000	NZD	3,025,998
Investment Companies– 2.2%
Exchange-Traded Funds (ETFs) – 2.2%
Janus Henderson AAA CLO£((cost $1,239,780)	25,100		1,251,235
Commercial Paper– 7.8%
Energy Transfer LP, 0%, 7/3/23◊	$1,250,000		1,249,433
Energy Transfer LP, 0%, 7/5/23◊	1,000,000		999,243
Global Payments Inc, 0%, 7/3/23◊	1,250,000		1,249,393
Jabil Inc, 0%, 7/5/23 (Section 4(2))◊	1,000,000		999,217
Total Commercial Paper (cost $4,498,152)			4,497,286
Total Investments (total cost $62,348,965) – 102.0%			59,189,608
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%			(1,133,616)
Net Assets – 100%			$58,055,992

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$31,668,456	53.5%
Australia	13,865,104	23.4
New Zealand	4,686,254	7.9
Ireland	2,044,986	3.4
United Kingdom	1,634,796	2.8
Germany	1,479,694	2.5
Israel	1,275,572	2.2
Singapore	1,166,000	2.0
South Korea	894,132	1.5
United Arab Emirates	474,614	0.8

Total	$59,189,608	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 2.2%
Exchange-Traded Funds (ETFs) - 2.2%
Janus Henderson AAA CLO	$27,896	$-	$11,455	$1,251,235

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 2.2%
Exchange-Traded Funds (ETFs) - 2.2%
Janus Henderson AAA CLO	-	1,239,780	-	1,251,235

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Australian Dollar	7/31/23	(26,800,000)	$17,746,424	(119,409)
Citibank, National Association:
Australian Dollar	7/31/23	(1,800,000)	1,201,907	1,963
New Zealand Dollar	7/31/23	(4,900,000)	2,994,748	(10,926)

				(8,963)
JPMorgan Chase Bank, National Association:
Australian Dollar	7/31/23	2,050,000	(1,407,405)	(40,802)
Total				$(169,174)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	27	10/4/23	$5,490,281	$(75,516)
Futures Short:
5 Year US Treasury Note	36	10/4/23	(3,855,375)	75,656
Total				$140

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 1,963	$ -	$ 1,963
*Futures contracts	-	75,656	$ 75,656

Total Asset Derivatives	$ 1,963	$ 75,656	$ 77,619
Liability Derivatives:
Forward foreign currency exchange contracts	$171,137	$ -	$171,137
*Futures contracts	-	75,516	$ 75,516

Total Liability Derivatives	$171,137	$ 75,516	$246,653

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 560,742	$ 560,742
Forward foreign currency exchange contracts	1,311,877	-	$1,311,877
Purchased options contracts	17,446	-	$ 17,446
Swap contracts	-	(9,126)	$ (9,126)
Written options contracts	(6,486)	-	$ (6,486)

Total	$1,322,837	$ 551,616	$1,874,453

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(145,904)	$ (145,904)
Forward foreign currency exchange contracts	(365,246)	-	$ (365,246)

Total	$ (365,246)	$(145,904)	$ (511,150)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 404,758
Average amounts sold - in USD	24,030,763
Futures contracts:
Average notional amount of contracts - long	2,646,039
Average notional amount of contracts - short	10,868,356
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	466,769
Average notional amount - receive fixed rate/pay floating rate	503,385
Options:
Average value of option contracts purchased	4,254
Average value of option contracts written	2,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$1,963	$(1,963)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$119,409	$—	$—	$119,409
Citibank, National Association	10,926	(1,963)	—	8,963
JPMorgan Chase Bank, National Association	40,802	—	—	40,802

Total	$171,137	$(1,963)	$—	$169,174
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index reflects the performance of short-term U.S. government debt securities.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $17,247,202, which represents 29.7% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2023 is $999,217, which represents 1.7% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

14	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$2,619,497	$-
Corporate Bonds	-	47,795,592	-
Foreign Government Bonds	-	3,025,998	-
Investment Companies	1,251,235	-	-
Commercial Paper	-	4,497,286	-
Total Investments in Securities	$1,251,235	$57,938,373	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,963	-
Futures Contracts	75,656	-	-
Total Assets	$1,326,891	$57,940,336	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$171,137	$-
Futures Contracts	75,516	-	-
Total Liabilities	$75,516	$171,137	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $61,109,185)	$57,938,373
Affiliated investments, at value (cost $1,239,780)	1,251,235
Cash	238,131
Deposits with brokers for futures	290,000
Forward foreign currency exchange contracts	1,963
Cash denominated in foreign currency (cost $338,596)	338,596
Trustees' deferred compensation	1,471
Receivables:
Interest	446,376
Fund shares sold	242,061
Other assets	1,945
Total Assets	60,750,151
Liabilities:
Forward foreign currency exchange contracts	171,137
Variation margin payable on futures contracts	5,294
Payables:	—
Investments purchased	2,033,891
Fund shares repurchased	281,948
Professional fees	96,315
Advisory fees	10,048
Dividends	9,666
Transfer agent fees and expenses	8,392
12b-1 Distribution and shareholder servicing fees	6,182
Custodian fees	2,778
Trustees' deferred compensation fees	1,471
Trustees' fees and expenses	375
Affiliated fund administration fees payable	126
Accrued expenses and other payables	66,536
Total Liabilities	2,694,159
Net Assets	$58,055,992

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$240,419,220
Total distributable earnings (loss)	(182,363,228)
Total Net Assets	$58,055,992
Net Assets - Class A Shares	$9,101,952
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,047,912
Net Asset Value Per Share(1)	$8.69
Maximum Offering Price Per Share(2)	$9.12
Net Assets - Class C Shares	$4,264,203
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	491,334
Net Asset Value Per Share(1)	$8.68
Net Assets - Class D Shares	$17,901,487
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,060,492
Net Asset Value Per Share	$8.69
Net Assets - Class I Shares	$18,918,603
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,178,789
Net Asset Value Per Share	$8.68
Net Assets - Class N Shares	$761,295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,650
Net Asset Value Per Share	$8.69
Net Assets - Class R Shares	$428,836
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,341
Net Asset Value Per Share	$8.69
Net Assets - Class S Shares	$318,370
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,632
Net Asset Value Per Share	$8.69
Net Assets - Class T Shares	$6,361,246
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	732,939
Net Asset Value Per Share	$8.68

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$2,206,640
Dividends from affiliates	27,896
Other income	23,468
Total Investment Income	2,258,004
Expenses:
Advisory fees	408,537
12b-1 Distribution and shareholder servicing fees:
Class A Shares	23,225
Class C Shares	58,138
Class R Shares	2,243
Class S Shares	734
Transfer agent administrative fees and expenses:
Class D Shares	20,874
Class R Shares	1,122
Class S Shares	734
Class T Shares	17,422
Transfer agent networking and omnibus fees:
Class A Shares	6,095
Class C Shares	5,091
Class I Shares	19,192
Other transfer agent fees and expenses:
Class A Shares	741
Class C Shares	388
Class D Shares	3,332
Class I Shares	1,292
Class N Shares	43
Class R Shares	15
Class S Shares	10
Class T Shares	190
Registration fees	133,098
Non-affiliated fund administration fees	73,325
Professional fees	70,149
Custodian fees	11,410
Shareholder reports expense	7,758
Affiliated fund administration fees	2,005
Trustees’ fees and expenses	1,797
Other expenses	35,932
Total Expenses	904,892
Less: Excess Expense Reimbursement and Waivers	(350,284)
Net Expenses	554,608
Net Investment Income/(Loss)	1,703,396

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(2,049,036)
Purchased options contracts	17,446
Forward foreign currency exchange contracts	1,311,877
Futures contracts	560,742
Swap contracts	(9,126)
Written options contracts	(6,486)
Total Net Realized Gain/(Loss) on Investments	(174,583)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,662,670
Investments in affiliates	11,455
Forward foreign currency exchange contracts	(365,246)
Futures contracts	(145,904)
Total Change in Unrealized Net Appreciation/Depreciation	1,162,975
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,691,788

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,703,396	$841,725
Net realized gain/(loss) on investments	(174,583)	5,021,708
Change in unrealized net appreciation/depreciation	1,162,975	(8,535,656)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,691,788	(2,672,223)
Dividends and Distributions to Shareholders:
Class A Shares	(258,322)	(151,385)
Class C Shares	(125,496)	(40,983)
Class D Shares	(530,490)	(231,768)
Class I Shares	(623,910)	(443,231)
Class N Shares	(19,901)	(15,923)
Class R Shares	(10,494)	(4,508)
Class S Shares	(7,979)	(2,086)
Class T Shares	(197,250)	(123,111)
Net Decrease from Dividends and Distributions to Shareholders	(1,773,842)	(1,012,995)
Capital Share Transactions:
Class A Shares	(345,144)	(5,429,173)
Class C Shares	(3,696,669)	(154,328)
Class D Shares	1,287,597	1,239,903
Class I Shares	(9,334,736)	(4,452,921)
Class N Shares	148,444	(1,158,984)
Class R Shares	(51,699)	(15,764)
Class S Shares	135,022	(42,474)
Class T Shares	(1,492,987)	(2,914,399)
Net Increase/(Decrease) from Capital Share Transactions	(13,350,172)	(12,928,140)
Net Increase/(Decrease) in Net Assets	(12,432,226)	(16,613,358)
Net Assets:
Beginning of period	70,488,218	87,101,576
End of period	$58,055,992	$70,488,218

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.56	$9.02	$9.01	$8.93	$8.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.09	0.10	0.17	0.18
Net realized and unrealized gain/(loss)	0.14	(0.44)	0.02	0.15	0.16
Total from Investment Operations	0.37	(0.35)	0.12	0.32	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.11)	(0.11)	(0.24)	(0.29)
Total Dividends and Distributions	(0.24)	(0.11)	(0.11)	(0.24)	(0.29)
Net Asset Value, End of Period	$8.69	$8.56	$9.02	$9.01	$8.93
Total Return*	4.39%	(3.86)%	1.38%	3.64%	3.85%
Net Assets, End of Period (in thousands)	$9,102	$9,312	$15,300	$16,158	$25,377
Average Net Assets for the Period (in thousands)	$9,252	$11,755	$16,811	$20,287	$42,125
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.35%	1.26%	1.24%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%	0.95%	0.98%	0.99%
Ratio of Net Investment Income/(Loss)	2.68%	1.06%	1.16%	1.87%	2.01%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.92	$8.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.03	0.04	0.10	0.11
Net realized and unrealized gain/(loss)	0.14	(0.43)	0.01	0.17	0.15
Total from Investment Operations	0.30	(0.40)	0.05	0.27	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.05)	(0.05)	(0.18)	(0.22)
Total Dividends and Distributions	(0.18)	(0.05)	(0.05)	(0.18)	(0.22)
Net Asset Value, End of Period	$8.68	$8.56	$9.01	$9.01	$8.92
Total Return*	3.55%	(4.48)%	0.56%	3.03%	2.96%
Net Assets, End of Period (in thousands)	$4,264	$7,870	$8,407	$14,388	$18,983
Average Net Assets for the Period (in thousands)	$6,276	$7,519	$11,266	$15,398	$30,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	2.12%	1.96%	1.96%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.70%	1.64%	1.68%	1.76%
Ratio of Net Investment Income/(Loss)	1.89%	0.32%	0.48%	1.12%	1.22%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.01	$8.94	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.11	0.12	0.16	0.17
Net realized and unrealized gain/(loss)	0.13	(0.43)	0.02	0.17	0.17
Total from Investment Operations	0.38	(0.32)	0.14	0.33	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.13)	(0.13)	(0.26)	(0.29)
Total Dividends and Distributions	(0.26)	(0.13)	(0.13)	(0.26)	(0.29)
Net Asset Value, End of Period	$8.69	$8.57	$9.02	$9.01	$8.94
Total Return*	4.47%	(3.57)%	1.57%	3.69%	3.95%
Net Assets, End of Period (in thousands)	$17,901	$16,350	$15,929	$19,646	$9,437
Average Net Assets for the Period (in thousands)	$17,648	$15,625	$18,673	$13,252	$10,576
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.17%	1.09%	1.17%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.77%	0.80%	0.90%
Ratio of Net Investment Income/(Loss)	2.89%	1.25%	1.34%	1.84%	1.91%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.56	$9.00	$9.00	$8.92	$8.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.12	0.13	0.19	0.23
Net realized and unrealized gain/(loss)	0.13	(0.42)	0.01	0.15	0.12
Total from Investment Operations	0.38	(0.30)	0.14	0.34	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.14)	(0.14)	(0.26)	(0.31)
Total Dividends and Distributions	(0.26)	(0.14)	(0.14)	(0.26)	(0.31)
Net Asset Value, End of Period	$8.68	$8.56	$9.00	$9.00	$8.92
Total Return*	4.51%	(3.42)%	1.51%	3.88%	3.99%
Net Assets, End of Period (in thousands)	$18,919	$27,937	$33,808	$36,831	$57,628
Average Net Assets for the Period (in thousands)	$21,048	$28,887	$36,932	$43,004	$652,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.09%	1.01%	1.00%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.71%	0.71%	0.73%	0.74%
Ratio of Net Investment Income/(Loss)	2.85%	1.30%	1.40%	2.09%	2.61%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.93	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.12	0.13	0.19	0.27
Net realized and unrealized gain/(loss)	0.14	(0.43)	0.01	0.16	0.08
Total from Investment Operations	0.40	(0.31)	0.14	0.35	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.14)	(0.14)	(0.27)	(0.31)
Total Dividends and Distributions	(0.27)	(0.14)	(0.14)	(0.27)	(0.31)
Net Asset Value, End of Period	$8.69	$8.56	$9.01	$9.01	$8.93
Total Return*	4.73%	(3.50)%	1.58%	3.94%	4.00%
Net Assets, End of Period (in thousands)	$761	$604	$1,803	$2,534	$2,454
Average Net Assets for the Period (in thousands)	$633	$1,002	$2,330	$2,426	$7,437
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.30%	1.06%	1.06%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.64%	0.67%	0.57%
Ratio of Net Investment Income/(Loss)	3.03%	1.35%	1.47%	2.10%	2.79%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.02	$8.94	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.06	0.07	0.13	0.11
Net realized and unrealized gain/(loss)	0.13	(0.43)	—(2)	0.15	0.18
Total from Investment Operations	0.32	(0.37)	0.07	0.28	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.08)	(0.07)	(0.20)	(0.24)
Total Dividends and Distributions	(0.20)	(0.08)	(0.07)	(0.20)	(0.24)
Net Asset Value, End of Period	$8.69	$8.57	$9.02	$9.02	$8.94
Total Return*	3.82%	(4.15)%	0.83%	3.17%	3.37%
Net Assets, End of Period (in thousands)	$429	$474	$516	$654	$950
Average Net Assets for the Period (in thousands)	$446	$515	$573	$862	$949
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.58%	2.33%	2.20%	2.04%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.37%	1.39%	1.42%	1.46%
Ratio of Net Investment Income/(Loss)	2.24%	0.65%	0.73%	1.40%	1.27%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.02	$8.94	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.08	0.09	0.15	0.18
Net realized and unrealized gain/(loss)	0.12	(0.43)	0.01	0.15	0.13
Total from Investment Operations	0.35	(0.35)	0.10	0.30	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.10)	(0.10)	(0.22)	(0.26)
Total Dividends and Distributions	(0.23)	(0.10)	(0.10)	(0.22)	(0.26)
Net Asset Value, End of Period	$8.69	$8.57	$9.02	$9.02	$8.94
Total Return*	4.08%	(3.93)%	1.08%	3.44%	3.58%
Net Assets, End of Period (in thousands)	$318	$178	$230	$153	$160
Average Net Assets for the Period (in thousands)	$291	$189	$182	$149	$1,251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.73%	3.10%	3.07%	3.45%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.14%	1.16%	1.29%
Ratio of Net Investment Income/(Loss)	2.63%	0.88%	0.96%	1.62%	1.97%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.92	$8.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.10	0.11	0.17	0.19
Net realized and unrealized gain/(loss)	0.13	(0.43)	0.01	0.17	0.14
Total from Investment Operations	0.37	(0.33)	0.12	0.34	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.12)	(0.12)	(0.25)	(0.29)
Total Dividends and Distributions	(0.25)	(0.12)	(0.12)	(0.25)	(0.29)
Net Asset Value, End of Period	$8.68	$8.56	$9.01	$9.01	$8.92
Total Return*	4.37%	(3.68)%	1.36%	3.82%	3.78%
Net Assets, End of Period (in thousands)	$6,361	$7,763	$11,109	$15,003	$23,902
Average Net Assets for the Period (in thousands)	$6,941	$8,974	$12,601	$19,046	$51,775
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.29%	1.20%	1.20%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.86%	0.91%	0.93%
Ratio of Net Investment Income/(Loss)	2.73%	1.14%	1.25%	1.92%	2.13%
Portfolio Turnover Rate	56%	69%	47%	11%	170%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

30	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	31

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

32	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	33

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

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Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable).

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

There were no purchased options held at June 30, 2023.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

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Notes to Financial Statements

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

There were no written options held at June 30, 2023.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk.

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Notes to Financial Statements

The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of the Adviser. In this capacity, employees of Kapstream are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

of the Adviser. The responsibilities of both the Adviser and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations. The Adviser has also contractually agreed to waive and/or reimburse a portion of the Fund's management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated exchange traded funds (“ETFs”) in which the Fund invests. The contractual waiver will remain in effect for at least a one-year period commencing October 28, 2022. During the year ended June 30, 2023, the Adviser waived $1,258 of the Fund’s management fee, attributable to the Fund’s investment in the Janus Henderson AAA CLO ETF.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $32.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $67.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

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Notes to Financial Statements

accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2023, the Fund engaged in cross trades amounting to $1,875,073 in sales, resulting in a net realized loss of $102,973. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 152,119	$ -	$(179,267,706)	$ -	$ (1,505)	$ (3,246,136)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(80,346,700)	$(98,921,006)	$ (179,267,706)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$62,435,744	$ 615	$ (3,246,751)	$ (3,246,136)

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(169,034)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,773,842	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,012,995	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	333,404	$ 2,871,867	243,159	$ 2,145,884
Reinvested dividends and distributions	24,233	209,431	14,242	126,116
Shares repurchased	(397,097)	(3,426,442)	(866,572)	(7,701,173)
Net Increase/(Decrease)	(39,460)	$ (345,144)	(609,171)	$(5,429,173)
Class C Shares:
Shares sold	114,185	$ 978,391	280,335	$ 2,444,101
Reinvested dividends and distributions	14,439	124,590	4,478	39,452
Shares repurchased	(557,089)	(4,799,650)	(298,178)	(2,637,881)
Net Increase/(Decrease)	(428,465)	$(3,696,669)	(13,365)	$ (154,328)
Class D Shares:
Shares sold	705,306	$ 6,062,753	1,041,200	$ 9,122,460
Reinvested dividends and distributions	58,863	508,862	24,862	219,579
Shares repurchased	(612,385)	(5,284,018)	(922,319)	(8,102,136)
Net Increase/(Decrease)	151,784	$ 1,287,597	143,743	$ 1,239,903
Class I Shares:
Shares sold	615,493	$ 5,326,273	788,974	$ 6,915,444
Reinvested dividends and distributions	70,884	611,891	48,840	431,263
Shares repurchased	(1,772,814)	(15,272,900)	(1,328,267)	(11,799,628)
Net Increase/(Decrease)	(1,086,437)	$(9,334,736)	(490,453)	$(4,452,921)
Class N Shares:
Shares sold	33,562	$ 290,396	10,750	$ 95,739
Reinvested dividends and distributions	2,299	19,866	1,791	15,923
Shares repurchased	(18,723)	(161,818)	(141,999)	(1,270,646)
Net Increase/(Decrease)	17,138	$ 148,444	(129,458)	$(1,158,984)
Class R Shares:
Shares sold	1,837	$ 15,871	11,060	$ 98,634
Reinvested dividends and distributions	1,213	10,494	510	4,508
Shares repurchased	(9,054)	(78,064)	(13,458)	(118,906)
Net Increase/(Decrease)	(6,004)	$ (51,699)	(1,888)	$ (15,764)
Class S Shares:
Shares sold	32,269	$ 276,901	3,907	$ 34,758
Reinvested dividends and distributions	922	7,979	235	2,080
Shares repurchased	(17,333)	(149,858)	(8,842)	(79,312)
Net Increase/(Decrease)	15,858	$ 135,022	(4,700)	$ (42,474)
Class T Shares:
Shares sold	56,810	$ 491,678	74,989	$ 661,562
Reinvested dividends and distributions	22,672	195,678	13,551	119,756
Shares repurchased	(253,745)	(2,180,343)	(414,577)	(3,695,717)
Net Increase/(Decrease)	(174,263)	$(1,492,987)	(326,037)	$(2,914,399)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$31,653,520	$ 35,625,275	$ -	$ -

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Absolute Return Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Absolute Return Income Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

60	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Absolute Return Income Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	100%

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

64	JUNE 30, 2023

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Dylan Bourke 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.
Jason England 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts.
Daniel Siluk 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

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Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93024 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 9.19%. This compares with a return of 16.53% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60/40 Index (Hedged), an internally calculated index comprised of the MSCI All Country World Index (60%), and the Bloomberg Global Aggregate Bond Index (Hedged) (40%) returned 10.09%. Its tertiary benchmark, the Bloomberg Global Aggregate Bond Index, returned 0.52%.

MARKET ENVIRONMENT

Despite early-period volatility, global equities generated positive returns over the period as investors gained greater confidence that inflation was being brought under control and that a pronounced recession could be avoided. Global bonds, however, came under substantial pressure, with positive corporate returns more than offset by negative returns in U.S. Treasuries and sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. economy remained resilient, especially compared to developed market peers. Inflation remained elevated in the U.K., and the Euro area officially entered a recession.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed both its primary benchmark and 60% equity and 40% bond secondary benchmark but outperformed its tertiary benchmark. Although equities’ attractiveness gradually rose early in the period, stocks’ downside spiked in late 2022 as investor concern about an interest rate induced economic slowdown grew. This occurred as the strategy’s equity drawdown extended. This combination of high equity downside risk and high realized drawdown caused us to reduce our weighting to equities during this stretch, which weighed on aggregate performance. Over the remainder of the period, as both the equity downside risk and the strategy’s drawdown diminished, we increased our allocation to stocks even while overall equities’ attractiveness fell to more modest, yet still attractive, levels. This positioning enabled the equity allocation to claw back some performance over the remainder of the period.

Similarly, underperformance within fixed income was concentrated in the early part of the period. As interest rates continued to rise in the wake of aggressive action on the part of global central banks, bonds’ downside risked reached elevated levels. Although we took steps to aggressively lower duration during late 2022, the strategy’s bond allocation generated negative returns. Once acute downside risk to bonds abated, we methodically increased duration over the ensuing months. This continued as bonds’ overall attractiveness increased late in the period, once it became clear that the lion’s share of policy tightening was in the past. As with equities, this shift toward a more risk-tolerant positioning allowed the strategy’s fixed income allocation to offset some of the negative returns that had been incurred earlier in the period.

The Fund’s investment process focuses on actively managing risk to improve the compounding process beyond the static passive 60/40 benchmark. This active risk management includes both the goal to mitigate downside losses, as well as the goal to mitigate the risk of missing out on large gains.

Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

extremely useful in dynamically managing the risk of an investment in order to enhance compound returns, particularly amid structural bear or bull markets. However, at times when the capital markets experience sharp mean reversion, this strategy’s dynamic risk management and drawdown controls can turn out to be costly as a result of our exposure to momentum that serves as a ballast seeking to avoid large losses. We are willing to pay this cost because we believe, over time, the expected gains from a risk-managed approach are much more significant.

During the period, with the aim of hedging certain exposures as well as enhancing returns, the Fund used a series of derivative instruments including options and futures contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures and manage risk levels to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s use of derivatives contributed to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Disagreement makes markets. When disagreement evolves into agreement, risk premiums reprice and a transition in the volatility regime can occur. It is worth identifying the epicenter of disagreements and contradictory data to better understand the root cause of market incongruencies. Today, the epicenter of disagreement is between low equity volatility – levels not seen since the pandemic – and consensus expectations for elevated recession risk.

Is low volatility masking recession dangers or is it telling us that the likelihood of economic contraction is low? Based on data we have analyzed from both the risks priced by the option market and consumer data, we believe it is the latter. Options are pricing in greater upside skew to equities, with expected tail gains – or the chance for gains that exceed what is priced in under a broad distribution of expected returns – greater than expected tail losses. This is true for both developed markets equities and also emerging markets and small caps. At the same time, equity downside risk, or expected tail losses, are well below average levels. We see similar attractiveness in fixed income, with short maturity Treasuries slightly more attractive than longer maturity notes. This suggests that inflation risks may be managed without leading to a deep recession.

Recession is very unlikely when the consumer is strong, and earnings estimates for consumer-focused companies, as well as forecasts for consumer loan impairments, indicate a healthy consumer.

The risk to this optimistic view is policy error. Historically, monetary policy has been fraught with error. One risk is keeping the economy awash with cheap money for too long and, thus, fueling inflation, and the other is inconsistent responses on the part of central banks to rising prices.

The Federal Reserve (Fed) has reached a crucial point in its battle against inflation. The cost of money is once again expensive. The question now is whether Fed Chair Jerome Powell will finish the job by keeping money expensive – or will he balk? Thus far, Mr. Powell has made it clear that he does not consider his job done.

Resilient consumer and other macro should portend that moderately expensive money over the medium term won’t derail the economy or the prospects for riskier assets. A Fed that stays the course will more likely fuel a right tail – or upside surprise – in capital markets, while a premature dovish pivot would more likely fuel a left tail event.

The path of economic growth relies heavily on the Fed not committing a policy error and, therefore, uncertainty remains elevated.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

2	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2023

Asset Allocation - (% of Net Assets)
Commercial Paper	88.3%
U.S. Government Agency Notes	5.0%
Investment Companies	1.9%
OTC Purchased Options – Puts	0.1%
Other	4.7%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	8.78%	4.27%	4.26%	3.22%	1.05%
Class A Shares at MOP	2.54%	3.03%	3.49%
Class C Shares at NAV	8.68%	4.23%	3.95%	2.41%	1.73%
Class C Shares at CDSC	7.68%	4.23%	3.95%
Class D Shares	9.05%	4.49%	4.42%	1.59%	0.85%
Class I Shares	9.19%	4.55%	4.54%	2.23%	0.71%
Class N Shares	9.14%	4.58%	4.57%	1.25%	0.70%
Class S Shares	9.05%	4.48%	4.34%	1.93%	1.20%
Class T Shares	8.84%	4.35%	4.34%	1.73%	0.95%
MSCI All Country World Index	16.53%	8.10%	7.68%
Adaptive Global Allocation 60/40 Index (Hedged)	10.09%	5.52%	5.50%
Bloomberg Global Aggregate Bond Index (USD Hedged)	0.52%	0.93%	1.66%
Morningstar Quartile - Class I Shares	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	118/393	120/383	95/347

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,090.20	$5.29	$1,000.00	$1,019.74	$5.11	1.02%
Class C Shares	$1,000.00	$1,089.10	$5.80	$1,000.00	$1,019.24	$5.61	1.12%
Class D Shares	$1,000.00	$1,091.80	$4.15	$1,000.00	$1,020.83	$4.01	0.80%
Class I Shares	$1,000.00	$1,091.70	$3.63	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$1,091.80	$3.48	$1,000.00	$1,021.47	$3.36	0.67%
Class S Shares	$1,000.00	$1,091.90	$4.10	$1,000.00	$1,020.88	$3.96	0.79%
Class T Shares	$1,000.00	$1,090.80	$4.72	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

Shares/Principal/ Contract Amounts		Value
Investment Companies– 1.9%
Exchange-Traded Funds (ETFs) – 1.9%
Vanguard Intermediate-Term Corporate Bond	8,117	$641,487
Vanguard Long-Term Corporate Bond	1,728	135,631
Total Investment Companies (cost $741,902)		777,118
Commercial Paper– 88.3%
American Honda Finance Corp, 0%, 7/21/23◊	$2,100,000	2,109,763
Brookfield Infrastructure Holdings Canada Inc, 0%, 9/12/23◊	750,000	741,310
Cabot Corp, 0%, 7/27/23 (Section 4(2))◊	1,750,000	1,742,945
Corp Andina de Fomento, 0%, 8/11/23 (Section 4(2))◊	600,000	596,375
Electricite de France SA, 0%, 8/21/23 (Section 4(2))◊	1,250,000	1,239,887
Enbridge US Inc, 0%, 7/31/23 (Section 4(2))◊	1,850,000	1,841,106
Enel Finance America LLC, 0%, 7/12/23 (Section 4(2))◊	1,900,000	1,896,674
Entergy Corp, 0%, 7/13/23 (Section 4(2))◊	1,900,000	1,896,371
FMC Corp, 0%, 7/24/23 (Section 4(2))◊	2,000,000	1,992,100
General Motors Financial Co Inc, 0%, 8/2/23 (Section 4(2))◊	500,000	497,382
General Motors Financial Co Inc, 0%, 8/23/23 (Section 4(2))◊	250,000	247,827
General Motors Financial Co Inc, 0%, 10/3/23 (Section 4(2))◊	1,150,000	1,131,685
Glencore Funding LLC, 0%, 8/2/23 (Section 4(2))◊	2,000,000	1,989,847
Harley Davidson Financial Services Inc, 0%, 7/6/23 (Section 4(2))◊	500,000	499,558
Harley Davidson Financial Services Inc, 0%, 7/18/23 (Section 4(2))◊	1,500,000	1,495,909
Healthpeak OP LLC, 0%, 7/19/23◊	1,000,000	997,171
Humana Inc, 0%, 7/5/23 (Section 4(2))◊	1,750,000	1,748,662
Jabil Inc, 0%, 7/11/23 (Section 4(2))◊	600,000	598,958
John Deere Canada ULC, 0%, 7/18/23 (Section 4(2))◊	2,000,000	1,994,931
Marriott International Inc/MD, 0%, 8/15/23 (Section 4(2))◊	250,000	248,240
Mizuho Bank Ltd/NY, 0%, 9/6/23 (Section 4(2))◊	1,250,000	1,237,694
Mondelez International Inc, 0%, 7/12/23 (Section 4(2))◊	1,050,000	1,048,172
National Fuel Gas Co, 0%, 7/5/23◊	1,800,000	1,798,698
Nutrien Ltd, 0%, 7/28/23 (Section 4(2))◊	1,600,000	1,593,250
Oglethorpe Power Corp, 0%, 7/24/23 (Section 4(2))◊	1,150,000	1,145,683
Oglethorpe Power Corp, 0%, 7/31/23 (Section 4(2))◊	750,000	746,336
Parker-Hannifin Corp, 0%, 8/18/23 (Section 4(2))◊	1,750,000	1,736,825
Walgreens Boots Alliance Inc, 0%, 7/14/23 (Section 4(2))◊	800,000	798,192
Total Commercial Paper (cost $35,613,206)		35,611,551
U.S. Government Agency Notes– 5.0%
Federal Home Loan Bank Discount Note, 0%, 7/3/23◊((cost $1,999,200)	2,000,000	2,000,000
OTC Purchased Options – Puts– 0.1%
Counterparty/Reference Asset
JPMorgan Chase Bank, National Association:
Invesco QQQ Trust Series 1,
Notional amount $(4,100,562), premiums paid $67,710, unrealized depreciation $(26,891), exercise price $353.00, expires 8/18/23*	111	40,819
Total Investments (total cost $38,422,018) – 95.3%		38,429,488
Cash, Receivables and Other Assets, net of Liabilities – 4.7%		1,897,097
Net Assets – 100%		$40,326,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$29,134,451	75.8%
Canada	2,334,560	6.1
Australia	1,989,847	5.2
Italy	1,896,674	4.9
France	1,239,887	3.2
Japan	1,237,694	3.2
Supranational	596,375	1.6

Total	$38,429,488	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	$5,922∆	$-	$-	$-

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	581,991	10,665,051	(11,247,042)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	6	9/29/23	$673,594	$(11,577)
10-Year Australian Bond	18	9/15/23	1,392,675	(6,480)
2 Year US Treasury Note	5	10/4/23	1,016,719	(2,797)
3-Year Australian Bond	2	9/15/23	140,700	(576)
5 Year US Treasury Note	10	10/4/23	1,070,938	(4,327)
Amsterdam Index	5	7/21/23	845,828	5,996
CAC40 10 Euro	7	7/21/23	565,989	9,758
DAX Index	2	9/15/23	887,715	(4,777)
E-Mini Russel 2000	17	9/15/23	1,618,145	11,528
Euro-Buxl 30-Year Bond	4	9/11/23	609,268	13,369
Euro-OAT	3	9/11/23	420,290	(2,607)
FTSE 100 Index	7	9/15/23	670,330	(66)
FTSE/MIB Index	2	9/15/23	309,467	7,529
IBEX 35 Index	4	7/21/23	416,799	9,960
MSCI Emerging Markets Index	95	9/18/23	4,740,025	(103,034)
NASDAQ 100 E-Mini	15	9/15/23	460,110	10,505
NASDAQ 100 E-Mini	15	9/15/23	4,601,100	96,848
NIKKEI 225 Mini	270	9/8/23	6,207,305	240,134
OMXS30 Index	33	7/21/23	708,957	(3,866)
S&P 500 E-Mini	24	9/15/23	5,385,900	112,788
S&P/TSX 60 Index	2	9/15/23	367,990	5,877
SPI 200	20	9/21/23	2,384,615	24,221
Ultra Long Term US Treasury Bond	7	9/29/23	953,531	10,882
US Treasury Long Bond	4	9/29/23	507,625	188
Total				$419,476

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

JPMorgan Chase Bank, National Association:

Invesco QQQ Trust Series 1	111	396.00	USD	8/18/23	$(4,100,562)	$21,090	$1,617	$(19,473)

Written Put Options:

JPMorgan Chase Bank, National Association:

Invesco QQQ Trust Series 1	111	333.00	USD	8/18/23	4,100,562	28,860	13,477	(15,383)
Total OTC Written Options						$49,950	$15,094	$(34,856)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Purchased options, at value	$ 40,819	$ -	$ 40,819
*Futures contracts	535,144	24,439	$559,583

Total Asset Derivatives	$575,963	$24,439	$600,402
Liability Derivatives:
Options written, at value	$ 34,856	$ -	$ 34,856
*Futures contracts	111,743	28,364	$140,107

Total Liability Derivatives	$146,599	$28,364	$174,963

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$1,406,625	$ (402,245)	$1,004,380
Forward foreign currency exchange contracts	(19,665)	-	-	$ (19,665)
Purchased options contracts	-	(171,871)	-	$ (171,871)
Written options contracts	-	116,253	-	$ 116,253

Total	$(19,665)	$1,351,007	$ (402,245)	$ 929,097

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 459,101	$ 23,840	$ 482,941
Purchased options contracts	-	(26,891)	-	$ (26,891)
Written options contracts	-	15,094	-	$ 15,094

Total	$ -	$ 447,304	$ 23,840	$ 471,144

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Forward foreign currency exchange contracts:
Average amounts sold - in USD	$ 128,916
Futures contracts:
Average notional amount of contracts - long	21,499,364
Average notional amount of contracts - short	105,597
Options:
Average value of option contracts purchased	23,085
Average value of option contracts written	15,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$40,819	$(34,856)	$—	$5,963

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$34,856	$(34,856)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Global Aggregate Bond Index (USD Hedged)	Bloomberg Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company
OTC	Over-the-Counter
ULC	Unlimited Liability Company

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2023 is $29,964,609, which represents 74.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

◊	Zero coupon bond.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$777,118	$-	$-
Commercial Paper	-	35,611,551	-
U.S. Government Agency Notes	-	2,000,000	-
OTC Purchased Options – Puts	-	40,819	-
Total Investments in Securities	$777,118	$37,652,370	$-
Other Financial Instruments(a):
Futures Contracts	559,583	-	-
Total Assets	$1,336,701	$37,652,370	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$140,107	$-	$-
Options Written, at Value	-	34,856	-
Total Liabilities	$140,107	$34,856	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $38,354,308)	$38,388,669
Purchased options, at value (premiums paid $67,710)	40,819
Deposits with brokers for futures	1,787,000
Variation margin receivable on futures contracts	248,688
Trustees' deferred compensation	1,024
Receivables:
Due from adviser	49,455
Fund shares sold	19,133
Foreign tax reclaims	2,973
Dividends	195
Other assets	11,649
Total Assets	40,549,605
Liabilities:
Due to custodian	4,721
Options written, at value (premiums received $49,950)	34,856
Variation margin payable on futures contracts	16,228
Payables:	—
Professional fees	70,344
Fund shares repurchased	27,582
Advisory fees	26,314
Custodian fees	2,004
12b-1 Distribution and shareholder servicing fees	1,403
Transfer agent fees and expenses	1,039
Trustees' deferred compensation fees	1,024
Trustees' fees and expenses	240
Affiliated fund administration fees payable	88
Accrued expenses and other payables	37,177
Total Liabilities	223,020
Net Assets	$40,326,585

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$40,363,971
Total distributable earnings (loss)	(37,386)
Total Net Assets	$40,326,585
Net Assets - Class A Shares	$190,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,272
Net Asset Value Per Share(1)	$9.91
Maximum Offering Price Per Share(2)	$10.51
Net Assets - Class C Shares	$1,376,602
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,016
Net Asset Value Per Share(1)	$9.90
Net Assets - Class D Shares	$3,588,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359,332
Net Asset Value Per Share	$9.99
Net Assets - Class I Shares	$1,015,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,482
Net Asset Value Per Share	$10.00
Net Assets - Class N Shares	$33,219,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,324,384
Net Asset Value Per Share	$9.99
Net Assets - Class S Shares	$777,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,920
Net Asset Value Per Share	$9.98
Net Assets - Class T Shares	$157,671
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,999
Net Asset Value Per Share	$9.86

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$1,360,824
Dividends	211,919
Affiliated securities lending income, net	5,922
Unaffiliated securities lending income, net	1,506
Other income	32,998
Foreign tax withheld	(2,134)
Total Investment Income	1,611,035
Expenses:
Advisory fees	301,176
12b-1 Distribution and shareholder servicing fees:
Class A Shares	539
Class C Shares	5,949
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	3,902
Class S Shares	1,838
Class T Shares	1,787
Transfer agent networking and omnibus fees:
Class A Shares	180
Class C Shares	372
Class I Shares	106
Other transfer agent fees and expenses:
Class A Shares	22
Class C Shares	89
Class D Shares	867
Class I Shares	45
Class N Shares	1,830
Class S Shares	18
Class T Shares	28
Registration fees	133,675
Non-affiliated fund administration fees	76,643
Professional fees	70,346
Shareholder reports expense	12,572
Custodian fees	11,470
Affiliated fund administration fees	1,284
Trustees’ fees and expenses	1,070
Other expenses	9,842
Total Expenses	635,650
Less: Excess Expense Reimbursement and Waivers	(353,989)
Net Expenses	281,661
Net Investment Income/(Loss)	1,329,374

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$747,608
Purchased options contracts	(171,871)
Forward foreign currency exchange contracts	(19,665)
Futures contracts	1,004,380
Written options contracts	116,253
Total Net Realized Gain/(Loss) on Investments	1,676,705
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	20,641
Purchased options contracts	(26,891)
Futures contracts	482,941
Written options contracts	15,094
Total Change in Unrealized Net Appreciation/Depreciation	491,785
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,497,864

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,329,374	$542,332
Net realized gain/(loss) on investments	1,676,705	(1,665,521)
Change in unrealized net appreciation/depreciation	491,785	(3,782,072)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,497,864	(4,905,261)
Dividends and Distributions to Shareholders:
Class A Shares	(1,960)	(27,215)
Class C Shares	(11,768)	(313,152)
Class D Shares	(33,223)	(458,301)
Class I Shares	(4,378)	(40,667)
Class N Shares	(407,403)	(7,075,488)
Class S Shares	(8,382)	(224,954)
Class T Shares	(2,778)	(209,727)
Net Decrease from Dividends and Distributions to Shareholders	(469,892)	(8,349,504)
Capital Share Transactions:
Class A Shares	4,037	23,941
Class C Shares	(39,940)	(443,634)
Class D Shares	207,441	733,612
Class I Shares	442,076	245,216
Class N Shares	(2,785,323)	(5,411,727)
Class S Shares	8,368	(536,820)
Class T Shares	(1,218,562)	206,660
Net Increase/(Decrease) from Capital Share Transactions	(3,381,903)	(5,182,752)
Net Increase/(Decrease) in Net Assets	(353,931)	(18,437,517)
Net Assets:
Beginning of period	40,680,516	59,118,033
End of period	$40,326,585	$40,680,516

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.19	$11.86	$9.78	$10.32	$10.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.07	0.07	0.12	0.22
Net realized and unrealized gain/(loss)	0.51	(1.07)	2.33	(0.43)	0.17
Total from Investment Operations	0.80	(1.00)	2.40	(0.31)	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.14)	(0.17)	(0.22)	(0.09)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.08)	(1.67)	(0.32)	(0.23)	(0.50)
Net Asset Value, End of Period	$9.91	$9.19	$11.86	$9.78	$10.32
Total Return*	8.78%	(10.06)%	24.78%	(3.14)%	4.22%
Net Assets, End of Period (in thousands)	$191	$167	$190	$84	$2,567
Average Net Assets for the Period (in thousands)	$215	$186	$128	$1,208	$2,179
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.25%	3.18%	3.93%	1.73%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	0.95%	1.02%	0.96%
Ratio of Net Investment Income/(Loss)	3.15%	0.66%	0.62%	1.17%	2.14%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.20	$11.85	$9.76	$10.30	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.09	0.07	0.09	0.17
Net realized and unrealized gain/(loss)	0.52	(1.08)	2.35	(0.41)	0.20
Total from Investment Operations	0.79	(0.99)	2.42	(0.32)	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.18)	(0.21)	(0.01)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.09)	(1.66)	(0.33)	(0.22)	(0.42)
Net Asset Value, End of Period	$9.90	$9.20	$11.85	$9.76	$10.30
Total Return*	8.68%	(9.94)%	25.01%	(3.30)%	3.96%
Net Assets, End of Period (in thousands)	$1,377	$1,323	$2,253	$1,644	$1,778
Average Net Assets for the Period (in thousands)	$1,288	$2,033	$2,039	$1,644	$1,695
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.22%	1.52%	1.62%	1.92%	1.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	0.84%	0.89%	1.21%	1.14%
Ratio of Net Investment Income/(Loss)	2.87%	0.84%	0.65%	0.91%	1.71%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.26	$11.94	$9.82	$10.33	$10.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.09	0.08	0.12	0.20
Net realized and unrealized gain/(loss)	0.52	(1.09)	2.38	(0.40)	0.20
Total from Investment Operations	0.83	(1.00)	2.46	(0.28)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.19)	(0.22)	(0.09)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.10)	(1.68)	(0.34)	(0.23)	(0.50)
Net Asset Value, End of Period	$9.99	$9.26	$11.94	$9.82	$10.33
Total Return*	9.05%	(9.94)%	25.21%	(2.90)%	4.31%
Net Assets, End of Period (in thousands)	$3,589	$3,110	$3,150	$3,030	$2,813
Average Net Assets for the Period (in thousands)	$3,299	$3,197	$3,088	$2,844	$2,564
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.86%	1.55%	1.50%	1.54%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.81%	0.87%	0.85%
Ratio of Net Investment Income/(Loss)	3.28%	0.87%	0.71%	1.24%	1.97%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.27	$11.92	$9.84	$10.35	$10.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.13	0.07	0.18	0.21
Net realized and unrealized gain/(loss)	0.51	(1.11)	2.36	(0.44)	0.19
Total from Investment Operations	0.84	(0.98)	2.43	(0.26)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.20)	(0.24)	(0.10)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.11)	(1.67)	(0.35)	(0.25)	(0.51)
Net Asset Value, End of Period	$10.00	$9.27	$11.92	$9.84	$10.35
Total Return*	9.19%	(9.80)%	24.92%	(2.68)%	4.33%
Net Assets, End of Period (in thousands)	$1,015	$514	$345	$342	$15,008
Average Net Assets for the Period (in thousands)	$587	$336	$310	$7,161	$14,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.35%	2.19%	2.36%	1.14%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.80%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	3.46%	1.20%	0.64%	1.76%	2.12%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.27	$11.95	$9.84	$10.35	$10.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.11	0.09	0.14	0.21
Net realized and unrealized gain/(loss)	0.52	(1.09)	2.37	(0.41)	0.20
Total from Investment Operations	0.84	(0.98)	2.46	(0.27)	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	(0.20)	(0.23)	(0.11)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.12)	(1.70)	(0.35)	(0.24)	(0.52)
Net Asset Value, End of Period	$9.99	$9.27	$11.95	$9.84	$10.35
Total Return*	9.14%	(9.81)%	25.22%	(2.74)%	4.36%
Net Assets, End of Period (in thousands)	$33,220	$33,518	$50,111	$40,773	$46,087
Average Net Assets for the Period (in thousands)	$33,104	$46,464	$45,500	$44,038	$49,849
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.22%	1.28%	1.25%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.73%	0.70%
Ratio of Net Investment Income/(Loss)	3.37%	1.01%	0.85%	1.40%	2.10%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.26	$11.93	$9.82	$10.35	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.11	0.09	0.12	0.20
Net realized and unrealized gain/(loss)	0.52	(1.09)	2.36	(0.42)	0.20
Total from Investment Operations	0.83	(0.98)	2.45	(0.30)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.16)	(0.19)	(0.22)	(0.06)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.11)	(1.69)	(0.34)	(0.23)	(0.47)
Net Asset Value, End of Period	$9.98	$9.26	$11.93	$9.82	$10.35
Total Return*	9.05%	(9.85)%	25.18%	(3.05)%	4.33%
Net Assets, End of Period (in thousands)	$778	$713	$1,581	$1,263	$1,303
Average Net Assets for the Period (in thousands)	$731	$1,395	$1,448	$1,284	$1,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	1.58%	1.68%	1.82%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.71%	0.74%	0.97%	0.89%
Ratio of Net Investment Income/(Loss)	3.27%	0.98%	0.79%	1.15%	1.92%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.23	$11.90	$9.80	$10.33	$10.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.08	0.07	0.12	0.19
Net realized and unrealized gain/(loss)	0.57	(1.08)	2.35	(0.41)	0.20
Total from Investment Operations	0.81	(1.00)	2.42	(0.29)	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.17)	(0.23)	(0.08)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)
Total Dividends and Distributions	(0.18)	(1.67)	(0.32)	(0.24)	(0.49)
Net Asset Value, End of Period	$9.86	$9.23	$11.90	$9.80	$10.33
Total Return*	8.95%	(9.99)%	24.91%	(3.00)%	4.23%
Net Assets, End of Period (in thousands)	$158	$1,336	$1,489	$1,149	$1,327
Average Net Assets for the Period (in thousands)	$714	$1,469	$1,363	$1,261	$2,521
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	1.69%	1.73%	1.72%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.93%	0.94%	0.90%
Ratio of Net Investment Income/(Loss)	2.52%	0.74%	0.61%	1.20%	1.90%
Portfolio Turnover Rate	293%	297%	414%	228%	268%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

30	JUNE 30, 2023

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward currency contracts held at June 30, 2023.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

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During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the

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Notes to Financial Statements

Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund wrote call options on bond exchange-traded funds in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad

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Notes to Financial Statements

range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security

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by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2023.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

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Notes to Financial Statements

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, the Adviser shall reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. There were no upfront sales charges retained by the Distributor during the year ended June 30, 2023.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

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Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	55	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	94	78
Class S Shares	100	2
Class T Shares	-	-

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 692,073	$ -	$ (963,663)	$ -	$ 306,314	$ (72,110)

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(861,856)	$(101,807)	$ (963,663)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$38,501,598	$ 3,286	$ (75,396)	$ (72,110)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 76,973	$ 307,647	$ -	$ 307,647

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 469,892	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,081,449	$ 268,055	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,221	$ 64,111	592	$ 7,162
Reinvested dividends and distributions	215	1,960	2,622	27,215
Shares repurchased	(6,363)	(62,034)	(995)	(10,436)
Net Increase/(Decrease)	1,073	$ 4,037	2,219	$ 23,941
Class C Shares:
Shares sold	12,837	$ 120,395	3,586	$ 35,374
Reinvested dividends and distributions	1,292	11,768	30,169	313,152
Shares repurchased	(18,808)	(172,103)	(80,095)	(792,160)
Net Increase/(Decrease)	(4,679)	$ (39,940)	(46,340)	$ (443,634)
Class D Shares:
Shares sold	107,180	$ 994,607	150,954	$ 1,556,694
Reinvested dividends and distributions	3,569	32,762	43,107	450,472
Shares repurchased	(87,289)	(819,928)	(122,085)	(1,273,554)
Net Increase/(Decrease)	23,460	$ 207,441	71,976	$ 733,612
Class I Shares:
Shares sold	382,203	$ 3,668,724	55,086	$ 573,984
Reinvested dividends and distributions	477	4,378	3,888	40,667
Shares repurchased	(336,665)	(3,231,026)	(32,480)	(369,435)
Net Increase/(Decrease)	46,015	$ 442,076	26,494	$ 245,216
Class N Shares:
Shares sold	121,347	$ 1,138,761	160,925	$ 1,784,344
Reinvested dividends and distributions	44,379	407,403	676,433	7,075,488
Shares repurchased	(457,628)	(4,331,487)	(1,414,277)	(14,271,559)
Net Increase/(Decrease)	(291,902)	$(2,785,323)	(576,919)	$(5,411,727)
Class S Shares:
Shares sold	-	$ -	861	$ 10,500
Reinvested dividends and distributions	915	8,368	21,547	224,954
Shares repurchased	-	-	(78,004)	(772,274)
Net Increase/(Decrease)	915	$ 8,368	(55,596)	$ (536,820)
Class T Shares:
Shares sold	7,849	$ 72,592	6,914	$ 70,072
Reinvested dividends and distributions	307	2,778	20,127	209,727
Shares repurchased	(136,943)	(1,293,932)	(7,313)	(73,139)
Net Increase/(Decrease)	(128,787)	$(1,218,562)	19,728	$ 206,660

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,551,135	$35,994,395	$ -	$ -

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Adaptive Global Allocation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	100%
Dividends Received Deduction Percentage	9%
Qualified Dividend Income Percentage	10%

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

70	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93059 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, Janus Henderson Adaptive Risk Managed U.S. Equity Fund returned 14.48% for its Class I Shares. This compares to the 19.36% return posted by the Russell 1000® Index, the Fund’s primary benchmark, and 8.95% for the S&P 500® Minimum Volatility Index, its secondary benchmark.

MARKET ENVIRONMENT

Despite early-period volatility, equities generated positive returns over the period as investors gained greater confidence that inflation was being brought under control and that a pronounced recession could be avoided. Interest rates rose as the Federal Reserve (Fed) continued to battle inflation. The U.S. economy remained resilient, especially compared to developed market peers.

PERFORMANCE DISCUSSION

The Fund’s strategy seeks to identify a security’s attractiveness based on a ratio of upside to downside risk. These ratios are proprietary measures of expected upside-to-downside volatility and seek to optimize exposure to stocks with high attractiveness but low expected downside volatility.

The Fund is simultaneously designed to evaluate expected growth and changes in risk by monitoring changes in attractiveness over the recent period. In simple terms, this methodology seeks to create a diversified portfolio of lower-risk stocks with greater growth or upside volatility. The targeted result is a differentiated and improved return profile that effectively reduces downside volatility and captures upside/growth.

During the period, the Fund underperformed its primary (broad market equities) benchmark but outperformed its secondary (minimum volatility equities) benchmark. In keeping with its long-term characteristics, over the course of the year the Fund registered volatility considerably less than that of its primary benchmark and slightly less than that of its secondary, minimum volatility benchmark. Similarly, the strategy recorded maximum one-year drawdowns that were less than each of its benchmarks. Over the period, the Fund incrementally lowered its overweight to mid-cap stocks, relative to its primary benchmark, while at the same time reducing its underweight to large caps. From a style perspective, value and growth categories fell roughly in line with the composition of the primary benchmark.

OUTLOOK

Disagreement makes markets. When disagreement evolves into agreement, risk premiums reprice and a transition in the volatility regime can occur. It is worth identifying the epicenter of disagreements and contradictory data to better understand the root cause of market incongruencies. Today, the epicenter of disagreement is between low equity volatility – levels not seen since the pandemic – and consensus expectations for elevated recession risk.

Is low volatility masking recession dangers or is it telling us that the likelihood of economic contraction is low? Based on data we have analyzed from both the risks priced by the option market and consumer data, we believe it is the latter. Options are pricing in greater upside skew to equities, with expected tail gains – or the chance for gains that exceed what is priced in under a broad distribution of expected returns – greater than expected tail losses. This is true for both developed markets equities and also emerging markets and small caps. At the same time, equity downside risk, or expected tail losses, are well below average levels. We see similar attractiveness in fixed income, with short maturity Treasuries slightly more attractive than longer maturity

Janus Investment Fund	1

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

notes. This suggests that inflation risks may be managed without leading to a deep recession.

Recession is very unlikely when the consumer is strong, and earnings estimates for consumer-focused companies, as well as forecasts for consumer loan impairments, indicate a healthy consumer.

The risk to this optimistic view is policy error. Historically, monetary policy has been fraught with error. One risk is keeping the economy awash with cheap money for too long and, thus, fueling inflation, and the other is inconsistent responses on the part of central banks to rising prices.

The Fed has reached a crucial point in its battle against inflation. The cost of money is once again expensive. The question now is whether Fed Chair Jerome Powell will finish the job by keeping money expensive – or will he balk? Thus far, Mr. Powell has made it clear that he does not consider his job done.

Resilient consumer and other macro should portend that moderately expensive money over the medium term won’t derail the economy or the prospects for riskier assets. A Fed that stays the course will more likely fuel a right tail – or upside surprise – in capital markets, while a premature dovish pivot would more likely fuel a left tail event.

The path of economic growth relies heavily on the Fed not committing a policy error and, therefore, uncertainty remains elevated.

Thank you for your investment in Janus Henderson Adaptive Risk Managed U.S. Equity Fund.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

There is no assurance the stated objective(s) will be met.

No investment strategy can ensure a profit or eliminate the risk of loss.

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alphabet Inc - Class A	1.08%	0.64%	NVIDIA Corp	0.44%	-0.91%
Amazon.com Inc	1.04%	0.44%	Apple Inc	1.92%	-0.57%
Tesla Inc	0.31%	0.30%	Sirius XM Holdings Inc	0.71%	-0.40%
AbbVie Inc	0.28%	0.26%	International Paper Co	0.38%	-0.28%
Alamos Gold Inc - Class A	0.23%	0.24%	Meta Platforms Inc - Class A	0.30%	-0.28%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Health Care	1.14%	9.80%	14.34%
	Consumer Discretionary	1.11%	7.13%	10.71%
	Real Estate	0.09%	7.16%	3.08%
	Communication Services	0.02%	4.30%	7.77%
	Other**	-0.07%	1.50%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-2.13%	12.12%	26.11%
	Financials	-0.94%	20.12%	12.05%
	Utilities	-0.87%	8.70%	2.84%
	Materials	-0.81%	4.22%	2.82%
	Industrials	-0.62%	10.03%	9.07%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Apple Inc
Technology Hardware, Storage & Peripherals	5.2%
Microsoft Corp
Software	4.4%
Alphabet Inc - Class A
Interactive Media & Services	2.2%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.0%
Amazon.com Inc
Multiline Retail	1.9%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.8%
Investments Purchased with Cash Collateral from Securities Lending	0.8%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	14.18%	7.29%	9.86%	7.71%	0.92%	0.87%
Class A Shares at MOP	7.63%	6.03%	9.21%	7.34%
Class C Shares at NAV	13.47%	6.64%	9.15%	6.97%	1.62%	1.57%
Class C Shares at CDSC	12.47%	6.64%	9.15%	6.97%
Class D Shares	14.36%	7.52%	10.07%	7.85%	0.68%	0.63%
Class I Shares	14.48%	7.56%	10.16%	7.98%	0.72%	0.67%
Class N Shares	14.54%	7.69%	10.26%	8.04%	0.55%	0.50%
Class S Shares	13.96%	7.14%	9.74%	7.56%	1.05%	1.00%
Class T Shares	14.32%	7.44%	10.00%	7.72%	0.79%	0.74%
Russell 1000 Index	19.36%	11.92%	12.64%	9.67%
S&P 500 Minimum Volatility Index	8.95%	9.87%	11.38%	9.31%
Morningstar Quartile - Class I Shares	3rd	4th	4th	4th
Morningstar Ranking - based on total returns for Large Blend Funds	1,127/1,433	1,152/1,233	901/1,064	742/891

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Janus Investment Fund	5

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 10, 2022, the Fund changed its investment strategy. The performance shown prior to this date does not reflect the new investment strategy and is not indicative of the current portfolio.

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for a two-year period commencing on June 10, 2022. This contractual waiver may be terminated or modified only at the discretion of the Portfolio's Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,103.70	$4.54	$1,000.00	$1,020.48	$4.36	0.87%
Class C Shares	$1,000.00	$1,100.60	$7.86	$1,000.00	$1,017.31	$7.55	1.51%
Class D Shares	$1,000.00	$1,103.90	$3.50	$1,000.00	$1,021.47	$3.36	0.67%
Class I Shares	$1,000.00	$1,106.10	$3.19	$1,000.00	$1,021.77	$3.06	0.61%
Class N Shares	$1,000.00	$1,105.90	$2.77	$1,000.00	$1,022.17	$2.66	0.53%
Class S Shares	$1,000.00	$1,102.90	$5.37	$1,000.00	$1,019.69	$5.16	1.03%
Class T Shares	$1,000.00	$1,105.00	$3.97	$1,000.00	$1,021.03	$3.81	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 99.1%
Aerospace & Defense – 2.0%
General Dynamics Corp	34,090	$7,334,464
L3Harris Technologies Inc	12,739	2,493,914
Textron Inc	36,828	2,490,678
		12,319,056
Auto Components – 0.7%
BorgWarner Inc	45,193	2,210,390
Magna International Inc	39,671	2,239,031
		4,449,421
Automobiles – 2.2%
Ferrari NV	7,337	2,386,066
Stellantis NV#	282,470	4,954,524
Tesla Inc*	25,362	6,639,011
		13,979,601
Banks – 2.5%
Bank of Montreal	49,194	4,442,710
Bank of Nova Scotia	45,208	2,262,208
Canadian Imperial Bank of Commerce#	50,438	2,152,694
Royal Bank of Canada	24,223	2,313,539
Toronto-Dominion Bank	75,708	4,694,653
		15,865,804
Beverages – 1.7%
Coca-Cola Co	105,711	6,365,916
Keurig Dr Pepper Inc	74,914	2,342,561
Monster Beverage Corp	37,637	2,161,869
		10,870,346
Biotechnology – 1.3%
Amgen Inc	23,993	5,326,926
Gilead Sciences Inc	35,093	2,704,618
		8,031,544
Building Products – 1.6%
AO Smith Corp	32,640	2,375,539
Carrier Global Corp	56,528	2,810,007
Johnson Controls International PLC	38,230	2,604,992
Trex Co Inc*	37,297	2,445,191
		10,235,729
Capital Markets – 4.6%
Cboe Global Markets Inc	33,151	4,575,170
CME Group Inc	13,540	2,508,827
Franklin Resources Inc	82,465	2,202,640
FS KKR Capital Corp#	110,089	2,111,507
Intercontinental Exchange Inc	44,156	4,993,161
Jefferies Financial Group Inc	71,454	2,370,129
Nasdaq Inc	41,630	2,075,256
S&P Global Inc	14,830	5,945,199
T Rowe Price Group Inc	19,811	2,219,228
		29,001,117
Chemicals – 1.5%
Air Products & Chemicals Inc	8,332	2,495,684
Eastman Chemical Co	25,905	2,168,767
Huntsman Corp	171,433	4,632,120
		9,296,571
Commercial Services & Supplies – 1.6%
Copart Inc*	54,177	4,941,484
Waste Management Inc	30,846	5,349,313
		10,290,797
Communications Equipment – 0.9%
Cisco Systems Inc	63,925	3,307,480

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Communications Equipment– (continued)
Juniper Networks Inc	77,634	$2,432,273
		5,739,753
Construction Materials – 0.4%
Vulcan Materials Co	10,692	2,410,404
Consumer Finance – 0.4%
Discover Financial Services	19,836	2,317,837
Containers & Packaging – 1.4%
Berry Global Group Inc	36,189	2,328,400
International Paper Co	68,401	2,175,836
Westrock Co	156,044	4,536,199
		9,040,435
Distributors – 0.8%
Genuine Parts Co	13,891	2,350,774
LKQ Corp	42,853	2,497,044
		4,847,818
Diversified Financial Services – 1.8%
Berkshire Hathaway Inc*	14,268	4,865,388
Global Payments Inc	24,514	2,415,119
Visa Inc	16,685	3,962,354
		11,242,861
Electric Utilities – 7.6%
American Electric Power Co Inc	83,526	7,032,889
Constellation Energy Corp	24,011	2,198,207
Duke Energy Corp	55,996	5,025,081
Edison International	65,947	4,580,019
Exelon Corp	58,988	2,403,171
FirstEnergy Corp	120,673	4,691,766
NextEra Energy Inc	36,832	2,732,934
PG&E Corp*	134,704	2,327,685
Pinnacle West Capital Corp	27,468	2,237,543
PPL Corp	170,502	4,511,483
Southern Co	107,117	7,524,969
Xcel Energy Inc	37,430	2,327,023
		47,592,770
Electrical Equipment – 1.3%
Eaton Corp PLC	13,691	2,753,260
Emerson Electric Co	30,502	2,757,076
Rockwell Automation Inc	7,695	2,535,118
		8,045,454
Electronic Equipment, Instruments & Components – 0.4%
Corning Inc	76,352	2,675,374
Equity Real Estate Investment Trusts (REITs) – 0.3%
WP Carey Inc	31,688	2,140,841
Food & Staples Retailing – 1.5%
Kroger Co	46,069	2,165,243
Sysco Corp	95,502	7,086,248
		9,251,491
Food Products – 4.9%
Campbell Soup Co	81,636	3,731,582
Conagra Brands Inc	65,765	2,217,596
Hershey Co	26,539	6,626,788
Hormel Foods Corp	109,002	4,384,060
Kellogg Co	32,676	2,202,362
Kraft Heinz Co	120,129	4,264,580
McCormick & Co Inc/MD	23,119	2,016,670
Mondelez International Inc	68,657	5,007,842
		30,451,480

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 3.6%
Abbott Laboratories	27,685	$3,018,219
Alcon Inc	28,285	2,322,481
Baxter International Inc	52,107	2,373,995
Becton Dickinson and Co	10,242	2,703,990
GE HealthCare Technologies Inc	54,864	4,457,151
Hologic Inc*	26,566	2,151,049
Medtronic PLC	30,314	2,670,663
Stryker Corp	8,943	2,728,420
		22,425,968
Health Care Providers & Services – 1.5%
Cardinal Health Inc	24,633	2,329,543
CVS Health Corp	37,869	2,617,884
Quest Diagnostics Inc	32,498	4,567,919
		9,515,346
Health Care Real Estate Investment Trusts (REITs) – 0.7%
Omega Healthcare Investors Inc	72,212	2,216,186
Ventas Inc	46,856	2,214,883
		4,431,069
Hotels, Restaurants & Leisure – 1.9%
Aramark	56,915	2,450,191
Chipotle Mexican Grill Inc*	1,122	2,399,958
Wendy's Co	91,158	1,982,687
Yum! Brands Inc	34,452	4,773,325
		11,606,161
Household Durables – 1.0%
Garmin Ltd	20,108	2,097,063
Leggett & Platt Inc	72,085	2,135,158
MDC Holdings Inc	46,973	2,196,927
		6,429,148
Household Products – 3.6%
Church & Dwight Co Inc	24,666	2,472,273
Colgate-Palmolive Co	64,968	5,005,135
Kimberly-Clark Corp	50,935	7,032,086
Procter & Gamble Co	53,424	8,106,558
		22,616,052
Industrial Conglomerates – 0.4%
Honeywell International Inc	13,544	2,810,380
Information Technology Services – 1.2%
Cognizant Technology Solutions Corp	113,051	7,379,969
Insurance – 2.5%
Aflac Inc	34,870	2,433,926
Allstate Corp	19,708	2,148,960
Genworth Financial Inc - Class A*	394,401	1,972,005
Manulife Financial Corp	229,273	4,335,552
Marsh & McLennan Cos Inc	14,631	2,751,799
Travelers Cos Inc	12,558	2,180,822
		15,823,064
Interactive Media & Services – 3.3%
Alphabet Inc - Class A*	116,924	13,995,803
Meta Platforms Inc - Class A*	22,905	6,573,277
		20,569,080
Life Sciences Tools & Services – 0.8%
Agilent Technologies Inc	39,318	4,727,990
Machinery – 2.4%
Illinois Tool Works Inc	10,362	2,592,158
Otis Worldwide Corp	54,256	4,829,327
PACCAR Inc	32,731	2,737,948

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Machinery– (continued)
Wabtec Corp	45,996	$5,044,381
		15,203,814
Media – 0.9%
Comcast Corp - Class A	75,700	3,145,335
Omnicom Group Inc	24,497	2,330,890
		5,476,225
Metals & Mining – 0.7%
Franco-Nevada Corp	14,568	2,077,397
Kinross Gold Corp	465,257	2,219,276
		4,296,673
Multiline Retail – 1.9%
Amazon.com Inc*	89,711	11,694,726
Multi-Utilities – 1.1%
Consolidated Edison Inc	22,874	2,067,810
Public Service Enterprise Group Inc	38,408	2,404,725
Sempra Energy	16,409	2,388,986
		6,861,521
Oil, Gas & Consumable Fuels – 2.3%
Enbridge Inc	56,635	2,103,990
Kinder Morgan Inc/DE	138,354	2,382,456
ONEOK Inc	39,477	2,436,520
Targa Resources Corp	32,343	2,461,302
TC Energy Corp#	52,208	2,109,725
Williams Cos Inc	80,334	2,621,298
		14,115,291
Personal Products – 0.8%
Estee Lauder Cos Inc	26,061	5,117,859
Pharmaceuticals – 3.2%
Bristol-Myers Squibb Co	43,971	2,811,945
Johnson & Johnson	26,482	4,383,301
Organon & Co	224,267	4,666,996
Pfizer Inc	162,873	5,974,182
Zoetis Inc	14,061	2,421,445
		20,257,869
Professional Services – 2.1%
Automatic Data Processing Inc	35,935	7,898,154
CoStar Group Inc*	29,639	2,637,871
Paychex Inc	21,916	2,451,743
		12,987,768
Retail Real Estate Investment Trusts (REITs) – 0.3%
Realty Income Corp	36,546	2,185,085
Road & Rail – 1.1%
Canadian National Railway Co	18,909	2,289,313
Canadian Pacific Kansas City Ltd#	29,523	2,384,573
Norfolk Southern Corp	10,763	2,440,618
		7,114,504
Semiconductor & Semiconductor Equipment – 3.5%
Broadcom Inc	4,746	4,116,823
NVIDIA Corp	29,554	12,501,933
Qualcomm Inc	23,305	2,774,227
Rambus Inc*	36,104	2,316,794
		21,709,777
Software – 5.8%
Cadence Design Systems Inc*	10,406	2,440,415
Check Point Software Technologies Ltd*	34,229	4,299,847
Microsoft Corp	80,908	27,552,410
Synopsys Inc*	5,434	2,366,018
		36,658,690

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.1%
Iron Mountain Inc	40,709	$2,313,085
Public Storage	8,013	2,338,834
VICI Properties Inc	72,864	2,290,116
		6,942,035
Specialty Retail – 0.8%
AutoZone Inc*	951	2,371,185
TJX Cos Inc	30,760	2,608,140
		4,979,325
Technology Hardware, Storage & Peripherals – 6.0%
Apple Inc	167,738	32,532,152
Hewlett Packard Enterprise Co	150,328	2,525,510
HP Inc	79,680	2,446,973
		37,504,635
Tobacco – 1.7%
Altria Group Inc	166,573	7,545,757
Philip Morris International Inc	31,252	3,050,820
		10,596,577
Trading Companies & Distributors – 0.8%
Fastenal Co	88,726	5,233,947
Water Utilities – 0.7%
American Water Works Co Inc	30,953	4,418,541
Total Common Stocks (cost $577,675,747)		621,785,593
Investment Companies– 0.8%
Exchange-Traded Funds (ETFs) – 0.8%
Schwab US Large-Cap((cost $5,168,161)	100,299	5,252,659
Investments Purchased with Cash Collateral from Securities Lending– 0.8%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	3,762,210	3,762,210
Time Deposits – 0.2%
Royal Bank of Canada, 5.0600%, 7/3/23	$940,553	940,553
Total Investments Purchased with Cash Collateral from Securities Lending (cost $4,702,763)		4,702,763
Total Investments (total cost $587,546,671) – 100.7%		631,741,015
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(4,082,734)
Net Assets – 100%		$627,658,281

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$587,107,960	92.9%
Canada	35,624,661	5.6
Israel	4,299,847	0.7
Italy	2,386,066	0.4
Switzerland	2,322,481	0.4

Total	$631,741,015	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$29,072	$60	$(15)	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	329,737∆	-	-	3,762,210
Total Affiliated Investments - 0.6%	$358,809	$60	$(15)	$3,762,210

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	1,663,809	53,254,425	(54,918,279)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	13,225,166	179,689,389	(189,152,345)	3,762,210

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$4,659,324	$—	$(4,659,324)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.
S&P 500® Minimum Volatility Index

S&P 500® Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$621,785,593	$-	$-
Investment Companies	5,252,659	-	-
Investments Purchased with Cash Collateral from Securities Lending	-	4,702,763	-
Total Assets	$627,038,252	$4,702,763	$-

14	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $583,784,461)(1)	$627,978,805
Affiliated investments, at value (cost $3,762,210)	3,762,210
Trustees' deferred compensation	15,961
Receivables:
Investments sold	6,233,570
Dividends	988,568
Foreign tax reclaims	18,248
Fund shares sold	15,820
Dividends from affiliates	2,619
Other assets	5,237
Total Assets	639,021,038
Liabilities:
Due to custodian	741,268
Collateral for securities loaned (Note 2)	4,702,763
Payables:	—
Investments purchased	4,668,773
Fund shares repurchased	746,680
Advisory fees	243,675
Transfer agent fees and expenses	84,370
Professional fees	52,631
12b-1 Distribution and shareholder servicing fees	19,716
Trustees' deferred compensation fees	15,961
Trustees' fees and expenses	3,826
Affiliated fund administration fees payable	1,354
Custodian fees	932
Accrued expenses and other payables	80,808
Total Liabilities	11,362,757
Net Assets	$627,658,281

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$566,512,607
Total distributable earnings (loss)	61,145,674
Total Net Assets	$627,658,281
Net Assets - Class A Shares	$19,506,608
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,970,945
Net Asset Value Per Share(2)	$9.90
Maximum Offering Price Per Share(3)	$10.50
Net Assets - Class C Shares	$12,312,476
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,308,899
Net Asset Value Per Share(2)	$9.41
Net Assets - Class D Shares	$325,264,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,619,871
Net Asset Value Per Share	$9.67
Net Assets - Class I Shares	$85,473,421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,636,383
Net Asset Value Per Share	$9.90
Net Assets - Class N Shares	$43,369,152
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,414,877
Net Asset Value Per Share	$9.82
Net Assets - Class S Shares	$22,700,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,301,177
Net Asset Value Per Share	$9.86
Net Assets - Class T Shares	$119,032,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,296,955
Net Asset Value Per Share	$9.68

(1) Includes $4,659,324 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends	$17,135,786
Affiliated securities lending income, net	329,737
Unaffiliated securities lending income, net	57,129
Dividends from affiliates	29,072
Other income	332
Foreign tax withheld	(175,102)
Total Investment Income	17,376,954
Expenses:
Advisory fees	3,154,546
12b-1 Distribution and shareholder servicing fees:
Class A Shares	47,256
Class C Shares	113,713
Class S Shares	55,404
Transfer agent administrative fees and expenses:
Class D Shares	369,395
Class S Shares	55,493
Class T Shares	306,391
Transfer agent networking and omnibus fees:
Class A Shares	16,404
Class C Shares	10,080
Class I Shares	74,970
Other transfer agent fees and expenses:
Class A Shares	1,251
Class C Shares	626
Class D Shares	45,917
Class I Shares	4,461
Class N Shares	1,656
Class S Shares	228
Class T Shares	1,165
Registration fees	133,633
Shareholder reports expense	108,533
Professional fees	55,612
Custodian fees	24,222
Affiliated fund administration fees	20,166
Trustees’ fees and expenses	16,312
Other expenses	137,926
Total Expenses	4,755,360
Less: Excess Expense Reimbursement and Waivers	(315,824)
Net Expenses	4,439,536
Net Investment Income/(Loss)	12,937,418

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$31,700,343
Investments in affiliates	60
Total Net Realized Gain/(Loss) on Investments	31,700,403
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	38,711,514
Investments in affiliates	(15)
Total Change in Unrealized Net Appreciation/Depreciation	38,711,499
Net Increase/(Decrease) in Net Assets Resulting from Operations	$83,349,320

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$12,937,418	$6,508,055
Net realized gain/(loss) on investments	31,700,403	11,219,270
Change in unrealized net appreciation/depreciation	38,711,499	(73,527,699)
Net Increase/(Decrease) in Net Assets Resulting from Operations	83,349,320	(55,800,374)
Dividends and Distributions to Shareholders:
Class A Shares	(425,208)	(6,243,071)
Class C Shares	(245,765)	(5,022,240)
Class D Shares	(8,210,926)	(89,743,113)
Class I Shares	(2,284,312)	(108,118,152)
Class N Shares	(1,173,586)	(11,274,919)
Class S Shares	(481,720)	(6,598,779)
Class T Shares	(3,044,047)	(43,284,105)
Net Decrease from Dividends and Distributions to Shareholders	(15,865,564)	(270,284,379)
Capital Share Transactions:
Class A Shares	(3,566,889)	3,162,568
Class C Shares	(4,111,376)	294,153
Class D Shares	(16,111,668)	66,914,098
Class I Shares	(38,714,488)	(243,801,907)
Class N Shares	(3,154,543)	2,199,030
Class S Shares	(2,755,856)	3,220,535
Class T Shares	(23,273,508)	(1,287,739)
Net Increase/(Decrease) from Capital Share Transactions	(91,688,328)	(169,299,262)
Net Increase/(Decrease) in Net Assets	(24,204,572)	(495,384,015)
Net Assets:
Beginning of period	651,862,853	1,147,246,868
End of period	$627,658,281	$651,862,853

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.88	$12.76	$11.38	$11.37	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.05	0.05	0.12	0.12
Net realized and unrealized gain/(loss)	1.06	(0.77)	2.82	0.24	0.39
Total from Investment Operations	1.23	(0.72)	2.87	0.36	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.03)	(0.13)	(0.06)	(0.17)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.21)	(3.16)	(1.49)	(0.35)	(0.80)
Net Asset Value, End of Period	$9.90	$8.88	$12.76	$11.38	$11.37
Total Return*	14.18%	(9.55)%	26.48%	3.14%	5.54%
Net Assets, End of Period (in thousands)	$19,507	$21,015	$26,218	$27,092	$28,718
Average Net Assets for the Period (in thousands)	$18,807	$25,214	$28,579	$29,019	$26,466
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.94%	0.94%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.92%	0.94%	0.94%	0.96%
Ratio of Net Investment Income/(Loss)	1.88%	0.44%	0.43%	1.08%	1.07%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.45	$12.32	$11.02	$11.04	$11.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	(0.01)	(0.02)	0.05	0.05
Net realized and unrealized gain/(loss)	1.00	(0.73)	2.72	0.22	0.39
Total from Investment Operations	1.12	(0.74)	2.70	0.27	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.04)	—	(0.09)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.16)	(3.13)	(1.40)	(0.29)	(0.72)
Net Asset Value, End of Period	$9.41	$8.45	$12.32	$11.02	$11.04
Total Return*	13.47%	(10.05)%	25.71%	2.41%	4.94%
Net Assets, End of Period (in thousands)	$12,312	$14,997	$21,286	$24,089	$29,433
Average Net Assets for the Period (in thousands)	$13,628	$19,294	$23,134	$27,415	$30,565
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.48%	1.58%	1.58%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.48%	1.58%	1.58%	1.61%
Ratio of Net Investment Income/(Loss)	1.33%	(0.12)%	(0.21)%	0.44%	0.41%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.69	$12.56	$11.23	$11.22	$11.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.08	0.08	0.15	0.15
Net realized and unrealized gain/(loss)	1.03	(0.76)	2.77	0.24	0.37
Total from Investment Operations	1.22	(0.68)	2.85	0.39	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.06)	(0.16)	(0.09)	(0.19)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.24)	(3.19)	(1.52)	(0.38)	(0.82)
Net Asset Value, End of Period	$9.67	$8.69	$12.56	$11.23	$11.22
Total Return*	14.36%	(9.35)%	26.71%	3.41%	5.79%
Net Assets, End of Period (in thousands)	$325,264	$307,311	$361,567	$315,423	$337,476
Average Net Assets for the Period (in thousands)	$312,362	$357,464	$341,346	$327,755	$335,559
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.68%	0.68%	0.69%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.68%	0.69%	0.71%
Ratio of Net Investment Income/(Loss)	2.09%	0.69%	0.66%	1.33%	1.31%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.87	$12.75	$11.37	$11.36	$11.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.08	0.08	0.15	0.15
Net realized and unrealized gain/(loss)	1.06	(0.77)	2.81	0.24	0.38
Total from Investment Operations	1.26	(0.69)	2.89	0.39	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.06)	(0.15)	(0.09)	(0.19)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.23)	(3.19)	(1.51)	(0.38)	(0.82)
Net Asset Value, End of Period	$9.90	$8.87	$12.75	$11.37	$11.36
Total Return*	14.48%	(9.31)%	26.75%	3.37%	5.81%
Net Assets, End of Period (in thousands)	$85,473	$114,646	$468,596	$428,888	$685,211
Average Net Assets for the Period (in thousands)	$96,141	$379,547	$439,089	$645,830	$674,516
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.72%	0.73%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.68%	0.69%	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	2.19%	0.66%	0.66%	1.33%	1.32%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.82	$12.70	$11.34	$11.33	$11.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.09	0.10	0.17	0.16
Net realized and unrealized gain/(loss)	1.04	(0.76)	2.79	0.23	0.39
Total from Investment Operations	1.25	(0.67)	2.89	0.40	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.08)	(0.17)	(0.10)	(0.21)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.25)	(3.21)	(1.53)	(0.39)	(0.84)
Net Asset Value, End of Period	$9.82	$8.82	$12.70	$11.34	$11.33
Total Return*	14.54%	(9.21)%	26.89%	3.53%	6.01%
Net Assets, End of Period (in thousands)	$43,369	$41,864	$54,635	$46,912	$48,624
Average Net Assets for the Period (in thousands)	$42,929	$49,809	$49,066	$48,706	$48,621
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.55%	0.55%	0.55%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.55%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	2.24%	0.82%	0.78%	1.47%	1.46%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.85	$12.73	$11.36	$11.35	$11.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.04	0.04	0.11	0.11
Net realized and unrealized gain/(loss)	1.05	(0.78)	2.80	0.24	0.39
Total from Investment Operations	1.21	(0.74)	2.84	0.35	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.01)	(0.11)	(0.05)	(0.15)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.20)	(3.14)	(1.47)	(0.34)	(0.78)
Net Asset Value, End of Period	$9.86	$8.85	$12.73	$11.36	$11.35
Total Return*	13.96%	(9.69)%	26.29%	3.02%	5.45%
Net Assets, End of Period (in thousands)	$22,700	$22,961	$28,736	$26,404	$28,815
Average Net Assets for the Period (in thousands)	$22,075	$27,437	$28,167	$28,036	$29,626
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.05%	1.05%	1.05%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.04%	1.04%	1.05%	1.05%
Ratio of Net Investment Income/(Loss)	1.72%	0.32%	0.30%	0.97%	0.97%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.69	$12.56	$11.22	$11.21	$11.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.06	0.07	0.14	0.14
Net realized and unrealized gain/(loss)	1.04	(0.75)	2.77	0.24	0.37
Total from Investment Operations	1.22	(0.69)	2.84	0.38	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.05)	(0.14)	(0.08)	(0.18)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)
Total Dividends and Distributions	(0.23)	(3.18)	(1.50)	(0.37)	(0.81)
Net Asset Value, End of Period	$9.68	$8.69	$12.56	$11.22	$11.21
Total Return*	14.32%	(9.49)%	26.70%	3.32%	5.67%
Net Assets, End of Period (in thousands)	$119,032	$129,070	$186,208	$207,700	$245,736
Average Net Assets for the Period (in thousands)	$121,911	$169,108	$211,171	$230,458	$255,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.79%	0.79%	0.79%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.78%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	2.01%	0.57%	0.58%	1.23%	1.23%
Portfolio Turnover Rate	313%	152%	190%	102%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,659,324. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $4,702,763, resulting in the net amount due to the counterparty of $43,439.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

The Adviser has contractually agreed to waive 0.05% of its advisory fee through at least June 9, 2024. In addition, the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

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Notes to Financial Statements

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $327.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $1,506.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	79	5
Class S Shares	-	-
Class T Shares	-	-

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 3,197,243	$ 18,999,758	$ -	$ -	$ (15,470)	$ 38,964,143

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$592,776,872	$51,158,411	$ (12,194,268)	$ 38,964,143

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. The differences are due to differing treatment for items such as net short-term gains, deferral of wash sale losses, and foreign currency transactions. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,723,797	$ 4,141,767	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 146,346,046	$ 123,938,333	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $1,640,321 including $1,077,201 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	265,528	$ 2,451,013	479,769	$ 5,131,485
Reinvested dividends and distributions	33,776	300,944	405,815	4,273,228
Shares repurchased	(695,367)	(6,318,846)	(573,499)	(6,242,145)
Net Increase/(Decrease)	(396,063)	$ (3,566,889)	312,085	$ 3,162,568
Class C Shares:
Shares sold	60,126	$ 538,189	176,619	$ 1,680,992
Reinvested dividends and distributions	27,908	237,218	477,618	4,795,282
Shares repurchased	(554,950)	(4,886,783)	(606,835)	(6,182,121)
Net Increase/(Decrease)	(466,916)	$ (4,111,376)	47,402	$ 294,153
Class D Shares:
Shares sold	824,885	$ 7,459,993	1,925,435	$ 21,015,958
Reinvested dividends and distributions	927,842	8,072,230	8,582,603	88,314,982
Shares repurchased	(3,494,548)	(31,643,891)	(3,935,475)	(42,416,842)
Net Increase/(Decrease)	(1,741,821)	$(16,111,668)	6,572,563	$ 66,914,098
Class I Shares:
Shares sold	467,337	$ 4,304,801	5,382,089	$ 62,768,355
Reinvested dividends and distributions	199,608	1,776,511	9,607,993	100,883,927
Shares repurchased	(4,958,114)	(44,795,800)	(38,809,638)	(407,454,189)
Net Increase/(Decrease)	(4,291,169)	$(38,714,488)	(23,819,556)	$(243,801,907)
Class N Shares:
Shares sold	256,915	$ 2,347,154	983,734	$ 10,031,715
Reinvested dividends and distributions	132,810	1,172,709	1,078,172	11,256,121
Shares repurchased	(720,991)	(6,674,406)	(1,617,016)	(19,088,806)
Net Increase/(Decrease)	(331,266)	$ (3,154,543)	444,890	$ 2,199,030
Class S Shares:
Shares sold	82,009	$ 759,953	109,748	$ 1,175,211
Reinvested dividends and distributions	54,123	481,151	627,437	6,588,086
Shares repurchased	(429,005)	(3,996,960)	(400,477)	(4,542,762)
Net Increase/(Decrease)	(292,873)	$ (2,755,856)	336,708	$ 3,220,535
Class T Shares:
Shares sold	658,330	$ 5,960,211	1,041,702	$ 11,222,138
Reinvested dividends and distributions	340,436	2,965,201	4,064,600	41,865,383
Shares repurchased	(3,551,793)	(32,198,920)	(5,087,237)	(54,375,260)
Net Increase/(Decrease)	(2,553,027)	$(23,273,508)	19,065	$ (1,287,739)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,960,546,832	$2,052,035,595	$ -	$ -

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Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Risk Managed U.S. Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Capital Gain Distributions	$5,218,968
Dividends Received Deduction Percentage	94%
Qualified Dividend Income Percentage	100%

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

58	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

60	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

62	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Risk Managed U.S. Equity Fund	6/22-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	JUNE 30, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage1

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage2

66	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93016 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Developed World Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Developed World Bond Fund Class I shares returned -3.98%. The Fund’s benchmark, the Bloomberg Global Aggregate Credit Index (USD Hedged), returned 1.36%.

INVESTMENT ENVIRONMENT

The period under review exemplifies the late-cycle phase of the business cycle, with stocks rising amid volatile financial markets, a tight labor market, and rising interest rates. Asset classes were getting pushed and pulled around, while cash on deposit was very competitive. This, of course, is how monetary policy is meant to work. Central banks reacted in a delayed and panicky way to the overstimulus of monetary and fiscal policy post-COVID. Excess fiscal stimulus was compounded by numerous supply-side bottlenecks that were further compounded by the war in Ukraine, leading to a significant inflationary problem.

The initial response to a so-called “transitory” inflation shock changed late in the summer of 2022 as the Federal Reserve (Fed) became increasingly concerned about runaway inflation and inflation expectations becoming unanchored. The remarkably robust employment markets confounded policymakers and market commentators alike. The European economies lagged as did the European Central Bank’s (ECB) policy response, which also became aggressive, albeit from a historically low starting point. Monetary policy famously has long and variable lags, and central banks generally have lacked the patience to wait for evidence that policy was having its desired effect. Inflation, unemployment, and default rates are lagging economic indicators and, so far, it mainly has been headline and core inflation that have peaked and started to fall reasonably fast – more so in America than in Europe.

PERFORMANCE DISCUSSION

Against the backdrop of this risk-on environment, the portfolio was poorly positioned, as we remained surprised at the resilience of markets compared to economic reality. Sovereign bonds, to which the portfolio has an overweight allocation, underperformed high-yield and investment-grade credit, where the portfolio maintains an underweight allocation – a wide and unusual divergence in performance at the late-cycle phase we were in.

In hindsight, we were too premature with this defensive positioning. We were surprised by the need for central banks to keep raising rates to stifle inflation and smothering employment markets, and rather counterintuitively, equities and risk performed well against this backdrop.

Portfolio activity was limited as we believed our positioning was appropriate for the deteriorating economic outlook. Broadly speaking, over the period we increased duration (a measure, in years, of a bond price’s sensitivity to changes in interest rates) to around 8.5+ years, with the bulk of duration held in the U.S., whose monetary policy we believe appears to be better progressed, and whose central bank appears to be much more coherent than its European counterparts. In addition, we materially thinned the portfolio’s high-yield and investment-grade credit books.

DERIVITAVES USAGE

The portfolio makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. The portfolio uses futures as a liquid and straightforward way of either reducing or increasing the portfolio’s duration. It also uses currency forwards in

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

an effort to hedge the portfolio’s foreign currency back to the U.S. dollar. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the portfolio.

OUTLOOK

Bonds are a reflexive asset class. The higher central banks hike interest rates, the bigger the potential cost of lost output and unemployment. Some commentators suggest that so far, we have seen only around one-third of the effect of the rate hikes. In our view, a recession seems inevitable, but recessions are non-linear and hard to model. It is possible Europe may be more vulnerable than the U.S. The next six months will be crucial to see how this plays out. We believe that, as of the time of writing, soon the employment markets may break and/or something else will break in the economy, and investors likely will focus less on inflation and more on the lack of growth.

Thank you for your continued investment in the Janus Henderson Developed World Bond Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.59%	3.62%
Class A Shares MOP	3.42%	3.44%
Class C Shares**	2.78%	2.82%
Class D Shares	3.72%	3.78%
Class I Shares	3.87%	3.87%
Class N Shares	3.86%	3.88%
Class S Shares	2.72%	3.37%
Class T Shares	3.59%	3.62%
Weighted Average Maturity		6.6 Years
Average Effective Duration***		8.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	7.2%
AA	10.0%
A	12.8%
BBB	24.6%
BB	4.3%
B	0.1%
Not Rated	34.9%
Other	6.1%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	48.8%
Foreign Government Bonds	39.2%
Mortgage-Backed Securities	5.9%
Investment Companies	4.8%
Asset-Backed/Commercial Mortgage-Backed Securities	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	0.8%
100.0%

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Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-4.20%	0.17%	2.40%	3.75%	0.93%	0.82%
Class A Shares at MOP	-8.76%	-0.81%	1.90%	3.49%
Class C Shares at NAV	-4.94%	-0.57%	1.63%	2.96%	1.62%	1.57%
Class C Shares at CDSC	-5.82%	-0.57%	1.63%	2.96%
Class D Shares	-4.21%	0.32%	2.48%	3.79%	0.70%	0.69%
Class I Shares	-3.98%	0.42%	2.65%	3.90%	0.64%	0.57%
Class N Shares	-4.11%	0.45%	2.61%	3.86%	0.55%	0.55%
Class S Shares	-4.42%	0.00%	2.25%	3.67%	1.53%	1.07%
Class T Shares	-4.22%	0.22%	2.43%	3.76%	0.79%	0.79%
Bloomberg Global Aggregate Credit Index (USD Hedged)	1.36%	1.30%	2.49%	3.62%
Morningstar Quartile - Class A Shares	4th	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	129/133	80/107	17/82	23/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2023

Janus Henderson Developed World Bond Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,009.70	$3.84	$1,000.00	$1,020.98	$3.86	0.77%
Class C Shares	$1,000.00	$1,004.70	$7.61	$1,000.00	$1,017.21	$7.65	1.53%
Class D Shares	$1,000.00	$1,008.70	$3.44	$1,000.00	$1,021.37	$3.46	0.69%
Class I Shares	$1,000.00	$1,010.70	$2.94	$1,000.00	$1,021.87	$2.96	0.59%
Class N Shares	$1,000.00	$1,010.50	$2.94	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$1,008.30	$5.18	$1,000.00	$1,019.64	$5.21	1.04%
Class T Shares	$1,000.00	$1,009.40	$4.09	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.3%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $6,659,908)	3,670,407	GBP	$4,313,306
Corporate Bonds– 48.8%
Banking – 8.1%
Bank of America Corp, 4.2000%, 8/26/24	$1,860,000		1,825,121
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	3,800,000		3,679,504
Cooperatieve Rabobank UA, 3.7500%, 7/21/26	4,022,000		3,755,010
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	2,000,000	AUD	1,296,764
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,465,845
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	3,710,000		3,605,247
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	2,823,515
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 1 Year + 1.7500%, 4.7160%, 8/11/26‡,#	7,500,000		7,286,836
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,347,868
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.1000%, 6.6250%, 6/2/33‡	3,730,000	GBP	4,483,516
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.4000%, 2.7070%, 12/3/35‡	8,508,000	GBP	7,806,298
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	5,510,000		3,640,864
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	1,564,000		1,542,475
Morgan Stanley, SONIA Interest Rate Benchmark + 2.2520%, 11/18/33‡	4,700,000	GBP	5,710,578
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	5,203,000		4,777,602
Nationwide Building Society,
ICE SWAP Rate GBP SONIA 1 Year + 2.2130%, 6.1780%, 12/7/27‡	6,670,000	GBP	8,195,885
Nationwide Building Society, 10.2500%‡,µ	8,500	GBP	1,229,530
Natwest Group PLC, 6.6250%, 6/22/26	4,902,000	GBP	6,162,436
Natwest Group PLC,
US Treasury Yield Curve Rate 1 Year + 2.8500%, 7.4720%, 11/10/26‡	13,530,000		13,837,903
Natwest Group PLC,
US Treasury Yield Curve Rate 1 Year + 1.3500%, 5.8470%, 3/2/27‡	2,650,000		2,620,972
Santander UK Group Holdings PLC, SOFR + 2.7490%, 6.8330%, 11/21/26‡	11,438,000		11,464,004
Santander UK Group Holdings PLC, GBP SWAP 1YR + 2.8660%, 7.0980%, 11/16/27‡	4,660,000	GBP	5,801,967
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 1.6000%, 4.4900%, 8/5/25 (144A)‡	14,975,000		14,636,135
UBS Group AG, 5.9590%, 1/12/34 (144A)	3,370,000		3,352,306
			124,348,181
Brokerage – 0.9%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		5,976,176
LSEGA Financing PLC, 1.3750%, 4/6/26 (144A)	5,000,000		4,457,840
Nasdaq Inc, 5.3500%, 6/28/28	1,240,000		1,241,789
Nasdaq Inc, 4.5000%, 2/15/32	1,100,000	EUR	1,213,827
Nasdaq Inc, 5.5500%, 2/15/34	854,000		857,359
			13,746,991
Capital Goods – 0.6%
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,682,792
Ball Corp, 2.8750%, 8/15/30	9,266,000		7,691,960
			9,374,752
Communications – 5.8%
American Tower Corp, 3.6000%, 1/15/28	7,580,000		6,978,823
AT&T Inc, 4.5000%, 5/15/35	3,370,000		3,098,049
Comcast Corp, 0%, 9/14/26	1,420,000	EUR	1,368,791
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		1,759,971
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,854,778
Crown Castle International Corp, 3.1000%, 11/15/29	2,801,000		2,438,810
Crown Castle International Corp, 2.2500%, 1/15/31	4,508,000		3,674,202
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	2,768,716
Netflix Inc, 5.8750%, 11/15/28	6,100,000		6,300,092
Netflix Inc, 3.8750%, 11/15/29	1,320,000	EUR	1,401,820
Netflix Inc, 3.6250%, 6/15/30	2,680,000	EUR	2,778,953

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Netflix Inc, 4.8750%, 6/15/30 (144A)#	$962,000		$946,698
Orange SA, 1.1250%, 7/15/24	2,600,000	EUR	2,754,041
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,242,794
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	5,212,383
Sky Ltd, 2.5000%, 9/15/26	4,025,000	EUR	4,205,629
T-Mobile USA Inc, 3.5000%, 4/15/25	9,500,000		9,133,646
T-Mobile USA Inc, 2.2500%, 2/15/26	7,500,000		6,891,415
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		906,383
T-Mobile USA Inc, 2.6250%, 2/15/29	1,794,000		1,558,139
T-Mobile USA Inc, 3.8750%, 4/15/30	9,017,000		8,307,079
Verizon Communications Inc, 4.5000%, 8/17/27	5,970,000	AUD	3,848,003
Verizon Communications Inc, 2.3500%, 3/23/28	3,420,000	AUD	1,972,132
Verizon Communications Inc, 2.6500%, 5/6/30	3,250,000	AUD	1,768,121
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	2,444,669
			88,614,137
Consumer Cyclical – 5.0%
Booking Holdings Inc, 4.0000%, 11/15/26	10,358,000	EUR	11,321,572
Booking Holdings Inc, 3.5500%, 3/15/28	1,116,000		1,048,456
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	5,280,866
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	6,600,000		6,252,815
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	7,341,000		6,261,542
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	876,423
Levi Strauss & Co, 3.5000%, 3/1/31 (144A)#	8,000,000		6,620,000
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,520,695
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		1,878,787
Service Corp International/US, 3.3750%, 8/15/30	9,803,000		8,198,249
Service Corp International/US, 4.0000%, 5/15/31	6,752,000		5,779,915
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	6,621,582
Walmart Inc, 4.8750%, 9/21/29	8,500,000	EUR	10,009,987
			76,670,889
Consumer Non-Cyclical – 15.4%
Abbott Ireland Financing DAC, 1.5000%, 9/27/26	2,650,000	EUR	2,702,282
AbbVie Inc, 4.5000%, 5/14/35	5,050,000		4,797,983
Amgen Inc, 5.2500%, 3/2/30	1,754,000		1,757,500
Amgen Inc, 5.2500%, 3/2/33	5,041,000		5,047,430
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.7000%, 2/1/36	3,370,000		3,277,711
Anheuser-Busch InBev SA/NV, 2.7000%, 3/31/26	13,389,000	EUR	14,231,044
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	1,817,581
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	3,680,000		3,421,981
Avantor Funding Inc, 3.8750%, 7/15/28	2,365,000	EUR	2,359,555
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	4,579,433
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		3,769,104
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		4,646,895
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,269,104
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		4,672,908
Coca-Cola Co, 0.3750%, 3/15/33	10,000,000	EUR	8,113,081
Diageo Capital PLC, 1.3750%, 9/29/25	5,000,000		4,599,130
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,440,192
Diageo Finance PLC, 0.5000%, 6/19/24	7,335,000	EUR	7,737,160
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	7,364,398
Elanco Animal Health Inc, 6.6500%, 8/28/28#	1,640,000		1,591,243
GE HealthCare Technologies Inc, 5.5500%, 11/15/24	18,844,000		18,736,542
HCA Inc, 5.3750%, 2/1/25	9,202,000		9,121,322
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,567,676
HCA Inc, 4.1250%, 6/15/29	4,675,000		4,326,192
HCA Inc, 3.6250%, 3/15/32 (144A)	2,847,000		2,471,220
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,207,015
IQVIA Inc, 5.0000%, 5/15/27 (144A)	5,207,000		5,008,429

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Keurig Dr Pepper Inc, 3.4000%, 11/15/25#	$4,762,000		$4,554,253
Keurig Dr Pepper Inc, 3.2000%, 5/1/30#	929,000		833,009
Kimberly-Clark Corp, 0.6250%, 9/7/24	7,353,000	EUR	7,715,471
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,584,754
Nestle Finance International Ltd, 1.5000%, 4/1/30	10,000,000	EUR	9,749,588
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		12,320,651
Novartis Finance SA, 0%, 9/23/28	10,000,000	EUR	9,177,205
Novo Nordisk Finance Netherlands BV, 0.7500%, 3/31/25	7,786,000	EUR	8,046,601
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,427,656
PepsiCo Inc, 1.1250%, 3/18/31	5,000,000	EUR	4,600,659
PepsiCo Inc, 0.7500%, 10/14/33	13,434,000	EUR	11,252,424
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	3,274,253
Tesco PLC, 6.1500%, 11/15/37 (144A)	2,001,000		1,984,152
Unilever PLC, 1.5000%, 7/22/26	2,350,000	GBP	2,639,205
Zoetis Inc, 5.4000%, 11/14/25	15,256,000		15,302,689
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,350,674
Zoetis Inc, 2.0000%, 5/15/30#	4,547,000		3,794,262
			236,241,617
Government Sponsored – 1.2%
Electricite de France SA, 5.5000%, 1/25/35	1,900,000	GBP	2,151,119
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	11,843,000	AUD	7,572,767
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	8,580,110
			18,303,996
Insurance – 1.6%
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,433,429
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	2,199,200
Berkshire Hathaway Inc, 0%, 3/12/25	4,430,000	EUR	4,522,737
BUPA Finance PLC, 4.1250%, 6/14/35	1,826,000	GBP	1,716,899
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.1700%, 4.0000%‡,µ	4,705,000	GBP	3,524,882
Centene Corp, 3.0000%, 10/15/30	3,876,000		3,229,859
Centene Corp, 2.6250%, 8/1/31	7,558,000		6,022,819
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	745,634
			24,395,459
Technology – 10.2%
Alphabet Inc, 2.0500%, 8/15/50	5,947,000		3,720,252
Apple Inc, 2.5130%, 8/19/24	5,080,000	CAD	3,718,571
ASML Holding NV, 1.3750%, 7/7/26	5,846,000	EUR	5,968,774
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	5,781,000		4,985,164
DELL International LLC / EMC Corp, 5.8500%, 7/15/25	9,055,000		9,088,066
DELL International LLC / EMC Corp, 6.0200%, 6/15/26	2,000,000		2,032,818
Equinix Inc, 3.2000%, 11/18/29	10,199,000		8,953,942
Experian Finance PLC, 2.1250%, 9/27/24	3,500,000	GBP	4,225,075
Fiserv Inc, 5.4500%, 3/2/28	2,556,000		2,568,480
Fiserv Inc, 3.5000%, 7/1/29	1,095,000		999,445
Fiserv Inc, 1.6250%, 7/1/30	1,770,000	EUR	1,641,206
Gartner Inc, 3.7500%, 10/1/30 (144A)	4,237,000		3,690,080
Microsoft Corp, 2.5250%, 6/1/50	25,197,000		17,429,912
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		1,833,571
MSCI Inc, 3.6250%, 9/1/30 (144A)	2,483,000		2,141,311
NVIDIA Corp, 0.5840%, 6/14/24	5,500,000		5,254,142
NVIDIA Corp, 3.2000%, 9/16/26	1,627,000		1,566,328
Oracle Corp, 5.8000%, 11/10/25	11,858,000		11,990,060
Oracle Corp, 2.6500%, 7/15/26	3,467,000		3,205,159
Oracle Corp, 2.9500%, 4/1/30	6,440,000		5,621,255
Oracle Corp, 4.9000%, 2/6/33	2,473,000		2,400,553
Oracle Corp, 3.6000%, 4/1/50	9,685,000		6,920,504
Oracle Corp, 5.5500%, 2/6/53	3,270,000		3,166,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Sage Group PLC/The, 2.8750%, 2/8/34	6,875,000	GBP	$6,557,112
Salesforce.com Inc, 3.7000%, 4/11/28	$2,252,000		2,171,706
Salesforce.com Inc, 1.9500%, 7/15/31	6,764,000		5,581,530
SAP SE, 1.7500%, 2/22/27	1,127,000	EUR	1,189,983
VMware Inc, 1.0000%, 8/15/24	5,602,000		5,303,826
VMware Inc, 4.5000%, 5/15/25	4,100,000		4,015,476
VMware Inc, 1.4000%, 8/15/26	2,245,000		1,982,429
VMware Inc, 3.9000%, 8/21/27	4,698,000		4,453,824
VMware Inc, 4.7000%, 5/15/30	7,315,000		6,981,037
Workday Inc, 3.8000%, 4/1/32	4,950,000		4,456,348
			155,814,421
Total Corporate Bonds (cost $810,764,601)			747,510,443
Foreign Government Bonds– 39.2%
Australia Government Bond, 0.2500%, 11/21/25	55,500,000	AUD	33,758,519
Australia Government Bond, 0.5000%, 9/21/26	32,870,000	AUD	19,584,060
Australia Government Bond, 3.2500%, 4/21/29	97,000,000	AUD	62,199,328
Australia Government Bond, 1.0000%, 11/21/31	30,019,000	AUD	15,726,514
Australia Government Bond, 1.7500%, 11/21/32	20,001,000	AUD	10,963,952
Australia Government Bond, 2.7500%, 5/21/41	46,294,000	AUD	24,854,251
Australia Government Bond, 1.7500%, 6/21/51	12,500,000	AUD	4,840,238
Canadian Government Bond, 1.5000%, 6/1/31	25,399,000	CAD	16,729,477
Federal Republic of Germany Bond, 0%, 10/9/26	41,217,258	EUR	41,062,644
Federal Republic of Germany Bond, 2.3000%, 2/15/33	24,679,343	EUR	26,700,706
Federal Republic of Germany Bond, 0%, 8/15/50	13,555,087	EUR	7,934,246
Japan Government Five Year Bond, 0.0050%, 6/20/27	2,500,000,000	JPY	17,344,920
Kingdom of Sweden Government Bond, 2.5000%, 5/12/25	47,205,000	SEK	4,303,507
Kingdom of Sweden Government Bond, 1.0000%, 11/12/26	351,425,000	SEK	30,466,720
Kingdom of Sweden Government Bond, 0.1250%, 5/12/31	400,000,000	SEK	30,589,732
Kingdom of the Netherlands Government Bond, 0.7500%, 7/15/28 (144A)	47,494,771	EUR	46,931,473
Kingdom of the Netherlands Government Bond, 0.5000%, 7/15/32 (144A)	29,367,912	EUR	26,472,681
New Zealand Government Bond, 0.5000%, 5/15/26	60,000,000	NZD	32,599,709
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	11,290,008
New Zealand Government Bond, 1.5000%, 5/15/31	33,000,000	NZD	16,160,989
Swiss Confederation Government Bond, 0.5000%, 5/27/30	47,000,000	CHF	50,886,797
United Kingdom Gilt, 1.2500%, 7/22/27	30,183,392	GBP	33,283,022
United Kingdom Gilt, 4.5000%, 9/7/34	27,430,366	GBP	35,105,770
Total Foreign Government Bonds (cost $674,288,700)			599,789,263
Mortgage-Backed Securities– 5.9%
Fannie Mae Pool:
3.5000%, 5/1/49	6,610,323		6,086,268
3.0000%, 9/1/50	8,766,364		7,752,245
3.5000%, 2/1/51	1,900,099		1,747,672
3.0000%, 1/1/52	2,404,970		2,137,466
3.0000%, 4/1/52	22,429,606		19,904,333
3.0000%, 6/1/52	10,365,454		9,153,944
3.5000%, 8/1/52	3,825,617		3,519,007
3.5000%, 9/1/52	7,391,075		6,783,914
3.5000%, 9/1/52	2,300,634		2,106,114
4.5000%, 9/1/52	2,220,421		2,157,063
			61,348,026
Freddie Mac Pool:
3.0000%, 11/1/51	10,555,385		9,329,348
3.5000%, 4/1/52	4,407,687		4,061,031
3.0000%, 5/1/52	11,172,273		9,928,855
3.0000%, 5/1/52	4,057,186		3,610,650
4.0000%, 8/1/52	1,980,289		1,887,533
			28,817,417
Total Mortgage-Backed Securities (cost $92,603,058)			90,165,443

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Investment Companies– 4.8%
Money Markets – 4.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $74,364,454)	74,350,643	$74,365,513
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	2,763,468	2,763,468
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$696,927	696,927
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,460,395)		3,460,395
Total Investments (total cost $1,662,141,116) – 99.2%		1,519,604,363
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		12,108,399
Net Assets – 100%		$1,531,712,762

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$631,858,397	41.6%
United Kingdom	235,647,874	15.5
Australia	171,926,862	11.3
Germany	95,809,172	6.3
Netherlands	86,631,717	5.7
Switzerland	78,052,443	5.1
Sweden	65,359,959	4.3
New Zealand	60,050,706	4.0
Belgium	22,748,317	1.5
France	20,981,919	1.4
Japan	17,344,920	1.1
Canada	16,729,477	1.1
Bermuda	8,415,999	0.6
Denmark	8,046,601	0.5

Total	$1,519,604,363	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 4.8%
Money Markets - 4.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$2,610,898	$6,720	$(3,203)	$74,365,513
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	12,050∆	-	-	2,763,468
Total Affiliated Investments - 5.0%	$2,622,948	$6,720	$(3,203)	$77,128,981

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 4.8%
Money Markets - 4.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	64,594,507	1,416,325,925	(1,406,558,436)	74,365,513
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	4,308,311	59,725,906	(61,270,749)	2,763,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/26/23	3,958,130	$(2,627,842)	$10,304
Australian Dollar	7/26/23	6,893,389	(4,640,179)	(45,643)
Australian Dollar	7/26/23	(99,127,992)	66,747,261	677,128
Australian Dollar	7/26/23	(4,300,437)	2,848,554	(17,743)
Australian Dollar	8/29/23	14,167,321	(9,297,187)	154,500
Australian Dollar	8/29/23	1,350,246	(924,119)	(23,306)
Australian Dollar	8/29/23	(7,935,469)	5,357,493	63,367
Australian Dollar	8/29/23	(105,206,272)	68,945,997	(1,242,070)
Australian Dollar	9/27/23	1,023,603	(677,338)	6,027
Australian Dollar	9/27/23	873,667	(592,180)	(8,914)
Australian Dollar	9/27/23	(144,161,004)	98,379,031	2,136,138
British Pound	7/26/23	9,048,061	(11,258,644)	232,759
British Pound	7/26/23	(66,708,597)	83,019,946	(1,702,665)
British Pound	8/29/23	1,243,176	(1,548,084)	30,757
British Pound	8/29/23	2,865,830	(3,670,741)	(31,121)
British Pound	8/29/23	(5,324,049)	6,789,359	27,786
British Pound	8/29/23	(67,045,543)	82,957,201	(2,191,026)
British Pound	9/27/23	1,065,823	(1,356,755)	(3,275)
British Pound	9/27/23	(9,292,594)	11,907,180	106,579
British Pound	9/27/23	(252,850)	318,942	(2,150)
Canadian Dollar	7/26/23	(11,508,451)	8,556,821	(134,921)
Canadian Dollar	8/29/23	190,493	(141,968)	1,984
Canadian Dollar	8/29/23	(11,508,451)	8,481,523	(215,240)
Canadian Dollar	9/27/23	(11,508,451)	8,718,985	18,369
Euro	7/26/23	18,238,183	(19,693,574)	231,663
Euro	7/26/23	200,122	(221,584)	(2,949)
Euro	7/26/23	(109,835,975)	120,989,781	993,842
Euro	7/26/23	(108,981)	117,965	(1,096)
Euro	8/29/23	88,676	(95,735)	1,308
Euro	8/29/23	86,978	(95,371)	(186)
Euro	8/29/23	(172,077)	188,488	176
Euro	8/29/23	(91,655,004)	98,805,838	(1,496,901)
Euro	9/27/23	54,682	(59,911)	11

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Euro	9/27/23	50,074	$(55,008)	$(135)
Euro	9/27/23	(91,506,652)	100,630,865	355,330
Euro	9/27/23	(1,146,468)	1,253,418	(2,913)
Japanese Yen	7/26/23	(833,315,753)	6,276,881	477,859
Japanese Yen	8/29/23	(833,315,753)	6,063,723	233,504
Japanese Yen	9/27/23	(833,315,753)	5,966,708	111,333
New Zealand Dollar	7/26/23	300,000	(184,015)	12
New Zealand Dollar	7/26/23	851,250	(528,856)	(6,681)
New Zealand Dollar	7/26/23	(47,147,078)	29,022,089	101,050
New Zealand Dollar	8/29/23	(47,162,881)	28,691,922	(233,979)
New Zealand Dollar	9/27/23	(2,362,507)	1,462,555	13,741
Swedish Krona	7/26/23	1,680,125	(162,721)	(6,696)
Swedish Krona	7/26/23	(352,105,808)	34,173,872	1,475,438
Swedish Krona	8/29/23	(198,804,346)	18,572,050	77,239
Swedish Krona	9/27/23	(174,652,117)	16,370,500	100,426
Swiss Franc	7/26/23	(24,406,004)	27,506,937	156,686
Swiss Franc	8/29/23	152,750	(170,937)	858
Swiss Franc	8/29/23	(1,031,756)	1,151,168	(9,230)
Swiss Franc	9/27/23	(24,406,004)	27,509,170	(20,252)
Total				$397,082

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	2,919	9/29/23	$327,703,359	$(6,213,532)
10-Year Australian Bond	1,895	9/15/23	146,617,734	(809,119)
5 Year US Treasury Note	2,487	10/4/23	266,342,156	(5,245,643)
Long Gilt	389	9/29/23	47,073,381	(620,016)
Ultra 10-Year Treasury Note	974	9/29/23	115,358,125	(1,521,875)
Total				$(14,410,185)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
ITRAXX.FINSEN.S39.V1, Fixed Rate of 1.00%, Paid Quarterly	6/20/28	(29,500,000)	EUR	$217,526	$(441,260)	$(223,734)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Goldman Sachs & Co LLC:

BACR 4.375 11Sep24, Fixed Rate 1.00%, Paid Quarterly	12/20/27	(5,600,000)	EUR	$455,024	$(230,272)	$224,752

JPMorgan Chase Bank, National Association:

ITRAXX.FINSEN.S38.V1, Fixed Rate 1.00%, Paid Quarterly	12/20/27	(44,200,000)	EUR	657,573	(1,092,262)	(434,689)
Total				$1,112,597	$(1,322,534)	$(209,937)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$7,796,174	$ -	$ 7,796,174
Swaps - OTC, at value	224,752	-	-	$ 224,752

Total Asset Derivatives	$224,752	$7,796,174	$ -	$ 8,020,926
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$7,399,092	$ -	$ 7,399,092
Swaps - OTC, at value	434,689	-	-	$ 434,689
*Futures contracts	-	-	14,410,185	$14,410,185
*Swaps - centrally cleared	441,260	-	-	$ 441,260

Total Liability Derivatives	$875,949	$7,399,092	$14,410,185	$22,685,226

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(69,787,635)	$(69,787,635)
Forward foreign currency exchange contracts	-	21,797,367	-	$ 21,797,367
Swap contracts	(31,094)	-	-	$ (31,094)

Total	$ (31,094)	$21,797,367	$(69,787,635)	$(48,021,362)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (3,236,433)	$ (3,236,433)
Forward foreign currency exchange contracts	-	(2,162,104)	-	$ (2,162,104)
Swap contracts	(1,763,794)	-	-	$ (1,763,794)

Total	$(1,763,794)	$ (2,162,104)	$ (3,236,433)	$ (7,162,331)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Credit default swaps:
Average notional amount - buy protection	$ 33,630,769
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	332,253,643
Average amounts sold - in USD	1,423,364,872
Futures contracts:
Average notional amount of contracts - long	905,752,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$7,796,174	$(7,399,092)	$—	$397,082
Goldman Sachs & Co LLC	224,752	—	—	224,752
JPMorgan Chase Bank, National Association	3,339,181	—	(3,339,181)	—

Total	$11,360,107	$(7,399,092)	$(3,339,181)	$621,834
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$7,399,092	$(7,399,092)	$—	$—
JPMorgan Chase Bank, National Association	434,689	—	—	434,689

Total	$7,833,781	$(7,399,092)	$—	$434,689
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Credit Index (USD Hedged)	Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $167,805,622, which represents 11.0% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$4,313,306	$-
Corporate Bonds	-	747,510,443	-
Foreign Government Bonds	-	599,789,263	-
Mortgage-Backed Securities	-	90,165,443	-
Investment Companies	-	74,365,513	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,460,395	-
Total Investments in Securities	$-	$1,519,604,363	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,796,174	-
Total Assets	$-	$1,527,400,537	$-
Liabilities
Other Financial Instruments(a):
OTC Swaps	$-	$1,322,534	$-
Forward Foreign Currency Exchange Contracts	-	7,399,092	-
Futures Contracts	14,410,185	-	-
Centrally Cleared Swaps	-	441,260	-
Total Liabilities	$14,410,185	$9,162,886	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,585,013,194)(1)	$1,442,475,382
Affiliated investments, at value (cost $77,127,922)	77,128,981
Deposits with brokers for centrally cleared derivatives	523,380
Deposits with brokers for futures	20,061,655
Deposits with brokers for OTC derivatives	280,000
Forward foreign currency exchange contracts	7,796,174
Cash denominated in foreign currency (cost $12,953)	12,953
OTC swap contracts, at value (premium paid $455,024)	224,752
Variation margin receivable on futures contracts	1,115,047
Trustees' deferred compensation	39,216
Receivables:
Interest	11,199,489
Fund shares sold	2,154,703
Dividends from affiliates	378,205
Investments sold	78,105
Foreign tax reclaims	880
Other assets	10,748
Total Assets	1,563,479,670
Liabilities:
Collateral for securities loaned (Note 3)	3,460,395
Forward foreign currency exchange contracts	7,399,092
OTC swap contracts, at value (premium paid $657,573)	434,689
Variation margin payable on futures contracts	1,587,887
Variation margin payable on centrally cleared swaps	56,244
Payables:	—
Fund shares repurchased	17,431,820
Advisory fees	553,585
Dividends	230,762
Transfer agent fees and expenses	230,652
Professional fees	70,232
Trustees' deferred compensation fees	39,216
Custodian fees	37,817
12b-1 Distribution and shareholder servicing fees	29,417
Trustees' fees and expenses	10,263
Affiliated fund administration fees payable	3,410
Accrued expenses and other payables	191,427
Total Liabilities	31,766,908
Net Assets	$1,531,712,762

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,135,003,374
Total distributable earnings (loss)	(603,290,612)
Total Net Assets	$1,531,712,762
Net Assets - Class A Shares	$62,773,615
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,314,891
Net Asset Value Per Share(2)	$7.55
Maximum Offering Price Per Share(3)	$7.93
Net Assets - Class C Shares	$17,015,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,271,036
Net Asset Value Per Share(2)	$7.49
Net Assets - Class D Shares	$26,217,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,475,275
Net Asset Value Per Share	$7.54
Net Assets - Class I Shares	$1,263,864,115
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,102,824
Net Asset Value Per Share	$7.52
Net Assets - Class N Shares	$124,577,302
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,562,600
Net Asset Value Per Share	$7.52
Net Assets - Class S Shares	$469,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,314
Net Asset Value Per Share	$7.54
Net Assets - Class T Shares	$36,794,905
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,881,029
Net Asset Value Per Share	$7.54

(1) Includes $3,339,181 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$44,913,319
Dividends from affiliates	2,610,898
Affiliated securities lending income, net	12,050
Unaffiliated securities lending income, net	6,277
Other income	771,912
Total Investment Income	48,314,456
Expenses:
Advisory fees	9,460,179
12b-1 Distribution and shareholder servicing fees:
Class A Shares	155,284
Class C Shares	210,386
Class S Shares	1,165
Transfer agent administrative fees and expenses:
Class D Shares	33,024
Class S Shares	1,297
Class T Shares	145,448
Transfer agent networking and omnibus fees:
Class A Shares	132,395
Class C Shares	17,762
Class I Shares	1,666,703
Other transfer agent fees and expenses:
Class A Shares	4,930
Class C Shares	1,086
Class D Shares	5,199
Class I Shares	84,119
Class N Shares	6,260
Class S Shares	28
Class T Shares	3,908
Shareholder reports expense	208,515
Custodian fees	147,685
Registration fees	142,483
Professional fees	84,799
Affiliated fund administration fees	56,830
Trustees’ fees and expenses	50,006
Other expenses	290,195
Total Expenses	12,909,686
Less: Excess Expense Reimbursement and Waivers	(1,795,238)
Net Expenses	11,114,448
Net Investment Income/(Loss)	37,200,008

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(225,592,020)
Investments in affiliates	6,720
Forward foreign currency exchange contracts	21,797,367
Futures contracts	(69,787,635)
Swap contracts	(31,094)
Total Net Realized Gain/(Loss) on Investments	(273,606,662)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	155,138,863
Investments in affiliates	(3,203)
Forward foreign currency exchange contracts	(2,162,104)
Futures contracts	(3,236,433)
Swap contracts	(1,763,794)
Total Change in Unrealized Net Appreciation/Depreciation	147,973,329
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(88,433,325)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$37,200,008	$39,493,741
Net realized gain/(loss) on investments	(273,606,662)	57,629,851
Change in unrealized net appreciation/depreciation	147,973,329	(439,128,888)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(88,433,325)	(342,005,296)
Dividends and Distributions to Shareholders:
Class A Shares	(5,830,159)	(1,353,980)
Class C Shares	(1,613,123)	(178,692)
Class D Shares	(2,333,968)	(505,532)
Class I Shares	(126,880,529)	(34,599,590)
Class N Shares	(10,020,418)	(1,651,730)
Class S Shares	(42,120)	(6,612)
Class T Shares	(4,513,172)	(1,351,302)
Net Decrease from Dividends and Distributions to Shareholders	(151,233,489)	(39,647,438)
Capital Share Transactions:
Class A Shares	(10,105,427)	(20,275,944)
Class C Shares	(7,083,837)	(5,510,550)
Class D Shares	(35,365)	(4,565,825)
Class I Shares	(428,407,048)	69,051,910
Class N Shares	13,180,626	74,184,313
Class S Shares	(50,447)	150,839
Class T Shares	(30,673,057)	(29,914,527)
Net Increase/(Decrease) from Capital Share Transactions	(463,174,555)	83,120,216
Net Increase/(Decrease) in Net Assets	(702,841,369)	(298,532,518)
Net Assets:
Beginning of period	2,234,554,131	2,533,086,649
End of period	$1,531,712,762	$2,234,554,131

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.60	$9.93	$9.94	$9.69	$9.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.12	0.17	0.14	0.18
Net realized and unrealized gain/(loss)	(0.51)	(1.33)	0.26	0.44	0.58
Total from Investment Operations	(0.36)	(1.21)	0.43	0.58	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.12)	(0.44)	(0.30)	(0.42)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.69)	(0.12)	(0.44)	(0.33)	(0.42)
Net Asset Value, End of Period	$7.55	$8.60	$9.93	$9.94	$9.69
Total Return*	(4.20)%	(12.28)%	4.30%	6.07%	8.48%
Net Assets, End of Period (in thousands)	$62,774	$81,662	$116,629	$59,079	$51,463
Average Net Assets for the Period (in thousands)	$69,992	$109,414	$94,430	$59,858	$43,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.93%	0.92%	0.94%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.83%	0.83%	0.90%	0.99%
Ratio of Net Investment Income/(Loss)	1.90%	1.25%	1.69%	1.45%	1.98%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.54	$9.85	$9.87	$9.63	$9.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.05	0.10	0.07	0.12
Net realized and unrealized gain/(loss)	(0.51)	(1.31)	0.24	0.43	0.57
Total from Investment Operations	(0.42)	(1.26)	0.34	0.50	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.05)	(0.36)	(0.23)	(0.36)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.63)	(0.05)	(0.36)	(0.26)	(0.36)
Net Asset Value, End of Period	$7.49	$8.54	$9.85	$9.87	$9.63
Total Return*	(4.94)%	(12.83)%	3.47%	5.26%	7.67%
Net Assets, End of Period (in thousands)	$17,016	$26,901	$36,918	$37,641	$37,165
Average Net Assets for the Period (in thousands)	$21,714	$34,064	$38,596	$37,191	$36,574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.59%	1.60%	1.64%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.54%	1.55%	1.62%	1.72%
Ratio of Net Investment Income/(Loss)	1.11%	0.54%	0.99%	0.74%	1.27%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.60	$9.92	$9.93	$9.69	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.13	0.19	0.16	0.20
Net realized and unrealized gain/(loss)	(0.52)	(1.31)	0.25	0.43	0.59
Total from Investment Operations	(0.36)	(1.18)	0.44	0.59	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.14)	(0.45)	(0.32)	(0.44)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.70)	(0.14)	(0.45)	(0.35)	(0.44)
Net Asset Value, End of Period	$7.54	$8.60	$9.92	$9.93	$9.69
Total Return*	(4.21)%	(12.06)%	4.43%	6.17%	8.78%
Net Assets, End of Period (in thousands)	$26,217	$29,812	$39,211	$30,219	$16,056
Average Net Assets for the Period (in thousands)	$27,936	$36,141	$42,506	$21,662	$10,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.69%	0.70%	0.75%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.69%	0.73%	0.81%
Ratio of Net Investment Income/(Loss)	2.03%	1.40%	1.86%	1.65%	2.13%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.89	$9.91	$9.66	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.14	0.19	0.17	0.21
Net realized and unrealized gain/(loss)	(0.51)	(1.31)	0.25	0.43	0.58
Total from Investment Operations	(0.34)	(1.17)	0.44	0.60	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.71)	(0.15)	(0.46)	(0.32)	(0.45)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.71)	(0.15)	(0.46)	(0.35)	(0.45)
Net Asset Value, End of Period	$7.52	$8.57	$9.89	$9.91	$9.66
Total Return*	(3.98)%	(12.01)%	4.46%	6.36%	8.77%
Net Assets, End of Period (in thousands)	$1,263,864	$1,894,294	$2,151,534	$1,348,740	$948,619
Average Net Assets for the Period (in thousands)	$1,519,287	$2,273,485	$1,744,298	$1,202,926	$732,591
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.64%	0.65%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.58%	0.65%	0.74%
Ratio of Net Investment Income/(Loss)	2.07%	1.52%	1.94%	1.71%	2.23%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.90	$9.91	$9.67	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.15	0.19	0.18	0.21
Net realized and unrealized gain/(loss)	(0.51)	(1.33)	0.26	0.42	0.59
Total from Investment Operations	(0.34)	(1.18)	0.45	0.60	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.71)	(0.15)	(0.46)	(0.33)	(0.45)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.71)	(0.15)	(0.46)	(0.36)	(0.45)
Net Asset Value, End of Period	$7.52	$8.57	$9.90	$9.91	$9.67
Total Return*	(4.00)%	(12.06)%	4.58%	6.32%	8.94%
Net Assets, End of Period (in thousands)	$124,577	$126,445	$69,800	$31,829	$5,789
Average Net Assets for the Period (in thousands)	$117,102	$100,399	$50,273	$19,208	$5,062
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.55%	0.56%	0.61%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.55%	0.56%	0.59%	0.67%
Ratio of Net Investment Income/(Loss)	2.16%	1.59%	1.94%	1.82%	2.31%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.59	$9.91	$9.93	$9.69	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.10	0.15	0.13	0.18
Net realized and unrealized gain/(loss)	(0.51)	(1.32)	0.25	0.42	0.59
Total from Investment Operations	(0.37)	(1.22)	0.40	0.55	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.68)	(0.10)	(0.42)	(0.28)	(0.42)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.68)	(0.10)	(0.42)	(0.31)	(0.42)
Net Asset Value, End of Period	$7.54	$8.59	$9.91	$9.93	$9.69
Total Return*	(4.42)%	(12.38)%	3.99%	5.83%	8.51%
Net Assets, End of Period (in thousands)	$470	$585	$527	$224	$158
Average Net Assets for the Period (in thousands)	$516	$614	$500	$201	$141
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.50%	1.62%	2.55%	3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.03%	1.02%	1.06%	1.06%
Ratio of Net Investment Income/(Loss)	1.67%	1.06%	1.50%	1.31%	1.91%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.59	$9.91	$9.93	$9.68	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.13	0.17	0.15	0.19
Net realized and unrealized gain/(loss)	(0.51)	(1.32)	0.25	0.44	0.58
Total from Investment Operations	(0.36)	(1.19)	0.42	0.59	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.13)	(0.44)	(0.31)	(0.43)
Distributions (from capital gains)	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.69)	(0.13)	(0.44)	(0.34)	(0.43)
Net Asset Value, End of Period	$7.54	$8.59	$9.91	$9.93	$9.68
Total Return*	(4.22)%	(12.17)%	4.23%	6.17%	8.59%
Net Assets, End of Period (in thousands)	$36,795	$74,856	$118,467	$100,323	$70,554
Average Net Assets for the Period (in thousands)	$57,961	$106,431	$131,360	$106,719	$45,901
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.78%	0.81%	0.84%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.77%	0.79%	0.83%	0.90%
Ratio of Net Investment Income/(Loss)	1.81%	1.31%	1.74%	1.52%	2.05%
Portfolio Turnover Rate	60%	86%	37%	88%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

32	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	33

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

34	JUNE 30, 2023

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	35

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap

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defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to

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Notes to Financial Statements

the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In

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the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,339,181. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $3,460,395, resulting in the net amount due to the counterparty of $121,214.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

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Notes to Financial Statements

The Fund’s actual investment advisory fee rate for the reporting period was 0.52% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $960.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,828.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(354,404,536)	$ (93,046,363)	$ (879,656)	$(154,960,057)

The Fund has elected to defer qualified late-year losses. These losses will be deferred for tax purposes and recognized during the next fiscal year.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(193,724,124)	$(160,680,412)	$ (354,404,536)

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,674,564,420	$ 2,992,752	$(157,952,809)	$ (154,960,057)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(13,637,654)	$ -	$ (809,120)	$ (809,120)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 151,233,489	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,647,438	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,825,554	$ 14,740,687	3,724,450	$ 36,170,406
Reinvested dividends and distributions	652,142	5,051,901	128,149	1,221,106
Shares repurchased	(3,656,662)	(29,898,015)	(6,109,525)	(57,667,456)
Net Increase/(Decrease)	(1,178,966)	$ (10,105,427)	(2,256,926)	$ (20,275,944)
Class C Shares:
Shares sold	215,007	$ 1,727,806	509,317	$ 4,920,366
Reinvested dividends and distributions	195,316	1,497,608	17,675	165,894
Shares repurchased	(1,288,629)	(10,309,251)	(1,125,213)	(10,596,810)
Net Increase/(Decrease)	(878,306)	$ (7,083,837)	(598,221)	$ (5,510,550)
Class D Shares:
Shares sold	477,478	$ 3,798,154	713,782	$ 6,955,172
Reinvested dividends and distributions	286,006	2,216,282	51,468	489,636
Shares repurchased	(756,072)	(6,049,801)	(1,249,560)	(12,010,633)
Net Increase/(Decrease)	7,412	$ (35,365)	(484,310)	$ (4,565,825)
Class I Shares:
Shares sold	95,536,255	$ 778,007,707	120,461,770	$1,155,949,553
Reinvested dividends and distributions	15,329,937	118,519,077	3,350,139	31,715,689
Shares repurchased	(163,752,700)	(1,324,933,832)	(120,336,993)	(1,118,613,332)
Net Increase/(Decrease)	(52,886,508)	$ (428,407,048)	3,474,916	$ 69,051,910
Class N Shares:
Shares sold	6,992,628	$ 55,766,678	11,532,890	$ 109,974,619
Reinvested dividends and distributions	1,243,015	9,607,045	165,644	1,547,996
Shares repurchased	(6,420,382)	(52,193,097)	(4,004,887)	(37,338,302)
Net Increase/(Decrease)	1,815,261	$ 13,180,626	7,693,647	$ 74,184,313
Class S Shares:
Shares sold	2,505	$ 20,204	24,245	$ 238,399
Reinvested dividends and distributions	5,451	42,120	701	6,612
Shares repurchased	(13,706)	(112,771)	(10,017)	(94,172)
Net Increase/(Decrease)	(5,750)	$ (50,447)	14,929	$ 150,839
Class T Shares:
Shares sold	1,829,763	$ 14,844,807	2,830,394	$ 27,554,407
Reinvested dividends and distributions	559,121	4,332,015	137,011	1,307,056
Shares repurchased	(6,221,943)	(49,849,879)	(6,204,046)	(58,775,990)
Net Increase/(Decrease)	(3,833,059)	$ (30,673,057)	(3,236,641)	$ (29,914,527)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$933,593,630	$1,280,314,524	$ 91,756,252	$ 337,164,557

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Developed World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Developed World Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Developed World Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.
• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Developed World Bond Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	61

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	63

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Developed World Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	43%

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	67

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	69

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	71

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	6/17-Present (predecessor fund: since 12/08)	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	6/17-Present (predecessor fund: since 12/08)	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Janus Investment Fund	73

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93077 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

For the 12-month period ended June 30, 2023, the Janus Henderson Flexible Bond Fund’s Class I shares returned -1.36% compared with -0.94% for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The U.S. fixed income market posted a negative return over the past 12 months, with the Bloomberg U.S. Aggregate Bond Index declining 0.94%. Positive returns in investment-grade and high-yield corporates were offset by negative performance in U.S. Treasuries.

The Treasury yield curve became more inverted, and yields rose across the board. The Federal Reserve (Fed) consistently raised rates to combat inflation before taking a hawkish pause in June 2023 to evaluate the impact of its prior rate hikes. However, the dot plot projection released with the Fed Minutes implied two incremental rate increases before the end of the year.

Rising investor concerns about an economic hard landing pressured returns in the last six months of 2022. However, these concerns dissipated in 2023 as gross domestic product (GDP) growth exceeded expectations, inflation moderated, and the labor market consistently showed signs of resilience. As a result, expectations for a soft landing increased and risk assets rallied in the back half of the 12-month period.

The yield on the 10-year U.S. Treasury ended June 2023 at 3.84% relative to 3.01% in June of last year. Over the past 12 months, corporate investment-grade credit spreads tightened 32 basis points to 1.23% and high-yield credit spreads tightened 179 basis points to 3.90%.

PERFORMANCE DISCUSSION

Treasury rates rode the proverbial rollercoaster during the period, and we actively managed duration amid the volatility. Our overall interest-rate positioning largely balanced the opposing forces of high and sticky inflation and a hawkish Fed with the chances of an economic slowdown. While the Fund’s interest-rate positioning detracted, we believe we are currently well placed for yield-curve steepening, considering the Fed is close to the end of its hiking cycle and yield-curve inversion is near multi-decade highs. We are also more comfortable with duration risk at current levels following the rapid rise in 10-year Treasury yields late in the period.

While we maintained a relatively defensive stance within the Fund, our overall spread risk positioning contributed to performance. Relative outperformance was driven primarily by our overweight exposure to securitized sectors, particularly commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and commercial mortgage obligations (CMO). We continue to prefer exposure to securitized credit relative to corporate credit, as we believe spreads on the former are attractively valued and better reflect the risk of a cooling economy. In our view, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration securitized credit is one of the most attractive spots in fixed income now.

On a ratings basis, we continued to improve the overall credit quality of the portfolio, preferring higher-rated issuers in anticipation of a more challenging economic environment. While high yield outperformed investment grade, we maintained our allocation to high yield at cycle lows, due to our belief that corporate spreads are not yet adequately pricing in the chances of an economic slowdown.

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

While the Fund’s regional banking allocation detracted, we consolidated our banking exposure in globally systemic important banks (G-SIB), and in banks we believe are best positioned to navigate a more challenging lending environment. We also continue to be selective and active within the Fund’s CMBS exposure – we have minimal exposure to the troubled office sector, preferring sectors with strong fundamentals such as multi-family housing, industrial, and hospitality.

DERIVATIVES USAGE

The Fund made use of derivative instruments in the form of Treasury futures contracts to manage interest rate risk during the period. Use of derivatives instruments detracted for the 12-month period ended June 30, 2023. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The U.S. economy continues to show resilience in the face of higher interest rates, which is encouraging. As the Fed hiking cycle marches deeper into its second year, the recession many predicted is yet to materialize. That said, investors should exercise caution – we believe an economic slowdown remains a distinct possibility. Monetary policy works in long and variable lags and, to a large extent, we are yet to feel the full impact of prior rate hikes. A positive development is the easing of recent stress in the banking sector. Notwithstanding, we do expect tighter lending conditions, which is likely to be an additional headwind.

On the core inflation front, we have seen some promising signs of cooling prices while the labor market remains strong. Still, we think the move from the present level of around 4% to the Fed’s target of 2% might end up being slower and bumpier than markets are expecting. In our view, it seems unlikely that inflation would come back down to 2% without an economic slowdown. So, while the progress on inflation has increased the probability of a soft landing, it is not our base case.

Most developed market central banks continue to push in the same upward direction on interest rates, but this is now largely priced into rates markets. While a stronger-for-longer economy is likely to necessitate a higher-for-longer interest-rate environment, we think the risk that interest rates go materially higher from here is slim. As such, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration credit remains one of the most attractive spots in fixed income. At the same time, we are also more comfortable adding duration risk at current levels, thereby providing much-needed defensive characteristics for portfolios.

There are both positive and negative scenarios on the horizon, but it is late in the cycle, so we remain mindful around the overall amount of spread risk in the portfolio. As such, we eschew lower-quality issuers and industries that are more sensitive to tighter lending conditions, while favoring exposure to securitized sectors where spreads better reflect the risks of our outlook. And, as always, we maintain a dynamic and flexible approach that we believe can take advantage of opportunities that present themselves as the environment evolves.

Thank you for your investment in the Janus Henderson Flexible Bond Fund.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

An inverted yield curve occurs when short-term yields are higher than long-term yields.

The FOMC dot plot is a chart that summarizes the FOMC's outlook for the federal funds rate.

10-Year Treasury Yield is the interest rate on U.S. Treasury bonds that will mature 10 years from the date of purchase.

Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicate improving.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%.

Actively managed portfolios may fail to produce the intended results. No investment strategy can ensure a profit or eliminate the risk of loss.

Credit quality ratings reflect the middle rating received from Moody’s, Standard & Poor’s and Fitch, where all three agencies have provided a rating. If only two agencies rate a security, the lowest rating is used. If only one agency rates a security, that rating is used. Ratings are measured on a scale that ranges from Aaa (highest) to D (lowest).

2	JUNE 30, 2023

Janus Henderson Flexible Bond Fund (unaudited)

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.86%	2.86%
Class A Shares MOP	2.72%	2.72%
Class C Shares**	2.29%	2.29%
Class D Shares	3.26%	3.27%
Class I Shares	3.30%	3.30%
Class N Shares	3.39%	3.39%
Class R Shares	2.62%	2.63%
Class S Shares	2.87%	2.88%
Class T Shares	3.14%	3.14%
Weighted Average Maturity		8.3 Years
Average Effective Duration***		6.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.6%
AA	53.2%
A	8.3%
BBB	16.3%
BB	1.3%
B	0.1%
Not Rated	17.3%
Other	1.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Mortgage-Backed Securities	28.8%
Corporate Bonds	24.0%
United States Treasury Notes/Bonds	22.8%
Asset-Backed/Commercial Mortgage-Backed Securities	21.9%
Investment Companies	8.6%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(6.1)%
100.0%

4	JUNE 30, 2023

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-1.60%	0.97%	1.45%	5.66%	0.85%	0.70%
Class A Shares at MOP	-6.30%	0.00%	0.96%	5.51%
Class C Shares at NAV	-2.31%	0.33%	0.78%	4.97%	1.51%	1.45%
Class C Shares at CDSC	-3.26%	0.33%	0.78%	4.97%
Class D Shares	-1.47%	1.22%	1.69%	5.75%	0.57%	0.57%
Class I Shares	-1.36%	1.31%	1.76%	5.77%	0.51%	0.45%
Class N Shares	-1.35%	1.36%	1.83%	5.78%	0.43%	0.43%
Class R Shares	-2.09%	0.61%	1.08%	5.26%	1.19%	1.19%
Class S Shares	-1.84%	0.85%	1.33%	5.52%	0.95%	0.95%
Class T Shares	-1.58%	1.12%	1.61%	5.71%	0.68%	0.68%
Bloomberg U.S. Aggregate Bond Index	-0.94%	0.77%	1.52%	5.42%**
Morningstar Quartile - Class T Shares	4th	2nd	3rd	2nd
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	481/626	191/549	271/466	25/89

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2023

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,016.30	$3.50	$1,000.00	$1,021.32	$3.51	0.70%
Class C Shares	$1,000.00	$1,012.60	$7.09	$1,000.00	$1,017.75	$7.10	1.42%
Class D Shares	$1,000.00	$1,016.90	$2.85	$1,000.00	$1,021.97	$2.86	0.57%
Class I Shares	$1,000.00	$1,017.50	$2.30	$1,000.00	$1,022.51	$2.31	0.46%
Class N Shares	$1,000.00	$1,017.50	$2.30	$1,000.00	$1,022.51	$2.31	0.46%
Class R Shares	$1,000.00	$1,013.80	$5.99	$1,000.00	$1,018.84	$6.01	1.20%
Class S Shares	$1,000.00	$1,015.00	$4.75	$1,000.00	$1,020.08	$4.76	0.95%
Class T Shares	$1,000.00	$1,016.30	$3.45	$1,000.00	$1,021.37	$3.46	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 21.9%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 6.0620%, 9/15/34 (144A)‡	$4,050,930	$3,932,875
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	5,489,757	5,402,546
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	116,717	116,546
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	1,339,270	1,320,581
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	194,320	191,942
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	4,780,000	4,649,861
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 6.3903%, 10/17/34 (144A)‡	1,763,000	1,730,718
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	486,636	465,253
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	440,204	416,034
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	1,369,224	1,229,808
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	1,081,419	975,010
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	1,860,239	1,645,463
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 6.3817%, 7/18/34 (144A)‡	1,486,000	1,452,277
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	1,486,466	1,438,804
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	1,589,658	1,557,573
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 6.2004%, 7/20/29 (144A)‡	1,983,071	1,976,219
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 6.3204%, 4/20/31 (144A)‡	6,351,000	6,301,862
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	8,778,244
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.0450%, 4/15/37 (144A)‡	11,487,000	11,183,709
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,160,000	1,852,211
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	3,638,667
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.1815%, 10/15/36 (144A)‡	9,196,119	9,135,183
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.3415%, 10/15/36 (144A)‡	2,552,550	2,526,927
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.1915%, 10/15/37 (144A)‡	1,032,857	1,019,839
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	5,348,000	5,176,153
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	6,081,000	5,889,133
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 5.8453%, 5/15/38 (144A)‡	1,473,000	1,432,290
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 6.1433%, 9/15/36 (144A)‡	6,188,000	5,921,297
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 9/15/36 (144A)‡	6,499,000	6,161,535
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.8962%, 4/15/39 (144A)‡	6,106,777	5,838,471
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.4280%, 6/15/40 (144A)‡	1,109,000	1,104,533
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.2760%, 6/15/40 (144A)‡	2,466,000	2,452,224
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	311,300	310,871
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 6.4304%, 1/20/35 (144A)‡	7,300,000	7,177,068
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 7.0004%, 1/20/35 (144A)‡	2,775,193	2,655,921
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 6.0034%, 5/29/32 (144A)‡	5,305,000	5,242,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	$7,105,112	$6,142,616
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	2,608,695	2,198,167
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	6,581,951	6,394,688
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	15,903,775	14,815,243
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	1,817,263	1,755,929
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.2666%, 2/25/50 (144A)‡	3,093,729	2,829,387
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 6.3103%, 7/15/33 (144A)‡	5,567,595	5,505,639
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 6.8727%, 1/23/35 (144A)‡	2,232,376	2,160,929
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	3,016,770	2,898,663
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	1,391,901	1,298,691
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0933%, 11/15/37 (144A)‡	10,993,766	10,798,898
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 6.4933%, 11/15/37 (144A)‡	4,888,412	4,800,058
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 11/15/37 (144A)‡	4,906,106	4,811,489
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	41,779	41,252
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	372,156	342,470
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 7.5504%, 4/25/31 (144A)‡	140,190	140,629
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.4504%, 8/25/31 (144A)‡	27,336	27,337
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 7.3004%, 9/25/31 (144A)‡	167,070	167,305
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 7.2504%, 10/25/39 (144A)‡	89,278	89,423
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 11/25/41 (144A)‡	5,654,000	5,504,730
Connecticut Avenue Securities Trust 2021-R03 1M1,
US 30 Day Average SOFR + 0.8500%, 5.9166%, 12/25/41 (144A)‡	2,422,192	2,394,076
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.7166%, 12/25/41 (144A)‡	3,943,000	3,810,211
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 8.2166%, 12/25/41 (144A)‡	6,109,000	5,984,695
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	7,033,377	7,050,403
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 3/25/42 (144A)‡	3,091,746	3,096,778
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 7.8166%, 5/25/42 (144A)‡	2,120,871	2,159,305
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.6166%, 7/25/42 (144A)‡	1,684,709	1,705,374
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.4666%, 12/25/42 (144A)‡	2,822,305	2,835,746
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 4/25/43 (144A)‡	4,069,653	4,104,632
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	182,080	181,965
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	141,775	141,229
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,223,758	2,186,031
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 6.1730%, 5/15/36 (144A)‡	9,165,198	9,106,305
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 6.6230%, 5/15/36 (144A)‡	5,155,175	5,097,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.2308%, 4/15/26 (144A)‡	$4,709,120	$4,665,272
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	7,083,000	6,080,389
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 5.9577%, 4/20/34 (144A)‡	2,239,000	2,204,875
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	3,260,000	3,249,295
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,626,000	3,404,722
Fannie Mae REMICS, 3.0000%, 5/25/48	4,707,899	4,259,973
Fannie Mae REMICS, 3.0000%, 11/25/49	5,965,045	5,271,527
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	13,843,661	11,604,345
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 7.1004%, 10/25/49 (144A)‡	62,186	62,273
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 12/25/50 (144A)‡	4,395,285	4,436,362
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.6666%, 11/25/50 (144A)‡	4,937,391	5,007,918
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	6,179,172	6,182,323
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA6 M1,
US 30 Day Average SOFR + 0.8000%, 5.8666%, 10/25/41 (144A)‡	3,721,889	3,695,851
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.3166%, 8/25/33 (144A)‡	2,897,809	2,851,544
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 8.0166%, 6/25/42 (144A)‡	4,346,091	4,417,361
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.2166%, 9/25/42 (144A)‡	910,971	912,867
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	3,226,455	3,230,157
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 4/25/43 (144A)‡	2,060,157	2,066,165
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	14,783,362	12,402,275
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.2955%, 12/15/36 (144A)‡	2,050,000	2,025,694
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 6.5955%, 12/15/36 (144A)‡	2,296,000	2,257,806
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 6.8945%, 12/15/36 (144A)‡	2,558,000	2,510,484
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9727%, 1/23/35 (144A)‡	2,113,425	2,042,558
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	6,185,000	5,760,771
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	4,370,000	3,988,502
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	1,377,479	1,341,644
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	3,873,503	3,828,327
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	3,893,240	3,761,136
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	2,675,000	2,661,875
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 5.9615%, 3/15/38 (144A)‡	11,607,894	11,306,344
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.3615%, 3/15/38 (144A)‡	6,486,620	6,245,056
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.4422%, 5/15/39 (144A)‡	6,610,000	6,456,371
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 6.2404%, 4/20/32 (144A)‡	7,174,000	7,072,488
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	1,710,000	1,707,460
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 8.3440%, 11/15/38 (144A)‡	8,277,275	7,821,593
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	4,277,402	3,923,627

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	$5,410,929	$4,963,496
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	4,081,975	3,276,696
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	10,143,886	8,518,043
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	4,532,000	4,535,741
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.0624%, 4/15/38 (144A)‡	10,483,358	10,294,389
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.6124%, 4/15/38 (144A)‡	5,917,835	5,765,075
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	2,057,076	1,937,187
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,110,216	1,027,652
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	3,296,608	2,950,588
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,666,837	4,211,714
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,250,984	1,231,345
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 10/25/51 (144A)‡	5,915,866	5,379,849
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	5,748,720	5,230,215
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	5,999,967	5,034,001
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	11,629,020	9,756,822
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	4,625,454	3,709,629
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	11,775,285	9,878,140
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	4,993,111	4,073,258
Pagaya AI Debt Selection Trust 2021-1 A, 1.1800%, 11/15/27 (144A)	506,398	505,519
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	1,896,528	1,844,573
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,002,943	2,886,383
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	5,537,008	5,100,454
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	10,548,021	9,780,789
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	6,392,815	5,519,340
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,194,835	6,917,898
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	4,900,428	3,931,421
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.9504%, 1/20/35 (144A)‡	2,192,711	2,130,118
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
7.1620%, 6/1/53 (144A)‡	2,256,837	2,250,754
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	905,695	870,933
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	3,323,047	3,273,053
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	8,787,649	8,560,775
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	15,238,000	14,569,599
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	544,695	465,961
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	433,833	378,415
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.1470%, 1/15/39 (144A)‡	3,548,000	3,443,064
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 5.8877%, 1/20/32 (144A)‡	6,462,000	6,351,144
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	32,881	32,458
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	144,781	143,031
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.9241%, 11/15/38 (144A)‡	816,000	792,043
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	3,326,000	3,201,127
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,705,000	1,613,779

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	$757,992	$754,524
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	3,087,000	3,071,339
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,543,000	2,530,099
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	3,447,000	3,408,942
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	260,606	259,138
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	3,808,000	3,694,273
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	5,130,371	4,675,966
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	3,138,613	2,519,437
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	781,780	765,365
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	3,786,915	3,708,076
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	4,853,922	4,799,474
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	6,324,000	5,667,119
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	3,444,499
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0930%, 7/15/39 (144A)‡	3,768,000	3,310,144
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	724,191	692,401
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 6.8066%, 1/18/37 (144A)‡	3,880,788	3,756,562
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 6.3430%, 2/15/40 (144A)‡	1,906,219	1,792,804
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	1,677,486	1,577,215
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	2,938,390	2,909,587
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	4,097,137	3,743,672
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	4,376,000	4,357,805
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $681,941,673)		643,370,014
Corporate Bonds– 24.0%
Banking – 6.8%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	6,687,000	6,540,700
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	2,498,000	2,567,567
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	8,517,000	8,410,537
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	4,155,000	4,103,741
Bank of New York Mellon Corp/The, SOFR + 1.6060%, 4.9670%, 4/26/34‡	2,556,000	2,496,134
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	18,727,000	14,707,940
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	4,430,000	3,959,138
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	6,476,000	6,336,826
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	7,500,000	7,449,476
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	4,099,000	3,931,056
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	916,000	890,810
Cooperatieve Rabobank UA,
US Treasury Yield Curve Rate 1 Year + 1.4000%, 5.5640%, 2/28/29 (144A)‡	9,718,000	9,588,238
Deutsche Bank AG / New York, SOFR + 3.0430%, 3.5470%, 9/18/31‡	1,338,000	1,111,223
Deutsche Bank AG / New York, SOFR + 3.6500%, 7.0790%, 2/10/34‡	3,590,000	3,320,876
JPMorgan Chase & Co, CME Term SOFR 3 Month + 2.5150%, 2.9560%, 5/13/31‡	9,112,000	7,813,088
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	3,406,000	3,455,364
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	3,293,000	3,216,849
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	4,681,000	4,613,795
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,145,000	10,461,899
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	1,965,000	1,948,627
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	4,849,000	4,340,913
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	691,000	645,101
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	4,412,000	4,351,277
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	6,520,000	6,440,363
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	5,212,000	4,332,358
Morgan Stanley, SOFR + 1.8700%, 5.2500%, 4/21/34‡	2,072,000	2,045,993

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	$1,681,000	$1,659,217
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	10,455,000	10,405,799
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	2,874,000	2,941,172
PNC Financial Services Group Inc/The, SOFR + 1.9330%, 5.0680%, 1/24/34‡	4,445,000	4,262,578
Royal Bank of Canada, 5.0000%, 5/2/33	10,492,000	10,238,304
State Street Corp, SOFR + 1.5670%, 4.8210%, 1/26/34‡	1,988,000	1,930,286
Sumitomo Mitsui Financial Group Inc, 5.7100%, 1/13/30	7,960,000	8,055,336
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	4,023,000	4,024,670
Truist Financial Corp, SOFR + 2.3610%, 5.8670%, 6/8/34‡	4,675,000	4,676,923
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	7,839,000	7,836,656
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	8,250,000	7,474,307
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,029,000	6,928,731
		199,513,868
Brokerage – 0.8%
Nasdaq Inc, 5.3500%, 6/28/28	1,472,000	1,474,124
Nasdaq Inc, 5.5500%, 2/15/34	9,845,000	9,883,720
Nasdaq Inc, 5.9500%, 8/15/53	4,648,000	4,759,042
Nasdaq Inc, 6.1000%, 6/28/63	1,974,000	2,018,519
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	5,000,000	3,801,900
		21,937,305
Capital Goods – 0.4%
Lockheed Martin Corp, 4.4500%, 5/15/28	2,778,000	2,738,320
Lockheed Martin Corp, 4.7500%, 2/15/34	4,130,000	4,120,030
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	4,838,000	4,802,720
		11,661,070
Communications – 0.5%
AT&T Inc, 5.4000%, 2/15/34	7,365,000	7,377,652
Comcast Corp, 4.5500%, 1/15/29	4,465,000	4,384,612
Comcast Corp, 4.8000%, 5/15/33	3,438,000	3,401,677
		15,163,941
Consumer Cyclical – 1.1%
CBRE Services Inc, 5.9500%, 8/15/34	12,706,000	12,546,220
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	603,000	574,149
LKQ Corp, 5.7500%, 6/15/28 (144A)	6,722,000	6,700,135
LKQ Corp, 6.2500%, 6/15/33 (144A)	6,323,000	6,370,668
Lowe's Cos Inc, 5.1500%, 7/1/33	6,930,000	6,927,490
		33,118,662
Consumer Non-Cyclical – 4.0%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	4,458,000	4,465,400
Amgen Inc, 5.1500%, 3/2/28	5,449,000	5,444,093
Amgen Inc, 5.2500%, 3/2/30	4,345,000	4,353,669
Amgen Inc, 5.2500%, 3/2/33	2,844,000	2,847,628
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,839,000	1,755,098
GE HealthCare Technologies Inc, 5.6500%, 11/15/27	5,628,000	5,696,955
GE HealthCare Technologies Inc, 5.8570%, 3/15/30	6,721,000	6,897,975
GE HealthCare Technologies Inc, 5.9050%, 11/22/32	4,003,000	4,187,848
Hasbro Inc, 3.9000%, 11/19/29	14,554,000	13,151,581
Hasbro Inc, 5.1000%, 5/15/44	1,655,000	1,455,944
HCA Inc, 5.2000%, 6/1/28	3,494,000	3,465,585
HCA Inc, 3.6250%, 3/15/32 (144A)	8,110,000	7,039,548
HCA Inc, 5.9000%, 6/1/53	3,417,000	3,385,045
Illumina Inc, 5.7500%, 12/13/27	8,548,000	8,585,662
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	9,007,000	8,640,415
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	3,897,000	3,162,182

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Pfizer Investment Enterprises Pte Ltd, 4.4500%, 5/19/28	$7,413,000	$7,286,173
Pfizer Investment Enterprises Pte Ltd, 4.6500%, 5/19/30	4,448,000	4,394,907
Pfizer Investment Enterprises Pte Ltd, 4.7500%, 5/19/33	5,420,000	5,399,579
Pilgrim's Pride Corp, 6.2500%, 7/1/33	7,434,000	7,200,513
Universal Health Services Inc, 2.6500%, 1/15/32	10,445,000	8,233,351
		117,049,151
Electric – 1.7%
American Electric Power Co Inc, 5.6250%, 3/1/33	6,736,000	6,848,217
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,111,000	6,973,270
Duke Energy Corp, 4.3000%, 3/15/28	4,804,000	4,614,722
Exelon Corp, 5.1500%, 3/15/28	3,254,000	3,239,196
Exelon Corp, 5.3000%, 3/15/33	5,211,000	5,194,354
Georgia Power Co, 4.6500%, 5/16/28	3,459,000	3,389,074
Georgia Power Co, 4.9500%, 5/17/33	5,466,000	5,395,474
National Grid PLC, 5.6020%, 6/12/28	2,487,000	2,497,418
National Grid PLC, 5.8090%, 6/12/33	5,218,000	5,309,776
Southern California Edison Co, 5.8500%, 11/1/27	6,094,000	6,231,590
		49,693,091
Energy – 1.2%
Enbridge Inc, 5.7000%, 3/8/33	7,230,000	7,329,278
Energy Transfer LP, 5.5500%, 2/15/28	3,965,000	3,953,862
EQT Corp, 3.1250%, 5/15/26 (144A)	13,469,000	12,383,533
EQT Corp, 5.7000%, 4/1/28#	2,135,000	2,107,176
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,041,000	2,846,044
Kinder Morgan Inc, 5.2000%, 6/1/33	6,407,000	6,208,879
		34,828,772
Finance Companies – 0.6%
Ares Capital Corp, 3.2000%, 11/15/31	7,000,000	5,365,948
OWL Rock Core Income Corp, 4.7000%, 2/8/27	743,000	674,214
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	4,462,000	4,439,415
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	3,583,000	3,590,030
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,262,000	3,455,875
		17,525,482
Government Sponsored – 0.4%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	2,832,000	2,827,724
Electricite de France SA, 6.2500%, 5/23/33 (144A)	4,591,000	4,667,115
Electricite de France SA, 6.9000%, 5/23/53 (144A)	4,407,000	4,566,640
		12,061,479
Insurance – 1.6%
Athene Global Funding, 2.7170%, 1/7/29 (144A)#	7,222,000	5,881,303
Athene Global Funding, 2.6460%, 10/4/31 (144A)	5,495,000	4,159,657
Brown & Brown Inc, 4.2000%, 3/17/32	2,203,000	1,978,353
Centene Corp, 4.2500%, 12/15/27	16,614,000	15,533,342
Centene Corp, 2.4500%, 7/15/28	7,054,000	6,029,449
Centene Corp, 3.0000%, 10/15/30	5,571,000	4,642,298
Elevance Health Inc, 4.7500%, 2/15/33	5,831,000	5,663,390
UnitedHealth Group Inc, 5.2500%, 2/15/28	2,771,000	2,825,105
		46,712,897
Real Estate Investment Trusts (REITs) – 0.9%
Agree LP, 2.9000%, 10/1/30	7,291,000	6,074,368
Alexandria Real Estate Equities Inc, 4.7500%, 4/15/35	4,375,000	4,059,272
American Tower Trust I, 5.4900%, 3/15/28 (144A)	10,515,000	10,491,957
Sun Communities Operating LP, 2.7000%, 7/15/31	8,985,000	7,099,611
		27,725,208
Technology – 3.8%
Broadcom Inc, 2.6000%, 2/15/33 (144A)	3,689,000	2,882,929
Broadcom Inc, 3.4690%, 4/15/34 (144A)	5,962,000	4,890,681
Broadcom Inc, 3.1370%, 11/15/35 (144A)	7,414,000	5,686,872

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Cadence Design Systems Inc, 4.3750%, 10/15/24	$18,064,000	$17,775,134
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	5,441,000	4,487,748
Fiserv Inc, 5.4500%, 3/2/28	5,618,000	5,645,431
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	10,378,000	10,336,974
Leidos Inc, 2.3000%, 2/15/31	1,276,000	1,005,422
Leidos Inc, 5.7500%, 3/15/33	4,301,000	4,272,802
Marvell Technology Inc, 1.6500%, 4/15/26	5,742,000	5,171,741
Marvell Technology Inc, 4.8750%, 6/22/28	6,709,000	6,509,987
Microchip Technology Inc, 2.6700%, 9/1/23	9,518,000	9,478,763
Micron Technology Inc, 6.7500%, 11/1/29	3,160,000	3,284,793
Micron Technology Inc, 5.8750%, 9/15/33	3,507,000	3,475,202
Total System Services Inc, 4.8000%, 4/1/26	2,905,000	2,835,831
Trimble Inc, 4.7500%, 12/1/24	10,216,000	10,026,749
Trimble Inc, 4.9000%, 6/15/28	2,415,000	2,357,005
Trimble Inc, 6.1000%, 3/15/33	10,969,000	11,114,121
		111,238,185
Transportation – 0.2%
GXO Logistics Inc, 1.6500%, 7/15/26	6,199,000	5,390,259
Total Corporate Bonds (cost $736,784,306)		703,619,370
Mortgage-Backed Securities– 28.8%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	20,838,597	19,445,829
3.5000%, TBA, 15 Year Maturity	20,894,000	19,870,173
4.0000%, TBA, 15 Year Maturity	20,519,000	19,811,977
2.5000%, TBA, 30 Year Maturity	2,801,801	2,377,768
4.5000%, TBA, 30 Year Maturity	22,329,111	21,477,434
5.0000%, TBA, 30 Year Maturity	13,224,497	12,958,341
5.5000%, TBA, 30 Year Maturity	10,886,065	10,833,344
6.0000%, TBA, 30 Year Maturity	14,555,000	14,676,534
		121,451,400
Fannie Mae Pool:
3.0000%, 10/1/34	22,014	20,641
2.5000%, 11/1/34	2,051,692	1,881,926
3.0000%, 11/1/34	125,461	117,631
3.0000%, 12/1/34	129,289	121,220
2.5000%, 12/1/36	2,869,270	2,632,653
6.0000%, 2/1/37	671,485	704,765
4.5000%, 11/1/42	681,079	671,529
3.0000%, 1/1/43	131,522	118,901
3.0000%, 2/1/43	217,994	197,075
5.0000%, 7/1/44	3,427,834	3,448,935
4.5000%, 10/1/44	1,577,792	1,558,193
4.5000%, 3/1/45	2,392,370	2,362,651
4.0000%, 5/1/45	216,045	207,053
4.5000%, 6/1/45	1,185,142	1,169,568
3.5000%, 12/1/45	931,106	863,639
4.5000%, 2/1/46	2,327,048	2,294,420
3.5000%, 7/1/46	5,817,106	5,399,614
3.0000%, 2/1/47	31,451,474	28,562,855
3.5000%, 3/1/47	816,975	757,778
3.5000%, 7/1/47	722,856	670,479
3.5000%, 8/1/47	1,640,024	1,513,508
4.0000%, 10/1/47	1,180,872	1,124,195
4.0000%, 11/1/47	1,707,787	1,625,820
4.0000%, 1/1/48	952,369	906,659
3.0000%, 2/1/48	310,448	278,911
5.0000%, 5/1/48	587,120	584,161
4.5000%, 6/1/48	1,186,961	1,158,394
3.5000%, 7/1/48	18,387,478	16,976,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 7/1/48	$1,446,993	$1,376,606
4.0000%, 8/1/48	639,212	608,118
4.0000%, 9/1/48	1,525,549	1,452,329
4.0000%, 10/1/48	551,532	526,516
4.0000%, 11/1/48	1,688,706	1,606,561
4.0000%, 12/1/48	267,927	254,894
4.0000%, 2/1/49	1,043,690	992,921
3.5000%, 5/1/49	2,879,788	2,651,483
3.5000%, 6/1/49	7,900,716	7,291,234
4.0000%, 6/1/49	218,335	207,049
4.5000%, 6/1/49	101,886	99,301
3.0000%, 8/1/49	1,481,788	1,307,952
3.0000%, 8/1/49	388,758	343,151
4.5000%, 8/1/49	153,035	149,152
3.0000%, 9/1/49	219,572	196,835
3.0000%, 9/1/49	12,639	11,223
4.0000%, 9/1/49	1,123,185	1,065,127
4.0000%, 11/1/49	3,565,792	3,392,338
4.0000%, 11/1/49	317,176	302,648
3.5000%, 12/1/49	9,155,803	8,449,500
4.5000%, 1/1/50	2,862,106	2,793,223
4.5000%, 1/1/50	200,678	195,586
4.0000%, 3/1/50	5,231,187	4,993,918
4.0000%, 3/1/50	2,823,030	2,685,707
4.0000%, 3/1/50	1,075,362	1,023,052
4.0000%, 4/1/50	487,311	462,152
2.5000%, 8/1/50	821,988	708,198
4.0000%, 8/1/50	660,559	626,455
4.0000%, 9/1/50	5,969,527	5,660,958
4.0000%, 10/1/50	5,728,615	5,466,228
4.5000%, 10/1/50	3,502,267	3,417,977
3.5000%, 2/1/51	2,423,451	2,229,040
4.0000%, 3/1/51	14,704,624	13,944,534
4.0000%, 3/1/51	282,513	267,910
4.0000%, 3/1/51	140,380	133,551
4.0000%, 10/1/51	11,523,413	10,927,761
4.0000%, 10/1/51	2,062,472	1,955,861
3.0000%, 12/1/51	181,306	160,789
2.5000%, 1/1/52	5,093,078	4,356,636
3.5000%, 1/1/52	1,944,853	1,799,155
2.5000%, 2/1/52	24,670,214	21,078,139
3.5000%, 2/1/52	5,052,670	4,672,586
2.5000%, 3/1/52	10,534,222	8,993,000
2.5000%, 3/1/52	10,263,502	8,769,098
2.5000%, 3/1/52	3,816,896	3,261,635
2.5000%, 3/1/52	867,081	739,751
2.5000%, 3/1/52	830,260	708,788
2.5000%, 3/1/52	727,656	621,706
2.5000%, 3/1/52	298,381	254,970
3.0000%, 3/1/52	4,008,260	3,557,581
3.5000%, 3/1/52	5,245,848	4,830,292
3.0000%, 4/1/52	2,467,437	2,195,384
3.0000%, 4/1/52	2,077,553	1,843,540
3.0000%, 4/1/52	17,131	15,203
3.5000%, 4/1/52	2,938,188	2,693,387
3.5000%, 4/1/52	2,030,549	1,874,629
3.5000%, 4/1/52	1,646,183	1,507,742
3.5000%, 4/1/52	978,922	897,361
3.5000%, 4/1/52	580,102	531,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 4/1/52	$475,725	$435,717
4.0000%, 4/1/52	2,136,762	2,029,776
4.5000%, 4/1/52	395,984	380,666
4.5000%, 4/1/52	334,897	321,942
4.5000%, 4/1/52	192,025	184,597
4.5000%, 4/1/52	174,339	167,595
4.5000%, 4/1/52	152,448	146,551
4.5000%, 4/1/52	98,162	94,348
3.5000%, 5/1/52	2,404,949	2,212,947
3.5000%, 5/1/52	1,549,422	1,420,089
4.5000%, 5/1/52	531,321	510,768
3.5000%, 6/1/52	8,733,721	8,054,955
3.5000%, 6/1/52	5,036,847	4,650,793
4.0000%, 6/1/52	1,653,572	1,553,400
4.0000%, 6/1/52	465,644	437,436
3.5000%, 7/1/52	10,861,369	9,990,868
3.5000%, 7/1/52	1,270,012	1,171,309
3.5000%, 7/1/52	437,964	404,260
4.0000%, 7/1/52	742,532	697,550
4.5000%, 7/1/52	2,226,264	2,142,444
3.5000%, 8/1/52	2,148,205	1,975,367
3.5000%, 8/1/52	787,902	726,423
4.5000%, 8/1/52	8,383,281	8,067,649
3.5000%, 9/1/52	4,219,502	3,882,632
5.0000%, 9/1/52	3,840,702	3,762,411
5.5000%, 9/1/52	10,369,518	10,338,238
5.0000%, 10/1/52	1,675,206	1,654,970
5.0000%, 10/1/52	736,533	727,636
5.5000%, 10/1/52	16,752,089	16,887,263
5.0000%, 11/1/52	4,072,191	4,023,000
5.5000%, 11/1/52	3,778,568	3,809,057
4.5000%, 12/1/52	2,528,305	2,440,082
5.0000%, 1/1/53	3,521,553	3,461,491
5.0000%, 3/1/53	1,006,117	985,681
5.5000%, 3/1/53	401,245	401,875
5.0000%, 4/1/53	1,318,253	1,291,477
5.0000%, 4/1/53	314,133	307,752
5.0000%, 4/1/53	263,598	258,244
5.5000%, 4/1/53	191,205	191,505
5.5000%, 5/1/53	359,224	359,788
5.5000%, 5/1/53	185,475	185,767
5.0000%, 6/1/53	384,443	378,169
3.5000%, 8/1/56	17,359,732	15,893,185
3.0000%, 2/1/57	9,950,709	8,767,172
3.0000%, 6/1/57	36,484	32,140
		370,886,941
Freddie Mac Gold Pool:
3.5000%, 1/1/47	550,315	514,679
4.0000%, 8/1/48	745,314	709,856
4.0000%, 9/1/48	507,850	483,690
		1,708,225
Freddie Mac Pool:
3.0000%, 5/1/31	7,649,193	7,261,855
3.0000%, 9/1/32	244,119	230,309
3.0000%, 10/1/32	304,637	287,402
3.0000%, 1/1/33	170,700	161,043
2.5000%, 12/1/33	6,357,424	5,893,750
3.0000%, 10/1/34	55,681	52,203
3.0000%, 10/1/34	24,670	23,129

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 11/1/34	$2,103,930	$1,929,887
2.5000%, 11/1/34	773,985	709,959
6.0000%, 4/1/40	1,153,355	1,213,636
3.5000%, 7/1/42	45,899	42,878
3.5000%, 8/1/42	51,264	47,890
3.5000%, 8/1/42	47,160	44,057
3.5000%, 2/1/43	1,947,663	1,818,232
3.0000%, 3/1/43	683,396	617,729
3.0000%, 6/1/43	56,553	50,270
3.5000%, 2/1/44	3,364,601	3,141,008
4.5000%, 5/1/44	1,076,570	1,062,434
3.5000%, 12/1/44	40,066	37,404
3.0000%, 1/1/46	92,921	83,992
4.0000%, 2/1/46	2,839,153	2,738,678
4.0000%, 3/1/47	7,247	6,943
3.0000%, 4/1/47	855,714	765,886
3.5000%, 4/1/47	39,218	36,403
3.5000%, 9/1/47	12,832	11,842
4.0000%, 4/1/48	122,415	116,459
4.5000%, 7/1/48	679,355	662,988
5.0000%, 9/1/48	118,249	117,653
4.0000%, 11/1/48	152,137	144,734
4.0000%, 12/1/48	1,802,377	1,714,681
4.5000%, 6/1/49	113,483	110,605
4.0000%, 7/1/49	1,425,658	1,351,961
4.5000%, 7/1/49	1,012,389	986,720
4.5000%, 7/1/49	143,732	140,088
3.0000%, 8/1/49	540,733	477,323
4.5000%, 8/1/49	869,911	847,855
3.0000%, 12/1/49	776,044	689,177
3.0000%, 12/1/49	352,716	313,235
4.5000%, 1/1/50	575,889	561,287
4.5000%, 1/1/50	160,734	156,658
4.0000%, 3/1/50	1,793,162	1,705,915
4.0000%, 6/1/50	2,954,075	2,823,499
2.5000%, 8/1/50	424,138	365,570
2.5000%, 8/1/50	151,225	130,290
2.5000%, 9/1/50	768,784	662,089
4.5000%, 9/1/50	5,356,597	5,227,549
4.0000%, 10/1/50	506,926	480,721
2.5000%, 11/1/51	6,459,092	5,541,512
2.5000%, 1/1/52	1,573,402	1,346,662
2.5000%, 1/1/52	967,968	827,628
2.5000%, 2/1/52	2,315,146	1,978,097
3.0000%, 2/1/52	1,081,278	959,880
3.0000%, 2/1/52	801,782	713,724
2.5000%, 3/1/52	365,418	311,920
3.0000%, 3/1/52	1,440,108	1,281,610
4.5000%, 3/1/52	82,552	79,359
3.5000%, 4/1/52	2,095,624	1,938,767
3.5000%, 4/1/52	1,162,273	1,065,424
3.5000%, 4/1/52	1,114,463	1,021,598
3.5000%, 4/1/52	387,927	355,347
3.5000%, 4/1/52	352,825	323,150
3.0000%, 6/1/52	12,228,303	10,885,296
3.5000%, 6/1/52	5,083,205	4,678,909
3.5000%, 7/1/52	17,260,365	15,876,845
4.0000%, 7/1/52	1,668,094	1,567,009
3.5000%, 8/1/52	3,068,317	2,822,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.0000%, 8/1/52	$1,893,803	$1,781,600
4.5000%, 8/1/52	18,302,108	17,612,899
4.5000%, 8/1/52	7,760,129	7,470,183
4.5000%, 8/1/52	4,042,814	3,890,573
4.0000%, 9/1/52	4,225,591	3,975,237
5.5000%, 9/1/52	2,576,998	2,586,315
4.5000%, 10/1/52	2,531,881	2,459,622
5.0000%, 10/1/52	5,066,587	5,005,372
5.0000%, 10/1/52	3,336,569	3,296,256
5.0000%, 10/1/52	101,268	100,044
5.5000%, 11/1/52	11,489,361	11,582,097
5.0000%, 3/1/53	1,635,555	1,602,329
5.0000%, 3/1/53	295,791	289,782
5.0000%, 5/1/53	4,796,252	4,717,966
5.0000%, 5/1/53	1,949,167	1,917,352
5.0000%, 5/1/53	1,100,602	1,082,638
5.5000%, 5/1/53	2,065,294	2,072,755
5.5000%, 5/1/53	828,658	829,956
5.0000%, 6/1/53	1,659,897	1,632,804
5.0000%, 6/1/53	772,241	756,420
5.0000%, 6/1/53	725,781	710,892
5.0000%, 6/1/53	705,382	691,052
5.0000%, 6/1/53	575,586	563,809
5.0000%, 6/1/53	436,102	427,243
5.0000%, 6/1/53	406,610	398,350
5.0000%, 6/1/53	311,922	305,523
5.5000%, 6/1/53	1,834,256	1,837,128
5.5000%, 6/1/53	784,947	781,669
5.5000%, 6/1/53	608,203	605,663
5.5000%, 6/1/53	549,837	547,541
5.5000%, 6/1/53	525,511	522,955
5.0000%, 7/1/53	899,510	881,237
5.5000%, 7/1/53	1,375,351	1,369,607
		185,935,855
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	41,130,337	35,587,407
3.5000%, TBA, 30 Year Maturity	30,213,313	27,883,534
4.0000%, TBA, 30 Year Maturity	11,354,740	10,731,592
4.5000%, TBA, 30 Year Maturity	9,618,566	9,280,704
5.0000%, TBA, 30 Year Maturity	4,526,907	4,446,084
		87,929,321
Ginnie Mae I Pool:
4.0000%, 8/15/47	434,789	415,365
4.0000%, 11/15/47	389,119	371,735
4.0000%, 12/15/47	1,262,791	1,206,375
		1,993,475
Ginnie Mae II Pool:
3.0000%, 11/20/46	10,813,968	9,830,950
4.0000%, 8/20/47	296,058	283,254
4.0000%, 8/20/47	135,367	129,513
4.5000%, 2/20/48	1,463,641	1,432,024
4.0000%, 5/20/48	6,070,216	5,817,139
4.5000%, 5/20/48	562,918	550,485
4.0000%, 6/20/48	1,709,897	1,638,074
5.0000%, 8/20/48	1,683,825	1,677,398
3.5000%, 5/20/49	14,498,294	13,544,228
2.5000%, 3/20/51	13,534,692	11,751,476
3.0000%, 4/20/51	4,799,671	4,310,568
3.0000%, 7/20/51	7,204,562	6,464,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae II Pool– (continued)
3.0000%, 8/20/51	$20,606,339	$18,483,580
		75,913,076
Total Mortgage-Backed Securities (cost $886,242,758)		845,818,293
United States Treasury Notes/Bonds– 22.8%
4.1250%, 6/15/26	20,923,000	20,712,135
3.5000%, 4/30/28	79,248,100	77,006,865
3.6250%, 5/31/28	41,814,600	40,899,906
4.0000%, 6/30/28	43,668,000	43,429,191
1.1250%, 8/31/28	65,528,600	56,459,544
3.7500%, 6/30/30	57,556,000	56,791,584
3.3750%, 5/15/33	45,952,800	44,315,731
3.8750%, 2/15/43	134,948,000	131,574,300
3.8750%, 5/15/43	100,327,000	97,897,205
3.6250%, 2/15/53	103,707,300	99,526,599
Total United States Treasury Notes/Bonds (cost $680,383,520)		668,613,060
Investment Companies– 8.6%
Money Markets – 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $251,595,670)	251,570,514	251,620,828
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	678,968	678,968
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$169,742	169,742
Total Investments Purchased with Cash Collateral from Securities Lending (cost $848,710)		848,710
Total Investments (total cost $3,237,796,637) – 106.1%		3,113,890,275
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(179,553,939)
Net Assets – 100%		$2,934,336,336

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,012,274,919	96.7%
Canada	32,275,522	1.0
France	22,357,443	0.7
Japan	12,669,131	0.4
Netherlands	9,588,238	0.3
Australia	8,683,829	0.3
United Kingdom	7,807,194	0.3
Germany	4,432,099	0.2
Guernsey	3,801,900	0.1

Total	$3,113,890,275	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$11,479,370	$1,352	$21,734	$251,620,828
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	317,575∆	-	-	678,968
Total Affiliated Investments - 8.6%	$11,796,945	$1,352	$21,734	$252,299,796

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	340,994,626	1,562,185,542	(1,651,582,426)	251,620,828
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	200,500	738,250,082	(737,771,614)	678,968

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	141	9/29/23	$15,829,453	$(300,647)
2 Year US Treasury Note	3,712	10/4/23	754,812,000	(9,024,090)
5 Year US Treasury Note	4,205	10/4/23	450,329,219	(6,711,796)
Total - Futures Long				(16,036,533)
Futures Short:
Ultra 10-Year Treasury Note	399	9/29/23	(47,256,563)	570,446
Ultra Long Term US Treasury Bond	108	9/29/23	(14,711,625)	(27,038)
Total - Futures Short				543,408
Total				$(15,493,125)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 570,446

Liability Derivatives:
*Futures contracts	$16,063,571

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (8,950,336)	$ (8,950,336)
Swap contracts	(1,307,002)	-	$ (1,307,002)

Total	$(1,307,002)	$ (8,950,336)	$(10,257,338)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(14,634,329)	$(14,634,329)

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Futures contracts:
Average notional amount of contracts - long	$571,133,902
Average notional amount of contracts - short	51,990,100

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$815,740	$—	$(815,740)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $761,209,312, which represents 25.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

24	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$643,370,014	$-
Corporate Bonds	-	703,619,370	-
Mortgage-Backed Securities	-	845,818,293	-
United States Treasury Notes/Bonds	-	668,613,060	-
Investment Companies	-	251,620,828	-
Investments Purchased with Cash Collateral from Securities Lending	-	848,710	-
Total Investments in Securities	$-	$3,113,890,275	$-
Other Financial Instruments(a):
Futures Contracts	570,446	-	-
Total Assets	$570,446	$3,113,890,275	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$16,063,571	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,985,521,999)(1)	$2,861,590,479
Affiliated investments, at value (cost $252,274,638)	252,299,796
Deposits with brokers for futures	9,570,000
Variation margin receivable on futures contracts	19,828
Trustees' deferred compensation	74,314
Receivables:
Investments sold	112,340,871
Interest	17,082,512
Fund shares sold	3,537,694
Dividends from affiliates	1,132,067
Other assets	88,427
Total Assets	3,257,735,988
Liabilities:
Due to custodian	4,830,604
Collateral for securities loaned (Note 3)	848,710
Variation margin payable on futures contracts	369,522
Payables:	—
TBA investments purchased	209,858,134
Investments purchased	100,206,295
Fund shares repurchased	4,382,712
Dividends	1,231,654
Advisory fees	881,537
Transfer agent fees and expenses	325,642
Trustees' deferred compensation fees	74,314
Professional fees	65,662
12b-1 Distribution and shareholder servicing fees	61,273
Trustees' fees and expenses	17,758
Affiliated fund administration fees payable	6,452
Custodian fees	2,536
Accrued expenses and other payables	236,847
Total Liabilities	323,399,652
Net Assets	$2,934,336,336

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,521,190,234
Total distributable earnings (loss)	(586,853,898)
Total Net Assets	$2,934,336,336
Net Assets - Class A Shares	$112,400,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,091,225
Net Asset Value Per Share(2)	$9.30
Maximum Offering Price Per Share(3)	$9.76
Net Assets - Class C Shares	$28,508,503
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,065,720
Net Asset Value Per Share(2)	$9.30
Net Assets - Class D Shares	$442,270,728
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,562,566
Net Asset Value Per Share	$9.30
Net Assets - Class I Shares	$1,489,875,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160,197,860
Net Asset Value Per Share	$9.30
Net Assets - Class N Shares	$481,187,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,782,606
Net Asset Value Per Share	$9.29
Net Assets - Class R Shares	$17,621,504
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,894,721
Net Asset Value Per Share	$9.30
Net Assets - Class S Shares	$14,489,197
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,558,039
Net Asset Value Per Share	$9.30
Net Assets - Class T Shares	$347,983,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,428,472
Net Asset Value Per Share	$9.30

(1) Includes $815,740 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$104,254,255
Dividends from affiliates	11,479,370
Affiliated securities lending income, net	317,575
Unaffiliated securities lending income, net	82,523
Other income	316,726
Total Investment Income	116,450,449
Expenses:
Advisory fees	12,115,913
12b-1 Distribution and shareholder servicing fees:
Class A Shares	283,689
Class C Shares	346,717
Class R Shares	92,472
Class S Shares	36,917
Transfer agent administrative fees and expenses:
Class D Shares	551,935
Class R Shares	46,799
Class S Shares	36,966
Class T Shares	929,680
Transfer agent networking and omnibus fees:
Class A Shares	203,577
Class C Shares	26,538
Class I Shares	1,127,925
Other transfer agent fees and expenses:
Class A Shares	7,576
Class C Shares	1,614
Class D Shares	80,108
Class I Shares	73,637
Class N Shares	18,879
Class R Shares	516
Class S Shares	304
Class T Shares	4,109
Shareholder reports expense	199,191
Registration fees	179,750
Affiliated fund administration fees	94,647
Professional fees	82,889
Trustees’ fees and expenses	82,502
Custodian fees	25,542
Other expenses	408,812
Total Expenses	17,059,204
Less: Excess Expense Reimbursement and Waivers	(1,339,171)
Net Expenses	15,720,033
Net Investment Income/(Loss)	100,730,416

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$(232,841,922)
Investments in affiliates	1,352
Futures contracts	(8,950,336)
Swap contracts	(1,307,002)
Total Net Realized Gain/(Loss) on Investments	(243,097,908)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	111,620,595
Investments in affiliates	21,734
Futures contracts	(14,634,329)
Total Change in Unrealized Net Appreciation/Depreciation	97,008,000
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(45,359,492)

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$100,730,416	$65,834,218
Net realized gain/(loss) on investments	(243,097,908)	(146,413,867)
Change in unrealized net appreciation/depreciation	97,008,000	(315,721,916)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(45,359,492)	(396,301,565)
Dividends and Distributions to Shareholders:
Class A Shares	(3,658,551)	(2,319,706)
Class C Shares	(869,717)	(629,788)
Class D Shares	(15,693,299)	(11,208,505)
Class I Shares	(50,800,690)	(37,482,205)
Class N Shares	(16,123,613)	(10,093,840)
Class R Shares	(508,784)	(320,467)
Class S Shares	(439,859)	(267,972)
Class T Shares	(12,017,415)	(8,632,499)
Total Dividends and Distributions to Shareholders	(100,111,928)	(70,954,982)
Return of Capital on Dividends and Distributions
Class A Shares	(75,544)	—
Class C Shares	(23,801)	—
Class D Shares	(312,644)	—
Class I Shares	(974,821)	—
Class N Shares	(309,806)	—
Class R Shares	(12,473)	—
Class S Shares	(9,845)	—
Class T Shares	(247,782)	—
Total Return of Capital Dividends and Distributions	(1,966,716)	—
Net Decrease from Dividends and Distributions to Shareholders	(102,078,644)	(70,954,982)
Capital Share Transactions:
Class A Shares	4,030,249	(13,933,764)
Class C Shares	(13,764,677)	(23,291,071)
Class D Shares	(31,617,091)	(68,347,840)
Class I Shares	35,370,063	(199,015,100)
Class N Shares	(44,483,585)	125,235,678
Class R Shares	(1,560,405)	(2,343,443)
Class S Shares	205,450	(1,891,500)
Class T Shares	(16,923,475)	(105,092,515)
Net Increase/(Decrease) from Capital Share Transactions	(68,743,471)	(288,679,555)
Net Increase/(Decrease) in Net Assets	(216,181,607)	(755,936,102)
Net Assets:
Beginning of period	3,150,517,943	3,906,454,045
End of period	$2,934,336,336	$3,150,517,943

See Notes to Financial Statements.

30	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.17	0.20	0.25	0.28
Net realized and unrealized gain/(loss)	(0.46)	(1.38)	0.04	0.76	0.37
Total from Investment Operations	(0.15)	(1.21)	0.24	1.01	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.19)	(0.22)	(0.26)	(0.29)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.31)	(0.19)	(0.22)	(0.26)	(0.29)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(1.50)%	(11.00)%	2.19%	9.90%	6.61%
Net Assets, End of Period (in thousands)	$112,400	$113,840	$144,886	$118,862	$115,349
Average Net Assets for the Period (in thousands)	$112,838	$134,145	$145,458	$114,334	$137,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.85%	0.86%	0.92%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.76%	0.86%	0.88%	0.91%
Ratio of Net Investment Income/(Loss)	3.26%	1.59%	1.74%	2.30%	2.78%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.09	0.13	0.18	0.22
Net realized and unrealized gain/(loss)	(0.46)	(1.38)	0.05	0.77	0.37
Total from Investment Operations	(0.22)	(1.29)	0.18	0.95	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.11)	(0.16)	(0.20)	(0.23)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.24)	(0.11)	(0.16)	(0.20)	(0.23)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(2.21)%	(11.62)%	1.60%	9.23%	5.97%
Net Assets, End of Period (in thousands)	$28,509	$44,112	$74,867	$122,908	$135,639
Average Net Assets for the Period (in thousands)	$35,550	$61,758	$97,560	$123,202	$155,770
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.49%	1.44%	1.50%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.45%	1.44%	1.50%	1.52%
Ratio of Net Investment Income/(Loss)	2.47%	0.88%	1.17%	1.67%	2.17%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.19	0.23	0.28	0.31
Net realized and unrealized gain/(loss)	(0.45)	(1.38)	0.05	0.77	0.37
Total from Investment Operations	(0.13)	(1.19)	0.28	1.05	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.21)	(0.26)	(0.30)	(0.32)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.33)	(0.21)	(0.26)	(0.30)	(0.32)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(1.37)%	(10.83)%	2.49%	10.22%	6.93%
Net Assets, End of Period (in thousands)	$442,271	$496,739	$639,286	$641,920	$547,759
Average Net Assets for the Period (in thousands)	$466,985	$583,882	$664,448	$576,119	$538,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.57%	0.57%	0.59%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.59%	0.61%
Ratio of Net Investment Income/(Loss)	3.38%	1.78%	2.03%	2.58%	3.09%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.20	0.24	0.28	0.32
Net realized and unrealized gain/(loss)	(0.45)	(1.38)	0.04	0.77	0.37
Total from Investment Operations	(0.12)	(1.18)	0.28	1.05	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.22)	(0.26)	(0.30)	(0.33)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.34)	(0.22)	(0.26)	(0.30)	(0.33)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(1.25)%	(10.75)%	2.56%	10.31%	7.02%
Net Assets, End of Period (in thousands)	$1,489,875	$1,527,891	$1,967,268	$1,746,376	$2,007,132
Average Net Assets for the Period (in thousands)	$1,456,058	$1,864,618	$1,866,732	$1,806,163	$3,245,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.53%	0.51%	0.50%	0.51%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.46%	0.47%	0.50%	0.51%	0.52%
Ratio of Net Investment Income/(Loss)	3.51%	1.87%	2.10%	2.67%	3.17%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.15	$11.14	$10.38	$10.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.21	0.24	0.29	0.33
Net realized and unrealized gain/(loss)	(0.46)	(1.38)	0.04	0.78	0.37
Total from Investment Operations	(0.13)	(1.17)	0.28	1.07	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.22)	(0.27)	(0.31)	(0.34)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.34)	(0.22)	(0.27)	(0.31)	(0.34)
Net Asset Value, End of Period	$9.29	$9.76	$11.15	$11.14	$10.38
Total Return*	(1.35)%	(10.63)%	2.54%	10.49%	7.10%
Net Assets, End of Period (in thousands)	$481,188	$549,639	$487,997	$539,154	$680,664
Average Net Assets for the Period (in thousands)	$462,747	$485,064	$509,158	$662,412	$1,190,558
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.43%	0.43%	0.44%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.43%	0.43%	0.44%	0.45%
Ratio of Net Investment Income/(Loss)	3.51%	1.94%	2.18%	2.74%	3.25%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.15	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.12	0.16	0.21	0.25
Net realized and unrealized gain/(loss)	(0.45)	(1.38)	0.04	0.78	0.37
Total from Investment Operations	(0.19)	(1.26)	0.20	0.99	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.14)	(0.19)	(0.23)	(0.26)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.27)	(0.14)	(0.19)	(0.23)	(0.26)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.15	$10.39
Total Return*	(1.98)%	(11.38)%	1.80%	9.65%	6.30%
Net Assets, End of Period (in thousands)	$17,622	$20,102	$25,664	$24,453	$27,580
Average Net Assets for the Period (in thousands)	$18,630	$24,638	$26,042	$25,769	$31,616
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.18%	1.16%	1.20%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.18%	1.16%	1.20%	1.21%
Ratio of Net Investment Income/(Loss)	2.75%	1.16%	1.45%	1.98%	2.49%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.15	0.19	0.24	0.27
Net realized and unrealized gain/(loss)	(0.46)	(1.38)	0.04	0.77	0.37
Total from Investment Operations	(0.17)	(1.23)	0.23	1.01	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.17)	(0.21)	(0.26)	(0.28)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.29)	(0.17)	(0.21)	(0.26)	(0.28)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(1.74)%	(11.17)%	2.11%	9.83%	6.56%
Net Assets, End of Period (in thousands)	$14,489	$15,002	$19,114	$18,630	$28,020
Average Net Assets for the Period (in thousands)	$14,706	$17,308	$19,517	$23,253	$30,601
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.94%	0.95%	0.96%
Ratio of Net Investment Income/(Loss)	3.01%	1.41%	1.66%	2.24%	2.73%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.18	0.22	0.27	0.30
Net realized and unrealized gain/(loss)	(0.45)	(1.38)	0.04	0.77	0.37
Total from Investment Operations	(0.14)	(1.20)	0.26	1.04	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.20)	(0.24)	(0.29)	(0.31)
Return of capital	—(2)	—	—	—	—
Total Dividends and Distributions	(0.32)	(0.20)	(0.24)	(0.29)	(0.31)
Net Asset Value, End of Period	$9.30	$9.76	$11.16	$11.14	$10.39
Total Return*	(1.48)%	(10.93)%	2.39%	10.12%	6.84%
Net Assets, End of Period (in thousands)	$347,983	$383,193	$547,371	$597,879	$641,190
Average Net Assets for the Period (in thousands)	$370,104	$477,073	$590,025	$605,817	$736,901
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.68%	0.68%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.67%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	3.27%	1.67%	1.94%	2.49%	3.00%
Portfolio Turnover Rate(3)	195%	158%	132%	175%	219%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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Notes to Financial Statements

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

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Notes to Financial Statements

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

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Notes to Financial Statements

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $815,740. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $848,710, resulting in the net amount due to the counterparty of $32,970.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on

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Notes to Financial Statements

behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,561.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class A Shares paid CDSCs of $13,570 to the Distributor.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,946.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(467,045,083)	$ -	$ (49,317)	$(119,759,498)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(309,975,667)	$(157,069,416)	$ (467,045,083)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,233,649,773	$5,778,455	$(125,537,953)	$(119,759,498)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(15,493,125)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 100,111,928	$ -	$ 1,966,716	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 70,954,982	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,639,114	$ 34,392,871	2,509,778	$ 27,098,443
Reinvested dividends and distributions	283,598	2,676,284	151,483	1,612,422
Shares repurchased	(3,497,255)	(33,038,906)	(3,980,526)	(42,644,629)
Net Increase/(Decrease)	425,457	$ 4,030,249	(1,319,265)	$ (13,933,764)
Class C Shares:
Shares sold	628,916	$ 5,915,263	470,760	$ 5,110,551
Reinvested dividends and distributions	88,943	839,879	55,132	587,782
Shares repurchased	(2,171,740)	(20,519,819)	(2,714,547)	(28,989,404)
Net Increase/(Decrease)	(1,453,881)	$(13,764,677)	(2,188,655)	$ (23,291,071)
Class D Shares:
Shares sold	1,931,504	$ 18,330,177	3,666,390	$ 39,538,215
Reinvested dividends and distributions	1,585,804	14,975,373	983,618	10,506,056
Shares repurchased	(6,843,426)	(64,922,641)	(11,038,639)	(118,392,111)
Net Increase/(Decrease)	(3,326,118)	$(31,617,091)	(6,388,631)	$ (68,347,840)
Class I Shares:
Shares sold	61,228,049	$580,131,750	45,929,554	$ 494,478,634
Reinvested dividends and distributions	4,664,635	44,044,317	2,861,250	30,540,098
Shares repurchased	(62,200,366)	(588,806,004)	(68,532,690)	(724,033,832)
Net Increase/(Decrease)	3,692,318	$ 35,370,063	(19,741,886)	$(199,015,100)
Class N Shares:
Shares sold	13,258,201	$125,587,876	25,585,523	$ 261,848,513
Reinvested dividends and distributions	1,522,259	14,371,001	818,330	8,679,692
Shares repurchased	(19,330,656)	(184,442,462)	(13,829,568)	(145,292,527)
Net Increase/(Decrease)	(4,550,196)	$(44,483,585)	12,574,285	$ 125,235,678
Class R Shares:
Shares sold	236,065	$ 2,246,676	465,683	$ 5,057,712
Reinvested dividends and distributions	54,563	515,067	29,594	315,241
Shares repurchased	(455,039)	(4,322,148)	(735,175)	(7,716,396)
Net Increase/(Decrease)	(164,411)	$ (1,560,405)	(239,898)	$ (2,343,443)
Class S Shares:
Shares sold	379,086	$ 3,601,384	338,169	$ 3,634,299
Reinvested dividends and distributions	47,513	448,580	25,133	267,784
Shares repurchased	(405,291)	(3,844,514)	(539,181)	(5,793,583)
Net Increase/(Decrease)	21,308	$ 205,450	(175,879)	$ (1,891,500)
Class T Shares:
Shares sold	5,938,312	$ 56,606,163	3,908,810	$ 42,339,769
Reinvested dividends and distributions	1,282,679	12,109,110	796,864	8,520,000
Shares repurchased	(9,057,167)	(85,638,748)	(14,493,731)	(155,952,284)
Net Increase/(Decrease)	(1,836,176)	$(16,923,475)	(9,788,057)	$(105,092,515)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,228,880,291	$996,368,683	$ 3,935,556,309	$ 4,181,032,406

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

70	JUNE 30, 2023

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Flexible Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	96%
Return of Capital Distributions	$1,966,716

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	2/20-Present

Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

82	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93019 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Global Allocation Fund – Conservative’s Class I shares returned 4.80%. This compares with a return of -1.32% for the Bloomberg Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 5.67% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MARKET ENVIRONMENT

Despite early-period volatility, global equities generated positive returns over the period as investors gained greater confidence that inflation was being brought under control and that a pronounced recession could be avoided. Global bonds, however, came under substantial pressure, with positive corporate returns more than offset by negative returns in U.S. Treasuries and sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. economy remained resilient, especially compared to developed market peers. Inflation remained elevated in the UK, and the euro area officially entered a recession.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments (to the extent these investments are available) that are monitored and rebalanced periodically. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

The steep rise in interest rates during the period resulted in the Fund’s exposure to bonds being the primary driver of underperformance relative its secondary benchmark. Both the Janus Henderson Global Bond Fund and the Janus Henderson Flexible Bond Fund were among the leading individual detractors. Given the period’s rally in equities, the Fund’s stock positioning contributed to results. The Janus Henderson Overseas Fund was among the leading contributors, followed by the Janus Henderson Adaptive Risk-Managed U.S. Equity Fund.

OUTLOOK

Disagreement makes markets. When disagreement evolves into agreement, risk premiums re-price and a transition in the volatility regime can occur. It is worth identifying the epicenter of disagreements and contradictory data to better understand the root cause of market incongruencies. Today, the epicenter of disagreement is between low equity volatility – levels not seen since the pandemic – and consensus expectations for elevated recession risk.

Is low volatility masking recession dangers or is it telling us that the likelihood of economic contraction is low? Based on data we have analyzed from both the risks priced by the option market and consumer data, we believe it is the latter. Options are pricing in greater upside skew to equities, with expected tail gains – or the chance for gains that exceed what is priced in under a broad distribution of expected returns – greater than expected tail losses. This is true for both developed-market equities and also emerging markets and small caps. At the same time, equity downside risk, or expected tail losses, are well below average levels. We see similar attractiveness in fixed income, with short maturity treasuries slightly more

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

attractive than longer maturity notes. This suggests that inflation risks may be managed without leading to a deep recession.

Recession is very unlikely when the consumer is strong, and earnings estimates for consumer-focused companies as well as forecasts for consumer loan impairments indicate a healthy consumer.

The risk to this optimistic view is policy error. Historically monetary policy has been fraught with error. One risk is keeping the economy awash with cheap money for too long and, thus, fueling inflation, and the other is inconsistent responses on the part of central banks to rising prices.

The Federal Reserve (Fed) has reached a crucial point in its battle against inflation. The cost of money is once again expensive. The question now is whether Fed Chairman Jerome Powell will finish the job by keeping money expensive, or will he balk? Thus far, Mr. Powell has made it clear that he does not consider his job done.

Resilient consumer and other macro should portend that moderately expensive money over the medium term won’t derail the economy or the prospects for riskier assets. A Fed that stays the course will more likely fuel a right tail – or upside surprise – in capital markets while a premature dovish pivot would more likely fuel a left tail event.

The path of economic growth relies heavily on the Fed not committing a policy error and, therefore, uncertainly remains elevated.

Thank you for investing in the Janus Henderson Global Allocation Fund – Conservative.

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2023

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	36.8%
Janus Henderson Flexible Bond Fund - Class N Shares	14.3
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.6
Janus Henderson Overseas Fund - Class N Shares	4.9
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	4.5
Janus Henderson Emerging Markets Fund - Class N Shares	3.8
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	3.8
Janus Henderson Global Select Fund - Class N Shares	2.5
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	2.4
Janus Henderson Contrarian Fund - Class N Shares	2.4
Janus Henderson AAA CLO	2.4
Janus Henderson U.S. Dividend Income Fund - Class N Shares	2.2
Janus Henderson Forty Fund - Class N Shares	1.8
Janus Henderson Enterprise Fund - Class N Shares	1.7
Janus Henderson Global Equity Income Fund - Class N Shares	1.6
Janus Henderson Growth and Income Fund - Class N Shares	1.5
Janus Henderson Global Real Estate Fund - Class N Shares	1.5
Janus Henderson Asia Equity Fund - Class N Shares	1.4
Janus Henderson Triton Fund - Class N Shares	1.3
Janus Henderson Global Research Fund - Class N Shares	1.2
Janus Henderson European Focus Fund - Class N Shares	1.0
Janus Henderson High-Yield Fund - Class N Shares	0.8
Janus Henderson Multi-Sector Income Fund - Class N Shares	0.5
Janus Henderson Cash Liquidity Fund LLC	0.1

Asset Allocation - (% of Net Assets)
Fixed Income Funds	56.9%
Equity Funds	40.6%
Exchange-Traded Funds (ETFs)	2.4%
Money Markets	0.1%
Other	(0.0)%
100.0%

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	4.54%	1.83%	3.23%	4.57%	1.11%
Class A Shares at MOP	-1.46%	0.63%	2.62%	4.22%
Class C Shares at NAV	3.88%	1.14%	2.59%	3.87%	1.86%
Class C Shares at CDSC	2.88%	1.14%	2.59%	3.87%
Class D Shares	4.78%	2.05%	3.44%	4.78%	0.91%
Class I Shares	4.80%	2.09%	3.49%	4.83%	0.88%
Class S Shares	4.36%	1.66%	3.05%	4.37%	1.29%
Class T Shares	4.76%	1.95%	3.36%	4.73%	1.03%
Bloomberg Global Aggregate Bond Index	-1.32%	-1.09%	0.20%	2.25%
Global Conservative Allocation Index	5.67%	2.78%	3.74%	4.29%
Morningstar Quartile - Class T Shares	3rd	4th	3rd	3rd
Morningstar Ranking - based on total returns for World Allocation Funds	314/393	330/383	269/332	127/210

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

4	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)††
Class A Shares	$1,000.00	$1,046.60	$2.44	$1,000.00	$1,022.41	$2.41	0.48%
Class C Shares	$1,000.00	$1,043.80	$6.03	$1,000.00	$1,018.89	$5.96	1.19%
Class D Shares	$1,000.00	$1,047.30	$1.37	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$1,048.40	$1.37	$1,000.00	$1,023.46	$1.35	0.27%
Class S Shares	$1,000.00	$1,046.60	$3.35	$1,000.00	$1,021.52	$3.31	0.66%
Class T Shares	$1,000.00	$1,047.40	$1.73	$1,000.00	$1,023.11	$1.71	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2023

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 40.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	830,345	$8,294,827
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	565,786	5,555,857
Janus Henderson Asia Equity Fund - Class N Shares*	207,356	2,039,935
Janus Henderson Contrarian Fund - Class N Shares	133,055	3,523,700
Janus Henderson Emerging Markets Fund - Class N Shares*	634,914	5,623,910
Janus Henderson Enterprise Fund - Class N Shares	18,808	2,580,433
Janus Henderson European Focus Fund - Class N Shares	36,184	1,515,164
Janus Henderson Forty Fund - Class N Shares	55,029	2,649,937
Janus Henderson Global Equity Income Fund - Class N Shares	394,690	2,379,944
Janus Henderson Global Real Estate Fund - Class N Shares	193,973	2,178,313
Janus Henderson Global Research Fund - Class N Shares	19,049	1,751,768
Janus Henderson Global Select Fund - Class N Shares	216,131	3,667,946
Janus Henderson Growth and Income Fund - Class N Shares	32,747	2,295,680
Janus Henderson Overseas Fund - Class N Shares	169,359	7,214,737
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	261,046	3,537,057
Janus Henderson Triton Fund - Class N Shares	69,447	1,907,549
Janus Henderson U.S. Dividend Income Fund - Class N Shares	322,671	3,300,923
		60,017,680
Exchange-Traded Funds (ETFs) – 2.4%
Janus Henderson AAA CLO	70,166	3,497,775
Fixed Income Funds – 56.9%
Janus Henderson Flexible Bond Fund - Class N Shares	2,267,924	21,068,546
Janus Henderson Global Bond Fund - Class N Shares	7,044,017	54,378,698
Janus Henderson High-Yield Fund - Class N Shares	170,787	1,204,049
Janus Henderson Multi-Sector Income Fund - Class N Shares	88,239	744,737
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	2,366,349	6,602,049
		83,998,079
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	213,769	213,812
Total Investments (total cost $152,701,823) – 100.0%		147,727,346
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(72,134)
Net Assets – 100%		$147,655,212

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 40.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$101,352	$(137,083)	$-	$754,602	$8,294,827
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	131,326	(292,653)	41,594	939,237	5,555,857
Janus Henderson Asia Equity Fund - Class N Shares*	-	(163,197)	-	73,468	2,039,935
Janus Henderson Contrarian Fund - Class N Shares	30,804	(186,443)	-	845,139	3,523,700
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(377,776)	-	351,568	5,623,910
Janus Henderson Enterprise Fund - Class N Shares	-	(506,421)	280,497	834,419	2,580,433
Janus Henderson European Focus Fund - Class N Shares	93,555	191,162	-	285,361	1,515,164
Janus Henderson Forty Fund - Class N Shares	-	71,623	1,653	616,835	2,649,937
Janus Henderson Global Equity Income Fund - Class N Shares	283,515	(147,293)	-	258,696	2,379,944
Janus Henderson Global Real Estate Fund - Class N Shares	44,992	(80,084)	-	(44,274)	2,178,313
Janus Henderson Global Research Fund - Class N Shares	28,049	(40,472)	83,321	375,981	1,751,768
Janus Henderson Global Select Fund - Class N Shares	57,936	434,545	92,097	(6,365)	3,667,946
Janus Henderson Growth and Income Fund - Class N Shares	39,069	(33,564)	168,568	223,257	2,295,680
Janus Henderson Overseas Fund - Class N Shares	151,510	130,762	-	904,589	7,214,737
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	16,864	(170,756)	-	860,534	3,537,057
Janus Henderson Triton Fund - Class N Shares	-	(958,569)	151,723	1,160,719	1,907,549
Janus Henderson U.S. Dividend Income Fund - Class N Shares	11,840	(248)	-	64,350	3,300,923
Total Equity Funds	$990,812	$(2,266,467)	$819,453	$8,498,116	$60,017,680
Exchange-Traded Funds (ETFs) - 2.4%
Janus Henderson AAA CLO	228,155	10,817	-	37,083	3,497,775
Fixed Income Funds - 56.9%
Janus Henderson Flexible Bond Fund - Class N Shares	387,360	(53,428)	-	(632,022)	21,068,546
Janus Henderson Global Bond Fund - Class N Shares	290,259	(972,796)	-	(760,275)	54,378,698
Janus Henderson High-Yield Fund - Class N Shares	585,935	(2,876,339)	-	2,897,327	1,204,049
Janus Henderson Multi-Sector Income Fund - Class N Shares	92,476	46,040	-	8,070	744,737
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	217,790	(462,522)	-	229,550	6,602,049
Total Fixed Income Funds	$1,573,820	$(4,319,045)	$-	$1,742,650	$83,998,079
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	3,626	5	-	-	213,812
Total Affiliated Investments - 100.0%	$2,796,413	$(6,574,690)	$819,453	$10,277,849	$147,727,346

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2023

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 40.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	8,662,926	296,057	(1,281,675)	8,294,827
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	6,407,255	324,254	(1,822,236)	5,555,857
Janus Henderson Asia Equity Fund - Class N Shares*	2,594,833	53,553	(518,722)	2,039,935
Janus Henderson Contrarian Fund - Class N Shares	5,482,392	147,037	(2,764,425)	3,523,700
Janus Henderson Emerging Markets Fund - Class N Shares*	6,795,688	145,466	(1,291,036)	5,623,910
Janus Henderson Enterprise Fund - Class N Shares	4,888,687	366,068	(3,002,320)	2,580,433
Janus Henderson European Focus Fund - Class N Shares	2,297,986	1,290,915	(2,550,260)	1,515,164
Janus Henderson Forty Fund - Class N Shares	2,346,302	856,843	(1,241,666)	2,649,937
Janus Henderson Global Equity Income Fund - Class N Shares	4,453,555	376,842	(2,561,856)	2,379,944
Janus Henderson Global Real Estate Fund - Class N Shares	1,903,276	863,552	(464,157)	2,178,313
Janus Henderson Global Research Fund - Class N Shares	2,450,154	246,877	(1,280,772)	1,751,768
Janus Henderson Global Select Fund - Class N Shares	3,158,216	2,292,470	(2,210,920)	3,667,946
Janus Henderson Growth and Income Fund - Class N Shares	2,037,272	1,599,170	(1,530,455)	2,295,680
Janus Henderson Overseas Fund - Class N Shares	4,463,814	4,535,687	(2,820,115)	7,214,737
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	4,561,241	1,100,988	(2,814,950)	3,537,057
Janus Henderson Triton Fund - Class N Shares	4,307,864	226,073	(2,828,538)	1,907,549
Janus Henderson U.S. Dividend Income Fund - Class N Shares	-	3,296,850	(60,029)	3,300,923
Exchange-Traded Funds (ETFs) - 2.4%
Janus Henderson AAA CLO	-	8,013,807	(4,563,932)	3,497,775
Fixed Income Funds - 56.9%
Janus Henderson Flexible Bond Fund - Class N Shares	8,964,028	14,239,497	(1,449,529)	21,068,546
Janus Henderson Global Bond Fund - Class N Shares	53,237,204	10,842,635	(7,968,070)	54,378,698
Janus Henderson High-Yield Fund - Class N Shares	14,231,126	806,507	(13,854,572)	1,204,049
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	3,166,559	(2,475,932)	744,737
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	14,747,967	5,023,944	(12,936,890)	6,602,049
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	-	1,145,824	(932,017)	213,812

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$60,017,680	$-	$-
Exchange-Traded Funds (ETFs)	3,497,775	-	-
Fixed Income Funds	83,998,079	-	-
Money Markets	-	213,812	-
Total Assets	$147,513,534	$213,812	$-

10	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Affiliated investments, at value (cost $152,701,823)	$147,727,346
Trustees' deferred compensation	3,753
Receivables:
Dividends	330,104
Investments sold	102,372
Fund shares sold	82,190
Due from adviser	11,112
Dividends from affiliates	952
Other assets	196
Total Assets	148,258,025
Liabilities:
Payables:	—
Investments purchased	330,104
Fund shares repurchased	170,056
Professional fees	43,776
Transfer agent fees and expenses	19,824
Advisory fees	6,476
12b-1 Distribution and shareholder servicing fees	4,520
Trustees' deferred compensation fees	3,753
Custodian fees	1,380
Trustees' fees and expenses	928
Accrued expenses and other payables	21,996
Total Liabilities	602,813
Net Assets	$147,655,212

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$158,192,585
Total distributable earnings (loss)	(10,537,373)
Total Net Assets	$147,655,212
Net Assets - Class A Shares	$6,511,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	604,353
Net Asset Value Per Share(1)	$10.77
Maximum Offering Price Per Share(2)	$11.43
Net Assets - Class C Shares	$3,461,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	330,111
Net Asset Value Per Share(1)	$10.49
Net Assets - Class D Shares	$125,119,024
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,542,847
Net Asset Value Per Share	$10.84
Net Assets - Class I Shares	$1,842,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,981
Net Asset Value Per Share	$10.84
Net Assets - Class S Shares	$55,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,117
Net Asset Value Per Share	$10.79
Net Assets - Class T Shares	$10,665,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	986,178
Net Asset Value Per Share	$10.82

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends from affiliates	$2,796,413
Other income	133
Total Investment Income	2,796,546
Expenses:
Advisory fees	76,139
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,925
Class C Shares	40,901
Class S Shares	185
Transfer agent administrative fees and expenses:
Class D Shares	149,411
Class S Shares	186
Class T Shares	28,258
Transfer agent networking and omnibus fees:
Class A Shares	5,649
Class C Shares	3,943
Class I Shares	2,723
Other transfer agent fees and expenses:
Class A Shares	497
Class C Shares	240
Class D Shares	18,809
Class I Shares	183
Class S Shares	17
Class T Shares	202
Registration fees	100,136
Professional fees	40,826
Shareholder reports expense	24,621
Custodian fees	10,172
Trustees’ fees and expenses	4,197
Other expenses	15,816
Total Expenses	540,036
Less: Excess Expense Reimbursement and Waivers	(64,160)
Net Expenses	475,876
Net Investment Income/(Loss)	2,320,670
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(6,574,690)
Capital gain distributions from underlying funds	819,453
Total Net Realized Gain/(Loss) on Investments	(5,755,237)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	10,277,849
Total Change in Unrealized Net Appreciation/Depreciation	10,277,849
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,843,282

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$2,320,670	$6,228,907
Net realized gain/(loss) on investments	(5,755,237)	4,303,301
Change in unrealized net appreciation/depreciation	10,277,849	(44,104,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,843,282	(33,572,248)
Dividends and Distributions to Shareholders:
Class A Shares	(131,557)	(822,848)
Class C Shares	(74,669)	(760,171)
Class D Shares	(2,866,502)	(15,718,092)
Class I Shares	(59,077)	(354,854)
Class S Shares	(988)	(10,096)
Class T Shares	(236,186)	(1,581,411)
Net Decrease from Dividends and Distributions to Shareholders	(3,368,979)	(19,247,472)
Capital Share Transactions:
Class A Shares	(868,840)	894,095
Class C Shares	(2,712,685)	(1,053,445)
Class D Shares	(7,317,963)	(1,870,347)
Class I Shares	(866,985)	(229,562)
Class S Shares	(42,971)	17,572
Class T Shares	(1,930,543)	306,390
Net Increase/(Decrease) from Capital Share Transactions	(13,739,987)	(1,935,297)
Net Increase/(Decrease) in Net Assets	(10,265,684)	(54,755,017)
Net Assets:
Beginning of period	157,920,896	212,675,913
End of period	$147,655,212	$157,920,896

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.52	$13.99	$12.28	$12.53	$12.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.39	0.25	0.14	0.05
Net realized and unrealized gain/(loss)	0.33	(2.57)	2.07	0.19	0.35
Total from Investment Operations	0.47	(2.18)	2.32	0.33	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.41)	(0.26)	(0.13)	(0.10)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.22)	(1.29)	(0.61)	(0.58)	(0.45)
Net Asset Value, End of Period	$10.77	$10.52	$13.99	$12.28	$12.53
Total Return*	4.54%	(17.15)%	19.10%	2.58%	3.47%
Net Assets, End of Period (in thousands)	$6,511	$7,213	$8,650	$4,030	$4,505
Average Net Assets for the Period (in thousands)	$6,745	$8,494	$6,632	$4,381	$4,379
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.51%	0.47%	0.47%	0.47%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.48%	0.47%	0.47%	0.47%	0.46%
Ratio of Net Investment Income/(Loss)(2)	1.36%	3.03%	1.84%	1.13%	0.43%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.28	$13.67	$12.01	$12.26	$12.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.29	0.18	0.05	(0.02)
Net realized and unrealized gain/(loss)	0.31	(2.50)	1.98	0.18	0.33
Total from Investment Operations	0.39	(2.21)	2.16	0.23	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.15)	(0.03)	—(2)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.18)	(1.18)	(0.50)	(0.48)	(0.35)
Net Asset Value, End of Period	$10.49	$10.28	$13.67	$12.01	$12.26
Total Return*	3.88%	(17.65)%	18.20%	1.85%	2.78%
Net Assets, End of Period (in thousands)	$3,461	$6,096	$9,356	$10,655	$13,392
Average Net Assets for the Period (in thousands)	$4,472	$8,302	$9,960	$12,057	$14,347
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.18%	1.18%	1.15%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.15%	1.18%	1.15%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)(3)	0.76%	2.31%	1.38%	0.41%	(0.13)%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.59	$14.06	$12.34	$12.59	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.41	0.30	0.16	0.09
Net realized and unrealized gain/(loss)	0.32	(2.57)	2.05	0.20	0.34
Total from Investment Operations	0.49	(2.16)	2.35	0.36	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.43)	(0.28)	(0.16)	(0.12)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.24)	(1.31)	(0.63)	(0.61)	(0.47)
Net Asset Value, End of Period	$10.84	$10.59	$14.06	$12.34	$12.59
Total Return*	4.78%	(16.91)%	19.27%	2.77%	3.70%
Net Assets, End of Period (in thousands)	$125,119	$129,498	$174,449	$147,682	$159,468
Average Net Assets for the Period (in thousands)	$126,365	$160,466	$162,759	$152,767	$163,822
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.31%	0.27%	0.28%	0.28%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income/(Loss)(2)	1.57%	3.22%	2.20%	1.32%	0.76%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

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Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.59	$14.07	$12.34	$12.58	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.42	0.29	0.17	0.11
Net realized and unrealized gain/(loss)	0.33	(2.58)	2.07	0.20	0.32
Total from Investment Operations	0.50	(2.16)	2.36	0.37	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.44)	(0.28)	(0.16)	(0.13)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.25)	(1.32)	(0.63)	(0.61)	(0.48)
Net Asset Value, End of Period	$10.84	$10.59	$14.07	$12.34	$12.58
Total Return*	4.80%	(16.92)%	19.39%	2.89%	3.71%
Net Assets, End of Period (in thousands)	$1,842	$2,645	$3,830	$3,381	$3,786
Average Net Assets for the Period (in thousands)	$2,574	$3,502	$3,247	$3,491	$4,489
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.24%	0.22%	0.21%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.24%	0.22%	0.21%	0.21%
Ratio of Net Investment Income/(Loss)(2)	1.56%	3.27%	2.16%	1.37%	0.92%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.52	$13.97	$12.25	$12.45	$12.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.36	0.25	0.11	0.09
Net realized and unrealized gain/(loss)	0.32	(2.55)	2.02	0.20	0.29
Total from Investment Operations	0.45	(2.19)	2.27	0.31	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.38)	(0.20)	(0.06)	(0.09)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.18)	(1.26)	(0.55)	(0.51)	(0.44)
Net Asset Value, End of Period	$10.79	$10.52	$13.97	$12.25	$12.45
Total Return*	4.36%	(17.19)%	18.70%	2.43%	3.32%
Net Assets, End of Period (in thousands)	$55	$96	$108	$126	$765
Average Net Assets for the Period (in thousands)	$74	$107	$119	$407	$860
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.69%	0.65%	0.65%	0.63%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.66%	0.65%	0.65%	0.63%	0.56%
Ratio of Net Investment Income/(Loss)(2)	1.19%	2.83%	1.88%	0.90%	0.76%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

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Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.56	$14.03	$12.32	$12.56	$12.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.41	0.29	0.16	0.10
Net realized and unrealized gain/(loss)	0.33	(2.58)	2.04	0.20	0.31
Total from Investment Operations	0.49	(2.17)	2.33	0.36	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.42)	(0.27)	(0.15)	(0.11)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)
Total Dividends and Distributions	(0.23)	(1.30)	(0.62)	(0.60)	(0.46)
Net Asset Value, End of Period	$10.82	$10.56	$14.03	$12.32	$12.56
Total Return*	4.76%	(17.02)%	19.12%	2.78%	3.51%
Net Assets, End of Period (in thousands)	$10,666	$12,373	$16,283	$15,174	$17,532
Average Net Assets for the Period (in thousands)	$11,245	$15,587	$16,293	$16,406	$19,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.42%	0.39%	0.39%	0.38%	0.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.36%	0.35%	0.36%	0.37%
Ratio of Net Investment Income/(Loss)(2)	1.51%	3.22%	2.14%	1.27%	0.78%
Portfolio Turnover Rate	41%	43%	34%	57%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

22	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $33.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $1,048.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 2,279,947	$ -	$ (5,482,944)	$ -	$ (2,598)	$ (7,331,778)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,920,647)	$(3,562,297)	$ (5,482,944)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$155,059,124	$ 6,377,642	$ (13,709,420)	$ (7,331,778)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 834,110	$ 2,534,869	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,500,765	$ 11,746,707	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

4. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	76,211	$ 808,674	131,319	$ 1,710,244
Reinvested dividends and distributions	11,370	117,336	58,531	741,591
Shares repurchased	(168,774)	(1,794,850)	(122,674)	(1,557,740)
Net Increase/(Decrease)	(81,193)	$ (868,840)	67,176	$ 894,095
Class C Shares:
Shares sold	53,348	$ 542,580	48,373	$ 647,356
Reinvested dividends and distributions	7,366	74,253	60,987	757,458
Shares repurchased	(323,680)	(3,329,518)	(200,594)	(2,458,259)
Net Increase/(Decrease)	(262,966)	$(2,712,685)	(91,234)	$ (1,053,445)
Class D Shares:
Shares sold	606,807	$ 6,472,180	914,668	$11,598,132
Reinvested dividends and distributions	274,054	2,844,684	1,225,701	15,615,425
Shares repurchased	(1,567,497)	(16,634,827)	(2,315,355)	(29,083,904)
Net Increase/(Decrease)	(686,636)	$(7,317,963)	(174,986)	$ (1,870,347)
Class I Shares:
Shares sold	93,951	$ 997,758	59,747	$ 758,459
Reinvested dividends and distributions	5,670	58,799	27,767	353,471
Shares repurchased	(179,492)	(1,923,542)	(109,932)	(1,341,492)
Net Increase/(Decrease)	(79,871)	$ (866,985)	(22,418)	$ (229,562)
Class S Shares:
Shares sold	522	$ 5,494	611	$ 7,771
Reinvested dividends and distributions	95	988	796	10,096
Shares repurchased	(4,623)	(49,453)	(22)	(295)
Net Increase/(Decrease)	(4,006)	$ (42,971)	1,385	$ 17,572
Class T Shares:
Shares sold	234,302	$ 2,489,430	362,289	$ 4,761,019
Reinvested dividends and distributions	22,539	233,507	118,335	1,504,041
Shares repurchased	(442,216)	(4,653,480)	(469,650)	(5,958,670)
Net Increase/(Decrease)	(185,375)	$(1,930,543)	10,974	$ 306,390

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$61,257,481	$ 74,443,088	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Conservative

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Capital Gain Distributions	$2,534,869
Foreign Taxes Paid	$62,889
Foreign Source Income	$158,390
Dividends Received Deduction Percentage	13%
Qualified Dividend Income Percentage	34%

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

46	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Conservative	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93020 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Global Allocation Fund – Growth’s Class I shares returned 10.40%. This compares with a return of 16.53% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of 12.87% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Despite early-period volatility, global equities generated positive returns over the period as investors gained greater confidence that inflation was being brought under control and that a pronounced recession could be avoided. Global bonds, however, came under substantial pressure, with positive corporate returns more than offset by negative returns in U.S. Treasuries and sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. economy remained resilient, especially compared to developed market peers. Inflation remained elevated in the UK, and the euro area officially entered a recession.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments (to the extent available) that are monitored and rebalanced periodically. The Fund is structured as a “fund of funds” portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

The steep rise in interest rates during the period resulted in the Fund’s exposure to bonds being the primary driver of underperformance relative its secondary benchmark. The Janus Henderson Global Bond Fund was the leading individual detractor. Also detracting was the Janus Henderson Global Real Estate Fund. Given the period’s rally in equities, the Fund’s stock positioning contributed to results. The Janus Henderson Overseas Fund was among the leading contributors, followed by the Janus Henderson Forty Fund.

OUTLOOK

Disagreement makes markets. When disagreement evolves into agreement, risk premiums re-price and a transition in the volatility regime can occur. It is worth identifying the epicenter of disagreements and contradictory data to better understand the root cause of market incongruencies. Today, the epicenter of disagreement is between low equity volatility – levels not seen since the pandemic – and consensus expectations for elevated recession risk.

Is low volatility masking recession dangers or is it telling us that the likelihood of economic contraction is low? Based on data we have analyzed from both the risks priced by the option market and consumer data, we believe it is the latter. Options are pricing in greater upside skew to equities, with expected tail gains – or the chance for gains that exceed what is priced in under a broad distribution of expected returns – greater than expected tail losses. This is true for both developed-market equities and also emerging markets and small caps. At the same time, equity downside risk, or expected tail losses, are well below average levels. We see similar attractiveness in fixed income, with short maturity treasuries slightly more

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

attractive than longer maturity notes. This suggests that inflation risks may be managed without leading to a deep recession.

Recession is very unlikely when the consumer is strong, and earnings estimates for consumer-focused companies as well as forecasts for consumer loan impairments indicate a healthy consumer. The risk to this optimistic view is policy error. Historically monetary policy has been fraught with error. One risk is keeping the economy awash with cheap money for too long and, thus, fueling inflation, and the other is inconsistent responses on the part of central banks to rising prices.

The Federal Reserve (Fed) has reached a crucial point in its battle against inflation. The cost of money is once again expensive. The question now is whether Fed Chairman Jerome Powell will finish the job by keeping money expensive, or will he balk? Thus far, Mr. Powell has made it clear that he does not consider his job done. Resilient consumer and other macro should portend that moderately expensive money over the medium term won’t derail the economy or the prospects for riskier assets. A Fed that stays the course will more likely fuel a right tail – or upside surprise – in capital markets while a premature dovish pivot would more likely fuel a left tail event.

The path of economic growth relies heavily on the Fed not committing a policy error and, therefore, uncertainly remains elevated.

Thank you for investing in the Janus Henderson Global Allocation Fund – Growth.

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2023

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	12.2%
Janus Henderson Overseas Fund - Class N Shares	8.6
Janus Henderson Emerging Markets Fund - Class N Shares	8.2
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	7.8
Janus Henderson Flexible Bond Fund - Class N Shares	5.6
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Contrarian Fund - Class N Shares	5.3
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	5.0
Janus Henderson Global Select Fund - Class N Shares	4.5
Janus Henderson Forty Fund - Class N Shares	4.2
Janus Henderson Growth and Income Fund - Class N Shares	4.1
Janus Henderson Enterprise Fund - Class N Shares	4.0
Janus Henderson Global Equity Income Fund - Class N Shares	3.9
Janus Henderson U.S. Dividend Income Fund - Class N Shares	3.8
Janus Henderson Triton Fund - Class N Shares	3.3
Janus Henderson Global Real Estate Fund - Class N Shares	3.0
Janus Henderson Asia Equity Fund - Class N Shares	2.9
Janus Henderson Global Research Fund - Class N Shares	2.8
Janus Henderson European Focus Fund - Class N Shares	2.3
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	1.5
Janus Henderson AAA CLO	0.8
Janus Henderson High-Yield Fund - Class N Shares	0.4
Janus Henderson Multi-Sector Income Fund - Class N Shares	0.2
Janus Henderson Cash Liquidity Fund LLC	0.1

Asset Allocation - (% of Net Assets)
Equity Funds	79.2%
Fixed Income Funds	19.9%
Exchange-Traded Funds (ETFs)	0.8%
Money Markets	0.1%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	10.03%	4.11%	5.63%	5.75%	1.17%
Class A Shares at MOP	3.74%	2.89%	5.01%	5.39%
Class C Shares at NAV	9.31%	3.37%	4.92%	5.00%	1.92%
Class C Shares at CDSC	8.31%	3.37%	4.92%	5.00%
Class D Shares	10.31%	4.30%	5.82%	5.93%	0.98%
Class I Shares	10.40%	4.36%	5.88%	5.99%	0.93%
Class S Shares	9.88%	3.94%	5.46%	5.55%	1.34%
Class T Shares	10.22%	4.22%	5.75%	5.88%	1.08%
MSCI All Country World Index	16.53%	8.10%	8.75%	6.73%
Global Growth Allocation Index	12.87%	6.40%	7.13%	6.01%
Morningstar Quartile - Class T Shares	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	67/393	159/383	62/332	43/210

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)††
Class A Shares	$1,000.00	$1,082.90	$2.48	$1,000.00	$1,022.41	$2.41	0.48%
Class C Shares	$1,000.00	$1,079.20	$6.03	$1,000.00	$1,018.99	$5.86	1.17%
Class D Shares	$1,000.00	$1,083.80	$1.45	$1,000.00	$1,023.41	$1.40	0.28%
Class I Shares	$1,000.00	$1,084.80	$1.29	$1,000.00	$1,023.55	$1.25	0.25%
Class S Shares	$1,000.00	$1,082.60	$3.30	$1,000.00	$1,021.62	$3.21	0.64%
Class T Shares	$1,000.00	$1,083.90	$1.81	$1,000.00	$1,023.06	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2023

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 79.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,245,709	$12,443,914
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	1,809,040	17,762,545
Janus Henderson Asia Equity Fund - Class N Shares*	668,286	6,574,368
Janus Henderson Contrarian Fund - Class N Shares	450,707	11,934,681
Janus Henderson Emerging Markets Fund - Class N Shares*	2,094,592	18,554,793
Janus Henderson Enterprise Fund - Class N Shares	66,468	9,119,303
Janus Henderson European Focus Fund - Class N Shares	116,470	4,876,866
Janus Henderson Forty Fund - Class N Shares	196,900	9,481,531
Janus Henderson Global Equity Income Fund - Class N Shares	1,474,800	8,892,937
Janus Henderson Global Real Estate Fund - Class N Shares	614,771	6,903,772
Janus Henderson Global Research Fund - Class N Shares	68,379	6,288,233
Janus Henderson Global Select Fund - Class N Shares	599,321	10,170,853
Janus Henderson Growth and Income Fund - Class N Shares	132,676	9,300,603
Janus Henderson Overseas Fund - Class N Shares	457,654	19,492,007
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	830,880	11,258,174
Janus Henderson Triton Fund - Class N Shares	273,590	7,514,081
Janus Henderson U.S. Dividend Income Fund - Class N Shares	850,464	8,700,249
		179,268,910
Exchange-Traded Funds (ETFs) – 0.8%
Janus Henderson AAA CLO	37,611	1,874,908
Fixed Income Funds – 19.9%
Janus Henderson Flexible Bond Fund - Class N Shares	1,364,187	12,673,083
Janus Henderson Global Bond Fund - Class N Shares	3,583,488	27,664,133
Janus Henderson High-Yield Fund - Class N Shares	115,349	813,130
Janus Henderson Multi-Sector Income Fund - Class N Shares	47,521	401,077
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	1,269,997	3,543,268
		45,094,691
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	153,999	154,030
Total Investments (total cost $212,134,236) – 100.0%		226,392,539
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(83,863)
Net Assets – 100%		$226,308,676

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 79.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$147,438	$(107,990)	$-	$1,019,042	$12,443,914
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	345,898	(211,088)	109,554	2,069,404	17,762,545
Janus Henderson Asia Equity Fund - Class N Shares*	-	(126,970)	-	(11,637)	6,574,368
Janus Henderson Contrarian Fund - Class N Shares	83,759	(1,011,153)	-	2,995,767	11,934,681
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(516,450)	-	467,359	18,554,793
Janus Henderson Enterprise Fund - Class N Shares	-	(1,200,430)	826,286	2,226,115	9,119,303
Janus Henderson European Focus Fund - Class N Shares	248,353	327,593	-	985,971	4,876,866
Janus Henderson Forty Fund - Class N Shares	-	343,067	6,434	2,203,518	9,481,531
Janus Henderson Global Equity Income Fund - Class N Shares	891,622	(301,972)	-	579,120	8,892,937
Janus Henderson Global Real Estate Fund - Class N Shares	132,402	(60,420)	-	(317,382)	6,903,772
Janus Henderson Global Research Fund - Class N Shares	92,263	(126,459)	274,074	1,248,409	6,288,233
Janus Henderson Global Select Fund - Class N Shares	144,784	465,435	230,151	721,803	10,170,853
Janus Henderson Growth and Income Fund - Class N Shares	140,496	(102,033)	599,202	787,700	9,300,603
Janus Henderson Overseas Fund - Class N Shares	381,563	170,636	-	2,514,972	19,492,007
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	88,254	(412,685)	-	2,261,143	11,258,174
Janus Henderson Triton Fund - Class N Shares	-	(2,418,617)	467,056	3,050,130	7,514,081
Janus Henderson U.S. Dividend Income Fund - Class N Shares	31,200	(307)	-	169,585	8,700,249
Total Equity Funds	$2,728,032	$(5,289,843)	$2,512,757	$22,971,019	$179,268,910
Exchange-Traded Funds (ETFs) - 0.8%
Janus Henderson AAA CLO	82,454	1,936	-	19,878	1,874,908
Fixed Income Funds - 19.9%
Janus Henderson Flexible Bond Fund - Class N Shares	205,305	(13,839)	-	(341,328)	12,673,083
Janus Henderson Global Bond Fund - Class N Shares	110,583	(1,515,983)	-	511,692	27,664,133
Janus Henderson High-Yield Fund - Class N Shares	235,283	(1,179,943)	-	1,180,037	813,130
Janus Henderson Multi-Sector Income Fund - Class N Shares	27,615	9,014	-	4,299	401,077
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	94,585	(217,069)	-	106,164	3,543,268
Total Fixed Income Funds	$673,371	$(2,917,820)	$-	$1,460,864	$45,094,691
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	3,217	10	-	-	154,030
Total Affiliated Investments - 100.0%	$3,487,074	$(8,205,717)	$2,512,757	$24,451,761	$226,392,539

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2023

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 79.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,813,103	644,732	(924,973)	12,443,914
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	16,426,755	1,034,585	(1,557,111)	17,762,545
Janus Henderson Asia Equity Fund - Class N Shares*	6,448,127	745,287	(480,439)	6,574,368
Janus Henderson Contrarian Fund - Class N Shares	15,605,147	458,358	(6,113,438)	11,934,681
Janus Henderson Emerging Markets Fund - Class N Shares*	19,934,573	1,887,175	(3,217,864)	18,554,793
Janus Henderson Enterprise Fund - Class N Shares	13,547,670	1,134,320	(6,588,372)	9,119,303
Janus Henderson European Focus Fund - Class N Shares	6,524,232	2,697,789	(5,658,719)	4,876,866
Janus Henderson Forty Fund - Class N Shares	7,287,227	4,776,318	(5,128,599)	9,481,531
Janus Henderson Global Equity Income Fund - Class N Shares	12,632,864	1,197,461	(5,214,536)	8,892,937
Janus Henderson Global Real Estate Fund - Class N Shares	5,407,059	2,361,325	(486,810)	6,903,772
Janus Henderson Global Research Fund - Class N Shares	7,581,576	977,585	(3,392,878)	6,288,233
Janus Henderson Global Select Fund - Class N Shares	9,290,151	3,903,737	(4,210,273)	10,170,853
Janus Henderson Growth and Income Fund - Class N Shares	6,417,135	6,179,733	(3,981,932)	9,300,603
Janus Henderson Overseas Fund - Class N Shares	12,673,220	9,375,865	(5,242,686)	19,492,007
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	13,875,277	447,409	(4,912,970)	11,258,174
Janus Henderson Triton Fund - Class N Shares	11,640,160	735,720	(5,493,312)	7,514,081
Janus Henderson U.S. Dividend Income Fund - Class N Shares	-	8,617,583	(86,612)	8,700,249
Exchange-Traded Funds (ETFs) - 0.8%
Janus Henderson AAA CLO	-	2,724,286	(871,192)	1,874,908
Fixed Income Funds - 19.9%
Janus Henderson Flexible Bond Fund - Class N Shares	3,814,163	9,631,721	(417,634)	12,673,083
Janus Henderson Global Bond Fund - Class N Shares	22,498,332	13,325,187	(7,155,095)	27,664,133
Janus Henderson High-Yield Fund - Class N Shares	6,017,076	355,770	(5,559,810)	813,130
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	863,826	(476,062)	401,077
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	6,235,954	3,099,249	(5,681,030)	3,543,268
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	-	551,339	(397,319)	154,030

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$179,268,910	$-	$-
Exchange-Traded Funds (ETFs)	1,874,908	-	-
Fixed Income Funds	45,094,691	-	-
Money Markets	-	154,030	-
Total Assets	$226,238,509	$154,030	$-

10	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2023

Assets:
Affiliated investments, at value (cost $212,134,236)	$226,392,539
Trustees' deferred compensation	5,751
Receivables:
Dividends	494,130
Investments sold	108,413
Fund shares sold	37,842
Other assets	304
Total Assets	227,038,979
Liabilities:
Payables:	—
Investments purchased	493,126
Fund shares repurchased	120,144
Professional fees	42,580
Transfer agent fees and expenses	31,271
Trustees' deferred compensation fees	5,751
12b-1 Distribution and shareholder servicing fees	3,598
Advisory fees	2,693
Custodian fees	2,431
Trustees' fees and expenses	1,354
Accrued expenses and other payables	27,355
Total Liabilities	730,303
Net Assets	$226,308,676
Net Assets Consist of:
Capital (par value and paid-in surplus)	$219,239,123
Total distributable earnings (loss)	7,069,553
Total Net Assets	$226,308,676
Net Assets - Class A Shares	$6,073,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	499,836
Net Asset Value Per Share(1)	$12.15
Maximum Offering Price Per Share(2)	$12.89
Net Assets - Class C Shares	$2,373,197
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	200,111
Net Asset Value Per Share(1)	$11.86
Net Assets - Class D Shares	$190,496,760
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,502,805
Net Asset Value Per Share	$12.29
Net Assets - Class I Shares	$13,699,966
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,115,952
Net Asset Value Per Share	$12.28
Net Assets - Class S Shares	$1,031,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,527
Net Asset Value Per Share	$12.06
Net Assets - Class T Shares	$12,634,639
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,030,023
Net Asset Value Per Share	$12.27

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends from affiliates	$3,487,074
Other income	260
Total Investment Income	3,487,334
Expenses:
Advisory fees	110,165
12b-1 Distribution and shareholder servicing fees:
Class A Shares	13,915
Class C Shares	23,493
Class S Shares	2,894
Transfer agent administrative fees and expenses:
Class D Shares	217,556
Class S Shares	2,896
Class T Shares	32,207
Transfer agent networking and omnibus fees:
Class A Shares	4,537
Class C Shares	2,571
Class I Shares	11,964
Other transfer agent fees and expenses:
Class A Shares	419
Class C Shares	146
Class D Shares	36,723
Class I Shares	782
Class S Shares	53
Class T Shares	244
Registration fees	102,863
Professional fees	40,826
Shareholder reports expense	37,588
Custodian fees	10,431
Trustees’ fees and expenses	6,009
Other expenses	16,721
Total Expenses	675,003
Less: Excess Expense Reimbursement and Waivers	(22,801)
Net Expenses	652,202
Net Investment Income/(Loss)	2,835,132
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(8,205,717)
Capital gain distributions from underlying funds	2,512,757
Total Net Realized Gain/(Loss) on Investments	(5,692,960)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	24,451,761
Total Change in Unrealized Net Appreciation/Depreciation	24,451,761
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,593,933

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$2,835,132	$8,959,114
Net realized gain/(loss) on investments	(5,692,960)	11,486,988
Change in unrealized net appreciation/depreciation	24,451,761	(69,697,246)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,593,933	(49,251,144)
Dividends and Distributions to Shareholders:
Class A Shares	(230,518)	(921,690)
Class C Shares	(86,622)	(566,187)
Class D Shares	(8,037,482)	(33,023,195)
Class I Shares	(588,717)	(2,339,152)
Class S Shares	(54,407)	(230,063)
Class T Shares	(545,358)	(2,369,409)
Net Decrease from Dividends and Distributions to Shareholders	(9,543,104)	(39,449,696)
Capital Share Transactions:
Class A Shares	623,306	1,260,008
Class C Shares	(768,807)	228,029
Class D Shares	(1,068,279)	22,065,920
Class I Shares	1,481,819	1,630,858
Class S Shares	(154,959)	217,222
Class T Shares	(1,440,925)	2,457,324
Net Increase/(Decrease) from Capital Share Transactions	(1,327,845)	27,859,361
Net Increase/(Decrease) in Net Assets	10,722,984	(60,841,479)
Net Assets:
Beginning of period	215,585,692	276,427,171
End of period	$226,308,676	$215,585,692

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.54	$16.53	$12.93	$14.05	$14.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.48	0.18	0.17	0.15
Net realized and unrealized gain/(loss)	0.99	(3.08)	4.12	(0.32)	0.27
Total from Investment Operations	1.12	(2.60)	4.30	(0.15)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.50)	(0.18)	(0.17)	(0.17)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.51)	(2.39)	(0.70)	(0.97)	(0.65)
Net Asset Value, End of Period	$12.15	$11.54	$16.53	$12.93	$14.05
Total Return*	10.03%	(18.53)%	33.72%	(1.48)%	3.57%
Net Assets, End of Period (in thousands)	$6,073	$5,148	$6,003	$4,381	$4,845
Average Net Assets for the Period (in thousands)	$5,533	$6,076	$4,883	$4,624	$4,564
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.48%	0.45%	0.46%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.48%	0.45%	0.46%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(2)	1.11%	3.28%	1.17%	1.29%	1.07%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.25	$16.16	$12.65	$13.76	$14.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.37	0.09	0.07	0.05
Net realized and unrealized gain/(loss)	0.97	(3.01)	4.00	(0.32)	0.27
Total from Investment Operations	1.02	(2.64)	4.09	(0.25)	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.38)	(0.06)	(0.06)	(0.08)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.41)	(2.27)	(0.58)	(0.86)	(0.56)
Net Asset Value, End of Period	$11.86	$11.25	$16.16	$12.65	$13.76
Total Return*	9.31%	(19.11)%	32.77%	(2.23)%	2.83%
Net Assets, End of Period (in thousands)	$2,373	$3,031	$4,096	$4,497	$6,586
Average Net Assets for the Period (in thousands)	$2,608	$3,787	$4,340	$5,700	$6,878
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.14%	1.16%	1.14%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.14%	1.16%	1.14%	1.18%	1.20%
Ratio of Net Investment Income/(Loss)(2)	0.40%	2.60%	0.64%	0.55%	0.38%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.66	$16.68	$13.04	$14.17	$14.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.51	0.22	0.20	0.18
Net realized and unrealized gain/(loss)	1.00	(3.12)	4.15	(0.33)	0.27
Total from Investment Operations	1.16	(2.61)	4.37	(0.13)	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.52)	(0.21)	(0.20)	(0.19)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.53)	(2.41)	(0.73)	(1.00)	(0.67)
Net Asset Value, End of Period	$12.29	$11.66	$16.68	$13.04	$14.17
Total Return*	10.31%	(18.41)%	34.01%	(1.37)%	3.77%
Net Assets, End of Period (in thousands)	$190,497	$181,527	$233,735	$187,295	$205,433
Average Net Assets for the Period (in thousands)	$183,974	$218,436	$213,320	$195,360	$205,469
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.29%	0.26%	0.27%	0.28%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.26%	0.27%	0.28%	0.28%
Ratio of Net Investment Income/(Loss)(2)	1.31%	3.45%	1.45%	1.46%	1.27%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.65	$16.68	$13.04	$14.16	$14.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.54	0.23	0.22	0.19
Net realized and unrealized gain/(loss)	1.01	(3.14)	4.14	(0.33)	0.26
Total from Investment Operations	1.17	(2.60)	4.37	(0.11)	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.54)	(0.21)	(0.21)	(0.20)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.54)	(2.43)	(0.73)	(1.01)	(0.68)
Net Asset Value, End of Period	$12.28	$11.65	$16.68	$13.04	$14.16
Total Return*	10.40%	(18.42)%	34.07%	(1.24)%	3.80%
Net Assets, End of Period (in thousands)	$13,700	$11,359	$14,799	$11,548	$14,977
Average Net Assets for the Period (in thousands)	$13,019	$14,681	$12,747	$13,319	$15,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.23%	0.21%	0.21%	0.22%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.23%	0.21%	0.21%	0.22%	0.22%
Ratio of Net Investment Income/(Loss)(2)	1.37%	3.65%	1.49%	1.59%	1.33%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.45	$16.43	$12.85	$13.96	$14.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.48	0.16	0.18	0.13
Net realized and unrealized gain/(loss)	0.99	(3.09)	4.08	(0.35)	0.26
Total from Investment Operations	1.11	(2.61)	4.24	(0.17)	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.48)	(0.14)	(0.14)	(0.15)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.50)	(2.37)	(0.66)	(0.94)	(0.63)
Net Asset Value, End of Period	$12.06	$11.45	$16.43	$12.85	$13.96
Total Return*	9.97%	(18.71)%	33.45%	(1.67)%	3.41%
Net Assets, End of Period (in thousands)	$1,031	$1,134	$1,408	$1,539	$2,157
Average Net Assets for the Period (in thousands)	$1,153	$1,423	$1,325	$1,879	$2,446
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.64%	0.62%	0.62%	0.62%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.64%	0.62%	0.62%	0.62%	0.61%
Ratio of Net Investment Income/(Loss)(2)	1.06%	3.31%	1.05%	1.30%	0.96%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.64	$16.65	$13.02	$14.14	$14.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.49	0.21	0.19	0.17
Net realized and unrealized gain/(loss)	1.00	(3.10)	4.14	(0.32)	0.26
Total from Investment Operations	1.15	(2.61)	4.35	(0.13)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.51)	(0.20)	(0.19)	(0.18)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)
Total Dividends and Distributions	(0.52)	(2.40)	(0.72)	(0.99)	(0.66)
Net Asset Value, End of Period	$12.27	$11.64	$16.65	$13.02	$14.14
Total Return*	10.22%	(18.45)%	33.88%	(1.37)%	3.61%
Net Assets, End of Period (in thousands)	$12,635	$13,387	$16,385	$13,330	$16,624
Average Net Assets for the Period (in thousands)	$12,814	$15,962	$15,199	$15,095	$17,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.39%	0.36%	0.37%	0.37%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.34%	0.34%	0.35%	0.36%
Ratio of Net Investment Income/(Loss)(2)	1.24%	3.34%	1.37%	1.43%	1.20%
Portfolio Turnover Rate	35%	32%	50%	49%	9%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

20	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

22	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $2,031.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $74.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The

24	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 1,127,325	$ -	$ (4,926,051)	$ -	$ (4,670)	$ 10,872,949

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,895,172)	$(3,030,879)	$ (4,926,051)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 215,519,590	$20,034,518	$ (9,161,569)	$ 10,872,949

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,177,263	$ 7,365,841	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,095,072	$ 28,354,624	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

4. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	115,901	$ 1,364,485	89,960	$ 1,358,917
Reinvested dividends and distributions	19,817	223,339	62,381	892,045
Shares repurchased	(82,085)	(964,518)	(69,241)	(990,954)
Net Increase/(Decrease)	53,633	$ 623,306	83,100	$ 1,260,008
Class C Shares:
Shares sold	18,242	$ 206,928	50,290	$ 752,340
Reinvested dividends and distributions	7,846	86,622	40,471	566,187
Shares repurchased	(95,507)	(1,062,357)	(74,702)	(1,090,498)
Net Increase/(Decrease)	(69,419)	$ (768,807)	16,059	$ 228,029
Class D Shares:
Shares sold	502,381	$ 5,966,714	717,556	$10,183,352
Reinvested dividends and distributions	697,247	7,941,664	2,264,733	32,702,741
Shares repurchased	(1,264,469)	(14,976,657)	(1,428,267)	(20,820,173)
Net Increase/(Decrease)	(64,841)	$(1,068,279)	1,554,022	$22,065,920
Class I Shares:
Shares sold	484,618	$ 5,591,527	281,698	$ 4,311,736
Reinvested dividends and distributions	51,778	588,717	161,707	2,333,434
Shares repurchased	(395,189)	(4,698,425)	(356,172)	(5,014,312)
Net Increase/(Decrease)	141,207	$ 1,481,819	87,233	$ 1,630,858
Class S Shares:
Shares sold	15,078	$ 179,544	17,126	$ 272,937
Reinvested dividends and distributions	4,862	54,407	16,190	230,063
Shares repurchased	(33,387)	(388,910)	(20,047)	(285,778)
Net Increase/(Decrease)	(13,447)	$ (154,959)	13,269	$ 217,222
Class T Shares:
Shares sold	243,469	$ 2,847,082	413,560	$ 6,024,828
Reinvested dividends and distributions	47,633	541,587	161,423	2,327,722
Shares repurchased	(411,256)	(4,829,594)	(408,778)	(5,895,226)
Net Increase/(Decrease)	(120,154)	$(1,440,925)	166,205	$ 2,457,324

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 77,726,360	$ 82,940,290	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Capital Gain Distributions	$7,365,841
Foreign Taxes Paid	$168,167
Foreign Source Income	$407,481
Dividends Received Deduction Percentage	31%
Qualified Dividend Income Percentage	81%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

50	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Growth	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

52	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

54	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93021 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Global Allocation Fund – Moderate’s Class I shares returned 7.55%. This compares with a return of 16.53% for its primary benchmark, the MSCI All Country World IndexSM, and a 9.25% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Despite early-period volatility, global equities generated positive returns over the period as investors gained greater confidence that inflation was being brought under control and that a pronounced recession could be avoided. Global bonds, however, came under substantial pressure, with positive corporate returns more than offset by negative returns in U.S. Treasuries and sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. economy remained resilient, especially compared to developed market peers. Inflation remained elevated in the UK, and the euro area officially entered a recession.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments (to the extent these are available) that are monitored and rebalanced periodically. The Fund is structured as a “fund of funds” portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

The steep rise in interest rates during the period resulted in the Fund’s exposure to bonds being the primary driver of underperformance relative its secondary benchmark. Both the Janus Henderson Global Bond Fund and the Janus Henderson Flexible Bond Fund were among the leading individual detractors. Given the period’s rally in equities, the Fund’s stock positioning contributed to results. The Janus Henderson Overseas Fund was among the leading contributors, followed by the Janus Henderson Forty Fund.

OUTLOOK

Disagreement makes markets. When disagreement evolves into agreement, risk premiums re-price and a transition in the volatility regime can occur. It is worth identifying the epicenter of disagreements and contradictory data to better understand the root cause of market incongruencies. Today, the epicenter of disagreement is between low equity volatility – levels not seen since the pandemic – and consensus expectations for elevated recession risk.

Is low volatility masking recession dangers or is it telling us that the likelihood of economic contraction is low? Based on data we have analyzed from both the risks priced by the option market and consumer data, we believe it is the latter. Options are pricing in greater upside skew to equities, with expected tail gains – or the chance for gains that exceed what is priced in under a broad distribution of expected returns – greater than expected tail losses. This is true for both developed-market equities and also emerging markets and small caps. At the same time, equity downside risk, or expected tail losses, are well

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

below average levels. We see similar attractiveness in fixed income, with short maturity treasuries slightly more attractive than longer maturity notes. This suggests that inflation risks may be managed without leading to a deep recession.

Recession is very unlikely when the consumer is strong, and earnings estimates for consumer-focused companies as well as forecasts for consumer loan impairments indicate a healthy consumer. The risk to this optimistic view is policy error. Historically monetary policy has been fraught with error. One risk is keeping the economy awash with cheap money for too long and, thus, fueling inflation, and the other is inconsistent responses on the part of central banks to rising prices. The Federal Reserve (Fed) has reached a crucial point in its battle against inflation. The cost of money is once again expensive. The question now is whether Fed Chairman Jerome Powell will finish the job by keeping money expensive, or will he balk? Thus far, Mr. Powell has made it clear that he does not consider his job done.

Resilient consumer and other macro should portend that moderately expensive money over the medium term won’t derail the economy or the prospects for riskier assets. A Fed that stays the course will more likely fuel a right tail – or upside surprise – in capital markets while a premature dovish pivot would more likely fuel a left tail event.

The path of economic growth relies heavily on the Fed not committing a policy error and, therefore, uncertainly remains elevated.

Thank you for investing in the Janus Henderson Global Allocation Fund – Moderate.

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2023

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	24.4%
Janus Henderson Flexible Bond Fund - Class N Shares	9.9
Janus Henderson Overseas Fund - Class N Shares	6.8
Janus Henderson Emerging Markets Fund - Class N Shares	6.0
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.6
Janus Henderson Contrarian Fund - Class N Shares	3.8
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	3.8
Janus Henderson Global Select Fund - Class N Shares	3.5
Janus Henderson Forty Fund - Class N Shares	3.0
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	3.0
Janus Henderson U.S. Dividend Income Fund - Class N Shares	3.0
Janus Henderson Enterprise Fund - Class N Shares	2.9
Janus Henderson Growth and Income Fund - Class N Shares	2.8
Janus Henderson Global Equity Income Fund - Class N Shares	2.8
Janus Henderson Triton Fund - Class N Shares	2.3
Janus Henderson Global Real Estate Fund - Class N Shares	2.3
Janus Henderson Asia Equity Fund - Class N Shares	2.1
Janus Henderson Global Research Fund - Class N Shares	2.0
Janus Henderson European Focus Fund - Class N Shares	1.6
Janus Henderson AAA CLO	1.6
Janus Henderson High-Yield Fund - Class N Shares	0.6
Janus Henderson Multi-Sector Income Fund - Class N Shares	0.3
Janus Henderson Cash Liquidity Fund LLC	0.1

Asset Allocation - (% of Net Assets)
Equity Funds	60.1%
Fixed Income Funds	38.2%
Exchange-Traded Funds (ETFs)	1.6%
Money Markets	0.1%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.37%	2.99%	4.43%	5.24%	1.11%
Class A Shares at MOP	1.18%	1.78%	3.81%	4.89%
Class C Shares at NAV	6.61%	2.26%	3.72%	4.50%	1.90%
Class C Shares at CDSC	5.61%	2.26%	3.72%	4.50%
Class D Shares	7.49%	3.16%	4.61%	5.43%	0.94%
Class I Shares	7.55%	3.21%	4.66%	5.47%	0.90%
Class S Shares	7.11%	2.79%	4.23%	5.03%	1.30%
Class T Shares	7.41%	3.09%	4.54%	5.37%	1.05%
MSCI All Country World Index	16.53%	8.10%	8.75%	6.73%
Global Moderate Allocation Index	9.25%	4.62%	5.46%	5.19%
Morningstar Quartile - Class T Shares	2nd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	200/393	282/383	188/332	78/210

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)††
Class A Shares	$1,000.00	$1,065.20	$2.25	$1,000.00	$1,022.61	$2.21	0.44%
Class C Shares	$1,000.00	$1,062.20	$5.57	$1,000.00	$1,019.39	$5.46	1.09%
Class D Shares	$1,000.00	$1,065.60	$1.28	$1,000.00	$1,023.55	$1.25	0.25%
Class I Shares	$1,000.00	$1,065.70	$1.18	$1,000.00	$1,023.65	$1.15	0.23%
Class S Shares	$1,000.00	$1,063.90	$3.17	$1,000.00	$1,021.72	$3.11	0.62%
Class T Shares	$1,000.00	$1,065.90	$1.69	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2023

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 60.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,057,987	$10,568,203
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	1,125,649	11,052,160
Janus Henderson Asia Equity Fund - Class N Shares*	414,909	4,080,932
Janus Henderson Contrarian Fund - Class N Shares	276,159	7,313,733
Janus Henderson Emerging Markets Fund - Class N Shares*	1,282,929	11,363,068
Janus Henderson Enterprise Fund - Class N Shares	40,134	5,506,479
Janus Henderson European Focus Fund - Class N Shares	72,513	3,036,451
Janus Henderson Forty Fund - Class N Shares	118,892	5,725,518
Janus Henderson Global Equity Income Fund - Class N Shares	876,205	5,283,368
Janus Henderson Global Real Estate Fund - Class N Shares	384,642	4,318,573
Janus Henderson Global Research Fund - Class N Shares	41,174	3,786,506
Janus Henderson Global Select Fund - Class N Shares	391,638	6,646,549
Janus Henderson Growth and Income Fund - Class N Shares	77,204	5,412,270
Janus Henderson Overseas Fund - Class N Shares	305,089	12,994,370
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	527,375	7,145,641
Janus Henderson Triton Fund - Class N Shares	160,426	4,406,443
Janus Henderson U.S. Dividend Income Fund - Class N Shares	556,344	5,691,394
		114,331,658
Exchange-Traded Funds (ETFs) – 1.6%
Janus Henderson AAA CLO	60,498	3,015,825
Fixed Income Funds – 38.2%
Janus Henderson Flexible Bond Fund - Class N Shares	2,025,138	18,813,049
Janus Henderson Global Bond Fund - Class N Shares	6,009,260	46,390,269
Janus Henderson High-Yield Fund - Class N Shares	158,338	1,116,081
Janus Henderson Multi-Sector Income Fund - Class N Shares	76,382	644,661
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	2,043,495	5,701,280
		72,665,340
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	192,038	192,076
Total Investments (total cost $186,514,293) – 100.0%		190,204,899
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(76,820)
Net Assets – 100%		$190,128,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 60.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$128,954	$(156,644)	$-	$944,185	$10,568,203
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	235,857	(470,099)	74,702	1,699,105	11,052,160
Janus Henderson Asia Equity Fund - Class N Shares*	-	(149,822)	-	36,002	4,080,932
Janus Henderson Contrarian Fund - Class N Shares	53,182	(517,565)	-	1,776,678	7,313,733
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(493,312)	-	424,861	11,363,068
Janus Henderson Enterprise Fund - Class N Shares	-	(935,280)	533,085	1,618,141	5,506,479
Janus Henderson European Focus Fund - Class N Shares	165,075	277,250	-	589,440	3,036,451
Janus Henderson Forty Fund - Class N Shares	-	204,785	3,867	1,337,361	5,725,518
Janus Henderson Global Equity Income Fund - Class N Shares	568,061	(229,387)	-	424,019	5,283,368
Janus Henderson Global Real Estate Fund - Class N Shares	86,211	(91,832)	-	(155,589)	4,318,573
Janus Henderson Global Research Fund - Class N Shares	65,506	(73,451)	194,589	802,789	3,786,506
Janus Henderson Global Select Fund - Class N Shares	102,084	403,073	162,275	399,565	6,646,549
Janus Henderson Growth and Income Fund - Class N Shares	81,625	(56,854)	343,055	475,115	5,412,270
Janus Henderson Overseas Fund - Class N Shares	267,168	67,600	-	1,783,686	12,994,370
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	48,367	(218,352)	-	1,477,463	7,145,641
Janus Henderson Triton Fund - Class N Shares	-	(1,689,455)	309,983	2,092,075	4,406,443
Janus Henderson U.S. Dividend Income Fund - Class N Shares	20,418	(171)	-	110,979	5,691,394
Total Equity Funds	$1,822,508	$(4,129,516)	$1,621,556	$15,835,875	$114,331,658
Exchange-Traded Funds (ETFs) - 1.6%
Janus Henderson AAA CLO	180,495	7,378	-	31,973	3,015,825
Fixed Income Funds - 38.2%
Janus Henderson Flexible Bond Fund - Class N Shares	336,425	(40,092)	-	(542,927)	18,813,049
Janus Henderson Global Bond Fund - Class N Shares	228,956	(822,417)	-	(660,649)	46,390,269
Janus Henderson High-Yield Fund - Class N Shares	473,151	(2,305,816)	-	2,322,277	1,116,081
Janus Henderson Multi-Sector Income Fund - Class N Shares	69,137	32,256	-	6,982	644,661
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	178,501	(373,391)	-	179,502	5,701,280
Total Fixed Income Funds	$1,286,170	$(3,509,460)	$-	$1,305,185	$72,665,340
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	3,450	6	-	-	192,076
Total Affiliated Investments - 100.0%	$3,292,623	$(7,631,592)	$1,621,556	$17,173,033	$190,204,899

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2023

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 100.0%
Equity Funds - 60.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	10,736,885	416,028	(1,372,251)	10,568,203
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	11,631,873	535,829	(2,344,548)	11,052,160
Janus Henderson Asia Equity Fund - Class N Shares*	4,442,547	271,019	(518,814)	4,080,932
Janus Henderson Contrarian Fund - Class N Shares	10,514,114	225,960	(4,685,454)	7,313,733
Janus Henderson Emerging Markets Fund - Class N Shares*	13,352,859	583,557	(2,504,897)	11,363,068
Janus Henderson Enterprise Fund - Class N Shares	9,517,977	664,096	(5,358,455)	5,506,479
Janus Henderson European Focus Fund - Class N Shares	4,399,177	1,867,840	(4,097,256)	3,036,451
Janus Henderson Forty Fund - Class N Shares	4,642,362	2,760,147	(3,219,137)	5,725,518
Janus Henderson Global Equity Income Fund - Class N Shares	8,521,513	718,498	(4,151,275)	5,283,368
Janus Henderson Global Real Estate Fund - Class N Shares	3,645,461	1,517,951	(597,418)	4,318,573
Janus Henderson Global Research Fund - Class N Shares	4,995,443	1,233,373	(3,171,648)	3,786,506
Janus Henderson Global Select Fund - Class N Shares	6,262,968	3,247,617	(3,666,674)	6,646,549
Janus Henderson Growth and Income Fund - Class N Shares	4,032,741	3,304,005	(2,342,737)	5,412,270
Janus Henderson Overseas Fund - Class N Shares	8,468,136	7,285,712	(4,610,764)	12,994,370
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	9,037,656	270,578	(3,421,704)	7,145,641
Janus Henderson Triton Fund - Class N Shares	7,967,613	429,485	(4,393,275)	4,406,443
Janus Henderson U.S. Dividend Income Fund - Class N Shares	-	5,677,281	(96,695)	5,691,394
Exchange-Traded Funds (ETFs) - 1.6%
Janus Henderson AAA CLO	-	6,280,628	(3,304,154)	3,015,825
Fixed Income Funds - 38.2%
Janus Henderson Flexible Bond Fund - Class N Shares	7,315,634	13,222,777	(1,142,343)	18,813,049
Janus Henderson Global Bond Fund - Class N Shares	43,214,541	10,661,086	(6,002,292)	46,390,269
Janus Henderson High-Yield Fund - Class N Shares	11,572,760	613,673	(11,086,813)	1,116,081
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	2,331,626	(1,726,203)	644,661
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	11,994,196	4,463,536	(10,562,563)	5,701,280
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	-	915,802	(723,732)	192,076

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$114,331,658	$-	$-
Exchange-Traded Funds (ETFs)	3,015,825	-	-
Fixed Income Funds	72,665,340	-	-
Money Markets	-	192,076	-
Total Assets	$190,012,823	$192,076	$-

10	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2023

Assets:
Affiliated investments, at value (cost $186,514,293)	$190,204,899
Trustees' deferred compensation	4,833
Receivables:
Dividends	420,459
Investments sold	167,151
Due from adviser	12,405
Fund shares sold	9,373
Other assets	264
Total Assets	190,819,384
Liabilities:
Payables:	—
Investments purchased	419,610
Fund shares repurchased	159,976
Professional fees	43,045
Transfer agent fees and expenses	25,611
Advisory fees	8,322
Trustees' deferred compensation fees	4,833
12b-1 Distribution and shareholder servicing fees	2,879
Custodian fees	1,769
Trustees' fees and expenses	1,172
Accrued expenses and other payables	24,088
Total Liabilities	691,305
Net Assets	$190,128,079
Net Assets Consist of:
Capital (par value and paid-in surplus)	$193,042,321
Total distributable earnings (loss)	(2,914,242)
Total Net Assets	$190,128,079
Net Assets - Class A Shares	$9,440,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	836,908
Net Asset Value Per Share(1)	$11.28
Maximum Offering Price Per Share(2)	$11.97
Net Assets - Class C Shares	$789,104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,116
Net Asset Value Per Share(1)	$11.10
Net Assets - Class D Shares	$164,311,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,447,835
Net Asset Value Per Share	$11.37
Net Assets - Class I Shares	$3,929,959
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	345,893
Net Asset Value Per Share	$11.36
Net Assets - Class S Shares	$443,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,698
Net Asset Value Per Share	$11.16
Net Assets - Class T Shares	$11,213,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	989,433
Net Asset Value Per Share	$11.33

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends from affiliates	$3,292,623
Other income	204
Total Investment Income	3,292,827
Expenses:
Advisory fees	96,494
12b-1 Distribution and shareholder servicing fees:
Class A Shares	25,104
Class C Shares	10,016
Class S Shares	2,382
Transfer agent administrative fees and expenses:
Class D Shares	193,396
Class S Shares	2,384
Class T Shares	30,409
Transfer agent networking and omnibus fees:
Class A Shares	5,951
Class C Shares	1,102
Class I Shares	3,432
Other transfer agent fees and expenses:
Class A Shares	734
Class C Shares	71
Class D Shares	28,509
Class I Shares	281
Class S Shares	39
Class T Shares	238
Registration fees	99,699
Professional fees	40,827
Shareholder reports expense	34,287
Custodian fees	10,338
Trustees’ fees and expenses	5,266
Other expenses	16,389
Total Expenses	607,348
Less: Excess Expense Reimbursement and Waivers	(77,089)
Net Expenses	530,259
Net Investment Income/(Loss)	2,762,568
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(7,631,592)
Capital gain distributions from underlying funds	1,621,556
Total Net Realized Gain/(Loss) on Investments	(6,010,036)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	17,173,033
Total Change in Unrealized Net Appreciation/Depreciation	17,173,033
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,925,565

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$2,762,568	$8,210,435
Net realized gain/(loss) on investments	(6,010,036)	7,144,074
Change in unrealized net appreciation/depreciation	17,173,033	(59,485,428)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,925,565	(44,130,919)
Dividends and Distributions to Shareholders:
Class A Shares	(242,632)	(1,713,006)
Class C Shares	(20,118)	(264,396)
Class D Shares	(4,624,841)	(24,712,793)
Class I Shares	(122,537)	(1,956,536)
Class S Shares	(26,980)	(165,949)
Class T Shares	(324,596)	(1,949,321)
Net Decrease from Dividends and Distributions to Shareholders	(5,361,704)	(30,762,001)
Capital Share Transactions:
Class A Shares	(2,434,840)	1,609,701
Class C Shares	(653,691)	(820,511)
Class D Shares	(7,638,439)	11,777,201
Class I Shares	(767,425)	1,728,132
Class S Shares	(664,740)	88,622
Class T Shares	(2,468,613)	1,120,898
Net Increase/(Decrease) from Capital Share Transactions	(14,627,748)	15,504,043
Net Increase/(Decrease) in Net Assets	(6,063,887)	(59,388,877)
Net Assets:
Beginning of period	196,191,966	255,580,843
End of period	$190,128,079	$196,191,966

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.79	$14.88	$12.29	$12.90	$13.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.43	0.22	0.16	0.09
Net realized and unrealized gain/(loss)	0.64	(2.77)	2.98	(0.06)	0.28
Total from Investment Operations	0.78	(2.34)	3.20	0.10	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.44)	(0.22)	(0.14)	(0.10)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.29)	(1.75)	(0.61)	(0.71)	(0.54)
Net Asset Value, End of Period	$11.28	$10.79	$14.88	$12.29	$12.90
Total Return*	7.37%	(17.84)%	26.39%	0.60%	3.32%
Net Assets, End of Period (in thousands)	$9,441	$11,371	$14,023	$8,165	$9,529
Average Net Assets for the Period (in thousands)	$10,004	$13,650	$11,150	$9,063	$9,899
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.43%	0.43%	0.41%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.43%	0.43%	0.41%	0.45%
Ratio of Net Investment Income/(Loss)(2)	1.24%	3.21%	1.56%	1.29%	0.68%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.64	$14.66	$12.11	$12.70	$12.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.32	0.16	0.06	0.01
Net realized and unrealized gain/(loss)	0.63	(2.72)	2.88	(0.05)	0.27
Total from Investment Operations	0.69	(2.40)	3.04	0.01	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.31)	(0.10)	(0.03)	—(2)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.23)	(1.62)	(0.49)	(0.60)	(0.44)
Net Asset Value, End of Period	$11.10	$10.64	$14.66	$12.11	$12.70
Total Return*	6.61%	(18.40)%	25.39%	(0.06)%	2.57%
Net Assets, End of Period (in thousands)	$789	$1,387	$2,854	$4,381	$6,211
Average Net Assets for the Period (in thousands)	$1,088	$2,274	$3,487	$5,235	$6,648
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.17%	1.19%	1.12%	1.18%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.15%	1.19%	1.11%	1.18%	1.14%
Ratio of Net Investment Income/(Loss)(3)	0.56%	2.42%	1.17%	0.45%	0.08%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.88	$14.99	$12.38	$12.98	$13.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.45	0.26	0.18	0.11
Net realized and unrealized gain/(loss)	0.65	(2.79)	2.98	(0.05)	0.28
Total from Investment Operations	0.81	(2.34)	3.24	0.13	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.46)	(0.24)	(0.16)	(0.13)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.32)	(1.77)	(0.63)	(0.73)	(0.57)
Net Asset Value, End of Period	$11.37	$10.88	$14.99	$12.38	$12.98
Total Return*	7.59%	(17.71)%	26.53%	0.84%	3.44%
Net Assets, End of Period (in thousands)	$164,312	$164,692	$213,724	$178,202	$196,873
Average Net Assets for the Period (in thousands)	$163,560	$199,211	$197,314	$187,271	$199,360
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.30%	0.26%	0.27%	0.27%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.25%	0.25%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	1.46%	3.35%	1.84%	1.40%	0.88%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.86	$14.98	$12.37	$12.97	$13.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.53	0.25	0.19	0.11
Net realized and unrealized gain/(loss)	0.64	(2.86)	3.00	(0.05)	0.29
Total from Investment Operations	0.81	(2.33)	3.25	0.14	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.48)	(0.25)	(0.17)	(0.14)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.31)	(1.79)	(0.64)	(0.74)	(0.58)
Net Asset Value, End of Period	$11.36	$10.86	$14.98	$12.37	$12.97
Total Return*	7.65%	(17.72)%	26.62%	0.88%	3.53%
Net Assets, End of Period (in thousands)	$3,930	$4,528	$6,744	$4,551	$5,533
Average Net Assets for the Period (in thousands)	$4,247	$12,862	$5,660	$4,907	$5,905
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.23%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Investment Income/(Loss)(2)	1.55%	3.87%	1.81%	1.47%	0.85%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

17

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.69	$14.75	$12.19	$12.79	$12.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.40	0.21	0.15	0.06
Net realized and unrealized gain/(loss)	0.60	(2.74)	2.93	(0.07)	0.29
Total from Investment Operations	0.74	(2.34)	3.14	0.08	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.41)	(0.19)	(0.11)	(0.09)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.27)	(1.72)	(0.58)	(0.68)	(0.53)
Net Asset Value, End of Period	$11.16	$10.69	$14.75	$12.19	$12.79
Total Return*	7.11%	(17.97)%	26.03%	0.47%	3.14%
Net Assets, End of Period (in thousands)	$443	$1,066	$1,385	$1,247	$2,217
Average Net Assets for the Period (in thousands)	$951	$1,322	$1,358	$1,929	$2,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.62%	0.62%	0.62%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.62%	0.62%	0.62%	0.60%
Ratio of Net Investment Income/(Loss)(2)	1.30%	3.03%	1.51%	1.17%	0.51%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.84	$14.94	$12.34	$12.94	$13.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.44	0.24	0.16	0.10
Net realized and unrealized gain/(loss)	0.64	(2.78)	2.98	(0.04)	0.28
Total from Investment Operations	0.79	(2.34)	3.22	0.12	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.45)	(0.23)	(0.15)	(0.12)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)
Total Dividends and Distributions	(0.30)	(1.76)	(0.62)	(0.72)	(0.56)
Net Asset Value, End of Period	$11.33	$10.84	$14.94	$12.34	$12.94
Total Return*	7.51%	(17.77)%	26.43%	0.76%	3.38%
Net Assets, End of Period (in thousands)	$11,213	$13,148	$16,849	$13,981	$16,966
Average Net Assets for the Period (in thousands)	$12,102	$15,737	$15,516	$15,728	$17,106
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.40%	0.37%	0.37%	0.37%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.33%	0.32%	0.34%	0.34%
Ratio of Net Investment Income/(Loss)(2)	1.38%	3.27%	1.76%	1.29%	0.79%
Portfolio Turnover Rate	36%	43%	41%	51%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

20	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

22	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,692.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $10.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The

24	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 2,157,042	$ -	$ (5,916,434)	$ -	$ (3,585)	$ 848,735

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,349,736)	$(3,566,698)	$ (5,916,434)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 189,356,164	$13,557,212	$(12,708,477)	$ 848,735

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,422,861	$ 3,938,843	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,783,763	$ 20,978,238	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

4. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	84,220	$ 917,214	99,542	$ 1,392,186
Reinvested dividends and distributions	21,826	232,007	125,347	1,652,075
Shares repurchased	(322,999)	(3,584,061)	(113,369)	(1,434,560)
Net Increase/(Decrease)	(216,953)	$(2,434,840)	111,520	$ 1,609,701
Class C Shares:
Shares sold	28,017	$ 287,539	6,199	$ 83,756
Reinvested dividends and distributions	1,918	20,118	20,276	264,396
Shares repurchased	(89,195)	(961,348)	(90,803)	(1,168,663)
Net Increase/(Decrease)	(59,260)	$ (653,691)	(64,328)	$ (820,511)
Class D Shares:
Shares sold	714,673	$ 7,931,540	846,777	$11,608,248
Reinvested dividends and distributions	426,840	4,571,454	1,838,940	24,439,514
Shares repurchased	(1,824,967)	(20,141,433)	(1,811,000)	(24,270,561)
Net Increase/(Decrease)	(683,454)	$(7,638,439)	874,717	$11,777,201
Class I Shares:
Shares sold	47,600	$ 530,997	926,725	$13,710,075
Reinvested dividends and distributions	11,452	122,537	147,552	1,956,536
Shares repurchased	(129,897)	(1,420,959)	(1,107,894)	(13,938,479)
Net Increase/(Decrease)	(70,845)	$ (767,425)	(33,617)	$ 1,728,132
Class S Shares:
Shares sold	6,843	$ 74,191	6,701	$ 87,320
Reinvested dividends and distributions	2,562	26,980	12,697	165,949
Shares repurchased	(69,443)	(765,911)	(13,564)	(164,647)
Net Increase/(Decrease)	(60,038)	$ (664,740)	5,834	$ 88,622
Class T Shares:
Shares sold	273,679	$ 2,984,463	365,108	$ 4,932,414
Reinvested dividends and distributions	30,278	323,070	145,734	1,929,521
Shares repurchased	(526,952)	(5,776,146)	(425,998)	(5,741,037)
Net Increase/(Decrease)	(222,995)	$(2,468,613)	84,844	$ 1,120,898

26	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$69,498,105	$ 84,469,136	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Moderate

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Moderate

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Capital Gain Distributions	$3,938,843
Foreign Taxes Paid	$113,418
Foreign Source Income	$279,207
Dividends Received Deduction Percentage	21%
Qualified Dividend Income Percentage	54%

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Moderate	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

52	JUNE 30, 2023

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

54	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93022 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

Helen Anthony co-portfolio manager	John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Global Bond Fund Class I shares returned -2.67%, compared with a return of -1.32% for the Bloomberg Global Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Global bonds came under substantial pressure during the period, with positive corporate returns more than offset by negative returns in U.S. Treasuries and sovereigns. Global rates rose as central banks continued to battle inflation. The U.S. Federal Reserve (Fed), European Central Bank (ECB), and Bank of England (BOE) all embarked on a series of consistent rate increases, with mixed results. The U.S. economy remained the most resilient, with solid first-quarter gross domestic product (GDP) growth, consistent labor growth, and moderating inflation. Inflation, however, remained elevated in the UK, and the euro area officially entered a recession. Nonetheless, global investment-grade and high-yield credit spreads1 ended the period tighter as investor risk appetite rose on resilient U.S. economic data and moderating inflation.

PERFORMANCE DISCUSSION

Credit markets were weak in the first part of the period, with exposure to corporate credit and high-yield bonds dragging on returns. As signs of a deteriorating economic cycle became more apparent, we reduced overall credit exposure and moved to an overweight stance on agency mortgage-backed securities (MBS), recognizing the compelling valuation of current coupon agency MBS when compared to investment-grade corporate bonds. Within the corporate bond allocation, we tilted exposure toward large-cap noncyclical credits and reduced exposure to financials ahead of the March 2023 turmoil.

Government bond yields continued to trend higher over the period (prices fell), as central banks retained a focus on hiking interest rates to bring down inflation. As global yields continued to rise, we closed our long position in short-term Swiss rates as it reached our loss threshold. However, we made some gains from our short bond futures positions in core markets that we managed tactically over the period. Currency management aided performance, notably with the outperformance of the U.S. dollar versus a basket of Asian currencies.

Yield curve2 positions were the main detractors. The portfolio made gains in Japan, where we expected the yield curve to steepen, but losses in the euro area, where the portfolio was positioned for the yield curve to flatten. We exited our position in the UK, expecting front-end rates to outperform relative to intermediate maturities at a loss.

Toward the end of 2022, we materially increased portfolio duration in the U.S. and Australia on the expectation that government bond yields had peaked and would recouple with the deteriorating economic cycle.

DERIVATIVES USAGE

During the period, the portfolio used interest rate futures and swaps to help manage portfolio risk, duration3, and yield curve exposure. The portfolio also used credit default swaps to adjust the risk profile of the portfolio and manage exposure to the corporate credit market. The use of derivatives contributed to relative results during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

OUTLOOK

Bonds are a reflexive asset class. The higher central banks increase rates, the bigger the potential cost in lost output and unemployment. Some commentators suggest that we have only seen around one-third of the effect of the rate increases so far. The key issue for central banks is how quickly core inflation can be squeezed out of the system. The core inflation story seems to be that the U.S. is further along in bringing inflation down, while Europe’s position is more tentative. The UK remains the outlier, with high inflation still. Central banks in most markets appear to be contemplating the past few rate hikes in the cycle.

The portfolio's current duration position is higher than that of the benchmark. We have not made any significant changes to duration positioning, as we continue to believe that bond yields will recouple with the weak economic momentum. We continue to favor sovereign bonds and agency MBS and maintain a modest underweight position to corporate bonds, as we expect credit spreads to come under pressure from the impending downturn.

Thank you for your continued investment in the Janus Henderson Global Bond Fund.

1 Credit spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers and narrowing indicates improving.

2 A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically, bonds with longer maturities have higher yields. An inverted yield curve occurs when short-term yields are higher than long-term yields.

3 Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.70%	2.20%
Class A Shares MOP	1.62%	2.10%
Class C Shares**	0.75%	1.50%
Class D Shares	2.34%	2.54%
Class I Shares	2.30%	2.47%
Class N Shares	2.47%	2.63%
Class S Shares	-2.67%	2.11%
Class T Shares	2.10%	2.38%
Weighted Average Maturity		8.8 Years
Average Effective Duration***		8.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.9%
AA	38.4%
A	6.2%
BBB	8.8%
Not Rated	42.3%
Other	2.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	49.1%
Mortgage-Backed Securities	22.6%
Corporate Bonds	16.5%
United States Treasury Notes/Bonds	8.2%
Investment Companies	6.0%
Asset-Backed/Commercial Mortgage-Backed Securities	0.9%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(3.5)%
100.0%

Emerging markets comprised 10.4% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-2.93%	-1.90%	-0.04%	0.66%	1.29%	0.96%
Class A Shares at MOP	-7.50%	-2.85%	-0.52%	0.27%
Class C Shares at NAV	-3.64%	-2.64%	-0.79%	-0.09%	2.14%	1.69%
Class C Shares at CDSC	-4.59%	-2.64%	-0.79%	-0.09%
Class D Shares	-2.70%	-1.69%	0.14%	0.83%	0.93%	0.76%
Class I Shares	-2.67%	-1.65%	0.21%	0.90%	0.83%	0.70%
Class N Shares	-2.44%	-1.55%	0.31%	0.92%	0.72%	0.59%
Class S Shares	-3.07%	-2.08%	-0.14%	0.55%	6.35%	1.12%
Class T Shares	-2.79%	-1.80%	0.06%	0.74%	1.02%	0.84%
Bloomberg Global Aggregate Bond Index	-1.32%	-1.09%	0.20%	0.66%
Morningstar Quartile - Class I Shares	4th	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	165/197	110/184	79/171	56/158

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

4	JUNE 30, 2023

Janus Henderson Global Bond Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,003.60	$4.87	$1,000.00	$1,019.93	$4.91	0.98%
Class C Shares	$1,000.00	$1,000.00	$8.38	$1,000.00	$1,016.41	$8.45	1.69%
Class D Shares	$1,000.00	$1,004.90	$3.53	$1,000.00	$1,021.27	$3.56	0.71%
Class I Shares	$1,000.00	$1,004.90	$3.48	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$1,006.80	$2.99	$1,000.00	$1,021.82	$3.01	0.60%
Class S Shares	$1,000.00	$1,002.90	$5.56	$1,000.00	$1,019.24	$5.61	1.12%
Class T Shares	$1,000.00	$1,004.30	$4.08	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.9%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$97,875		$91,098
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	4,312		4,268
RMAC Securities No 1 2006-NS3X PLC,
SONIA Interest Rate Benchmark + 0.2693%, 4.4902%, 6/12/44‡	513,296	GBP	623,563
RMAC Securities No 1 2006-NS4X PLC,
SONIA Interest Rate Benchmark + 0.2893%, 4.5102%, 6/12/44‡	501,004	GBP	610,009
RMAC Securities No 1 PLC,
SONIA Interest Rate Benchmark + 0.2693%, 4.4902%, 6/12/44‡	143,963	GBP	175,054
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,569,709)			1,503,992
Corporate Bonds– 16.5%
Banking – 3.9%
American Express Co, 4.0500%, 5/3/29	467,000		444,593
Bank of America Corp, EURIBOR 3 Month + 3.6700%, 3.6480%, 3/31/29‡	515,000	EUR	544,447
BNP Paribas SA, 2.8750%, 2/24/29	400,000	GBP	419,083
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		342,433
Goldman Sachs Group Inc, 0.2500%, 1/26/28	341,000	EUR	311,093
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,017,890
ING Groep NV, EURIBOR 3 Month + 0.8500%, 1.2500%, 2/16/27‡	200,000	EUR	199,652
JPMorgan Chase & Co, EURIBOR 3 Month + 0.7600%, 1.0900%, 3/11/27‡	600,000	EUR	598,151
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.7900%, 4.4930%, 3/24/31‡	666,000		640,205
Morgan Stanley, SOFR + 0.9400%, 2.6300%, 2/18/26‡	791,000		749,871
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	259,375
Santander UK PLC, 3.8750%, 10/15/29	400,000	GBP	448,293
UBS AG/London, 0.0100%, 3/31/26	500,000	EUR	484,367
			6,459,453
Capital Goods – 0.5%
Signify NV, 2.3750%, 5/11/27	837,000	EUR	840,287
Communications – 1.8%
AT&T Inc, 3.8500%, 6/1/60	574,000		415,592
Crown Castle International Corp, 2.2500%, 1/15/31	470,000		383,069
Netflix Inc, 4.6250%, 5/15/29	972,000	EUR	1,072,135
Verizon Communications Inc, 3.0000%, 3/22/27#	289,000		269,669
Walt Disney Co, 2.6500%, 1/13/31	946,000		823,624
			2,964,089
Consumer Cyclical – 1.0%
Amazon.com Inc, 2.7000%, 6/3/60	606,000		389,573
NIKE Inc, 3.3750%, 3/27/50	1,025,000		830,326
Rentokil Initial Finance Ltd, 3.8750%, 6/27/27	447,000	EUR	484,028
			1,703,927
Consumer Non-Cyclical – 2.7%
Agilent Technologies Inc, 2.1000%, 6/4/30	902,000		741,145
Amgen Inc, 3.0000%, 2/22/29	577,000		521,080
Dentsply Sirona Inc, 3.2500%, 6/1/30	642,000		555,452
HCA Inc, 3.5000%, 9/1/30	515,000		451,423
Kraft Heinz Foods Co, 4.8750%, 10/1/49	361,000		329,400
Mars Inc, 4.1250%, 4/1/54 (144A)	290,000		241,755
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		164,105
PepsiCo Inc, 3.2000%, 7/22/29	595,000	GBP	662,460
Sysco Corp, 5.9500%, 4/1/30	136,000		142,368
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	251,000	EUR	202,252
Zoetis Inc, 3.9000%, 8/20/28	399,000		382,824
			4,394,264
Electric – 0.4%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		149,092
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	423,101
			572,193
Government Sponsored – 0.7%
China Development Bank, 3.3400%, 7/14/25	7,660,000	CNY	1,074,935

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Insurance – 1.5%
Anthem Inc, 2.2500%, 5/15/30	$462,000		$387,003
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	142,190
Centene Corp, 2.4500%, 7/15/28	1,167,000		997,500
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	572,000		472,253
New York Life Global Funding, 0.7500%, 12/14/28	452,000	GBP	438,366
			2,437,312
Technology – 4.0%
Apple Inc, 2.3750%, 2/8/41	940,000		693,257
Apple Inc, 2.6500%, 5/11/50	1,243,000		865,271
Equinix Inc, 2.1500%, 7/15/30	892,000		720,870
Fiserv Inc, 1.6250%, 7/1/30	232,000	EUR	215,118
Global Payments Inc, 2.9000%, 5/15/30	613,000		519,565
Oracle Corp, 2.9500%, 4/1/30	449,000		391,917
Oracle Corp, 4.9000%, 2/6/33	883,000		857,132
PayPal Holdings Inc, 2.3000%, 6/1/30#	301,000		255,175
Sage Group PLC/The, 1.6250%, 2/25/31	719,000	GBP	669,315
Salesforce.com Inc, 1.9500%, 7/15/31	456,000		376,283
VMware Inc, 4.6500%, 5/15/27	979,000		951,191
			6,515,094
Total Corporate Bonds (cost $30,121,529)			26,961,554
Foreign Government Bonds– 49.1%
Australia Government Bond, 1.2500%, 5/21/32	1,500,000	AUD	793,364
Australia Government Bond, 1.7500%, 6/21/51	916,000	AUD	354,693
Canadian Government Bond, 2.2500%, 6/1/29	2,565,000	CAD	1,817,808
Canadian Government Bond, 1.5000%, 12/1/31	2,007,000	CAD	1,313,580
China Government Bond, 2.5600%, 10/21/23	32,630,000	CNY	4,501,333
China Government Bond, 3.2900%, 5/23/29	27,060,000	CNY	3,881,981
China Government Bond, 2.6800%, 5/21/30	39,330,000	CNY	5,407,312
China Government Bond, 3.8600%, 7/22/49	9,010,000	CNY	1,406,589
European Union, 0%, 10/4/30	1,910,000	EUR	1,680,194
European Union, 0%, 7/4/31	2,085,325	EUR	1,793,979
European Union, 0.1000%, 10/4/40	1,043,000	EUR	675,395
Federal Republic of Germany Bond, 0%, 8/15/29	757,028	EUR	712,327
Federal Republic of Germany Bond, 0%, 2/15/32	1,039,456	EUR	927,772
Federal Republic of Germany Bond, 1.7000%, 8/15/32	3,691,900	EUR	3,809,154
Federal Republic of Germany Bond, 1.8000%, 8/15/53	1,624,650	EUR	1,548,256
French Republic Government Bond OAT, 0%, 11/25/30	3,354,226	EUR	2,973,133
French Republic Government Bond OAT, 0%, 5/25/32	2,571,051	EUR	2,180,306
French Republic Government Bond OAT, 4.0000%, 4/25/60	230,416	EUR	291,001
Italy Buoni Poliennali Del Tesoro, 2.5000%, 12/1/24	704,000	EUR	754,855
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	3,406,000	EUR	3,579,433
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	880,000	EUR	844,215
Japan Government Forty Year Bond, 0.8000%, 3/20/58	29,800,000	JPY	177,393
Japan Government Ten Year Bond, 0.4000%, 6/20/25	606,100,000	JPY	4,240,432
Japan Government Ten Year Bond, 0.1000%, 6/20/29	867,050,000	JPY	6,008,353
Japan Government Ten Year Bond, 0.1000%, 6/20/31	529,750,000	JPY	3,621,158
Japan Government Ten Year Bond, 0.2000%, 9/20/32	679,700,000	JPY	4,646,391
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	72,000,000	JPY	438,887
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	205,500,000	JPY	1,284,845
Kingdom of Belgium Government Bond, 1.0000%, 6/22/26 (144A)	4,703,659	EUR	4,835,801
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	1,176,268	EUR	958,225
Mexican Bonos, 8.0000%, 11/7/47	136,200	MXN	726,920
Province of British Columbia Canada, 2.8500%, 6/18/25	6,502,000	CAD	4,739,205
Spain Government Bond, 1.2500%, 10/31/30 (144A)	1,497,000	EUR	1,421,679
United Kingdom Gilt, 1.2500%, 7/22/27	750,703	GBP	827,795
United Kingdom Gilt, 1.6250%, 10/22/28	3,640,324	GBP	3,967,918
United Kingdom Gilt, 4.2500%, 6/7/32	130,524	GBP	164,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Foreign Government Bonds– (continued)
United Kingdom Gilt, 1.5000%, 7/22/47	1,587,380	GBP	$1,139,242
Total Foreign Government Bonds (cost $90,682,686)			80,445,786
Mortgage-Backed Securities– 22.6%
Fannie Mae:
2.5000%, TBA, 30 Year Maturity	$18,453		15,660
3.5000%, TBA, 30 Year Maturity	886,700		808,587
4.5000%, TBA, 30 Year Maturity	4,641,673		4,464,630
5.5000%, TBA, 30 Year Maturity	240,100		238,937
			5,527,814
Fannie Mae Pool:
2.5000%, 11/1/34	192,804		176,851
4.5000%, 11/1/42	14,378		14,176
3.0000%, 1/1/43	6,573		5,942
4.5000%, 10/1/44	33,311		32,898
4.5000%, 3/1/45	50,508		49,881
4.5000%, 6/1/45	25,012		24,683
4.5000%, 2/1/46	49,123		48,434
3.0000%, 3/1/46	1,066,055		954,099
3.0000%, 2/1/47	1,662,528		1,502,846
4.0000%, 1/1/48	620,598		590,812
4.5000%, 6/1/48	64,705		63,148
4.0000%, 8/1/48	416,533		396,272
4.0000%, 9/1/48	994,102		946,389
4.0000%, 10/1/48	32,811		31,323
4.0000%, 6/1/49	13,160		12,480
4.5000%, 6/1/49	5,554		5,413
4.5000%, 8/1/49	8,342		8,131
3.0000%, 9/1/49	5,786		5,138
3.0000%, 9/1/49	2,153		1,930
4.0000%, 11/1/49	214,933		204,478
4.0000%, 11/1/49	18,869		18,005
3.5000%, 12/1/49	544,690		502,671
4.5000%, 1/1/50	168,931		164,865
4.5000%, 1/1/50	10,940		10,662
4.0000%, 3/1/50	311,209		297,094
4.0000%, 3/1/50	167,945		159,776
4.0000%, 3/1/50	63,975		60,863
4.0000%, 9/1/50	331,710		314,564
4.0000%, 10/1/50	340,802		325,192
4.5000%, 10/1/50	207,306		202,317
3.5000%, 2/1/51	61,663		56,716
4.0000%, 3/1/51	1,640,085		1,555,308
4.0000%, 3/1/51	17,028		16,148
4.0000%, 3/1/51	8,462		8,050
4.0000%, 10/1/51	3,199,037		3,033,677
3.0000%, 12/1/51	83,000		73,608
3.5000%, 3/1/52	942,947		871,552
3.0000%, 4/1/52	7,590		6,735
3.5000%, 4/1/52	121,355		112,037
4.0000%, 4/1/52	131,517		124,933
4.5000%, 4/1/52	23,634		22,719
4.5000%, 4/1/52	19,987		19,214
4.5000%, 4/1/52	11,461		11,018
4.5000%, 4/1/52	10,405		10,003
4.5000%, 4/1/52	9,099		8,747
4.5000%, 4/1/52	5,858		5,631
3.5000%, 5/1/52	149,225		137,311
4.5000%, 5/1/52	31,711		30,484
3.5000%, 6/1/52	301,026		277,953
4.0000%, 6/1/52	102,840		96,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 6/1/52	$28,960	$27,206
3.5000%, 7/1/52	27,132	25,044
4.0000%, 7/1/52	46,180	43,382
4.5000%, 7/1/52	135,787	130,674
3.5000%, 8/1/52	133,082	122,374
3.5000%, 8/1/52	48,811	45,003
4.5000%, 8/1/52	514,654	495,277
3.5000%, 9/1/52	242,868	223,479
5.5000%, 9/1/52	613,791	611,940
5.5000%, 10/1/52	1,364,572	1,375,583
5.0000%, 11/1/52	225,816	223,088
4.5000%, 12/1/52	137,826	133,017
5.0000%, 1/1/53	180,927	177,841
5.0000%, 3/1/53	51,855	50,802
5.5000%, 3/1/53	69,627	69,736
5.0000%, 4/1/53	67,429	66,059
5.0000%, 4/1/53	16,141	15,813
5.0000%, 4/1/53	13,545	13,270
5.5000%, 4/1/53	33,179	33,231
5.5000%, 5/1/53	62,334	62,432
5.5000%, 5/1/53	32,186	32,236
5.0000%, 6/1/53	22,129	21,768
3.0000%, 2/1/57	24,822	21,870
		17,630,912
Freddie Mac Pool:
3.0000%, 5/1/31	171,018	162,358
3.0000%, 9/1/32	914	863
3.0000%, 10/1/32	1,314	1,239
3.0000%, 12/1/32	187,343	175,031
2.5000%, 4/1/33	201,995	187,270
2.5000%, 11/1/34	198,026	181,645
3.0000%, 6/1/43	244	217
4.5000%, 5/1/44	22,717	22,419
4.0000%, 4/1/48	1,721,332	1,637,580
4.5000%, 7/1/48	14,353	14,007
4.0000%, 12/1/48	107,225	102,008
4.5000%, 6/1/49	6,186	6,030
4.5000%, 7/1/49	55,189	53,789
4.5000%, 7/1/49	7,835	7,637
4.5000%, 8/1/49	47,422	46,219
3.0000%, 11/1/49	2,937,566	2,621,543
3.0000%, 12/1/49	41,652	36,990
3.0000%, 12/1/49	3,622	3,216
4.5000%, 1/1/50	31,394	30,598
4.5000%, 1/1/50	8,762	8,540
4.0000%, 6/1/50	175,742	167,973
4.5000%, 9/1/50	316,135	308,519
4.0000%, 10/1/50	30,556	28,976
2.5000%, 6/1/51	35,890	30,809
4.5000%, 3/1/52	4,926	4,736
3.0000%, 6/1/52	898,421	799,749
3.5000%, 6/1/52	1,196,095	1,106,198
3.5000%, 7/1/52	1,070,986	985,140
4.0000%, 7/1/52	103,744	97,457
4.0000%, 8/1/52	117,781	110,803
4.5000%, 8/1/52	1,133,821	1,091,124
4.5000%, 8/1/52	480,742	462,780
4.5000%, 8/1/52	250,453	241,022
5.5000%, 9/1/52	159,795	160,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
5.0000%, 3/1/53	$84,296	$82,583
5.0000%, 3/1/53	15,245	14,935
5.0000%, 5/1/53	276,506	271,993
5.0000%, 5/1/53	112,200	110,368
5.0000%, 5/1/53	63,352	62,318
5.5000%, 5/1/53	143,794	144,019
5.5000%, 5/1/53	101,769	102,137
5.0000%, 6/1/53	288,036	283,335
5.5000%, 6/1/53	318,292	318,790
		12,285,336
Ginnie Mae:
4.5000%, TBA, 30 Year Maturity	351,500	339,153
5.0000%, TBA, 30 Year Maturity	259,800	255,162
5.5000%, TBA, 30 Year Maturity	171,500	170,681
		764,996
Ginnie Mae II Pool:
4.0000%, 5/20/48	252,823	242,282
4.0000%, 6/20/48	591,605	566,755
		809,037
Total Mortgage-Backed Securities (cost $38,631,219)		37,018,095
United States Treasury Notes/Bonds– 8.2%
4.5000%, 11/30/24	1,738,400	1,719,929
3.8750%, 12/31/27	1,185,200	1,168,579
4.0000%, 2/28/30	1,732,300	1,731,082
2.8750%, 5/15/32	3,857,700	3,576,811
1.3750%, 11/15/40	1,778,900	1,190,195
3.3750%, 5/15/44	1,030,500	929,020
3.3750%, 11/15/48	971,600	878,046
3.0000%, 2/15/49	1,064,700	900,379
2.2500%, 2/15/52	1,946,100	1,406,361
Total United States Treasury Notes/Bonds (cost $14,265,068)		13,500,402
Investment Companies– 6.0%
Money Markets – 6.0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $9,892,898)	9,892,044	9,894,022
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	232,500	232,500
Time Deposits – 0%
Royal Bank of Canada, 5.0600%, 7/3/23	$58,125	58,125
Total Investments Purchased with Cash Collateral from Securities Lending (cost $290,625)		290,625
Total Investments (total cost $185,453,734) – 103.5%		169,614,476
Liabilities, net of Cash, Receivables and Other Assets – (3.5)%		(5,747,583)
Net Assets – 100%		$163,866,893

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$80,752,863	47.6%
Japan	20,619,711	12.2
China	16,272,150	9.6
United Kingdom	10,529,534	6.2
Canada	7,870,593	4.6
Germany	6,997,509	4.1
France	6,205,956	3.7
Belgium	5,794,026	3.4
Italy	5,178,503	3.1
Supranational	4,149,568	2.4
Spain	1,844,780	1.1
Australia	1,148,057	0.7
Netherlands	1,039,939	0.6
Mexico	726,920	0.4
Switzerland	484,367	0.3

Total	$169,614,476	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 6.0%
Money Markets - 6.0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$633,409	$1,579	$115	$9,894,022
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	1,234∆	-	-	232,500
Total Affiliated Investments - 6.2%	$634,643	$1,579	$115	$10,126,522

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 6.0%
Money Markets - 6.0%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	15,281,571	137,991,133	(143,380,376)	9,894,022
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	209,374	4,367,220	(4,344,094)	232,500

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Hungary Forint	9/21/23	9,373,500	$(26,844)	$108
Mexican Peso	9/21/23	4,309,400	(246,961)	1,012

				1,120
BNP Paribas:
Israeli Shekel	9/21/23	728,400	(199,995)	(2,698)
Korean Won	9/21/23	2,220,592,300	(1,703,209)	(7,431)
Polish Zloty	9/21/23	2,993,000	(730,440)	3,175

				(6,954)
Citibank, National Association:
Canadian Dollar	9/21/23	(4,995,300)	3,790,950	14,749
HSBC Securities (USA), Inc.:
British Pound	9/21/23	382,865	(486,700)	(493)
Canadian Dollar	9/21/23	597,598	(453,500)	(1,745)
Chinese Renminbi	9/21/23	(18,534,863)	2,586,126	18,295
Danish Krone	9/21/23	(206,000)	30,292	(62)
Euro	9/21/23	4,614,961	(5,048,300)	7,492
Indonesian Rupiah	9/21/23	10,341,960,000	(686,348)	(2,883)
Japanese Yen	9/21/23	(500,798,300)	3,529,902	14,129
Norwegian Krone	9/21/23	1,461,000	(135,283)	1,308
Swedish Krona	9/21/23	5,797,100	(542,816)	(2,928)
Swedish Krona	9/21/23	(1,404,378)	131,500	709
Swiss Franc	9/21/23	687,500	(772,912)	2,103

				35,925
JPMorgan Chase Bank, National Association:
Australian Dollar	9/21/23	2,678,499	(1,793,003)	(5,072)
British Pound	9/21/23	(3,923,600)	4,987,822	5,178
Euro	9/21/23	(1,869,300)	2,044,972	(2,887)
Japanese Yen	9/21/23	314,858,092	(2,219,500)	(9,090)
New Zealand Dollar	9/21/23	(382,500)	234,860	286
Singapore Dollar	9/21/23	2,515,451	(1,865,854)	369

				(11,216)
State Street Bank and Trust Company:
Euro	9/21/23	(1,328,305)	1,452,000	(3,188)
Total				$30,436

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10-Year Australian Bond	45	9/15/23	$3,481,688	$(19,214)
5 Year US Treasury Note	192	10/4/23	20,562,000	(404,971)
Euro-BTP	7	9/11/23	886,810	21
Euro-Buxl 30-Year Bond	8	9/11/23	1,218,536	2,808
Long Gilt	27	9/29/23	3,267,304	(43,034)
Ultra 10-Year Treasury Note	17	9/29/23	2,013,438	(26,563)
Ultra Long Term US Treasury Bond	15	9/29/23	2,043,281	19,618
Total				$(471,335)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
STIBOR 3M	3.2045% Fixed Rate	Quarterly	10/21/32	33,100,000	SEK	$750	$74,549	$75,299

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Bank of America, National Association:

CNHIND 3.85 15Nov27, Fixed Rate 5.00%, Paid Quarterly	6/20/28	(390,000)	EUR	$(74,072)	$(918)	$(74,990)
WENL 1.375 26Apr26, Fixed Rate 5.00%, Paid Quarterly	6/20/28	(390,000)	EUR	(74,986)	(3,249)	(78,235)
Total				(149,058)	(4,167)	(153,225)

BNP Paribas:

AKZO 1.75 07Nov24, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	896	(2,459)	(1,563)
DAMLR 1.4 12Jan24, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	(5,435)	(1,543)	(6,978)
PUBFP ..5 03Nov23, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	(3,812)	(2,714)	(6,526)
Total				(8,351)	(6,716)	(15,067)

Citibank, National Association:

AACAP 1.625 11Mar26, Fixed Rate 5.00%, Paid Quarterly	6/20/28	(390,000)	EUR	(59,840)	(3,445)	(63,285)
ALSTOM .25 14Oct26, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	11,485	(7,130)	4,355
WPPF 2.25 22Sep26, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	(1,597)	(1,038)	(2,635)
Total				(49,952)	(11,613)	(61,565)

JPMorgan Chase Bank, National Association:

NXT 3.625 18May28, Fixed Rate 1.00%, Paid Quarterly	6/20/28	(390,000)	EUR	9,170	(6,062)	3,108
Total				$(198,191)	$(28,558)	$(226,749)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 68,913	$ -	$ 68,913
Swaps – OTC, at value	7,463	-	-	$ 7,463
*Futures contracts	-	-	22,447	$ 22,447
*Swaps - centrally cleared	-	-	74,549	$ 74,549

Total Asset Derivatives	$ 7,463	$ 68,913	$ 96,996	$173,372
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 38,477	$ -	$ 38,477
Swaps – OTC, at value	234,212	-	-	$234,212
*Futures contracts	-	-	493,782	$493,782

Total Liability Derivatives	$234,212	$ 38,477	$ 493,782	$766,471

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (999,906)	$ (999,906)
Forward foreign currency exchange contracts	-	274,399	-	$ 274,399
Swap contracts	(1,370,122)	-	(1,339,898)	$(2,710,020)

Total	$(1,370,122)	$274,399	$ (2,339,804)	$(3,435,527)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (479,180)	$ (479,180)
Forward foreign currency exchange contracts	-	(21,693)	-	$ (21,693)
Swap contracts	1,463,075	-	1,024,938	$ 2,488,013

Total	$ 1,463,075	$ (21,693)	$ 545,758	$ 1,987,140

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Credit default swaps:
Average notional amount - buy protection	$ 810,000
Average notional amount - sell protection	1,586,538
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	32,169,849
Average amounts sold - in USD	33,564,909
Futures contracts:
Average notional amount of contracts - long	20,705,257
Average notional amount of contracts - short	10,647,954
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	1,305,608,129
Average notional amount - receive fixed rate/pay floating rate	2,663,741,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,120	$—	$—	$1,120
BNP Paribas	3,175	(3,175)	—	—
Citibank, National Association	19,104	(19,104)	—	—
HSBC Securities (USA), Inc.	44,036	(8,111)	—	35,925
JPMorgan Chase Bank, National Association	292,998	(8,941)	(284,057)	—

Total	$360,433	$(39,331)	$(284,057)	$37,045
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$153,225	$—	$—	$153,225
BNP Paribas	25,196	(3,175)	—	22,021
Citibank, National Association	65,920	(19,104)	—	46,816
HSBC Securities (USA), Inc.	8,111	(8,111)	—	—
JPMorgan Chase Bank, National Association	17,049	(8,941)	—	8,108
State Street Bank and Trust Company	3,188	—	—	3,188

Total	$272,689	$(39,331)	$—	$233,358
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

EURIBOR	Euro Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
STIBOR	Stockholm Interbank Offered Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $12,791,160, which represents 7.8% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

20	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,503,992	$-
Corporate Bonds	-	26,961,554	-
Foreign Government Bonds	-	80,445,786	-
Mortgage-Backed Securities	-	37,018,095	-
United States Treasury Notes/Bonds	-	13,500,402	-
Investment Companies	-	9,894,022	-
Investments Purchased with Cash Collateral from Securities Lending	-	290,625	-
Total Investments in Securities	$-	$169,614,476	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	68,913	-
Futures Contracts	22,447	-	-
Centrally Cleared Swaps	-	74,549	-
Total Assets	$22,447	$169,757,938	$-
Liabilities
Other Financial Instruments(a):
OTC Swaps	$-	$28,558	$-
Forward Foreign Currency Exchange Contracts	-	38,477	-
Futures Contracts	493,782	-	-
Total Liabilities	$493,782	$67,035	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $175,328,336)(1)	$159,487,954
Affiliated investments, at value (cost $10,125,398)	10,126,522
Deposits with brokers for centrally cleared derivatives	114,565
Deposits with brokers for futures	965,000
Forward foreign currency exchange contracts	68,913
Closed foreign currency contracts	251,806
OTC swap contracts, at value (premium paid $20,655)	7,463
Variation margin receivable on futures contracts	31,695
Trustees' deferred compensation	4,159
Receivables:
Interest	825,569
Dividends from affiliates	48,101
Fund shares sold	42,972
Other assets	1,763
Total Assets	171,976,482
Liabilities:
Due to custodian	232,372
Foreign cash due to custodian	239,903
Collateral for securities loaned (Note 3)	290,625
Forward foreign currency exchange contracts	38,477
OTC swap contracts, at value (net premium received $218,846)	234,212
Variation margin payable on futures contracts	45,376
Variation margin payable on centrally cleared swaps	6,732
Payables:	—
TBA investments purchased	6,292,164
Fund shares repurchased	275,989
Investments purchased	239,749
Professional fees	70,181
Advisory fees	62,194
Custodian fees	7,307
Transfer agent fees and expenses	6,991
Trustees' deferred compensation fees	4,159
Dividends	2,194
Trustees' fees and expenses	920
12b-1 Distribution and shareholder servicing fees	649
Affiliated fund administration fees payable	363
Accrued expenses and other payables	59,032
Total Liabilities	8,109,589
Net Assets	$163,866,893

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$207,413,484
Total distributable earnings (loss)	(43,546,591)
Total Net Assets	$163,866,893
Net Assets - Class A Shares	$820,544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,155
Net Asset Value Per Share(2)	$7.73
Maximum Offering Price Per Share(3)	$8.12
Net Assets - Class C Shares	$495,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,045
Net Asset Value Per Share(2)	$7.73
Net Assets - Class D Shares	$11,455,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,483,550
Net Asset Value Per Share	$7.72
Net Assets - Class I Shares	$17,798,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,304,801
Net Asset Value Per Share	$7.72
Net Assets - Class N Shares	$130,635,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,928,227
Net Asset Value Per Share	$7.72
Net Assets - Class S Shares	$64,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,299
Net Asset Value Per Share	$7.72
Net Assets - Class T Shares	$2,596,215
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	336,385
Net Asset Value Per Share	$7.72

(1) Includes $284,057 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$3,584,231
Dividends from affiliates	633,409
Affiliated securities lending income, net	1,234
Unaffiliated securities lending income, net	342
Other income	59,405
Total Investment Income	4,278,621
Expenses:
Advisory fees	984,635
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,374
Class C Shares	5,788
Class S Shares	159
Transfer agent administrative fees and expenses:
Class D Shares	14,256
Class S Shares	159
Class T Shares	7,282
Transfer agent networking and omnibus fees:
Class A Shares	1,238
Class C Shares	579
Class I Shares	33,106
Other transfer agent fees and expenses:
Class A Shares	87
Class C Shares	41
Class D Shares	3,453
Class I Shares	1,738
Class N Shares	4,704
Class S Shares	14
Class T Shares	61
Registration fees	92,762
Non-affiliated fund administration fees	91,244
Professional fees	70,538
Pricing valuation Fee	64,578
Custodian fees	37,907
Shareholder reports expense	16,862
Affiliated fund administration fees	5,165
Trustees’ fees and expenses	4,414
Other expenses	40,710
Total Expenses	1,483,854
Less: Excess Expense Reimbursement and Waivers	(408,989)
Net Expenses	1,074,865
Net Investment Income/(Loss)	3,203,756

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $2,919)	$(20,599,305)
Investments in affiliates	1,579
Forward foreign currency exchange contracts	274,399
Futures contracts	(999,906)
Swap contracts	(2,710,020)
Total Net Realized Gain/(Loss) on Investments	(24,033,253)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	12,931,886
Investments in affiliates	115
Forward foreign currency exchange contracts	(21,693)
Futures contracts	(479,180)
Swap contracts	2,488,013
Total Change in Unrealized Net Appreciation/Depreciation	14,919,141
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,910,356)

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$3,203,756	$3,055,658
Net realized gain/(loss) on investments	(24,033,253)	(10,135,715)
Change in unrealized net appreciation/depreciation	14,919,141	(36,670,088)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,910,356)	(43,750,145)
Dividends and Distributions to Shareholders:
Class A Shares	—	(17,293)
Class C Shares	—	(3,826)
Class D Shares	—	(215,160)
Class I Shares	—	(879,318)
Class N Shares	—	(2,258,673)
Class S Shares	—	(721)
Class T Shares	—	(72,893)
Total Dividends and Distributions to Shareholders	—	(3,447,884)
Return of Capital on Dividends and Distributions
Class A Shares	(16,023)	(15,492)
Class C Shares	(5,508)	(10,473)
Class D Shares	(232,534)	(175,561)
Class I Shares	(594,755)	(646,244)
Class N Shares	(2,404,377)	(1,625,326)
Class S Shares	(983)	(627)
Class T Shares	(53,034)	(65,738)
Total Return of Capital Dividends and Distributions	(3,307,214)	(2,539,461)
Net Decrease from Dividends and Distributions to Shareholders	(3,307,214)	(5,987,345)
Capital Share Transactions:
Class A Shares	(165,041)	(376,736)
Class C Shares	(186,780)	(344,153)
Class D Shares	(895,378)	(3,521,286)
Class I Shares	(28,018,401)	(6,350,092)
Class N Shares	15,061,426	9,281,127
Class S Shares	3,774	58,281
Class T Shares	(661,330)	(4,967,490)
Net Increase/(Decrease) from Capital Share Transactions	(14,861,730)	(6,220,349)
Net Increase/(Decrease) in Net Assets	(24,079,300)	(55,957,839)
Net Assets:
Beginning of period	187,946,193	243,904,032
End of period	$163,866,893	$187,946,193

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.10	$10.07	$10.10	$9.63	$9.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.09	0.11	0.12	0.14
Net realized and unrealized gain/(loss)	(0.37)	(1.85)	0.22	0.47	0.23
Total from Investment Operations	(0.24)	(1.76)	0.33	0.59	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.11)	(0.13)	(0.12)	(0.09)
Distributions (from capital gains)	—	(0.05)	(0.23)	—	—
Return of capital	(0.13)	(0.05)	—	—	(0.05)
Total Dividends and Distributions	(0.13)	(0.21)	(0.36)	(0.12)	(0.14)
Net Asset Value, End of Period	$7.73	$8.10	$10.07	$10.10	$9.63
Total Return*	(2.93)%	(17.77)%	3.10%	6.20%	3.96%
Net Assets, End of Period (in thousands)	$821	$1,040	$1,693	$1,530	$1,364
Average Net Assets for the Period (in thousands)	$955	$1,452	$1,848	$1,532	$1,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.29%	1.25%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.96%	0.94%	0.95%	0.97%
Ratio of Net Investment Income/(Loss)	1.62%	0.96%	1.04%	1.21%	1.49%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.10	$10.06	$10.11	$9.64	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.02	0.03	0.04	0.07
Net realized and unrealized gain/(loss)	(0.36)	(1.85)	0.20	0.48	0.23
Total from Investment Operations	(0.29)	(1.83)	0.23	0.52	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.05)	(0.05)	(0.05)
Distributions (from capital gains)	—	(0.08)	(0.23)	—	—
Return of capital	(0.08)	(0.02)	—	—	(0.02)
Total Dividends and Distributions	(0.08)	(0.13)	(0.28)	(0.05)	(0.07)
Net Asset Value, End of Period	$7.73	$8.10	$10.06	$10.11	$9.64
Total Return*	(3.64)%	(18.31)%	2.15%	5.41%	3.19%
Net Assets, End of Period (in thousands)	$495	$710	$1,243	$1,491	$1,646
Average Net Assets for the Period (in thousands)	$577	$982	$1,489	$1,525	$1,849
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.48%	2.14%	2.01%	2.03%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.71%	1.67%	1.69%	1.71%
Ratio of Net Investment Income/(Loss)	0.89%	0.21%	0.30%	0.46%	0.74%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.09	$10.06	$10.09	$9.62	$9.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.11	0.13	0.13	0.16
Net realized and unrealized gain/(loss)	(0.37)	(1.85)	0.22	0.48	0.23
Total from Investment Operations	(0.22)	(1.74)	0.35	0.61	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.15)	(0.14)	(0.11)
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—
Return of capital	(0.15)	(0.06)	—	—	(0.05)
Total Dividends and Distributions	(0.15)	(0.23)	(0.38)	(0.14)	(0.16)
Net Asset Value, End of Period	$7.72	$8.09	$10.06	$10.09	$9.62
Total Return*	(2.70)%	(17.62)%	3.32%	6.43%	4.18%
Net Assets, End of Period (in thousands)	$11,456	$12,971	$19,754	$18,928	$10,293
Average Net Assets for the Period (in thousands)	$12,063	$16,457	$21,961	$13,105	$10,705
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.93%	0.92%	0.93%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.73%	0.74%	0.76%
Ratio of Net Investment Income/(Loss)	1.87%	1.17%	1.24%	1.37%	1.68%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.09	$10.08	$10.09	$9.62	$9.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.12	0.14	0.14	0.16
Net realized and unrealized gain/(loss)	(0.37)	(1.88)	0.23	0.48	0.23
Total from Investment Operations	(0.22)	(1.76)	0.37	0.62	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.15)	(0.15)	(0.11)
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—
Return of capital	(0.15)	(0.06)	—	—	(0.05)
Total Dividends and Distributions	(0.15)	(0.23)	(0.38)	(0.15)	(0.16)
Net Asset Value, End of Period	$7.72	$8.09	$10.08	$10.09	$9.62
Total Return*	(2.67)%	(17.74)%	3.55%	6.47%	4.24%
Net Assets, End of Period (in thousands)	$17,799	$47,991	$66,581	$29,927	$22,953
Average Net Assets for the Period (in thousands)	$31,004	$60,579	$40,487	$21,968	$22,886
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.83%	0.85%	0.85%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.70%	0.70%	0.71%
Ratio of Net Investment Income/(Loss)	1.85%	1.22%	1.33%	1.45%	1.74%
Portfolio Turnover Rate	79%(3)	41%(3)	63%(3)	164%(3)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2023

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.08	$10.05	$10.09	$9.61	$9.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.13	0.14	0.15	0.17
Net realized and unrealized gain/(loss)	(0.36)	(1.86)	0.21	0.49	0.22
Total from Investment Operations	(0.20)	(1.73)	0.35	0.64	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	(0.16)	(0.16)	(0.11)
Distributions (from capital gains)	—	(0.03)	(0.23)	—	—
Return of capital	(0.16)	(0.07)	—	—	(0.06)
Total Dividends and Distributions	(0.16)	(0.24)	(0.39)	(0.16)	(0.17)
Net Asset Value, End of Period	$7.72	$8.08	$10.05	$10.09	$9.61
Total Return*	(2.44)%	(17.51)%	3.36%	6.69%	4.23%
Net Assets, End of Period (in thousands)	$130,636	$121,761	$145,333	$158,474	$166,397
Average Net Assets for the Period (in thousands)	$115,649	$152,358	$148,263	$161,595	$170,128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.72%	0.74%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.60%	0.60%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)	2.02%	1.34%	1.38%	1.55%	1.83%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Global Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.09	$10.00	$10.10	$9.64	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.08	0.08	0.11	0.13
Net realized and unrealized gain/(loss)	(0.37)	(1.80)	0.16	0.46	0.23
Total from Investment Operations	(0.25)	(1.72)	0.24	0.57	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	(0.11)	(0.11)	(0.09)
Distributions (from capital gains)	—	(0.06)	(0.23)	—	—
Return of capital	(0.12)	(0.04)	—	—	(0.04)
Total Dividends and Distributions	(0.12)	(0.19)	(0.34)	(0.11)	(0.13)
Net Asset Value, End of Period	$7.72	$8.09	$10.00	$10.10	$9.64
Total Return*	(3.07)%	(17.44)%	2.19%	5.92%	3.93%
Net Assets, End of Period (in thousands)	$64	$63	$20	$133	$319
Average Net Assets for the Period (in thousands)	$63	$59	$41	$89	$375
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.15%	6.35%	8.61%	4.64%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.13%	1.11%	1.10%	1.01%
Ratio of Net Investment Income/(Loss)	1.50%	0.85%	0.77%	1.09%	1.43%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2023

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.09	$9.91	$10.10	$9.63	$9.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.10	0.11	0.13	0.15
Net realized and unrealized gain/(loss)	(0.37)	(1.70)	0.07	0.47	0.23
Total from Investment Operations	(0.23)	(1.60)	0.18	0.60	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.12)	(0.14)	(0.13)	(0.10)
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—
Return of capital	(0.14)	(0.06)	—	—	(0.05)
Total Dividends and Distributions	(0.14)	(0.22)	(0.37)	(0.13)	(0.15)
Net Asset Value, End of Period	$7.72	$8.09	$9.91	$10.10	$9.63
Total Return*	(2.79)%	(16.43)%	1.56%	6.32%	4.09%
Net Assets, End of Period (in thousands)	$2,596	$3,410	$9,280	$29,055	$5,048
Average Net Assets for the Period (in thousands)	$2,902	$6,162	$33,807	$6,485	$5,509
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.02%	1.00%	1.03%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.84%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	1.76%	1.06%	1.10%	1.32%	1.60%
Portfolio Turnover Rate	79%(2)	41%(2)	63%(2)	164%(2)	248%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

34	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

36	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	37

Janus Henderson Global Bond Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

38	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Janus Investment Fund	39

Janus Henderson Global Bond Fund

Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

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Janus Henderson Global Bond Fund

Notes to Financial Statements

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and

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Notes to Financial Statements

decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial

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Notes to Financial Statements

Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $284,057. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $290,625, resulting in the net amount due to the counterparty of $6,568.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of the Adviser. In this capacity, such employees of JCIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

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Notes to Financial Statements

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share

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Notes to Financial Statements

class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $30.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

48	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Financial Statements

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	78
Class S Shares	-	-
Class T Shares	-	-

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (19,945,167)	$ (7,422,920)	$ 24,190	$(16,202,694)
The Fund has elected to defer qualified late-year losses. These losses will be deferred for tax purposes and recognized during the next fiscal year.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(9,448,123)	$(10,497,044)	$ (19,945,167)

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 185,817,170	$ 185,358	$(16,388,052)	$ (16,202,694)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (616,611)	$ 74,549	$ (50,287)	$ 24,262

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ 3,307,214	$ 3,210,342

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,734,223	$ 713,661	$ 2,539,461	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

50	JUNE 30, 2023

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	76,407	$ 622,005	31,444	$ 306,412
Reinvested dividends and distributions	1,622	12,649	2,757	26,397
Shares repurchased	(100,242)	(799,695)	(73,970)	(709,545)
Net Increase/(Decrease)	(22,213)	$ (165,041)	(39,769)	$ (376,736)
Class C Shares:
Shares sold	8,198	$ 64,318	2,805	$ 28,398
Reinvested dividends and distributions	699	5,458	1,478	14,186
Shares repurchased	(32,490)	(256,556)	(40,167)	(386,737)
Net Increase/(Decrease)	(23,593)	$ (186,780)	(35,884)	$ (344,153)
Class D Shares:
Shares sold	208,273	$ 1,643,778	326,697	$ 3,123,232
Reinvested dividends and distributions	28,670	223,578	39,917	379,717
Shares repurchased	(356,755)	(2,762,734)	(727,791)	(7,024,235)
Net Increase/(Decrease)	(119,812)	$ (895,378)	(361,177)	$ (3,521,286)
Class I Shares:
Shares sold	455,081	$ 3,544,074	2,188,047	$20,332,011
Reinvested dividends and distributions	76,340	594,066	160,227	1,525,071
Shares repurchased	(4,159,382)	(32,156,541)	(3,019,679)	(28,207,174)
Net Increase/(Decrease)	(3,627,961)	$(28,018,401)	(671,405)	$ (6,350,092)
Class N Shares:
Shares sold	4,146,831	$ 32,849,587	3,887,539	$38,153,598
Reinvested dividends and distributions	308,685	2,404,109	410,058	3,883,999
Shares repurchased	(2,587,689)	(20,192,270)	(3,695,383)	(32,756,470)
Net Increase/(Decrease)	1,867,827	$ 15,061,426	602,214	$ 9,281,127
Class S Shares:
Shares sold	399	$ 3,129	5,710	$ 57,300
Reinvested dividends and distributions	126	983	143	1,348
Shares repurchased	(43)	(338)	(39)	(367)
Net Increase/(Decrease)	482	$ 3,774	5,814	$ 58,281
Class T Shares:
Shares sold	23,432	$ 184,809	173,218	$ 1,554,038
Reinvested dividends and distributions	5,912	46,065	13,190	126,549
Shares repurchased	(114,641)	(892,204)	(700,718)	(6,648,077)
Net Increase/(Decrease)	(85,297)	$ (661,330)	(514,310)	$ (4,967,490)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$75,684,310	$ 90,863,226	$ 37,369,352	$ 27,658,819

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

52	JUNE 30, 2023

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

54	JUNE 30, 2023

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

Janus Investment Fund	55

Janus Henderson Global Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

56	JUNE 30, 2023

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Bond Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	67

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	JUNE 30, 2023

Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Return of Capital Distributions	$3,307,214

Janus Investment Fund	69

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

70	JUNE 30, 2023

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	71

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

72	JUNE 30, 2023

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	73

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

74	JUNE 30, 2023

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	75

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

76	JUNE 30, 2023

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Helen Anthony 151 Detroit Street Denver, CO 80206 DOB: 1988	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	11/22-Present	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	11/22-Present	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Janus Investment Fund	77

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

78	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93023 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Important Notice - Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Henderson Government Money Market Fund (unaudited)

Performance

Vince Ahn co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2023		Class D Shares
Class D Shares		With Reimbursement	4.57%
1 Year	3.27%	Without Reimbursement	4.57%
5 Year	1.18%	Class T Shares
10 Year	0.67%	With Reimbursement	4.55%
Since Inception (February 14, 1995)	2.01%	Without Reimbursement	4.55%
Class T Shares		Prospectus Expense Ratios
1 Year	3.25%	Class D Shares
5 Year	1.17%	Total Annual Fund Operating Expenses‡	0.57%
10 Year	0.66%	Class T Shares
Since Inception (February 14, 1995)	2.01%	Total Annual Fund Operating Expenses‡	0.59%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class D Shares	$1,000.00	$1,020.90	$2.86	$1,000.00	$1,021.97	$2.86	0.57%
Class T Shares	$1,000.00	$1,020.80	$2.96	$1,000.00	$1,021.87	$2.96	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2023

Principal Amounts		Value
U.S. Government Agency Notes– 35.4%
Federal Home Loan Bank Discount Notes:
5.0525%, 7/3/23	$5,000,000	$5,000,000
4.7779%, 7/7/23	6,000,000	5,996,889
5.2075%, 7/11/23	5,000,000	4,994,363
4.8735%, 7/14/23	6,000,000	5,991,282
5.0990%, 7/17/23	6,000,000	5,988,407
5.1086%, 7/19/23	6,000,000	5,986,728
4.9946%, 7/21/23	6,000,000	5,985,396
5.1671%, 7/25/23	6,000,000	5,981,556
5.1772%, 7/26/23	4,500,000	4,485,511
4.8984%, 7/28/23	6,000,000	5,980,107
5.0472%, 8/1/23	6,000,000	5,976,248
4.9345%, 8/2/23	1,700,000	1,693,190
4.9128%, 8/4/23	4,500,000	4,480,857
5.1439%, 8/9/23	6,000,000	5,969,148
4.9945%, 8/16/23	5,000,000	4,970,305
5.2709%, 8/21/23	6,000,000	5,958,197
5.3099%, 8/23/23	6,000,000	5,956,185
5.3680%, 8/25/23	6,000,000	5,953,989
5.4051%, 8/30/23	6,000,000	5,949,328
5.3743%, 9/1/23	5,000,000	4,956,566
5.3771%, 9/8/23	6,000,000	5,941,798
5.2538%, 9/13/23	6,000,000	5,938,868
5.4224%, 9/15/23	6,000,000	5,935,227
5.4026%, 9/22/23	6,000,000	5,929,386
5.3031%, 9/29/23	6,000,000	5,924,690
Total U.S. Government Agency Notes (cost $137,924,221)		137,924,221
U.S. Treasury Debt– 7.6%
United States Treasury Bill, 5.1942%, 7/5/23	6,000,000	5,998,312
United States Treasury Bill, 6.2451%, 7/20/23	6,000,000	5,985,428
United States Treasury Bill, 5.4840%, 8/15/23	6,000,000	5,964,339
United States Treasury Bill, 5.8198%, 8/24/23	6,000,000	5,956,203
United States Treasury Bill, 5.8399%, 9/7/23	6,000,000	5,943,156
Total U.S. Treasury Debt (cost $29,847,438)		29,847,438
Variable Rate Demand Notes¶– 16.1%
6213 Montezuma LLC (LOC: FHLB of San Francisco), 5.2100%, 2/1/62	2,200,000	2,200,000
Alberta Street Development LLC (LOC: FHLB of San Francisco),
5.2100%, 3/1/61	2,000,000	2,000,000
Bryan W Kelley 2019 Irrevocable Insurance Trust (LOC: FHLB of Dallas),
5.2000%, 7/1/70	2,980,000	2,980,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB of Dallas),
5.1200%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments LP (LOC: FHLB of San Francisco), 5.2100%, 2/1/60	4,000,000	4,000,000
John H Smith Irrevocable Insurance Trust of 2017/The (LOC: FHLB of Dallas),
5.1200%, 2/1/41	5,820,000	5,820,000
Johnson Capital Management LLC (LOC: FHLB of Indianapolis), 5.2900%, 6/3/47	2,845,000	2,845,000
LML Trust (LOC: FHLB of Dallas), 5.1200%, 2/1/41	4,500,000	4,500,000
Olivetree Apartments LP (LOC: FHLB of San Francisco), 5.2100%, 6/2/59	10,000,000	10,000,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 5.1200%, 5/1/42	4,000,000	4,000,000
SIL Irrevocable Trust (LOC: FHLB of Dallas), 5.1200%, 6/1/43	6,150,000	6,150,000
SMZ Holdings LLC (LOC: FHLB of Dallas), 5.1200%, 6/1/40	4,240,000	4,240,000
Ventana Housing LP (LOC: FHLB of San Francisco), 5.2100%, 6/1/60	5,000,000	5,000,000
Total Variable Rate Demand Notes (cost $62,735,000)		62,735,000
Repurchase Agreementsë– 40.9%
Credit Agricole, New York, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $5,002,083 collateralized by $5,814,450 in U.S. Treasuries 1.2500%, 3/31/28 with a value of $5,100,016	5,000,000	5,000,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2023

Principal Amounts		Value
Repurchase Agreementsë– (continued)
Goldman Sachs & Co, Joint repurchase agreement, 4.9200%, dated 6/30/23, maturing 7/3/23 to be repurchased at $25,010,250 collateralized by $21,136,883 in U.S. Government Agencies 2.7500% - 6.5000%, 8/15/24 - 1/15/58 and $7,321,263 in U.S. Treasuries 1.1250% - 1.5000%, 2/15/25 - 8/15/50 with a value of $25,500,000	$25,000,000	$25,000,000
HSBC Securities (USA) Inc, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $10,004,167 collateralized by $10,742,533 in U.S. Treasuries 1.5000%, 2/15/25 with a value of $10,200,002	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $35,014,729 collateralized by $38,148,839 in U.S. Treasuries 0% - 4.3750%, 8/15/23 - 11/15/52 with a value of $35,715,024	35,000,000	35,000,000
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $25,010,521 collateralized by $27,309,842 in U.S. Government Agencies 1.5000% - 8.0000%, 3/1/27 - 2/1/57 with a value of $25,510,731	25,000,000	25,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.9900%, dated 6/30/23, maturing 7/3/23 to be repurchased at $5,002,079 collateralized by $5,471,410 in U.S. Treasuries 2.2500% - 5.4177%, 1/31/24 - 8/15/27 with a value of $5,102,121	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $54,722,792 collateralized by $14,713,431 in U.S. Government Agencies 5.9163% - 7.0000%, 5/20/53 and $40,835,321 in U.S. Treasuries 0.5000% - 4.1250%, 3/31/25 - 11/15/32 with a value of $55,817,253	54,700,000	54,700,000
Total Repurchase Agreements (cost $159,700,000)		159,700,000
Total Investments (total cost $390,206,659) – 100.0%		390,206,659
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(63,384)
Net Assets – 100%		$390,143,275

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$5,000,000	$—	$(5,000,000)	$—
Goldman Sachs & Co	25,000,000	—	(25,000,000)	—
HSBC Securities (USA) Inc	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	60,000,000	—	(60,000,000)	—
Royal Bank of Canada, NY Branch	59,700,000	—	(59,700,000)	—

Total	$159,700,000	$—	$(159,700,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2023.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$137,924,221	$-
U.S. Treasury Debt	-	29,847,438	-
Variable Rate Demand Notes	-	62,735,000	-
Repurchase Agreements	-	159,700,000	-
Total Assets	$-	$390,206,659	$-

6	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2023

Assets:
Investments, at value (cost $230,506,659)	$230,506,659
Repurchase agreements, at value (cost $159,700,000)	159,700,000
Cash	150,490
Trustees' deferred compensation	9,879
Receivables:
Interest	333,734
Fund shares sold	167,983
Other assets	2
Total Assets	390,868,747
Liabilities:
Payables:	—
Fund shares repurchased	469,847
Administration services fees	123,751
Advisory fees	68,687
Professional fees	43,200
Trustees' deferred compensation fees	9,879
Dividends	7,624
Trustees' fees and expenses	2,454
Accrued expenses and other payables	30
Total Liabilities	725,472
Net Assets	$390,143,275
Net Assets Consist of:
Capital (par value and paid-in surplus)	$390,148,336
Total distributable earnings (loss)	(5,061)
Total Net Assets	$390,143,275
Net Assets - Class D Shares	$383,879,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	383,888,589
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$6,263,804
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,264,079
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$15,267,383
Other income	276
Total Investment Income	15,267,659
Expenses:
Advisory fees	812,468
Administration services fees:
Class D Shares	1,430,993
Class T Shares	33,197
Professional fees	44,791
Trustees’ fees and expenses	11,821
Total Expenses	2,333,270
Net Investment Income/(Loss)	12,934,389
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,934,389

See Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$12,934,389	$5,414
Net realized gain/(loss) on investments	—	12,305
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,934,389	17,719
Dividends and Distributions to Shareholders:
Class D Shares	(12,672,152)	(5,316)
Class T Shares	(274,409)	(100)
Net Decrease from Dividends and Distributions to Shareholders	(12,946,561)	(5,416)
Capital Share Transactions:
Class D Shares	(23,016,362)	63,765,200
Class T Shares	(2,602,317)	2,019,916
Net Increase/(Decrease) from Capital Share Transactions	(25,618,679)	65,785,116
Net Increase/(Decrease) in Net Assets	(25,630,851)	65,797,419
Net Assets:
Beginning of period	415,774,126	349,976,707
End of period	$390,143,275	$415,774,126

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	—(2)	—(2)	0.01	0.02
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.03	—	—	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(2)	—(2)	(0.01)	(0.02)
Distributions (from capital gains)	—(2)	—	—	—	—
Total Dividends and Distributions	(0.03)	—	—	(0.01)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	3.27%	0.00%	0.00%	0.96%	1.71%
Net Assets, End of Period (in thousands)	$383,879	$406,908	$343,130	$324,601	$202,580
Average Net Assets for the Period (in thousands)	$395,495	$356,187	$344,963	$252,388	$197,526
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.57%	0.63%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.25%	0.09%	0.49%	0.59%
Ratio of Net Investment Income/(Loss)	3.20%	0.00%(3)	0.00%(3)	0.84%	1.70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	—(2)	—(2)	0.01	0.02
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.03	—	—	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(2)	—(2)	(0.01)	(0.02)
Distributions (from capital gains)	—(2)	—	—	—	—
Total Dividends and Distributions	(0.03)	—	—	(0.01)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	3.25%	0.00%	0.00%	0.94%	1.70%
Net Assets, End of Period (in thousands)	$6,264	$8,866	$6,846	$7,384	$7,849
Average Net Assets for the Period (in thousands)	$8,717	$6,856	$7,040	$7,745	$8,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.59%	0.66%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.26%	0.09%	0.53%	0.61%
Ratio of Net Investment Income/(Loss)	3.14%	0.00%(3)	0.00%(3)	0.98%	1.67%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

12	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

14	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30,

16	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Notes to Financial Statements

2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 4,180	$ -	$ -	$ -	$ (9,241)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains and deferral of wash sale losses. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,936,711	$ 9,850	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,416	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	138,981,154	$138,981,797	248,101,255	$248,101,256
Reinvested dividends and distributions	12,522,215	12,522,215	3,743	3,744
Shares repurchased	(174,520,374)	(174,520,374)	(184,339,799)	(184,339,800)
Net Increase/(Decrease)	(23,017,005)	$(23,016,362)	63,765,199	$ 63,765,200
Class T Shares:
Shares sold	9,837,496	$ 9,837,512	11,702,462	$ 11,702,461
Reinvested dividends and distributions	272,793	272,793	101	100
Shares repurchased	(12,712,622)	(12,712,622)	(9,682,645)	(9,682,645)
Net Increase/(Decrease)	(2,602,333)	$ (2,602,317)	2,019,918	$ 2,019,916

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

20	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

22	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

24	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

26	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Government Money Market Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	100%
Capital Gain Distributions	$9,850

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

36	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

40	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	41

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Vincent Ahn 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	11/22-Present	Portfolio Manager for other Janus Henderson accounts.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

42	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	43

Janus Henderson Government Money Market Fund

Notes

NotesPage1

44	JUNE 30, 2023

Janus Henderson Government Money Market Fund

Notes

NotesPage2

Janus Investment Fund	45

Janus Henderson Government Money Market Fund

Notes

NotesPage3

46	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93025 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

Tom Ross co-portfolio manager	Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson High-Yield Fund’s Class I shares returned 7.10% compared with a 9.06% return for the Fund’s benchmark, the Bloomberg U.S. Corporate High Yield Bond Index.

MARKET ENVIRONMENT

While the Bloomberg U.S. Aggregate Bond Index declined 0.94% over the period, it was a different story for high-yield corporates, with the Bloomberg U.S. Corporate High Yield Bond Index rising 9.06%.

The Treasury yield curve became more inverted, and yields rose across the board. The Federal Reserve (Fed) consistently raised rates to combat inflation before taking a hawkish pause in June 2023 to evaluate the impact of its prior rate hikes. However, the dot plot projection released with the Fed Minutes implied two incremental rate increases before the end of the year.

Rising investor concerns about an economic hard landing pressured returns in the last six months of 2022. However, these concerns dissipated in 2023 as gross domestic product (GDP) growth exceeded expectations, inflation moderated, and the labor market consistently showed signs of resilience. As a result, expectations for a soft landing increased and risk assets rallied in the back half of the 12-month period.

The yield on the 10-year U.S. Treasury ended June 2023 at 3.84% relative to 3.01% in June of last year. Over the past 12 months, corporate high-yield credit spreads tightened 179 basis points to 3.90%.

PERFORMANCE DISCUSSION

Relative underperformance was driven primarily by our more defensive positioning versus the benchmark during the period. We continue to maintain a slightly defensive stance as we think an economic slowdown appears more likely in light of a hawkish Fed and tighter borrowing conditions due to recent banking sector stress.

During the fiscal year, we raised the overall credit quality of the Fund by increasing our overweight to BB and B holdings, as we expect wider dispersion in returns between the CCC segment and higher-rated securities. If an economic slowdown does unfold, higher defaults are likely to impact CCC bonds to a greater degree, with a commensurate widening in spreads. Conversely, we expect the BB and B segments to be relatively more affected by rates than credit risk. Considering our view that most of the move up in rates is in the rearview mirror, we think rate moves should underpin relative outperformance for higher-rated bonds, and we have positioned the portfolio accordingly.

Small allocations to common stock and commercial mortgage-backed securities (CMBS) also detracted. And while our regional banking allocation detracted, we consolidated our banking exposure in those banks that we believe have the strongest business models. A small allocation to Silicon Valley Bank detracted, but we moved swiftly to close out all positions and exit the Fund’s exposure to the bank.

Security selection within high-yield corporates contributed, helping to offset relative underperformance. On an issuer basis, Catalent Pharmaceuticals proved to be a notable contributor, as it rallied on potential buyout interest from Danaher Corp, while cruise line operator Carnival benefitted from robust travel demand. Chart Industries was another individual contributor, as the equipment manufacturer benefitted from a vibrant liquid natural gas (LNG) industry and a softening in investor concerns regarding the firm’s amount of leverage.

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

DERIVATIVES USAGE

The Fund made use of derivative instruments in the form of credit swap contracts to manage credit risk during the period. Use of derivatives detracted for the 12-month period ended June 30, 2023.

OUTLOOK

The U.S. economy continues to show resilience in the face of higher interest rates. As the Fed hiking cycle marches deeper into its second year, the recession many predicted is yet to materialize. That said, investors should exercise caution – we believe an economic slowdown remains a distinct possibility. Monetary policy works in long and variable lags and, to a large extent, we are yet to feel the full impact of prior rate hikes. Additionally, recent stress in the banking sector is resulting in tighter lending conditions, which is likely to be an additional headwind.

On the inflation front, we have seen some promising signs of cooling prices. Still, we think the move from the present level of around 4% to the Fed’s target of 2% might end up being slower and bumpier than markets are expecting. In our view, it seems unlikely that inflation would come back down to 2% without an economic slowdown. So, while the probability thereof has increased, we still think the chance of a soft landing remains low.

As the economic environment becomes more challenging, we expect the divergence of clear winners and losers. Therefore, we view a research-driven approach as more important than ever. While we do anticipate some spread widening if economic conditions continue to deteriorate, we believe high yield spread levels are supported by several mitigating factors: the somewhat lower expected default rate (3%-4%) relative to prior periods of credit stress, the higher quality of the high-yield index versus history (BB rated issuers now make up almost 50% of the high yield index), and the limited new issuance calendar.

The Bloomberg U.S. Corporate High Yield Bond Index now offers yields around 8.5% – some of the highest we’ve seen since the Global Financial Crisis. While the outlook is uncertain and we continue to exercise caution, we believe high yield offers an attractive income opportunity for long-term investors prepared to weather any near-term volatility.

Thank you for your investment in the Janus Henderson High-Yield Fund.

Any risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

An inverted yield curve occurs when short-term yields are higher than long-term yields.

The FOMC dot plot is a chart that summarizes the FOMC's outlook for the federal funds rate.

10-Year Treasury Yield is the interest rate on U.S. Treasury bonds that will mature 10 years from the date of purchase.

Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicate improving.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%.

Credit quality ratings reflect the middle rating received from Moody’s, Standard & Poor’s and Fitch, where all three agencies have provided a rating. If only two agencies rate a security, the lowest rating is used. If only one agency rates a security, that rating is used. Ratings are measured on a scale that ranges from AAA (highest) to D (lowest).

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.86%	2.86%
Class A Shares MOP	2.72%	2.72%
Class C Shares**	2.29%	2.29%
Class D Shares	3.26%	3.27%
Class I Shares	3.30%	3.30%
Class N Shares	3.39%	3.39%
Class R Shares	2.62%	2.63%
Class S Shares	2.87%	2.88%
Class T Shares	3.14%	3.14%
Weighted Average Maturity		5.8 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
A	0.5%
BBB	1.9%
BB	45.0%
B	36.8%
CCC	8.0%
Not Rated	3.2%
Other	4.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	88.8%
Investments Purchased with Cash Collateral from Securities Lending	4.2%
Asset-Backed/Commercial Mortgage-Backed Securities	3.2%
Investment Companies	2.9%
Common Stocks	1.7%
Bank Loans and Mezzanine Loans	0.8%
Convertible Corporate Bonds	0.7%
Preferred Stocks	0.3%
Convertible Preferred Stocks	0.2%
Other	(2.8)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	6.99%	2.19%	3.33%	6.26%	0.98%	0.98%
Class A Shares at MOP	1.89%	1.19%	2.83%	6.07%
Class C Shares at NAV	6.24%	1.48%	2.62%	5.51%	1.73%	1.70%
Class C Shares at CDSC	5.24%	1.48%	2.62%	5.51%
Class D Shares	7.23%	2.41%	3.56%	6.39%	0.76%	0.76%
Class I Shares	7.10%	2.43%	3.61%	6.42%	0.72%	0.72%
Class N Shares	7.37%	2.56%	3.71%	6.45%	0.63%	0.63%
Class R Shares	6.41%	1.72%	2.90%	5.79%	1.41%	1.38%
Class S Shares	6.83%	2.02%	3.17%	6.06%	1.28%	1.13%
Class T Shares	7.12%	2.31%	3.47%	6.34%	0.87%	0.87%
Bloomberg U.S. Corporate High-Yield Bond Index	9.06%	3.36%	4.43%	6.39%
Morningstar Quartile - Class T Shares	4th	3rd	3rd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	540/690	438/620	302/527	22/187

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

4	JUNE 30, 2023

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,053.40	$4.94	$1,000.00	$1,019.98	$4.86	0.97%
Class C Shares	$1,000.00	$1,048.30	$8.43	$1,000.00	$1,016.56	$8.30	1.66%
Class D Shares	$1,000.00	$1,052.90	$3.87	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$1,053.10	$3.77	$1,000.00	$1,021.12	$3.71	0.74%
Class N Shares	$1,000.00	$1,053.60	$3.21	$1,000.00	$1,021.67	$3.16	0.63%
Class R Shares	$1,000.00	$1,049.80	$7.01	$1,000.00	$1,017.95	$6.90	1.38%
Class S Shares	$1,000.00	$1,051.00	$5.70	$1,000.00	$1,019.24	$5.61	1.12%
Class T Shares	$1,000.00	$1,052.40	$4.38	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 3.2%
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.5000%, 4/20/26 (144A)	$2,969,734	$2,942,085
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.7500%, 4/20/29 (144A)	2,683,200	2,605,330
BX Commercial Mortgage Trust 2021-ARIA F,
ICE LIBOR USD 1 Month + 2.5935%, 7.7865%, 10/15/36 (144A)‡	6,000,000	5,570,217
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE C,
3.8173%, 1/10/37 (144A)‡	5,000,000	4,522,280
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 9.1940%, 11/15/38 (144A)‡	5,476,379	5,170,775
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	5,000,000	4,163,677
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 9.0930%, 7/15/39 (144A)‡	3,083,000	1,555,989
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $27,197,423)		26,530,353
Bank Loans and Mezzanine Loans– 0.8%
Consumer Cyclical – 0.7%
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 13.3369% (13.22% Cash or 13.34% PIK), 4/23/24‡,Ø,¢	393,761	393,761
Mic Glen LLC, CME Term SOFR 1 Month + 6.7500%, 11.9525%, 7/20/29‡	2,303,342	2,119,075
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 12.6537%, 2/4/28‡	3,481,080	3,263,512
		5,776,348
Transportation – 0.1%
AAdvantage Loyalty IP Ltd,
ICE LIBOR USD 3 Month + 4.7500%, 10.0004%, 4/20/28‡	821,515	837,945
Total Bank Loans and Mezzanine Loans (cost $6,872,079)		6,614,293
Corporate Bonds– 88.8%
Basic Industry – 4.5%
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	3,364,000	3,405,727
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	4,992,000	4,812,787
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	3,484,000	3,039,358
First Quantum Minerals Ltd, 6.8750%, 10/15/27 (144A)	4,353,000	4,246,351
FMG Resources (August 2006) Pty Ltd, 4.3750%, 4/1/31 (144A)	5,838,000	4,984,555
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	9,689,000	9,021,810
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	5,276,000	4,857,983
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	3,387,000	2,700,049
		37,068,620
Brokerage – 0.1%
AG TTMT Escrow Issuer LLC, 8.6250%, 9/30/27 (144A)	1,265,000	1,296,578
Capital Goods – 11.2%
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	12,818,678	10,385,001
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	6,942,000	5,880,439
Bombardier Inc, 7.5000%, 2/1/29 (144A)	3,067,000	3,031,254
Builders FirstSource Inc, 4.2500%, 2/1/32 (144A)	2,735,000	2,379,858
Builders FirstSource Inc, 6.3750%, 6/15/32 (144A)	4,359,000	4,330,672
Cemex SAB de CV,
US Treasury Yield Curve Rate 5 Year + 4.9070%, 9.1250% (144A)‡,µ	2,593,000	2,626,053
Chart Industries Inc, 7.5000%, 1/1/30 (144A)	4,111,000	4,194,268
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	4,064,000	3,599,282
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	4,270,000	4,099,493
LABL Inc, 5.8750%, 11/1/28 (144A)	3,003,000	2,731,170
LABL Inc, 8.2500%, 11/1/29 (144A)	7,037,000	5,884,691
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)#	2,257,000	1,269,563
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	13,444,000	10,823,001
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	4,697,000	4,437,585
TransDigm Inc, 6.7500%, 8/15/28 (144A)	1,705,000	1,711,462
TransDigm Inc, 4.8750%, 5/1/29	8,461,000	7,557,900
TransDigm UK Holdings PLC, 6.8750%, 5/15/26	2,228,000	2,207,255
Trinity Industries Inc, 7.7500%, 7/15/28 (144A)	2,865,000	2,882,906

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Trivium Packaging Finance BV, 5.5000%, 8/15/26 (144A)	$2,279,000	$2,188,192
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)#	7,722,000	7,433,326
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,245,000	2,997,967
		92,651,338
Communications – 5.2%
Block Communications Inc, 4.8750%, 3/1/28 (144A)	2,601,000	2,152,328
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,280,000	3,563,918
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 6/1/33 (144A)	2,755,000	2,163,461
Connect Finco Sarl / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	4,770,000	4,633,179
Frotier Communications Holdings LLC, 6.7500%, 5/1/29 (144A)#	6,366,000	4,938,777
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)#	2,361,000	1,564,842
Gray Television Inc, 4.7500%, 10/15/30 (144A)	10,002,000	6,782,656
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	3,578,000	3,103,969
Scripps Escrow II Inc, 3.8750%, 1/15/29 (144A)	1,825,000	1,473,578
Scripps Escrow II Inc, 5.3750%, 1/15/31 (144A)	8,480,000	5,976,691
Scripps Escrow Inc, 5.8750%, 7/15/27 (144A)	2,433,000	1,969,417
Univision Communications Inc, 4.5000%, 5/1/29 (144A)	1,911,000	1,641,849
Univision Communications Inc, 7.3750%, 6/30/30 (144A)	3,356,000	3,195,306
		43,159,971
Consumer Cyclical – 20.9%
American Axle & Manufacturing Inc, 6.2500%, 3/15/26	987,000	958,513
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	10,036,000	8,733,251
Caesars Entertainment Inc, 7.0000%, 2/15/30 (144A)	4,281,000	4,299,151
Carnival Corp, 7.6250%, 3/1/26 (144A)#	11,579,000	11,340,460
Carnival Corp, 6.0000%, 5/1/29 (144A)	19,639,000	17,579,022
Century Communities Inc, 3.8750%, 8/15/29 (144A)	2,758,000	2,389,979
Churchill Downs Inc, 6.7500%, 5/1/31 (144A)	2,060,000	2,036,825
Colt Merger Sub Inc, 8.1250%, 7/1/27 (144A)#	6,295,000	6,442,737
Foot Locker Inc, 4.0000%, 10/1/29 (144A)	4,171,000	3,140,974
Ford Motor Co, 3.2500%, 2/12/32	8,179,000	6,434,292
Ford Motor Credit Co LLC, 3.3750%, 11/13/25	2,404,000	2,235,418
Ford Motor Credit Co LLC, 3.6250%, 6/17/31	7,239,000	5,933,264
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)#	9,094,000	8,511,802
Goodyear Tire & Rubber Co/The, 5.2500%, 4/30/31	2,262,000	1,986,798
Kohl's Corp, 4.6250%, 5/1/31Ç	7,087,000	4,930,993
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	4,345,000	3,615,811
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	7,372,000	6,363,491
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	7,071,000	6,583,467
Macy's Retail Holdings LLC, 5.8750%, 4/1/29 (144A)#	8,108,000	7,398,550
Michaels Cos Inc/The, 5.2500%, 5/1/28 (144A)	2,488,000	2,010,155
Midwest Gaming Borrower LLC, 4.8750%, 5/1/29 (144A)	2,644,000	2,334,779
Royal Caribbean Cruises Ltd, 9.2500%, 1/15/29 (144A)	4,134,000	4,404,413
Sands China Ltd, 4.8750%, 6/18/30	2,771,000	2,466,389
Service Corp International/US, 3.3750%, 8/15/30	9,115,000	7,622,874
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29	5,756,000	4,997,497
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	970,000	913,209
Six Flags Entertainment Corp, 7.2500%, 5/15/31 (144A)#	4,015,000	3,910,410
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	5,120,000	4,940,800
Travel + Leisure Co, 4.6250%, 3/1/30 (144A)	5,383,000	4,555,364
Victoria's Secret & Co, 4.6250%, 7/15/29 (144A)#	9,440,000	6,899,577
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	5,799,000	5,219,216
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,383,000	3,357,286
Wynn Macau Ltd, 5.1250%, 12/15/29 (144A)	1,762,000	1,480,186
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp,
7.1250%, 2/15/31 (144A)	5,122,000	5,090,970
ZF North America Capital Inc, 6.8750%, 4/14/28 (144A)	1,536,000	1,555,483
		172,673,406

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 14.2%
AdaptHealth LLC, 5.1250%, 3/1/30 (144A)	$4,116,000	$3,333,960
AMN Healthcare Inc, 4.0000%, 4/15/29 (144A)	6,179,000	5,388,459
B&G Foods Inc, 5.2500%, 4/1/25	4,142,000	3,954,325
B&G Foods Inc, 5.2500%, 9/15/27#	333,000	289,315
BellRing Brands Inc, 7.0000%, 3/15/30 (144A)	5,187,000	5,219,419
Catalent Pharma Solutions Inc, 3.5000%, 4/1/30 (144A)	5,815,000	4,710,150
Chobani LLC / Chobani Finance Corp Inc, 7.5000%, 4/15/25 (144A)	7,536,000	7,498,405
Chobani LLC / Chobani Finance Corp Inc, 4.6250%, 11/15/28 (144A)	1,737,000	1,580,670
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	5,605,000	5,278,065
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	8,301,000	7,426,214
Heartland Dental LLC / Heartland Dental Finance Corp,
10.5000%, 4/30/28 (144A)	6,295,000	6,255,656
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	4,255,000	3,032,836
Mozart Debt Merger Sub Inc, 5.2500%, 10/1/29 (144A)	15,030,000	13,041,517
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	14,899,000	12,292,037
Owens & Minor Inc, 4.5000%, 3/31/29 (144A)#	1,665,000	1,382,598
Owens & Minor Inc, 6.6250%, 4/1/30 (144A)	2,479,000	2,249,098
Pediatrix Medical Group Inc, 5.3750%, 2/15/30 (144A)	3,903,000	3,590,760
Post Holdings Inc, 4.5000%, 9/15/31 (144A)	2,671,000	2,281,124
Surgery Center Holdings Inc, 10.0000%, 4/15/27 (144A)	3,084,000	3,153,390
Tenet Healthcare Corp, 4.8750%, 1/1/26	4,717,000	4,594,308
Tenet Healthcare Corp, 4.2500%, 6/1/29	4,603,000	4,158,476
Tenet Healthcare Corp, 6.1250%, 6/15/30	7,152,000	7,049,726
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	4,194,000	3,758,016
Thor Industries Inc, 4.0000%, 10/15/29 (144A)	7,089,000	6,016,789
		117,535,313
Electric – 1.0%
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	600,000	468,387
NRG Energy Inc, 3.8750%, 2/15/32 (144A)	1,681,000	1,295,186
TerraForm Power Operating LLC, 4.7500%, 1/15/30 (144A)	7,195,000	6,349,587
		8,113,160
Energy – 11.5%
AmeriGas Partners LP / AmeriGas Finance Corp, 9.3750%, 6/1/28 (144A)	99,000	100,546
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	3,686,000	3,412,297
Archrock Partners LP / Archrock Partners Finance Corp,
6.8750%, 4/1/27 (144A)	2,253,000	2,162,880
Civitas Resources Inc, 8.3750%, 7/1/28 (144A)	3,171,000	3,206,832
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	5,401,000	4,739,784
DT Midstream Inc, 4.3750%, 6/15/31 (144A)	3,200,000	2,756,009
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	2,723,000	2,635,001
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 9.6184%‡,µ	2,422,000	1,992,710
EQM Midstream Partners LP, 7.5000%, 6/1/27 (144A)	2,074,000	2,093,848
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	4,316,000	3,780,747
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	11,022,000	10,824,749
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)#	2,099,000	1,964,435
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	2,001,000	1,745,873
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	4,181,000	3,982,402
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,456,000	5,276,843
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	9,188,000	9,049,001
Southwestern Energy Co, 5.3750%, 3/15/30	2,858,000	2,667,093
Southwestern Energy Co, 4.7500%, 2/1/32	2,873,000	2,532,080
Sunoco LP / Sunoco Finance Corp, 4.5000%, 4/30/30	10,097,000	8,827,274
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,644,000	6,072,500
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	5,175,000	4,452,743

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
Venture Global LNG Inc, 8.1250%, 6/1/28 (144A)	$5,954,000	$6,047,089
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,177,000	4,968,458
		95,291,194
Finance Companies – 4.4%
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	978,000	963,490
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	4,230,000	4,368,622
Navient Corp, 5.6250%, 8/1/33	3,453,000	2,596,656
OneMain Finance Corp, 6.6250%, 1/15/28	943,000	889,504
OneMain Finance Corp, 4.0000%, 9/15/30	4,250,000	3,272,500
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	4,463,000	4,440,410
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	3,075,000	3,081,033
PennyMac Financial Services Inc, 5.7500%, 9/15/31 (144A)	7,490,000	6,108,758
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	5,185,000	4,204,296
SLM Corp, 3.1250%, 11/2/26	2,727,000	2,358,855
Springleaf Finance Corp, 5.3750%, 11/15/29	5,181,000	4,404,615
		36,688,739
Financial Institutions – 1.5%
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	1,955,000	1,798,600
Burford Capital Global Finance LLC, 6.8750%, 4/15/30 (144A)	4,210,000	3,837,496
GGAM Finance Ltd, 8.0000%, 6/15/28 (144A)	6,428,000	6,431,278
		12,067,374
Industrial – 1.5%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,564,000	3,234,418
TopBuild Corp, 4.1250%, 2/15/32 (144A)	11,106,000	9,461,352
		12,695,770
Insurance – 1.2%
Broadstreet Partners Inc, 5.8750%, 4/15/29 (144A)	4,826,000	4,186,745
HUB International Ltd, 5.6250%, 12/1/29 (144A)#	2,498,000	2,240,910
HUB International Ltd, 7.2500%, 6/15/30 (144A)	1,970,000	2,034,222
Ryan Specialty Group LLC, 4.3750%, 2/1/30 (144A)#	1,424,000	1,260,525
		9,722,402
Real Estate Investment Trusts (REITs) – 0.3%
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,713,000	2,723,861
Technology – 8.4%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	4,281,000	3,486,415
CA Magnum Holdings, 5.3750%, 10/31/26 (144A)	2,811,000	2,516,865
Ciena Corp, 4.0000%, 1/31/30 (144A)#	3,771,000	3,285,484
Entegris Escrow Corp, 5.9500%, 6/15/30 (144A)	2,402,000	2,302,635
Entegris Inc, 3.6250%, 5/1/29 (144A)#	8,833,000	7,612,103
II-VI Inc, 5.0000%, 12/15/29 (144A)	8,454,000	7,630,665
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	4,114,000	3,551,246
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	2,819,000	2,662,842
Iron Mountain Inc, 7.0000%, 2/15/29 (144A)	2,968,000	2,972,992
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	9,808,000	8,837,546
NortonLifeLock Inc, 6.7500%, 9/30/27 (144A)	7,097,000	7,077,018
Seagate HDD Cayman, 8.2500%, 12/15/29 (144A)	1,780,000	1,859,157
Seagate HDD Cayman, 4.1250%, 1/15/31	4,930,000	4,037,786
Seagate HDD Cayman, 9.6250%, 12/1/32 (144A)	10,441,586	11,521,643
		69,354,397
Transportation – 2.9%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	12,334,000	10,805,447
Rand Parent LLC, 8.5000%, 2/15/30 (144A)#	7,732,000	7,000,187
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	6,823,000	6,483,888
		24,289,522
Total Corporate Bonds (cost $777,734,879)		735,331,645

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Convertible Corporate Bonds– 0.7%
Media – 0.7%
DISH Network Corp, 2.3750%, 3/15/24((cost $6,191,625)	$6,446,000	$5,712,767
Common Stocks– 1.7%
Chemicals – 0.2%
Scotts Miracle-Gro Co	23,977	1,503,118
Communications Equipment – 0.3%
Juniper Networks Inc	88,782	2,781,540
Consumer Finance – 0.2%
OneMain Holdings Inc	30,306	1,324,069
Health Care Equipment & Supplies – 0.9%
Globus Medical Inc*	55,018	3,275,772
Hologic Inc*	30,602	2,477,844
Teleflex Inc	8,756	2,119,215
		7,872,831
Metals & Mining – 0.1%
Hudbay Minerals Inc	159,538	765,782
Total Common Stocks (cost $14,366,324)		14,247,340
Preferred Stocks– 0.3%
Consumer Cyclical – 0.3%
Quiksilver Inc¢((cost $2,633,063)	3,097,721	2,633,063
Convertible Preferred Stocks– 0.2%
Machinery – 0.2%
Chart Industries Inc, 6.7500%, 12/15/25((cost $1,420,417)	26,859	1,742,881
Investment Companies– 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $23,554,604)	23,550,907	23,555,617
Investments Purchased with Cash Collateral from Securities Lending– 4.2%
Investment Companies – 3.3%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	26,971,853	26,971,853
Time Deposits – 0.9%
Royal Bank of Canada, 5.0600%, 7/3/23	$7,545,096	7,545,096
Total Investments Purchased with Cash Collateral from Securities Lending (cost $34,516,949)		34,516,949
Total Investments (total cost $894,487,363) – 102.8%		850,884,908
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(23,184,796)
Net Assets – 100%		$827,700,112

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$766,675,927	90.1%
Luxembourg	19,214,312	2.3
Peru	13,879,793	1.6
Netherlands	9,621,518	1.1
Ireland	6,431,278	0.8
Australia	4,984,555	0.6
United Kingdom	4,633,179	0.5
Germany	4,553,450	0.5
Zambia	4,246,351	0.5
Macao	3,946,575	0.5
Canada	3,797,036	0.5
Israel	3,758,016	0.4
Mexico	2,626,053	0.3
India	2,516,865	0.3

Total	$850,884,908	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$1,134,093	$273	$777	$23,555,617
Investments Purchased with Cash Collateral from Securities Lending - 3.3%
Investment Companies - 3.3%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	354,860∆	-	-	26,971,853
Total Affiliated Investments - 6.2%	$1,488,953	$273	$777	$50,527,470

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	22,494,643	460,269,216	(459,209,292)	23,555,617
Investments Purchased with Cash Collateral from Securities Lending - 3.3%
Investment Companies - 3.3%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	33,838,933	193,869,284	(200,736,364)	26,971,853

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$(5,391,533)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$(2,249,045)

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2023

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Credit default swaps:
Average notional amount - buy protection	$44,631,038

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$33,176,749	$—	$(33,176,749)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Corporate High-Yield Bond Index	Bloomberg U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $657,147,566, which represents 79.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2023 is $3,026,824, which represents 0.4% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$26,530,353	$-
Bank Loans and Mezzanine Loans	-	6,220,532	393,761
Corporate Bonds	-	735,331,645	-
Convertible Corporate Bonds	-	5,712,767	-
Common Stocks	14,247,340	-	-
Preferred Stocks	-	-	2,633,063
Convertible Preferred Stocks	-	1,742,881	-
Investment Companies	-	23,555,617	-
Investments Purchased with Cash Collateral from Securities Lending	-	34,516,949	-
Total Assets	$14,247,340	$833,610,744	$3,026,824

16	JUNE 30, 2023

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $843,960,906)(1)	$800,357,438
Affiliated investments, at value (cost $50,526,457)	50,527,470
Cash	874
Cash denominated in foreign currency (cost $50)	50
Trustees' deferred compensation	20,948
Receivables:
Interest	12,467,020
Investments sold	1,696,632
Fund shares sold	201,016
Dividends from affiliates	132,738
Other assets	32,640
Total Assets	865,436,826
Liabilities:
Collateral for securities loaned (Note 3)	34,516,949
Payables:	—
Fund shares repurchased	1,490,909
Investments purchased	580,880
Advisory fees	404,068
Dividends	386,327
Transfer agent fees and expenses	119,096
Professional fees	61,101
Trustees' deferred compensation fees	20,948
12b-1 Distribution and shareholder servicing fees	11,612
Trustees' fees and expenses	5,284
Custodian fees	2,710
Affiliated fund administration fees payable	1,806
Accrued expenses and other payables	135,024
Total Liabilities	37,736,714
Net Assets	$827,700,112

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,160,517,974
Total distributable earnings (loss)	(332,817,862)
Total Net Assets	$827,700,112
Net Assets - Class A Shares	$20,697,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,936,960
Net Asset Value Per Share(2)	$7.05
Maximum Offering Price Per Share(3)	$7.40
Net Assets - Class C Shares	$4,248,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	602,617
Net Asset Value Per Share(2)	$7.05
Net Assets - Class D Shares	$283,344,765
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,191,891
Net Asset Value Per Share	$7.05
Net Assets - Class I Shares	$144,956,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,553,271
Net Asset Value Per Share	$7.05
Net Assets - Class N Shares	$99,578,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,128,735
Net Asset Value Per Share	$7.05
Net Assets - Class R Shares	$7,070,665
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,004,021
Net Asset Value Per Share	$7.04
Net Assets - Class S Shares	$1,259,875
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	178,477
Net Asset Value Per Share	$7.06
Net Assets - Class T Shares	$266,543,907
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,810,430
Net Asset Value Per Share	$7.05

(1) Includes $33,176,749 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$58,929,680
Dividends from affiliates	1,134,093
Affiliated securities lending income, net	354,860
Unaffiliated securities lending income, net	104,577
Dividends	52,243
Other income	1,185,974
Total Investment Income	61,761,427
Expenses:
Advisory fees	5,204,728
12b-1 Distribution and shareholder servicing fees:
Class A Shares	59,296
Class C Shares	48,378
Class R Shares	32,877
Class S Shares	3,845
Transfer agent administrative fees and expenses:
Class D Shares	331,513
Class R Shares	16,458
Class S Shares	3,850
Class T Shares	696,191
Transfer agent networking and omnibus fees:
Class A Shares	22,011
Class C Shares	3,102
Class I Shares	156,159
Other transfer agent fees and expenses:
Class A Shares	1,648
Class C Shares	246
Class D Shares	43,865
Class I Shares	8,450
Class N Shares	5,899
Class R Shares	149
Class S Shares	65
Class T Shares	3,422
Registration fees	160,938
Shareholder reports expense	110,044
Professional fees	72,083
Affiliated fund administration fees	28,331
Trustees’ fees and expenses	24,300
Custodian fees	12,947
Other expenses	198,524
Total Expenses	7,249,319
Less: Excess Expense Reimbursement and Waivers	(244,409)
Net Expenses	7,004,910
Net Investment Income/(Loss)	54,756,517

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$(106,006,453)
Investments in affiliates	273
Swap contracts	(5,391,533)
Total Net Realized Gain/(Loss) on Investments	(111,397,713)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	119,035,227
Investments in affiliates	777
Swap contracts	(2,249,045)
Total Change in Unrealized Net Appreciation/Depreciation	116,786,959
Net Increase/(Decrease) in Net Assets Resulting from Operations	$60,145,763

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$54,756,517	$52,778,558
Net realized gain/(loss) on investments	(111,397,713)	(13,296,880)
Change in unrealized net appreciation/depreciation	116,786,959	(213,605,131)
Net Increase/(Decrease) in Net Assets Resulting from Operations	60,145,763	(174,123,453)
Dividends and Distributions to Shareholders:
Class A Shares	(1,386,629)	(1,458,379)
Class C Shares	(251,395)	(272,044)
Class D Shares	(17,165,352)	(15,872,470)
Class I Shares	(9,540,829)	(11,094,566)
Class N Shares	(8,447,921)	(8,664,053)
Class R Shares	(360,959)	(306,981)
Class S Shares	(87,915)	(84,973)
Class T Shares	(16,647,404)	(16,314,962)
Net Decrease from Dividends and Distributions to Shareholders	(53,888,404)	(54,068,428)
Capital Share Transactions:
Class A Shares	(4,060,462)	(7,831,246)
Class C Shares	(1,003,230)	(978,532)
Class D Shares	1,921,557	(2,184,631)
Class I Shares	(20,613,843)	(55,382,146)
Class N Shares	(67,136,855)	55,710,955
Class R Shares	674,281	52,678
Class S Shares	(202,744)	(418,662)
Class T Shares	(18,864,030)	(20,522,556)
Net Increase/(Decrease) from Capital Share Transactions	(109,285,326)	(31,554,140)
Net Increase/(Decrease) in Net Assets	(103,027,967)	(259,746,021)
Net Assets:
Beginning of period	930,728,079	1,190,474,100
End of period	$827,700,112	$930,728,079

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.36	0.39	0.41	0.43
Net realized and unrealized gain/(loss)	0.06	(1.64)	0.88	(0.57)	0.16
Total from Investment Operations	0.48	(1.28)	1.27	(0.16)	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.37)	(0.40)	(0.41)	(0.43)
Total Dividends and Distributions	(0.42)	(0.37)	(0.40)	(0.41)	(0.43)
Net Asset Value, End of Period	$7.05	$6.99	$8.64	$7.77	$8.34
Total Return*	6.99%	(15.31)%	16.69%	(1.95)%	7.48%
Net Assets, End of Period (in thousands)	$20,698	$24,533	$38,432	$32,937	$28,510
Average Net Assets for the Period (in thousands)	$23,632	$32,275	$36,570	$35,108	$27,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.98%	0.97%	0.98%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.98%	0.97%	0.98%	1.04%
Ratio of Net Investment Income/(Loss)	5.97%	4.41%	4.71%	5.09%	5.23%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson High-Yield Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.63	$7.77	$8.34	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.31	0.34	0.36	0.37
Net realized and unrealized gain/(loss)	0.06	(1.63)	0.86	(0.57)	0.17
Total from Investment Operations	0.43	(1.32)	1.20	(0.21)	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.32)	(0.34)	(0.36)	(0.38)
Total Dividends and Distributions	(0.37)	(0.32)	(0.34)	(0.36)	(0.38)
Net Asset Value, End of Period	$7.05	$6.99	$8.63	$7.77	$8.34
Total Return*	6.24%	(15.81)%	15.73%	(2.64)%	6.78%
Net Assets, End of Period (in thousands)	$4,249	$5,200	$7,519	$12,402	$23,026
Average Net Assets for the Period (in thousands)	$4,863	$7,124	$9,532	$15,009	$27,890
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.71%	1.70%	1.69%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.68%	1.69%	1.69%	1.70%
Ratio of Net Investment Income/(Loss)	5.28%	3.71%	4.03%	4.37%	4.57%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.38	0.41	0.43	0.45
Net realized and unrealized gain/(loss)	0.05	(1.64)	0.88	(0.57)	0.16
Total from Investment Operations	0.49	(1.26)	1.29	(0.14)	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.39)	(0.42)	(0.43)	(0.45)
Total Dividends and Distributions	(0.43)	(0.39)	(0.42)	(0.43)	(0.45)
Net Asset Value, End of Period	$7.05	$6.99	$8.64	$7.77	$8.34
Total Return*	7.23%	(15.13)%	16.93%	(1.73)%	7.74%
Net Assets, End of Period (in thousands)	$283,345	$279,111	$347,855	$309,023	$348,041
Average Net Assets for the Period (in thousands)	$280,360	$333,960	$330,438	$337,185	$339,785
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.76%	0.76%	0.77%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.76%	0.77%	0.80%
Ratio of Net Investment Income/(Loss)	6.21%	4.64%	4.92%	5.31%	5.49%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson High-Yield Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.00	$8.64	$7.77	$8.34	$8.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.39	0.42	0.44	0.45
Net realized and unrealized gain/(loss)	0.04	(1.64)	0.88	(0.57)	0.16
Total from Investment Operations	0.48	(1.25)	1.30	(0.13)	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.39)	(0.43)	(0.44)	(0.46)
Total Dividends and Distributions	(0.43)	(0.39)	(0.43)	(0.44)	(0.46)
Net Asset Value, End of Period	$7.05	$7.00	$8.64	$7.77	$8.34
Total Return*	7.10%	(14.98)%	16.99%	(1.69)%	7.68%
Net Assets, End of Period (in thousands)	$144,956	$165,462	$264,363	$258,255	$289,574
Average Net Assets for the Period (in thousands)	$156,144	$232,609	$258,975	$277,116	$323,343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.72%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.72%	0.71%	0.72%	0.73%
Ratio of Net Investment Income/(Loss)	6.22%	4.66%	4.97%	5.34%	5.54%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.39	0.42	0.44	0.46
Net realized and unrealized gain/(loss)	0.05	(1.64)	0.88	(0.57)	0.16
Total from Investment Operations	0.50	(1.25)	1.30	(0.13)	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.40)	(0.43)	(0.44)	(0.46)
Total Dividends and Distributions	(0.44)	(0.40)	(0.43)	(0.44)	(0.46)
Net Asset Value, End of Period	$7.05	$6.99	$8.64	$7.77	$8.34
Total Return*	7.37%	(15.01)%	17.09%	(1.59)%	7.90%
Net Assets, End of Period (in thousands)	$99,579	$165,384	$149,967	$129,944	$124,803
Average Net Assets for the Period (in thousands)	$136,839	$176,304	$139,565	$129,946	$170,511
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.63%	0.62%	0.62%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.63%	0.62%	0.62%	0.65%
Ratio of Net Investment Income/(Loss)	6.27%	4.80%	5.05%	5.47%	5.61%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson High-Yield Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.63	$7.76	$8.33	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.33	0.35	0.38	0.39
Net realized and unrealized gain/(loss)	0.05	(1.63)	0.89	(0.57)	0.15
Total from Investment Operations	0.44	(1.30)	1.24	(0.19)	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.34)	(0.37)	(0.38)	(0.39)
Total Dividends and Distributions	(0.39)	(0.34)	(0.37)	(0.38)	(0.39)
Net Asset Value, End of Period	$7.04	$6.99	$8.63	$7.76	$8.33
Total Return*	6.41%	(15.56)%	16.20%	(2.41)%	6.89%
Net Assets, End of Period (in thousands)	$7,071	$6,351	$7,788	$1,551	$1,623
Average Net Assets for the Period (in thousands)	$6,544	$7,434	$3,865	$1,538	$1,397
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.41%	1.45%	1.57%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.38%	1.39%	1.45%	1.48%
Ratio of Net Investment Income/(Loss)	5.60%	4.02%	4.20%	4.64%	4.82%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.00	$8.65	$7.78	$8.35	$8.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.35	0.38	0.40	0.41
Net realized and unrealized gain/(loss)	0.06	(1.64)	0.88	(0.57)	0.17
Total from Investment Operations	0.47	(1.29)	1.26	(0.17)	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.36)	(0.39)	(0.40)	(0.42)
Total Dividends and Distributions	(0.41)	(0.36)	(0.39)	(0.40)	(0.42)
Net Asset Value, End of Period	$7.06	$7.00	$8.65	$7.78	$8.35
Total Return*	6.83%	(15.42)%	16.47%	(2.14)%	7.29%
Net Assets, End of Period (in thousands)	$1,260	$1,449	$2,237	$1,859	$1,496
Average Net Assets for the Period (in thousands)	$1,534	$1,946	$2,057	$1,687	$1,833
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.28%	1.27%	1.30%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.13%	1.15%	1.19%	1.22%
Ratio of Net Investment Income/(Loss)	5.83%	4.25%	4.53%	4.90%	5.07%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson High-Yield Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.37	0.40	0.42	0.44
Net realized and unrealized gain/(loss)	0.05	(1.64)	0.88	(0.57)	0.16
Total from Investment Operations	0.48	(1.27)	1.28	(0.15)	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.38)	(0.41)	(0.42)	(0.44)
Total Dividends and Distributions	(0.42)	(0.38)	(0.41)	(0.42)	(0.44)
Net Asset Value, End of Period	$7.05	$6.99	$8.64	$7.77	$8.34
Total Return*	7.12%	(15.21)%	16.82%	(1.83)%	7.64%
Net Assets, End of Period (in thousands)	$266,544	$283,236	$372,314	$349,513	$442,866
Average Net Assets for the Period (in thousands)	$277,063	$351,039	$364,038	$411,154	$460,568
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.87%	0.87%	0.87%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.85%	0.86%	0.89%
Ratio of Net Investment Income/(Loss)	6.10%	4.53%	4.82%	5.21%	5.39%
Portfolio Turnover Rate	73%	81%	120%	146%	110%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Janus Henderson High-Yield Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

32	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

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Janus Henderson High-Yield Fund

Notes to Financial Statements

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2023.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the

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Notes to Financial Statements

Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

38	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes to Financial Statements

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $33,176,749. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $34,516,949, resulting in the net amount due to the counterparty of $1,340,200.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.59% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired

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Janus Henderson High-Yield Fund

Notes to Financial Statements

fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries

40	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes to Financial Statements

requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,797.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $613.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its

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Janus Henderson High-Yield Fund

Notes to Financial Statements

portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(288,310,435)	$ -	$ (10,365)	$(44,497,062)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(103,405,253)	$(184,905,182)	$ (288,310,435)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 895,381,970	$ 5,846,791	$(50,343,853)	$ (44,497,062)

42	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 53,888,404	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 54,068,428	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,135,338	$ 7,980,217	968,534	$ 8,123,951
Reinvested dividends and distributions	173,565	1,218,687	154,236	1,262,944
Shares repurchased	(1,881,514)	(13,259,366)	(2,063,242)	(17,218,141)
Net Increase/(Decrease)	(572,611)	$ (4,060,462)	(940,472)	$ (7,831,246)
Class C Shares:
Shares sold	81,372	$ 574,356	160,664	$ 1,367,481
Reinvested dividends and distributions	33,592	236,205	31,007	253,507
Shares repurchased	(255,979)	(1,813,791)	(318,778)	(2,599,520)
Net Increase/(Decrease)	(141,015)	$ (1,003,230)	(127,107)	$ (978,532)
Class D Shares:
Shares sold	2,871,686	$ 20,254,591	5,458,833	$ 45,365,487
Reinvested dividends and distributions	2,114,246	14,863,752	1,689,999	13,782,737
Shares repurchased	(4,713,898)	(33,196,786)	(7,500,467)	(61,332,855)
Net Increase/(Decrease)	272,034	$ 1,921,557	(351,635)	$ (2,184,631)
Class I Shares:
Shares sold	12,148,011	$ 87,074,770	10,493,969	$ 87,570,705
Reinvested dividends and distributions	1,161,912	8,174,225	1,170,587	9,595,832
Shares repurchased	(16,407,506)	(115,862,838)	(18,602,709)	(152,548,683)
Net Increase/(Decrease)	(3,097,583)	$(20,613,843)	(6,938,153)	$ (55,382,146)
Class N Shares:
Shares sold	4,511,701	$ 31,774,790	13,829,484	$115,346,449
Reinvested dividends and distributions	1,196,622	8,415,423	1,068,004	8,644,959
Shares repurchased	(15,232,813)	(107,327,068)	(8,607,863)	(68,280,453)
Net Increase/(Decrease)	(9,524,490)	$(67,136,855)	6,289,625	$ 55,710,955
Class R Shares:
Shares sold	229,273	$ 1,612,535	119,410	$ 977,300
Reinvested dividends and distributions	51,315	360,367	37,679	306,583
Shares repurchased	(185,753)	(1,298,621)	(150,353)	(1,231,205)
Net Increase/(Decrease)	94,835	$ 674,281	6,736	$ 52,678
Class S Shares:
Shares sold	47,388	$ 333,679	26,621	$ 208,895
Reinvested dividends and distributions	12,473	87,801	10,363	84,905
Shares repurchased	(88,313)	(624,224)	(88,582)	(712,462)
Net Increase/(Decrease)	(28,452)	$ (202,744)	(51,598)	$ (418,662)
Class T Shares:
Shares sold	5,921,426	$ 42,279,328	6,834,123	$ 57,386,388
Reinvested dividends and distributions	2,331,829	16,393,060	1,955,013	15,957,838
Shares repurchased	(10,944,960)	(77,536,418)	(11,384,240)	(93,866,782)
Net Increase/(Decrease)	(2,691,705)	$(18,864,030)	(2,595,104)	$ (20,522,556)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$612,130,298	$ 719,452,672	$ -	$ -

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Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.
Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	93%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

66	JUNE 30, 2023

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

68	JUNE 30, 2023

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Head of Fixed-Income Strategy of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Brent Olson 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors. Formerly, lead portfolio manager at Scout Investments on a growth equity strategy (2013-2017).
Tom Ross 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	10/22-Present	Global Head of High-Yield of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

70	JUNE 30, 2023

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	71

Janus Henderson High-Yield Fund

Notes

NotesPage1

72	JUNE 30, 2023

Janus Henderson High-Yield Fund

Notes

NotesPage2

Janus Investment Fund	73

Janus Henderson High-Yield Fund

Notes

NotesPage3

74	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93026 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Mid Cap Value Fund Class I shares returned 11.75%, while its benchmark, the Russell Midcap® Value Index, returned 10.50%.

INVESTMENT ENVIRONMENT

Stocks began a volatile period in negative territory, with investors concerned about the pace and extent of interest rate hikes as central banks committed to getting inflation under control. Supply chain bottlenecks and commodity prices eased from earlier in 2022, but a tight labor market kept upward pressure on wages, leading the Federal Reserve (Fed) to hike interest rates 75 basis points (bps) in both July and September. The prospect of further rate tightening drove bond yields higher, adding to corporate funding challenges. Stocks then rose on hopes that moderating inflation might allow the Fed to slow the pace of its rate hikes. However, inflation remained stubbornly high, and the Fed raised rates by 75 bps in November, 50 bps in December, and 25 bps in both February and March.

The failure of several banks in March raised concerns over the condition of the U.S. and European banking industries, triggering a sell-off in financial and cyclical stocks and a flight to quality that benefited U.S. Treasuries. Amid the increased volatility, stocks continued to rally, especially in the industrials and consumer discretionary sectors, aided by signs of moderating inflation and resilient economic growth. Stocks in the utilities and materials sectors lagged the market. In May, the Fed raised rates by 25 bps but paused in June. Investors favored more speculative stocks toward period end, along with investments they expected to benefit from advancements in artificial intelligence.

PERFORMANCE DISCUSSION

The portfolio outperformed its benchmark for the 12-month period. Stock selection drove relative performance, with investments in consumer staples, materials, and real estate contributing on a relative basis, while stock selection in industrials, energy, and financials detracted. An underweight allocation to real estate also was beneficial.

In materials, our focus on cost-disciplined raw materials producers aided relative performance, as did our holding in Lincoln Electric Holdings, a multinational welding equipment manufacturer with quarterly earnings and year-over-year revenue over the period that consistently beat estimates. We also experienced a revival in housing construction near the close of the period, as the tight supply of existing homes on the market boosted demand for new construction. This benefited our holding in homebuilder Toll Brothers, which also reported strong revenue growth.

The top individual contributor over the period was Cardinal Health, which provides pharmaceutical and medical product distribution to healthcare providers – a business that has historically delivered stable returns and strong free cash flow.

On a negative note, despite reducing our bank exposure during the period, we remained slightly overweight relative to the benchmark, and while our stock selection in banks was additive, our overweight detracted. The period proved challenging for financial stocks, particularly in March, as rumors triggered a crisis of confidence that spurred customers to pull their deposits out of several regional banks. Among these was Silicon Valley Bank (SVB), one of our holdings. Unlike past bank crises, this run on deposits was not caused by credit concerns on the lending side. Instead, large depositors became concerned

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

about the relative maturities of balance-sheet assets and liabilities that appeared worrisome in a rising rate environment. We responded by liquidating our investment in SVB. Nevertheless, the stock was one of the top individual detractors from relative performance over the period.

The crisis also triggered a broad-based – and, in our opinion, mostly indiscriminate – sell-off that impacted several other bank holdings including Zions Bancorp. While we reduced bank positions where we saw elevated risks, we believe the balance sheet fundamentals and lending practices of the banks we own remain strong. Additionally, we believe these banks have the capacity to manage deposit outflows because of their low loan-to-deposit ratios and diversified deposit bases. However, we were concerned that returns and profitability may decline, regulation may increase, and valuations may need to be reset. For these reasons, we further reduced our bank exposure. We believe the need for increased liquidity in the banking system likely will lead to a tightening of credit, which negatively could impact economic growth.

OUTLOOK

Going forward, we caution that markets may remain volatile, as investors wait to assess the repercussions of Fed rate hikes and the recent bank crisis. While we believe the risks of a wider banking crisis remain relatively low, we might see slower economic growth and a more challenging environment for companies with levered balance sheets or money-losing profiles. The Fed’s task has become more challenging, as policymakers must consider the health of the banking system against persistent inflation. While the bond market is discounting a Fed rate cut before the end of 2023, the bond market has been wrong in the past. Equity markets have not always responded positively to Fed rate cuts, which often have come in response to deteriorating economic conditions.

Despite these crosscurrents, we remain confident in our ability to navigate this environment through our disciplined, time-tested approach to value investing. We remain committed to owning companies with strong balance sheets, consistent free cash flow, and stable earnings profiles – attributes we believe will reward investors with strong investment performance. We also remain on the lookout for opportunities to use volatility to our advantage, as we seek out high-quality companies that may be trading at increasingly attractive valuations.

Thank you for your investment in the Janus Henderson Mid Cap Value Fund.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Cardinal Health Inc	1.83%	0.89%	SVB Financial Group	0.25%	-1.02%
Lincoln Electric Holdings Inc	1.53%	0.68%	Zions Bancorp NA	0.49%	-0.53%
Toll Brothers Inc	0.65%	0.56%	Entergy Corp	2.11%	-0.44%
Lamb Weston Holdings Inc	1.17%	0.52%	Alliant Energy Corp	2.26%	-0.40%
AMETEK Inc	2.00%	0.50%	Fidelity National Information Services Inc	1.00%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	1.17%	4.54%	4.14%
	Materials	1.07%	8.71%	7.65%
	Real Estate	1.04%	8.14%	10.87%
	Health Care	0.86%	11.14%	7.28%
	Information Technology	0.41%	9.05%	8.97%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.62%	18.15%	15.94%
	Energy	-0.52%	6.15%	5.18%
	Financials	-0.51%	15.06%	17.83%
	Utilities	-0.29%	4.98%	8.83%
	Other**	-0.01%	1.84%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Cardinal Health Inc
Health Care Providers & Services	2.8%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.6%
Hartford Financial Services Group Inc
Insurance	2.6%
Alliant Energy Corp
Electric Utilities	2.5%
AMETEK Inc
Electrical Equipment	2.2%
12.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Repurchase Agreements	1.2%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	11.30%	5.46%	7.36%	10.10%	0.93%
Class A Shares at MOP	4.92%	4.22%	6.73%	9.84%
Class C Shares at NAV	10.65%	4.80%	6.70%	9.40%	1.63%
Class C Shares at CDSC	9.65%	4.80%	6.70%	9.40%
Class D Shares	11.65%	5.77%	7.67%	10.34%	0.64%
Class I Shares	11.75%	5.82%	7.71%	10.36%	0.60%
Class L Shares(1)	11.66%	5.76%	7.71%	10.43%	0.81%
Class N Shares	11.78%	5.92%	7.83%	10.39%	0.50%
Class R Shares	10.94%	5.12%	7.03%	9.77%	1.26%
Class S Shares	11.26%	5.39%	7.30%	10.02%	1.01%
Class T Shares	11.57%	5.67%	7.57%	10.28%	0.75%
Russell Midcap Value Index	10.50%	6.84%	9.03%	9.14%
Morningstar Quartile - Class T Shares	3rd	4th	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	227/402	293/381	251/329	24/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

6	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,037.00	$4.55	$1,000.00	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$1,034.10	$7.77	$1,000.00	$1,017.16	$7.70	1.54%
Class D Shares	$1,000.00	$1,039.30	$3.19	$1,000.00	$1,021.67	$3.16	0.63%
Class I Shares	$1,000.00	$1,039.20	$2.98	$1,000.00	$1,021.87	$2.96	0.59%
Class L Shares	$1,000.00	$1,038.40	$3.29	$1,000.00	$1,021.57	$3.26	0.65%
Class N Shares	$1,000.00	$1,039.50	$2.48	$1,000.00	$1,022.36	$2.46	0.49%
Class R Shares	$1,000.00	$1,035.70	$6.26	$1,000.00	$1,018.65	$6.21	1.24%
Class S Shares	$1,000.00	$1,036.90	$5.00	$1,000.00	$1,019.89	$4.96	0.99%
Class T Shares	$1,000.00	$1,038.30	$3.64	$1,000.00	$1,021.22	$3.61	0.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.8%
Aerospace & Defense – 2.5%
BWX Technologies Inc	417,672	$29,892,785
L3Harris Technologies Inc	111,988	21,923,891
		51,816,676
Auto Components – 1.2%
Aptiv PLC*	144,126	14,713,823
Autoliv Inc	125,615	10,682,300
		25,396,123
Banks – 2.9%
PNC Financial Services Group Inc/The	136,235	17,158,798
Regions Financial Corp	678,109	12,083,902
Synovus Financial Corp	457,062	13,826,126
Wintrust Financial Corp	230,611	16,746,971
		59,815,797
Building Products – 3.4%
Carlisle Cos Inc	113,300	29,064,849
Fortune Brands Home & Security Inc	549,556	39,540,554
		68,605,403
Capital Markets – 3.5%
Jefferies Financial Group Inc	1,009,255	33,476,988
State Street Corp	507,351	37,127,946
		70,604,934
Chemicals – 4.6%
Axalta Coating Systems Ltd*	936,329	30,720,954
Corteva Inc	566,203	32,443,432
FMC Corp	144,544	15,081,721
Westlake Chemical Corp	133,191	15,912,329
		94,158,436
Commercial Services & Supplies – 1.8%
Waste Connections Inc	255,442	36,510,325
Construction Materials – 1.6%
Martin Marietta Materials Inc	70,856	32,713,507
Containers & Packaging – 1.3%
Graphic Packaging Holding Co	1,074,488	25,819,947
Diversified Financial Services – 1.5%
Fidelity National Information Services Inc	549,061	30,033,637
Electric Utilities – 4.6%
Alliant Energy Corp	966,397	50,716,515
Entergy Corp	447,993	43,621,078
		94,337,593
Electrical Equipment – 2.2%
AMETEK Inc	283,447	45,884,400
Electronic Equipment, Instruments & Components – 3.3%
Insight Enterprises Inc*	103,792	15,188,921
Vontier Corp	932,527	30,036,695
Zebra Technologies Corp*	73,252	21,670,139
		66,895,755
Energy Equipment & Services – 1.9%
Baker Hughes Co	1,221,671	38,617,020
Entertainment – 2.0%
Activision Blizzard Inc*	472,042	39,793,141
Food & Staples Retailing – 2.1%
Casey's General Stores Inc	178,786	43,602,330
Food Products – 2.6%
Kellogg Co	590,846	39,823,020
Lamb Weston Holdings Inc	106,898	12,287,925
		52,110,945
Health Care Equipment & Supplies – 2.4%
Envista Holdings Corp*	272,546	9,222,957

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Globus Medical Inc*	683,245	$40,680,407
		49,903,364
Health Care Providers & Services – 8.1%
Amedisys Inc*	224,255	20,505,877
Cardinal Health Inc	611,732	57,851,495
Henry Schein Inc*	182,386	14,791,505
Humana Inc	40,322	18,029,176
Laboratory Corp of America Holdings	220,455	53,202,405
		164,380,458
Hotel & Resort Real Estate Investment Trusts (REITs) – 0.8%
Apple Hospitality Inc	1,106,578	16,720,394
Household Durables – 1.9%
Toll Brothers Inc	479,065	37,879,670
Industrial Real Estate Investment Trusts (REITs) – 1.2%
STAG Industrial Inc	655,110	23,505,347
Insurance – 5.7%
Globe Life Inc	294,656	32,300,191
Hartford Financial Services Group Inc	735,442	52,966,533
RenaissanceRe Holdings Ltd	99,216	18,505,768
Willis Towers Watson PLC	51,514	12,131,547
		115,904,039
Life Sciences Tools & Services – 1.5%
Avantor Inc*	576,028	11,831,615
Charles River Laboratories International Inc*	58,845	12,372,161
PerkinElmer Inc	52,721	6,262,728
		30,466,504
Machinery – 4.7%
Hillenbrand Inc	664,997	34,101,046
Lincoln Electric Holdings Inc	181,542	36,059,687
Oshkosh Corp	286,045	24,768,637
		94,929,370
Media – 1.8%
Fox Corp - Class B	1,140,897	36,383,205
Metals & Mining – 2.1%
Freeport-McMoRan Inc	1,047,198	41,887,920
Oil, Gas & Consumable Fuels – 5.1%
Chesapeake Energy Corp	522,883	43,754,849
Marathon Oil Corp	1,261,841	29,047,580
Pioneer Natural Resources Co	145,674	30,180,739
		102,983,168
Real Estate Management & Development – 0.7%
CBRE Group Inc*	181,889	14,680,261
Residential Real Estate Investment Trusts (REITs) – 2.2%
Equity LifeStyle Properties Inc	674,104	45,090,817
Road & Rail – 1.8%
Canadian Pacific Kansas City Ltd	263,015	21,243,722
Landstar System Inc	78,931	15,197,375
		36,441,097
Semiconductor & Semiconductor Equipment – 3.1%
Lam Research Corp	28,740	18,475,796
Microchip Technology Inc	285,683	25,594,340
Teradyne Inc	166,623	18,550,139
		62,620,275
Software – 2.4%
Black Knight Inc*	454,934	27,173,208
Nice Ltd (ADR)*	101,073	20,871,574
		48,044,782

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 2.7%
Lamar Advertising Co	410,533	$40,745,400
PotlatchDeltic Corp	284,978	15,061,087
		55,806,487
Specialty Retail – 4.6%
AutoZone Inc*	8,409	20,966,664
Bath & Body Works Inc	703,234	26,371,275
Burlington Stores Inc*	139,580	21,968,496
O'Reilly Automotive Inc*	26,434	25,252,400
		94,558,835
Trading Companies & Distributors – 3.0%
GATX Corp	132,312	17,033,847
MSC Industrial Direct Co Inc	469,504	44,734,341
		61,768,188
Total Common Stocks (cost $1,482,166,399)		2,010,670,150
Repurchase Agreements– 1.2%
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $9,904,166 collateralized by $10,942,084 in U.S. Treasuries 0% - 4.6250%, 4/18/24 - 11/15/52 with a value of $10,102,251	$9,900,000	9,900,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.9900%, dated 6/30/23, maturing 7/3/23 to be repurchased at $15,006,238 collateralized by $16,414,230 in U.S. Treasuries 2.2500% - 5.4177%, 1/31/24 - 8/15/27 with a value of $15,306,363	15,000,000	15,000,000
Total Repurchase Agreements (cost $24,900,000)		24,900,000
Total Investments (total cost $1,507,066,399) – 100.0%		2,035,570,150
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(344,803)
Net Assets – 100%		$2,035,225,347

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,982,772,554	97.4%
Canada	21,243,722	1.1
Israel	20,871,574	1.0
Sweden	10,682,300	0.5

Total	$2,035,570,150	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$9,900,000	$—	$(9,900,000)	$—
Royal Bank of Canada, NY Branch	15,000,000	—	(15,000,000)	—

Total	$24,900,000	$—	$(24,900,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,010,670,150	$-	$-
Repurchase Agreements	-	24,900,000	-
Total Assets	$2,010,670,150	$24,900,000	$-

12	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $1,482,166,399)	$2,010,670,150
Repurchase agreements, at value (cost $24,900,000)	24,900,000
Cash	18,393
Trustees' deferred compensation	51,731
Receivables:
Dividends	2,394,781
Fund shares sold	682,547
Interest	10,404
Other assets	7,584
Total Assets	2,038,735,590
Liabilities:
Payables:	—
Fund shares repurchased	2,073,366
Advisory fees	806,064
Transfer agent fees and expenses	316,724
Professional fees	55,156
Trustees' deferred compensation fees	51,731
12b-1 Distribution and shareholder servicing fees	48,881
Trustees' fees and expenses	12,798
Affiliated fund administration fees payable	4,357
Custodian fees	2,718
Accrued expenses and other payables	138,448
Total Liabilities	3,510,243
Net Assets	$2,035,225,347

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,403,283,661
Total distributable earnings (loss)	631,941,686
Total Net Assets	$2,035,225,347
Net Assets - Class A Shares	$56,730,951
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,610,822
Net Asset Value Per Share(1)	$15.71
Maximum Offering Price Per Share(2)	$16.67
Net Assets - Class C Shares	$7,997,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,033
Net Asset Value Per Share(1)	$15.15
Net Assets - Class D Shares	$685,186,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,708,595
Net Asset Value Per Share	$15.33
Net Assets - Class I Shares	$208,187,117
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,548,259
Net Asset Value Per Share	$15.37
Net Assets - Class L Shares	$4,014,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	251,517
Net Asset Value Per Share	$15.96
Net Assets - Class N Shares	$187,335,217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,264,392
Net Asset Value Per Share	$15.27
Net Assets - Class R Shares	$35,106,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,285,629
Net Asset Value Per Share	$15.36
Net Assets - Class S Shares	$68,572,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,362,812
Net Asset Value Per Share	$15.72
Net Assets - Class T Shares	$782,095,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,598,933
Net Asset Value Per Share	$15.46

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends	$38,071,653
Interest	1,296,141
Other income	774
Foreign tax withheld	(75,064)
Total Investment Income	39,293,504
Expenses:
Advisory fees	9,456,417
12b-1 Distribution and shareholder servicing fees:
Class A Shares	149,260
Class C Shares	76,011
Class R Shares	183,637
Class S Shares	174,832
Transfer agent administrative fees and expenses:
Class D Shares	813,246
Class L Shares	10,857
Class R Shares	92,113
Class S Shares	175,115
Class T Shares	2,038,859
Transfer agent networking and omnibus fees:
Class A Shares	95,326
Class C Shares	7,545
Class I Shares	206,143
Other transfer agent fees and expenses:
Class A Shares	4,219
Class C Shares	486
Class D Shares	100,192
Class I Shares	11,830
Class L Shares	104
Class N Shares	8,238
Class R Shares	990
Class S Shares	1,718
Class T Shares	9,285
Shareholder reports expense	170,744
Registration fees	131,567
Professional fees	67,487
Affiliated fund administration fees	66,624
Trustees’ fees and expenses	56,569
Custodian fees	10,372
Other expenses	186,982
Total Expenses	14,306,768
Less: Excess Expense Reimbursement and Waivers	(89,992)
Net Expenses	14,216,776
Net Investment Income/(Loss)	25,076,728
Net Realized Gain/(Loss) on Investments:
Investments	120,849,434
Total Net Realized Gain/(Loss) on Investments	120,849,434
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	80,841,432
Total Change in Unrealized Net Appreciation/Depreciation	80,841,432
Net Increase/(Decrease) in Net Assets Resulting from Operations	$226,767,594

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$25,076,728	$27,298,555
Net realized gain/(loss) on investments	120,849,434	254,198,111
Change in unrealized net appreciation/depreciation	80,841,432	(412,530,566)
Net Increase/(Decrease) in Net Assets Resulting from Operations	226,767,594	(131,033,900)
Dividends and Distributions to Shareholders:
Class A Shares	(3,376,569)	(7,541,955)
Class C Shares	(449,643)	(1,055,359)
Class D Shares	(42,385,456)	(84,766,155)
Class I Shares	(13,114,124)	(34,000,389)
Class L Shares	(255,037)	(543,653)
Class N Shares	(11,696,613)	(59,932,912)
Class R Shares	(2,021,571)	(4,657,016)
Class S Shares	(3,877,081)	(9,329,371)
Class T Shares	(48,220,026)	(107,882,437)
Net Decrease from Dividends and Distributions to Shareholders	(125,396,120)	(309,709,247)
Capital Share Transactions:
Class A Shares	(5,420,912)	(1,995,054)
Class C Shares	(368,440)	(772,958)
Class D Shares	(11,086,647)	43,413,722
Class I Shares	(9,281,807)	(108,733,239)
Class L Shares	(565,821)	224,829
Class N Shares	(15,139,006)	(249,137,964)
Class R Shares	(2,967,403)	(97,662)
Class S Shares	(4,943,133)	(13,399,116)
Class T Shares	(72,795,412)	(31,165,688)
Net Increase/(Decrease) from Capital Share Transactions	(122,568,581)	(361,663,130)
Net Increase/(Decrease) in Net Assets	(21,197,107)	(802,406,277)
Net Assets:
Beginning of period	2,056,422,454	2,858,828,731
End of period	$2,035,225,347	$2,056,422,454

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.97	$18.02	$13.29	$15.33	$16.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.13	0.12	0.13	0.17
Net realized and unrealized gain/(loss)	1.50	(1.17)	4.73	(1.82)	0.12
Total from Investment Operations	1.65	(1.04)	4.85	(1.69)	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.04)	(0.12)	(0.12)	(0.13)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.91)	(2.01)	(0.12)	(0.35)	(1.92)
Net Asset Value, End of Period	$15.71	$14.97	$18.02	$13.29	$15.33
Total Return*	11.30%	(6.84)%	36.65%	(11.47)%	3.99%
Net Assets, End of Period (in thousands)	$56,731	$59,218	$73,118	$59,211	$74,864
Average Net Assets for the Period (in thousands)	$59,394	$69,576	$67,847	$71,147	$75,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	0.97%	1.19%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.97%	1.19%	1.05%
Ratio of Net Investment Income/(Loss)	0.98%	0.78%	0.76%	0.90%	1.09%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.46	$17.55	$12.93	$14.91	$16.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.01	0.04	0.05	0.07
Net realized and unrealized gain/(loss)	1.45	(1.13)	4.58	(1.80)	0.14
Total from Investment Operations	1.50	(1.12)	4.62	(1.75)	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—(2)	—	—
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.81)	(1.97)	—	(0.23)	(1.79)
Net Asset Value, End of Period	$15.15	$14.46	$17.55	$12.93	$14.91
Total Return*	10.65%	(7.50)%	35.76%	(12.02)%	3.40%
Net Assets, End of Period (in thousands)	$7,998	$7,974	$10,436	$15,768	$31,418
Average Net Assets for the Period (in thousands)	$8,269	$9,508	$12,833	$22,689	$41,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.62%	1.64%	1.78%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.62%	1.64%	1.78%	1.64%
Ratio of Net Investment Income/(Loss)	0.35%	0.09%	0.24%	0.32%	0.47%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.63	$17.67	$13.03	$15.04	$16.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.17	0.17	0.21
Net realized and unrealized gain/(loss)	1.47	(1.15)	4.64	(1.79)	0.11
Total from Investment Operations	1.66	(0.97)	4.81	(1.62)	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.17)	(0.16)	(0.19)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.96)	(2.07)	(0.17)	(0.39)	(1.98)
Net Asset Value, End of Period	$15.33	$14.63	$17.67	$13.03	$15.04
Total Return*	11.65%	(6.58)%	37.11%	(11.24)%	4.27%
Net Assets, End of Period (in thousands)	$685,186	$663,819	$752,405	$615,270	$763,597
Average Net Assets for the Period (in thousands)	$687,765	$738,640	$680,218	$715,784	$765,452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.66%	0.89%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.66%	0.89%	0.73%
Ratio of Net Investment Income/(Loss)	1.26%	1.07%	1.07%	1.18%	1.39%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.66	$17.71	$13.06	$15.07	$16.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.19	0.18	0.18	0.22
Net realized and unrealized gain/(loss)	1.47	(1.16)	4.65	(1.79)	0.10
Total from Investment Operations	1.67	(0.97)	4.83	(1.61)	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.11)	(0.18)	(0.17)	(0.19)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.96)	(2.08)	(0.18)	(0.40)	(1.98)
Net Asset Value, End of Period	$15.37	$14.66	$17.71	$13.06	$15.07
Total Return*	11.75%	(6.60)%	37.15%	(11.16)%	4.33%
Net Assets, End of Period (in thousands)	$208,187	$207,292	$359,761	$310,803	$364,502
Average Net Assets for the Period (in thousands)	$210,750	$289,382	$338,794	$342,719	$386,284
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.62%	0.85%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.62%	0.85%	0.68%
Ratio of Net Investment Income/(Loss)	1.30%	1.11%	1.13%	1.20%	1.46%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.19	$18.28	$13.47	$15.54	$17.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.18	0.17	0.18	0.22
Net realized and unrealized gain/(loss)	1.52	(1.20)	4.81	(1.86)	0.12
Total from Investment Operations	1.72	(1.02)	4.98	(1.68)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.10)	(0.17)	(0.16)	(0.19)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.95)	(2.07)	(0.17)	(0.39)	(1.98)
Net Asset Value, End of Period	$15.96	$15.19	$18.28	$13.47	$15.54
Total Return*	11.66%	(6.66)%	37.14%	(11.27)%	4.32%
Net Assets, End of Period (in thousands)	$4,014	$4,372	$4,995	$4,231	$6,038
Average Net Assets for the Period (in thousands)	$4,331	$4,881	$4,679	$5,336	$6,333
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.83%	1.05%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.67%	0.89%	0.72%
Ratio of Net Investment Income/(Loss)	1.25%	1.06%	1.08%	1.20%	1.41%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.58	$17.62	$12.99	$15.00	$16.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.20	0.19	0.20	0.23
Net realized and unrealized gain/(loss)	1.46	(1.14)	4.63	(1.80)	0.11
Total from Investment Operations	1.67	(0.94)	4.82	(1.60)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.13)	(0.19)	(0.18)	(0.21)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.98)	(2.10)	(0.19)	(0.41)	(2.00)
Net Asset Value, End of Period	$15.27	$14.58	$17.62	$12.99	$15.00
Total Return*	11.78%	(6.47)%	37.34%	(11.14)%	4.47%
Net Assets, End of Period (in thousands)	$187,335	$193,017	$506,429	$422,894	$619,969
Average Net Assets for the Period (in thousands)	$188,816	$471,571	$483,187	$595,473	$617,269
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.50%	0.52%	0.75%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.50%	0.52%	0.75%	0.59%
Ratio of Net Investment Income/(Loss)	1.40%	1.20%	1.24%	1.36%	1.54%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.65	$17.70	$13.04	$15.06	$16.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.08	0.08	0.09	0.12
Net realized and unrealized gain/(loss)	1.46	(1.16)	4.65	(1.82)	0.13
Total from Investment Operations	1.56	(1.08)	4.73	(1.73)	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.07)	(0.06)	(0.08)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.85)	(1.97)	(0.07)	(0.29)	(1.87)
Net Asset Value, End of Period	$15.36	$14.65	$17.70	$13.04	$15.06
Total Return*	10.94%	(7.20)%	36.38%	(11.83)%	3.70%
Net Assets, End of Period (in thousands)	$35,107	$36,305	$43,893	$38,246	$55,536
Average Net Assets for the Period (in thousands)	$36,655	$42,298	$41,183	$48,448	$57,426
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.26%	1.26%	1.50%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.26%	1.26%	1.50%	1.34%
Ratio of Net Investment Income/(Loss)	0.65%	0.45%	0.49%	0.59%	0.79%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.97	$18.03	$13.28	$15.33	$16.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.12	0.11	0.12	0.17
Net realized and unrealized gain/(loss)	1.50	(1.18)	4.74	(1.83)	0.12
Total from Investment Operations	1.64	(1.06)	4.85	(1.71)	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.10)	(0.11)	(0.07)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.89)	(2.00)	(0.10)	(0.34)	(1.86)
Net Asset Value, End of Period	$15.72	$14.97	$18.03	$13.28	$15.33
Total Return*	11.26%	(6.97)%	36.67%	(11.58)%	3.93%
Net Assets, End of Period (in thousands)	$68,572	$70,035	$97,606	$99,159	$110,404
Average Net Assets for the Period (in thousands)	$69,673	$86,513	$91,479	$107,902	$148,179
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	1.02%	1.25%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	1.02%	1.25%	1.09%
Ratio of Net Investment Income/(Loss)	0.90%	0.70%	0.72%	0.79%	1.07%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.74	$17.79	$13.12	$15.14	$16.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.16	0.16	0.16	0.20
Net realized and unrealized gain/(loss)	1.48	(1.16)	4.66	(1.80)	0.12
Total from Investment Operations	1.66	(1.00)	4.82	(1.64)	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.08)	(0.15)	(0.15)	(0.17)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)
Total Dividends and Distributions	(0.94)	(2.05)	(0.15)	(0.38)	(1.96)
Net Asset Value, End of Period	$15.46	$14.74	$17.79	$13.12	$15.14
Total Return*	11.57%	(6.72)%	36.95%	(11.31)%	4.22%
Net Assets, End of Period (in thousands)	$782,095	$814,391	$1,010,187	$896,622	$1,204,382
Average Net Assets for the Period (in thousands)	$811,301	$947,426	$971,268	$1,089,574	$1,281,003
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.77%	0.99%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.99%	0.83%
Ratio of Net Investment Income/(Loss)	1.17%	0.96%	1.00%	1.09%	1.30%
Portfolio Turnover Rate	54%	52%	46%	37%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

26	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

28	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by

30	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,642.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $480.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 10,452,104	$ 98,363,793	$ -	$ -	$ (18,330)	$523,144,119

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,512,426,031	$553,502,989	$(30,358,870)	$ 523,144,119

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains and deferral of wash sale losses. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 23,550,606	$ 101,845,514	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,479,766	$ 294,229,481	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $7,976,748, including $6,589,937 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	316,306	$ 4,884,230	510,288	$ 8,695,125
Reinvested dividends and distributions	196,023	2,942,303	383,641	6,349,261
Shares repurchased	(858,181)	(13,247,445)	(994,039)	(17,039,440)
Net Increase/(Decrease)	(345,852)	$ (5,420,912)	(100,110)	$ (1,995,054)
Class C Shares:
Shares sold	97,675	$ 1,456,626	91,873	$ 1,488,405
Reinvested dividends and distributions	29,072	421,842	62,797	1,007,261
Shares repurchased	(150,288)	(2,246,908)	(197,690)	(3,268,624)
Net Increase/(Decrease)	(23,541)	$ (368,440)	(43,020)	$ (772,958)
Class D Shares:
Shares sold	1,432,517	$ 21,898,738	2,748,541	$ 45,546,718
Reinvested dividends and distributions	2,815,147	41,157,447	5,123,025	82,736,860
Shares repurchased	(4,922,699)	(74,142,832)	(5,067,036)	(84,869,856)
Net Increase/(Decrease)	(675,035)	$(11,086,647)	2,804,530	$ 43,413,722
Class I Shares:
Shares sold	2,080,493	$ 31,615,667	2,724,019	$ 45,914,498
Reinvested dividends and distributions	846,464	12,400,700	1,976,237	31,995,274
Shares repurchased	(3,514,919)	(53,298,174)	(10,879,166)	(186,643,011)
Net Increase/(Decrease)	(587,962)	$ (9,281,807)	(6,178,910)	$(108,733,239)
Class L Shares:
Shares sold	129	$ 1,986	271	$ 4,692
Reinvested dividends and distributions	16,638	253,234	32,048	537,763
Shares repurchased	(52,974)	(821,041)	(17,855)	(317,626)
Net Increase/(Decrease)	(36,207)	$ (565,821)	14,464	$ 224,829
Class N Shares:
Shares sold	2,552,662	$ 38,423,059	3,760,843	$ 63,661,529
Reinvested dividends and distributions	716,344	10,429,961	3,468,019	55,800,430
Shares repurchased	(4,241,789)	(63,992,026)	(22,731,758)	(368,599,923)
Net Increase/(Decrease)	(972,783)	$(15,139,006)	(15,502,896)	$(249,137,964)
Class R Shares:
Shares sold	316,092	$ 4,805,866	439,185	$ 7,352,129
Reinvested dividends and distributions	137,432	2,020,246	286,109	4,643,550
Shares repurchased	(646,438)	(9,793,515)	(727,269)	(12,093,341)
Net Increase/(Decrease)	(192,914)	$ (2,967,403)	(1,975)	$ (97,662)
Class S Shares:
Shares sold	832,331	$ 12,926,292	695,152	$ 11,868,148
Reinvested dividends and distributions	258,120	3,876,964	563,353	9,329,121
Shares repurchased	(1,405,850)	(21,746,389)	(1,994,406)	(34,596,385)
Net Increase/(Decrease)	(315,399)	$ (4,943,133)	(735,901)	$ (13,399,116)
Class T Shares:
Shares sold	2,212,621	$ 33,902,575	2,694,930	$ 45,420,050
Reinvested dividends and distributions	3,240,578	47,798,527	6,561,448	106,885,982
Shares repurchased	(10,100,502)	(154,496,514)	(10,794,302)	(183,471,720)
Net Increase/(Decrease)	(4,647,303)	$(72,795,412)	(1,537,924)	$ (31,165,688)

36	JUNE 30, 2023

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,095,230,410	$1,272,225,942	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Mid Cap Value Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	3%
Capital Gain Distributions	$108,435,451
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Mid Cap Value Fund	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Mid Cap Value Fund	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

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Notes

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Notes

NotesPage3

66	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93032 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Important Notice - Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Henderson Money Market Fund (unaudited)

Performance

Vincent Ahn co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2023		Class D Shares
Class D Shares		With Reimbursement	4.64%
1 Year	3.36%	Without Reimbursement	4.64%
5 Year	1.24%	Class T Shares
10 Year	0.72%	With Reimbursement	4.62%
Since Inception (February 14, 1995)	2.08%	Without Reimbursement	4.62%
Class T Shares		Prospectus Expense Ratios
1 Year	3.34%	Class D Shares
5 Year	1.22%	Total Annual Fund Operating Expenses‡	0.57%
10 Year	0.70%	Class T Shares
Since Inception (February 14, 1995)	2.07%	Total Annual Fund Operating Expenses‡	0.58%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class D Shares	$1,000.00	$1,000.00	$2.83	$1,000.00	$1,021.97	$2.86	0.57%
Class T Shares	$1,000.00	$1,000.00	$2.93	$1,000.00	$1,021.87	$2.96	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2023

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2023

Principal Amounts		Value
Certificates of Deposit– 6.2%
Bank of Montreal/Chicago IL, 5.4400%, 9/19/23	$10,000,000	$10,000,021
MUFG Bank Ltd/New York NY, 5.1800%, 7/19/23	20,000,000	20,000,000
Royal Bank of Canada/New York NY, 4.0800%, 8/4/23	5,700,000	5,692,794
Standard Chartered Bank/New York, 5.3900%, 7/14/23	8,135,000	8,135,059
Swedbank AB/New York, 4.9900%, 7/20/23	10,000,000	9,998,548
Toronto-Dominion Bank/New York, 4.3500%, 9/13/23	17,208,000	17,164,849
Total Certificates of Deposit (cost $70,991,271)		70,991,271
Commercial Paper– 30.6%
Atlantic Asset Securitization LLC, 5.2683%, 7/18/23 (Section 4(2))	25,000,000	24,947,307
Atlantic Asset Securitization LLC, 5.4278%, 7/21/23 (Section 4(2))	15,000,000	14,960,952
Atlantic Asset Securitization LLC, 5.4533%, 8/7/23 (Section 4(2))	10,000,000	9,949,213
Bank of Montreal, 5.5843%, 7/24/23	10,000,000	9,968,785
Bank of Montreal, 5.5674%, 8/1/23	20,000,000	19,914,092
Cooperatieve Rabobank UA/NY, 5.2147%, 9/11/23	15,000,000	14,854,479
Manhattan Asset Funding Co LLC, 5.4489%, 7/12/23 (Section 4(2))	15,000,000	14,980,389
Manhattan Asset Funding Co LLC, 5.4381%, 7/13/23 (Section 4(2))	10,000,000	9,985,503
Manhattan Asset Funding Co LLC, 5.4856%, 7/28/23 (Section 4(2))	25,000,000	24,908,721
National Bank of Canada, 5.3519%, 7/10/23 (Section 4(2))	10,000,000	9,990,007
National Bank of Canada, 5.4491%, 8/21/23 (Section 4(2))	20,000,000	19,858,049
National Bank of Canada, 5.4515%, 9/1/23 (Section 4(2))	20,000,000	19,826,245
Nieuw Amsterdam Receivables Corp BV, 5.2532%, 7/6/23 (Section 4(2))	15,000,000	14,993,690
Nieuw Amsterdam Receivables Corp BV, 5.2684%, 7/7/23 (Section 4(2))	15,000,000	14,991,563
Nieuw Amsterdam Receivables Corp BV, 5.5462%, 8/16/23 (Section 4(2))	20,000,000	19,870,281
Skandinaviska Enskilda Banken AB, 5.5698%, 9/6/23 (Section 4(2))	20,000,000	19,807,880
Svenska Handelsbanken AB, 5.1793%, 7/13/23 (Section 4(2))	22,000,000	21,969,585
Swedbank AB, 5.3427%, 7/5/23	15,000,000	14,995,723
Swedbank AB, 5.2572%, 7/28/23	10,000,000	9,964,968
Swedbank AB, 5.5911%, 9/5/23	10,000,000	9,905,061
Victory Receivables Corp, 5.3840%, 7/5/23 (Section 4(2))	15,000,000	14,995,691
Victory Receivables Corp, 5.3939%, 7/7/23	15,000,000	14,991,367
Total Commercial Paper (cost $350,629,549)		350,629,551
U.S. Government Agency Notes– 6.9%
Federal Home Loan Bank Discount Notes:
4.9771%, 7/3/23	10,000,000	10,000,000
5.2075%, 7/11/23	10,000,000	9,988,725
5.0796%, 7/21/23	10,000,000	9,975,257
5.1671%, 7/25/23	10,000,000	9,969,259
5.0472%, 8/1/23	10,000,000	9,960,413
5.3233%, 8/16/23	10,000,000	9,936,811
5.3099%, 8/23/23	10,000,000	9,926,974
5.4059%, 9/1/23	10,000,000	9,912,635
Total U.S. Government Agency Notes (cost $79,670,075)		79,670,074
U.S. Treasury Debt– 2.6%
United States Treasury Bill, 5.4840%, 8/15/23	10,000,000	9,940,565
United States Treasury Bill, 5.8198%, 8/24/23	10,000,000	9,927,004
United States Treasury Bill, 5.8399%, 9/7/23	10,000,000	9,905,259
Total U.S. Treasury Debt (cost $29,772,829)		29,772,828
Variable Rate Demand Notes¶– 14.9%
Alper Drive Apts LLC (LOC: The Northern Trust Company), 5.2400%, 8/1/61	11,000,000	11,000,000
Bellevue 10 Apartments LLC (LOC: The Northern Trust Company),
5.2400%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 5.2900%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 5.2900%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 5.1200%, 6/1/38	10,000,000	10,000,000
CG-USA Simi Valley LP (LOC: FHLB of San Francisco), 5.2100%, 10/1/60	6,900,000	6,900,000
County of Eagle CO (LOC: Bank of America NA), 5.2900%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 5.2900%, 5/2/39	8,000,000	8,000,000
Dorfman 2020 Family Trust (LOC: FHLB of Dallas), 5.1200%, 8/1/40	5,285,000	5,285,000
Drummond Family Life Insurance LLC (LOC: FHLB of Dallas), 5.2000%, 6/1/72	14,575,000	14,575,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2023

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Encinitas Senior Living LP (LOC: FHLB of San Francisco), 5.2100%, 8/1/59	$3,370,000	$3,370,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
5.1200%, 8/1/28	3,750,000	3,750,000
Jefferson Centerpointe LLC (LOC: FHLB of San Francisco), 5.2100%, 12/1/60	22,285,000	22,285,000
Lodi LV Loca LP (LOC: FHLB of San Francisco), 5.2100%, 8/1/59	13,500,000	13,500,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
5.1200%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB of Dallas), 5.2600%, 12/1/42	9,615,000	9,615,000
Phoenix Realty Special Account-U LP (LOC: The Northern Trust Company),
5.3900%, 4/1/25	1,675,000	1,675,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 5.1200%, 5/1/42	11,645,000	11,645,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 5.2900%, 7/2/35	5,700,000	5,700,000
Total Variable Rate Demand Notes (cost $170,205,000)		170,205,000
Repurchase Agreementsë– 34.6%
Credit Agricole, New York, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $5,002,083 collateralized by $5,814,450 in U.S. Treasuries 1.2500%, 3/31/28 with a value of $5,100,016	5,000,000	5,000,000
Goldman Sachs & Co, Joint repurchase agreement, 4.9200%, dated 6/30/23, maturing 7/3/23 to be repurchased at $65,026,650 collateralized by $54,955,896 in U.S. Government Agencies 2.7500% - 6.5000%, 8/15/24 - 1/15/58 and $19,035,283 in U.S. Treasuries 1.1250% - 1.5000%, 2/15/25 - 8/15/50 with a value of $66,300,000	65,000,000	65,000,000
HSBC Securities (USA) Inc, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $25,010,417 collateralized by $26,856,333 in U.S. Treasuries 1.5000%, 2/15/25 with a value of $25,500,006	25,000,000	25,000,000
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $85,035,771 collateralized by $92,647,180 in U.S. Treasuries 0% - 4.3750%, 8/15/23 - 11/15/52 with a value of $86,736,487	85,000,000	85,000,000
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $70,029,458 collateralized by $76,467,557 in U.S. Government Agencies 1.5000% - 8.0000%, 3/1/27 - 2/1/57 with a value of $71,430,048	70,000,000	70,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.9900%, dated 6/30/23, maturing 7/3/23 to be repurchased at $10,004,158 collateralized by $10,942,820 in U.S. Treasuries 2.2500% - 5.4177%, 1/31/24 - 8/15/27 with a value of $10,204,242	10,000,000	10,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 5.0000%, dated 6/30/23, maturing 7/3/23 to be repurchased at $136,756,958 collateralized by $36,770,127 in U.S. Government Agencies 5.9163% - 7.0000%, 5/20/53 and $102,050,976 in U.S. Treasuries 0.5000% - 4.1250%, 3/31/25 - 11/15/32 with a value of $139,492,111	136,700,000	136,700,000
Total Repurchase Agreements (cost $396,700,000)		396,700,000
Time Deposits– 4.4%
Credit Agricole, 5.0500%, 7/3/23((cost $50,000,000)	50,000,000	50,000,000
Total Investments (total cost $1,147,968,724) – 100.2%		1,147,968,724
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,849,906)
Net Assets – 100%		$1,145,118,818

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2023

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$5,000,000	$—	$(5,000,000)	$—
Goldman Sachs & Co	65,000,000	—	(65,000,000)	—
HSBC Securities (USA), Inc	25,000,000	—	(25,000,000)	—
ING Financial Markets LLC	155,000,000	—	(155,000,000)	—
Royal Bank of Canada, NY Branch	146,700,000	—	(146,700,000)	—

Total	$396,700,000	$—	$(396,700,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2023 is $256,035,076, which represents 22.4% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2023.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$70,991,271	$-
Commercial Paper	-	350,629,551	-
U.S. Government Agency Notes	-	79,670,074	-
U.S. Treasury Debt	-	29,772,828	-
Variable Rate Demand Notes	-	170,205,000	-
Repurchase Agreements	-	396,700,000	-
Time Deposits	-	50,000,000	-
Total Assets	$-	$1,147,968,724	$-

6	JUNE 30, 2023

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2023

Assets:
Investments, at value (cost $751,268,724)	$751,268,724
Repurchase agreements, at value (cost $396,700,000)	396,700,000
Cash	165,096
Trustees' deferred compensation	28,955
Receivables:
Interest	2,324,042
Fund shares sold	2,151,176
Total Assets	1,152,637,993
Liabilities:
Payables:	—
Investments purchased	5,300,000
Fund shares repurchased	1,520,595
Administration services fees	362,932
Advisory fees	201,500
Dividends	54,038
Professional fees	43,897
Trustees' deferred compensation fees	28,955
Trustees' fees and expenses	7,204
Accrued expenses and other payables	54
Total Liabilities	7,519,175
Net Assets	$1,145,118,818
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,145,137,084
Total distributable earnings (loss)	(18,266)
Total Net Assets	$1,145,118,818
Net Assets - Class D Shares	$1,132,208,222
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,132,222,814
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$12,910,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,918,705
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$45,455,992
Other income	1,226
Total Investment Income	45,457,218
Expenses:
Advisory fees	2,362,757
Administration services fees:
Class D Shares	4,200,445
Class T Shares	55,435
Professional fees	51,848
Trustees’ fees and expenses	34,121
Total Expenses	6,704,606
Net Investment Income/(Loss)	38,752,612
Net Realized Gain/(Loss) on Investments:
Investments	(110)
Total Net Realized Gain/(Loss) on Investments	(110)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,752,502

See Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$38,752,612	$12,370
Net realized gain/(loss) on investments	(110)	23,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,752,502	35,549
Dividends and Distributions to Shareholders:
Class D Shares	(38,304,476)	(12,192)
Class T Shares	(471,872)	(176)
Net Decrease from Dividends and Distributions to Shareholders	(38,776,348)	(12,368)
Capital Share Transactions:
Class D Shares	(61,835,136)	44,101,793
Class T Shares	(3,027,737)	143,044
Net Increase/(Decrease) from Capital Share Transactions	(64,862,873)	44,244,837
Net Increase/(Decrease) in Net Assets	(64,886,719)	44,268,018
Net Assets:
Beginning of period	1,210,005,537	1,165,737,519
End of period	$1,145,118,818	$1,210,005,537

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	—(2)	—(2)	0.01	0.02
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.03	—	—	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(2)	—(2)	(0.01)	(0.02)
Distributions (from capital gains)	—(2)	—	—	—	—
Total Dividends and Distributions	(0.03)	—	—	(0.01)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	3.36%	0.00%	0.00%	1.05%	1.80%
Net Assets, End of Period (in thousands)	$1,132,208	$1,194,067	$1,149,942	$1,155,176	$910,866
Average Net Assets for the Period (in thousands)	$1,160,934	$1,134,774	$1,202,890	$1,006,448	$886,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.57%	0.62%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.28%	0.13%	0.53%	0.57%
Ratio of Net Investment Income/(Loss)	3.30%	0.00%(3)	0.00%(3)	0.98%	1.79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	—(2)	—(2)	0.01	0.02
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.03	—	—	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(2)	—(2)	(0.01)	(0.02)
Distributions (from capital gains)	—(2)	—	—	—	—
Total Dividends and Distributions	(0.03)	—	—	(0.01)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	3.34%	0.00%	0.00%	1.03%	1.79%
Net Assets, End of Period (in thousands)	$12,911	$15,939	$15,795	$13,158	$12,045
Average Net Assets for the Period (in thousands)	$14,523	$16,109	$14,191	$13,238	$11,795
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.58%	0.59%	0.65%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.28%	0.13%	0.55%	0.59%
Ratio of Net Investment Income/(Loss)	3.25%	0.00%(3)	0.00%(3)	1.02%	1.76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

12	JUNE 30, 2023

Janus Henderson Money Market Fund

Notes to Financial Statements

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also

14	JUNE 30, 2023

Janus Henderson Money Market Fund

Notes to Financial Statements

decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

16	JUNE 30, 2023

Janus Henderson Money Market Fund

Notes to Financial Statements

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 6,177	$ -	$ (110)	$ -	$ (24,333)	$ -

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (110)	$ -	$ (110)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

Janus Investment Fund	17

Janus Henderson Money Market Fund

Notes to Financial Statements

sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 38,758,420	$ 17,928	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,368	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	390,659,510	$390,661,189	635,233,907	$635,233,909
Reinvested dividends and distributions	37,664,610	37,664,610	7,541	7,541
Shares repurchased	(490,160,934)	(490,160,935)	(591,139,655)	(591,139,657)
Net Increase/(Decrease)	(61,836,814)	$ (61,835,136)	44,101,793	$ 44,101,793
Class T Shares:
Shares sold	23,339,683	$ 23,339,704	45,442,255	$ 45,442,256
Reinvested dividends and distributions	471,765	471,765	181	176
Shares repurchased	(26,839,205)	(26,839,206)	(45,299,388)	(45,299,388)
Net Increase/(Decrease)	(3,027,757)	$ (3,027,737)	143,048	$ 143,044

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18	JUNE 30, 2023

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Money Market Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	100%
Capital Gain Distributions	$17,928

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Vincent Ahn 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	11/22-Present	Portfolio Manager for other Janus Henderson accounts.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Money Market Fund

Notes

NotesPage1

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Janus Henderson Money Market Fund

Notes

NotesPage2

Janus Investment Fund	45

Janus Henderson Money Market Fund

Notes

NotesPage3

46	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93027 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Multi-Sector Income Fund’s Class I shares returned 2.72% compared with a -0.94% return for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The U.S. fixed income market posted a negative return over the past 12 months, with the Bloomberg U.S. Aggregate Bond Index declining 0.94%. Positive returns in investment-grade and high-yield corporates were offset by negative performance in U.S. Treasuries.

The Treasury yield curve became more inverted, and yields rose across the board. The Federal Reserve (Fed) consistently raised rates to combat inflation before taking a hawkish pause in June 2023 to evaluate the impact of its prior rate hikes. However, the dot plot projection released with the Fed Minutes implied two incremental rate increases before the end of the year.

Rising investor concerns about an economic hard landing pressured returns in the last six months of 2022. However, these concerns dissipated in 2023 as GDP growth exceeded expectations, inflation moderated, and the labor market consistently showed signs of resilience. As a result, expectations for a soft landing increased and risk assets rallied in the back half of the 12-month period.

The yield on the 10-year U.S. Treasury ended June 2023 at 3.84% relative to 3.01% in June of last year. Over the past 12 months, corporate investment-grade credit spreads tightened 32 basis points to 1.23% and high-yield credit spreads tightened 179 basis points to 3.90%.

PERFORMANCE DISCUSSION

Treasury rates rode the proverbial roller coaster during the period, and we actively managed duration amid the volatility. Our overall interest rate positioning largely balanced the opposing forces of high and sticky inflation and a hawkish Fed with the chances of an economic slowdown. Our consistent duration underweight was a contributor to relative outperformance during the fiscal year. By period end, we believed much of the rise in rates had already occurred and we moved to increase duration in the Fund, though we remained underweight.

Our overall credit spread risk positioning strongly contributed to relative returns. The Fund’s structural overweight allocation to spread risk was the main driver of relative outperformance. Notably, our overweight exposure to securitized sectors contributed, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), commercial mortgage obligations (CMO), and collateralized loan obligations (CLO). We continue to prefer a higher exposure to securitized credit relative to corporate credit, as we believe spreads on the former are attractively valued and better reflect the risk of a cooling economy. In our view, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration securitized credit is one of the most attractive spots in fixed income now. While our allocation to corporates remains near cycle lows, high yield contributed strongly. Our underweight allocation to investment-grade corporates detracted, somewhat offsetting relative outperformance.

We continue to be selective and active within the Fund’s exposure to the banking sector and CMBS. Our banking exposure is consolidated in banks we believe are best positioned to navigate a more challenging lending

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

environment. Within CMBS, we have de minimis exposure to the troubled office sector, preferring sectors with strong fundamentals such as multifamily housing, industrial, and hospitality.

DERIVATIVES USAGE

The Fund made use of derivative instruments in the form of Treasury futures contracts to manage interest rate risk and credit swap contracts to manage credit risk, during the period. Use of derivatives detracted for the 12-month period ended June 30, 2023. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The U.S. economy continues to show resilience in the face of higher interest rates, which is encouraging. As the Fed rate hiking cycle marches deeper into its second year, the recession many predicted is yet to materialize. That said, investors should exercise caution – we believe an economic slowdown remains a distinct possibility. Monetary policy works in long and variable lags and, to a large extent, we are yet to feel the full impact of prior rate hikes. A positive development is the easing of recent stress in the banking sector. Notwithstanding, we do expect tighter lending conditions, which is likely to be an additional headwind.

On the core inflation front, we have seen some promising signs of cooling prices. Still, we think the move from the present level of around 4% to the Fed’s target of 2% might end up being slower and bumpier than markets are expecting. In our view, it seems unlikely that inflation would come back down to 2% without an economic slowdown. So, while the probability thereof has increased, we still think the chance of a soft landing remains low.

Most developed market central banks continue to push in the same upward direction on interest rates, but this is now largely priced into rates markets. We think the risk that interest rates go materially higher from here is slim, while a stronger-for-longer economy is likely to necessitate a higher-for-longer interest rate environment. As such, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration credit remains one of the most attractive spots in fixed income. At the same time, we are also more comfortable adding duration risk at current levels, thereby providing much-needed defensive characteristics for portfolios.

There are both positive and negative scenarios on the horizon, but it is late in the cycle, so we remain cautious around the overall amount of spread risk in the portfolio. As such, we eschew lower-quality issuers and industries that are more sensitive to tighter lending conditions, while favoring exposure to securitized sectors where spreads better reflect the risks of our outlook. And, as always, we maintain a dynamic and flexible approach that we believe can take advantage of opportunities that present themselves as the environment evolves.

Thank you for investing in the Janus Henderson Multi-Sector Income Fund.

An inverted yield curve occurs when short-term yields are higher than long-term yields.

Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicate improving.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.59%	4.59%
Class A Shares MOP	4.37%	4.37%
Class C Shares**	3.82%	3.82%
Class D Shares	4.79%	4.79%
Class I Shares	4.80%	4.80%
Class N Shares	4.92%	4.92%
Class S Shares	4.26%	4.36%
Class T Shares	4.67%	4.67%
Weighted Average Maturity		5.4 Years
Average Effective Duration***		4.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.7%
AA	26.6%
A	3.0%
BBB	13.4%
BB	15.2%
B	9.1%
CCC	2.6%
CC	0.1%
Not Rated	45.6%
Other	-18.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	58.7%
Corporate Bonds	27.1%
Mortgage-Backed Securities	25.0%
Bank Loans and Mezzanine Loans	6.3%
Investment Companies	4.7%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Common Stocks	0.1%
Preferred Stocks	0.1%
Other	(22.6)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.50%	2.02%	3.01%	0.90%	0.90%
Class A Shares at MOP	-2.42%	1.03%	2.47%
Class C Shares at NAV	1.77%	1.24%	2.25%	1.68%	1.68%
Class C Shares at CDSC	0.80%	1.24%	2.25%
Class D Shares	2.67%	2.17%	3.17%	0.74%	0.74%
Class I Shares	2.72%	2.24%	3.26%	0.69%	0.69%
Class N Shares	2.82%	2.30%	3.32%	0.59%	0.59%
Class S Shares	2.28%	1.93%	2.93%	1.45%	1.14%
Class T Shares	2.57%	2.09%	3.08%	0.84%	0.84%
Bloomberg U.S. Aggregate Bond Index	-0.94%	0.77%	1.36%
Morningstar Quartile - Class I Shares	3rd	2nd	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	245/355	92/279	16/210

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

4	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,045.40	$4.72	$1,000.00	$1,020.18	$4.66	0.93%
Class C Shares	$1,000.00	$1,041.70	$8.30	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$1,046.30	$3.86	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$1,046.50	$3.65	$1,000.00	$1,021.22	$3.61	0.72%
Class N Shares	$1,000.00	$1,047.10	$3.10	$1,000.00	$1,021.77	$3.06	0.61%
Class S Shares	$1,000.00	$1,044.40	$5.83	$1,000.00	$1,019.09	$5.76	1.15%
Class T Shares	$1,000.00	$1,045.80	$4.31	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 58.7%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$944,762
ACC Auto Trust 2021-A C, 3.7900%, 4/15/27 (144A)	6,000,000	5,861,895
ACC Auto Trust 2021-A D, 6.1000%, 6/15/29 (144A)	3,700,000	3,495,586
ACHV Trust 2023-1PL D, 8.4700%, 3/18/30 (144A)	2,750,000	2,776,987
ACM Auto Trust 2022-1A C, 5.4800%, 4/20/29 (144A)	7,419,570	7,378,860
AGL CLO 1 Ltd 2021-10A D,
ICE LIBOR USD 3 Month + 2.9000%, 8.1603%, 4/15/34 (144A)‡	8,000,000	7,406,616
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	6,604,297	6,342,450
AMSR Trust 2023-SFR1 F, 4.0000%, 4/17/40 (144A)	5,000,000	4,071,996
Apidos CLO 2013-15A A1RR,
ICE LIBOR USD 3 Month + 1.0100%, 6.2604%, 4/20/31 (144A)‡	4,209,000	4,175,501
Avis Budget Rental Car Funding AESOP LLC 2018-2A D, 3.0400%, 3/20/25 (144A)	13,000,000	12,536,419
Avis Budget Rental Car Funding AESOP LLC 2019-2A D, 3.0400%, 9/22/25 (144A)	5,000,000	4,632,589
Avis Budget Rental Car Funding AESOP LLC 2021-1A D, 3.7100%, 8/20/27 (144A)	6,000,000	5,016,046
BAMLL Commercial Mortgage Securities Trust 2014-FRR4 CK29,
0%, 1/27/24 (144A)	2,046,454	2,004,133
Benefit Street Partners CLO Ltd 2016-10A CRR,
ICE LIBOR USD 3 Month + 3.5000%, 8.7504%, 4/20/34 (144A)‡	6,750,000	6,232,889
BlueMountain CLO XXVI Ltd 2019-25A D2R,
ICE LIBOR USD 3 Month + 4.1500%, 9.4103%, 7/15/36 (144A)‡	6,250,000	5,536,356
BlueMountain CLO XXVI Ltd 2021-28A A,
ICE LIBOR USD 3 Month + 1.2600%, 6.5203%, 4/15/34 (144A)‡	5,000,000	4,942,040
BPR Trust 2022-OANA D,
CME Term SOFR 1 Month + 3.6950%, 8.8420%, 4/15/37 (144A)‡	10,000,000	9,723,337
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	2,871,347	2,687,117
Business Jet Securities LLC 2021-1A B, 2.9180%, 4/15/36 (144A)	1,768,375	1,565,701
Business Jet Securities LLC 2021-1A C, 5.0670%, 4/15/36 (144A)	1,515,181	1,394,454
Business Jet Securities LLC 2022-1A C, 6.4130%, 6/15/37 (144A)	3,752,597	3,452,446
BX Commercial Mortgage Trust 2019-MMP F,
ICE LIBOR USD 1 Month + 2.7921%, 7.9851%, 8/15/36 (144A)‡	12,935,269	11,944,417
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 2.7645%, 7.9115%, 10/15/36 (144A)‡	19,698,750	19,040,242
BX Commercial Mortgage Trust 2021-ARIA E,
ICE LIBOR USD 1 Month + 2.2445%, 7.4375%, 10/15/36 (144A)‡	10,000,000	9,467,025
BX Commercial Mortgage Trust 2021-ARIA F,
ICE LIBOR USD 1 Month + 2.5935%, 7.7865%, 10/15/36 (144A)‡	10,000,000	9,283,695
BX Commercial Mortgage Trust 2021-BXMF G,
ICE LIBOR USD 1 Month + 3.3495%, 8.5425%, 10/15/26 (144A)‡	14,194,000	13,018,541
BX Commercial Mortgage Trust 2021-SOAR G,
ICE LIBOR USD 1 Month + 2.8000%, 7.9940%, 6/15/38 (144A)‡	6,882,260	6,512,339
BX Commercial Mortgage Trust 2021-SOAR J,
ICE LIBOR USD 1 Month + 3.7500%, 8.9440%, 6/15/38 (144A)‡	9,013,822	8,475,153
BX Commercial Mortgage Trust 2021-VINO G,
ICE LIBOR USD 1 Month + 3.9523%, 9.1453%, 5/15/38 (144A)‡	12,000,000	11,329,503
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 7.5933%, 9/15/36 (144A)‡	8,440,000	7,904,448
BX Commercial Mortgage Trust 2021-VOLT G,
ICE LIBOR USD 1 Month + 2.8500%, 8.0433%, 9/15/36 (144A)‡	6,000,000	5,540,548
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.8962%, 4/15/39 (144A)‡	9,769,280	9,340,058
Carlyle Global Markets Strategies 2022-2A C,
CME Term SOFR 3 Month + 3.5500%, 8.5985%, 4/20/35 (144A)‡	5,000,000	4,526,810
CarMax Auto Owner Trust 2022-3 D, 6.2000%, 1/16/29	6,250,000	6,070,207
Carvana Auto Receivables Trust 2019-2A XS, 0%, 4/15/26 (144A)‡,¤,¢	68,614,375	375,938
Carvana Auto Receivables Trust 2019-4A XS, 0%, 10/15/26 (144A)‡,¤,¢	51,068,359	493,525
Carvana Auto Receivables Trust 2021-N3 E, 3.1600%, 6/12/28 (144A)	12,890,000	11,064,350
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	3,830,196	1,069,334
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 6.6804%, 1/20/34 (144A)‡	6,000,000	5,931,864

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CBAM CLO Management 2021-14A A,
ICE LIBOR USD 3 Month + 1.1000%, 6.3504%, 4/20/34 (144A)‡	$15,000,000		$14,697,600
CBAM CLO Management 2021-14A D,
ICE LIBOR USD 3 Month + 3.1000%, 8.3504%, 4/20/34 (144A)‡	10,000,000		8,443,960
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	23,189,260		22,529,502
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	21,702,067		20,216,672
Chase Auto Credit Linked Note 2021-3 E, 2.1020%, 2/26/29 (144A)	871,985		833,908
Chase Auto Credit Linked Notes 2021-1 E, 2.3650%, 9/25/28 (144A)	856,147		833,450
Chase Auto Credit Linked Notes 2021-1 F, 4.2800%, 9/25/28 (144A)	3,337,000		3,066,476
Chase Mortgage Finance Corp 2021-CL1 M4,
US 30 Day Average SOFR + 2.6500%, 7.7166%, 2/25/50 (144A)‡	2,417,984		2,112,919
Chase Mortgage Finance Corp 2021-CL1 M5,
US 30 Day Average SOFR + 3.2500%, 8.3166%, 2/25/50 (144A)‡	967,313		798,592
CHC Commercial Mortgage Trust 2019-CHC D,
ICE LIBOR USD 1 Month + 2.0500%, 7.2430%, 6/15/34 (144A)‡	3,617,828		3,532,012
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 7.7650%, 4/19/29 (144A)‡	2,097,500		1,920,633
CIFC Funding Ltd 2016-1A D2RR,
ICE LIBOR USD 3 Month + 4.2500%, 9.0653%, 10/21/31 (144A)‡	5,000,000		4,633,280
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	4,163,281		4,000,287
Citigroup Commercial Mortgage Trust 2018-C5, 0.8279%, 6/10/51‡,¤	32,605,980		921,007
Citigroup Commercial Mortgage Trust 2021-PRM2 E,
ICE LIBOR USD 1 Month + 2.4000%, 7.5940%, 10/15/38 (144A)‡	2,000,000		1,893,265
Citigroup Commercial Mortgage Trust 2021-PRM2 F,
ICE LIBOR USD 1 Month + 3.7500%, 8.9440%, 10/15/38 (144A)‡	6,000,000		5,778,980
Citigroup Commercial Mortgage Trust 2021-PRM2 G,
ICE LIBOR USD 1 Month + 4.5000%, 9.6940%, 10/15/38 (144A)‡	6,000,000		5,587,398
Citigroup Commercial Mortgage Trust 2021-PRM2 J,
ICE LIBOR USD 1 Month + 5.4000%, 10.5940%, 10/15/36 (144A)‡	6,000,000		5,608,742
Coinstar Funding LLC 2017-1A A2, 5.2160%, 4/25/47 (144A)	12,675,900		10,758,318
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 8.6858%, 11/15/37 (144A)‡	12,828,026		12,558,288
Cologix Data Centers Issuer LLC 2022-1CAN A2, 4.9400%, 1/25/52 (144A)	5,000,000	CAD	3,416,805
COLT Funding LLC 2021-3R B1, 3.5630%, 12/25/64 (144A)‡	2,547,000		1,754,264
Commercial Mortgage Pass-through Certificate 2022-LPF2 E,
CME Term SOFR 1 Month + 5.9400%, 11.0870%, 10/15/39 (144A)‡	1,500,000		1,506,939
Commercial Mortgage Pass-through Certificates 2022-LPF2 D,
CME Term SOFR 1 Month + 4.1920%, 9.3390%, 10/15/39 (144A)‡	5,000,000		4,977,515
Conn Funding II LP 2021-A B, 2.8700%, 5/15/26 (144A)	352,114		351,767
Connecticut Avenue Securities Trust 2017-C05 1M2C,
ICE LIBOR USD 1 Month + 2.2000%, 7.3504%, 1/25/30‡	11,211,032		11,231,338
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 9.5004%, 4/25/31 (144A)‡	4,000,000		4,192,576
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.4504%, 8/25/31 (144A)‡	19,750		19,750
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 9.3004%, 8/25/31 (144A)‡	26,683,000		27,800,351
Connecticut Avenue Securities Trust 2019-R03 1B1,
ICE LIBOR USD 1 Month + 4.1000%, 9.2504%, 9/25/31 (144A)‡	15,690,995		16,434,083
Connecticut Avenue Securities Trust 2019-R04 2B1,
ICE LIBOR USD 1 Month + 5.2500%, 10.4004%, 6/25/39 (144A)‡	4,895,520		5,159,972
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 4.1000%, 9.2504%, 7/25/39 (144A)‡	7,848,685		8,022,223
Connecticut Avenue Securities Trust 2021-R01 1B1,
US 30 Day Average SOFR + 3.1000%, 8.1666%, 10/25/41 (144A)‡	5,000,000		4,943,716
Connecticut Avenue Securities Trust 2021-R01 1M1,
US 30 Day Average SOFR + 0.7500%, 5.8166%, 10/25/41 (144A)‡	570,654		568,445
Connecticut Avenue Securities Trust 2021-R02 2B1,
US 30 Day Average SOFR + 3.3000%, 8.3666%, 11/25/41 (144A)‡	7,600,000		7,546,490

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 8.2166%, 12/25/41 (144A)‡	$13,477,000	$13,202,772
Connecticut Avenue Securities Trust 2022-R02 2B1,
US 30 Day Average SOFR + 4.5000%, 9.5666%, 1/25/42 (144A)‡	17,053,000	17,099,778
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 3/25/42 (144A)‡	10,128,410	10,144,892
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 7.8430%, 5/15/36 (144A)‡	14,164,760	13,882,014
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.5000%, 8.6930%, 12/15/35 (144A)‡	15,000,000	14,928,131
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.2308%, 4/15/26 (144A)‡	13,358,776	13,234,389
CSAIL 2021-C20 XA, 1.1187%, 3/15/54‡,¤	58,585,989	3,117,322
DBCCRE Mortgage Trust 2014-ARCP D, 5.0990%, 1/10/34 (144A)‡	1,000,000	953,515
DBCCRE Mortgage Trust 2014-ARCP E, 5.0990%, 1/10/34 (144A)‡	2,848,000	2,688,446
DBCCRE Mortgage Trust 2014-ARCP F, 5.0990%, 1/10/34 (144A)‡	11,442,000	10,643,398
DBGS Mortgage Trust 2018-BIOD F,
ICE LIBOR USD 1 Month + 2.2500%, 7.4430%, 5/15/35 (144A)‡	1,414,505	1,362,307
Diamond Infrastructure Funding LLC 2021-1A B, 2.3550%, 4/15/49 (144A)	4,000,000	3,395,289
Diamond Infrastructure Funding LLC 2021-1A C, 3.4750%, 4/15/49 (144A)	3,420,000	2,974,160
Diamond Issuer LLC 2021-1A C, 3.7870%, 11/20/51 (144A)	5,000,000	3,986,518
Diamond Resorts Owner Trust 2021-1A D, 3.8300%, 11/21/33 (144A)	504,222	461,477
DROP Mortgage Trust 2021-FILE D,
ICE LIBOR USD 1 Month + 2.7500%, 7.9430%, 10/15/43 (144A)‡	15,000,000	12,176,483
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, 8.7617%, 1/18/32 (144A)‡	6,000,000	5,610,294
Dryden Senior Loan Fund 2023-105A D,
CME Term SOFR 3 Month + 5.2000%, 10.0586%, 4/18/36 (144A)‡	6,000,000	5,993,700
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,163,638	800,603
Elmwood CLO VIII Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.2400%, 6.4904%, 1/20/34 (144A)‡	5,000,000	4,932,830
Elmwood CLO VIII Ltd 2021-1A D,
ICE LIBOR USD 3 Month + 3.0000%, 8.2504%, 1/20/34 (144A)‡	3,000,000	2,822,775
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	6,794,000	6,822,153
Exeter Automobile Receivables Trust 2023-1A E, 12.0700%, 9/16/30 (144A)	3,000,000	3,183,663
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 8.0440%, 7/15/38 (144A)‡	5,098,173	4,934,874
Extended Stay America Trust 2021-ESH F,
ICE LIBOR USD 1 Month + 3.7000%, 8.8940%, 7/15/38 (144A)‡	9,502,456	9,061,560
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	4,000,000	3,777,672
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 0%, 10/25/40‡	588,203	927,460
Fannie Mae REMICS, 3.0000%, 5/25/48	14,453	13,077
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 0.8996%, 8/25/48‡,¤	6,531,199	636,119
Flagship Credit Auto Trust 2022-4 E, 12.6600%, 1/15/30 (144A)	5,000,000	5,337,663
Flagship Credit Auto Trust 2023-1 E, 11.4400%, 4/15/30 (144A)	8,000,000	8,213,020
Flagstar Mortgage Trust 2021-13IN A17, 3.0000%, 12/30/51 (144A)‡	15,522,766	12,671,877
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	39,989,137	33,520,594
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,241,283
Freddie Mac Multifamily Structured Credit Risk 2021-MN3 M2,
US 30 Day Average SOFR + 4.0000%, 9.0666%, 11/25/51 (144A)‡	10,000,000	9,180,868
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA3 B1,
ICE LIBOR USD 1 Month + 5.1000%, 10.2504%, 6/25/50 (144A)‡	5,260,963	5,664,892
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 10.4004%, 9/25/50 (144A)‡	8,400,999	8,941,020
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 9.0666%, 11/25/50 (144A)‡	5,441,430	5,537,179
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA1 B1,
US 30 Day Average SOFR + 2.6500%, 7.7166%, 1/25/51 (144A)‡	7,550,000	7,236,055
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 B2,
US 30 Day Average SOFR + 6.0000%, 11.0666%, 8/25/33 (144A)‡	12,308,000	12,065,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	$1,437,671	$1,438,404
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA3 B2,
US 30 Day Average SOFR + 6.2500%, 11.3166%, 10/25/33 (144A)‡	20,836,000	20,471,405
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA5 B1,
US 30 Day Average SOFR + 3.0500%, 8.1166%, 1/25/34 (144A)‡	6,624,000	6,437,280
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 7.1430%, 3/25/25 (144A)‡	368,543	362,795
FREMF Mortgage Trust 2018-KL2P BPZ,
ICE LIBOR USD 1 Month + 2.5000%, 7.6930%, 1/25/28 (144A)‡	5,597,272	5,536,868
FREMF Mortgage Trust 2018-KSW4 C,
ICE LIBOR USD 1 Month + 5.0000%, 10.1930%, 10/25/28‡	4,930,706	4,749,479
FREMF Mortgage Trust 2019-KF70 C,
ICE LIBOR USD 1 Month + 6.0000%, 11.1930%, 9/25/29 (144A)‡	16,247,811	15,745,162
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 7.2930%, 11/25/26 (144A)‡	2,679,587	2,576,032
Gam Resecuritization Trust 2021-FRR2 BK74, 0%, 9/27/51 (144A)◊	11,000,000	7,271,692
Gam Resecuritization Trust 2021-FRR2 CK74, 0%, 9/27/51 (144A)◊	18,068,494	11,377,221
GCAT 2022-INV1 A26, 3.0000%, 12/25/51 (144A)‡	16,823,423	13,725,947
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 0.4037%, 1/20/44‡,¤	350,606	25,503
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 0.9919%, 10/16/55‡,¤	489,453	35,979
Government National Mortgage Association, 0.2830%, 1/16/60‡,¤	12,199,788	325,842
Great Wolf Trust,
CME Term SOFR 1 Month + 2.8465%, 7.9935%, 12/15/36 (144A)‡	19,500,000	18,949,238
Great Wolf Trust,
CME Term SOFR 1 Month + 3.2455%, 8.3925%, 12/15/36 (144A)‡	3,899,000	3,726,855
GS Mortgage Securities Trust 2017-SLP G, 4.7443%, 10/10/32 (144A)‡	8,331,000	7,342,023
GS Mortgage Securities Trust 2022-SHIP D,
CME Term SOFR 1 Month + 1.6069%, 6.7539%, 8/15/36 (144A)‡	20,000,000	19,599,808
Hertz Vehicle Financing LLC 2021-1A D, 3.9800%, 12/26/25 (144A)	15,000,000	14,033,985
HGI CRE CLO Ltd 2021-FL1 D,
ICE LIBOR USD 1 Month + 2.3500%, 7.4554%, 6/16/36 (144A)‡	5,000,000	4,578,553
Hilton Grand Vacations Trust 2022-1D D, 6.7900%, 6/20/34 (144A)	1,980,084	1,885,547
Home Partners of America Trust 2021-2 F, 3.7990%, 12/17/26 (144A)	19,287,847	16,263,864
Home Partners of America Trust 2021-3 F, 4.2420%, 1/17/41 (144A)	4,621,768	3,810,974
Hotwire Funding LLC 2021-1 C, 4.4590%, 11/20/51 (144A)	3,000,000	2,495,267
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	10,000,000	9,314,100
JP Morgan Chase Commercial Mortgage Sec Trust 2022-NLP D,
CME Term SOFR 1 Month + 2.1664%, 7.3134%, 4/15/37 (144A)‡	19,210,579	16,638,671
Kayne CLO 10 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1700%, 6.4427%, 4/23/34 (144A)‡	22,500,000	22,051,777
LCM LP XIV, ICE LIBOR USD 3 Month + 1.0400%, 6.2904%, 7/20/31 (144A)‡	4,640,000	4,579,156
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	2,883,881	2,786,027
Lendbuzz Securitization Trust 2021-1A A, 5.9900%, 12/15/28 (144A)‡	5,594,000	5,380,653
Lendbuzz Securitization Trust 2023-2A B, 8.6900%, 6/15/29 (144A)	9,826,000	10,050,607
LFS LLC 2022-A B, 8.0000%, 5/15/34 (144A)	4,000,000	3,544,629
Life Financial Services Trust 2021-BMR E,
CME Term SOFR 1 Month + 1.8645%, 7.0115%, 3/15/38 (144A)‡	17,693,463	16,900,426
Life Financial Services Trust 2022-BMR2 D,
CME Term SOFR 1 Month + 2.5419%, 7.6889%, 5/15/39 (144A)‡	10,000,000	9,508,136
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	5,291,937	4,842,601
Longfellow Place CLO Ltd 2013-1A DRR,
ICE LIBOR USD 3 Month + 4.5000%, 9.7603%, 4/15/29 (144A)‡	3,000,000	2,964,456
LUXE Commercial Mortgage Trust 2021-TRIP F,
ICE LIBOR USD 1 Month + 3.2500%, 8.4430%, 10/15/38 (144A)‡	8,000,000	7,705,966
Luxury Lease Partners Auto Trust 2021-ARC2 A, 3.0000%, 7/15/27 (144A)	722,210	711,411

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Madison Park Funding Ltd 2016-22A DR,
ICE LIBOR USD 3 Month + 3.5000%, 8.7603%, 1/15/33 (144A)‡	$8,500,000		$8,030,137
Madison Park Funding Ltd 2018-32A A1R,
ICE LIBOR USD 3 Month + 1.0000%, 6.2727%, 1/22/31 (144A)‡	10,000,000		9,899,000
Madison Park Funding Ltd 2018-32A DR,
ICE LIBOR USD 3 Month + 3.2000%, 8.4727%, 1/22/31 (144A)‡	7,000,000		6,702,206
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 9.1940%, 11/15/38 (144A)‡	7,696,065		7,266,594
MED Trust 2021-MDLN G,
ICE LIBOR USD 1 Month + 5.2500%, 10.4440%, 11/15/38 (144A)‡	14,928,355		13,878,188
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	3,466,486		2,782,628
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	8,000,000		8,006,603
MHC Commercial Mortgage Trust 2021-MHC G,
CME Term SOFR 1 Month + 3.3154%, 8.4624%, 4/15/38 (144A)‡	10,620,000		10,231,447
Mission Lane Credit Card Master Trust 2023-A B, 8.1500%, 7/17/28 (144A)	3,000,000		2,982,717
Mission Lane Credit Card Master Trust 2023-A C, 10.0300%, 7/17/28 (144A)	3,250,000		3,231,730
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 8.4004%, 10/25/49 (144A)‡	27,404,593		26,836,348
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 8.9004%, 3/25/50 (144A)‡	15,446,000		14,959,763
Multifamily Connecticut Avenue Securities Trust 2020-01 CE,
ICE LIBOR USD 1 Month + 7.5000%, 12.6504%, 3/25/50 (144A)‡	2,000,000		1,915,652
MVW Owner Trust 2021-1WA D, 3.1700%, 1/22/41 (144A)	1,798,133		1,565,198
Nassau Ltd 2019-IA BR,
ICE LIBOR USD 3 Month + 2.6000%, 7.8603%, 4/15/31 (144A)‡	8,500,000		8,112,349
NBC Funding LLC 2021-1 B, 4.9700%, 7/30/51 (144A)	3,000,000		2,496,343
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 7.6024%, 1/28/30 (144A)‡	6,000,000		5,487,798
New Residential Mortgage Loan Trust 2022-SFR1 F, 4.4430%, 2/17/39 (144A)	10,500,000		8,970,594
NW Re-Remic Trust 2021-FRR1 BK88, 2.6610%, 12/18/51 (144A)‡	20,000,000		15,349,726
Oak Hill Credit Partners 2012-7A AR3,
ICE LIBOR USD 3 Month + 1.0700%, 6.4491%, 2/20/34 (144A)‡	5,000,000		4,921,460
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000		3,809,786
Oak Street Investment Grade Net Lease Fund 2021-1A B1,
4.2300%, 1/20/51 (144A)	2,400,000		2,029,189
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	2,639,960		2,598,527
Oasis Securitization 2021-2A B, 5.1470%, 10/15/33 (144A)	2,640,975		2,598,855
Oasis Securitization 2022-2A B, 8.8500%, 10/15/34 (144A)	6,828,965		6,760,686
Oasis Securitization 2023-1A B, 10.2500%, 2/15/35 (144A)	6,038,643		6,344,545
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 7.8156%, 4/24/29 (144A)‡	6,000,000		5,884,944
Octagon 61 Ltd 2023-2A D,
CME Term SOFR 3 Month + 5.5000%, 10.5688%, 4/20/36 (144A)‡	7,100,000		7,105,439
Octagon Investment Partners 42 Ltd 2019-3A AR,
ICE LIBOR USD 3 Month + 1.1400%, 6.4003%, 7/15/34 (144A)‡	10,000,000		9,823,780
Octagon Investment Partners 58 Ltd 2022-1A D,
CME Term SOFR 3 Month + 3.5500%, 8.5363%, 7/15/37 (144A)‡	7,750,000		7,136,557
Ondeck Asset Securitization Trust LLC 2021-1A C, 2.9700%, 5/17/27 (144A)	3,000,000		2,755,917
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	5,225,803		4,191,111
Pagaya AI Debt Selection Trust 2021-1 B, 2.1300%, 11/15/27 (144A)	9,995,879		9,797,654
Pagaya AI Debt Selection Trust 2021-1 CERT, 0%, 11/15/27 (144A)‡,¤	1,846,154		55,385
Pagaya AI Debt Selection Trust 2022-1 C, 4.8880%, 10/15/29 (144A)	3,679,513		3,051,643
Palmer Square European Loan Funding 2023-1A D,
EURIBOR 3 Month + 5.7500%, 8.8770%, 11/15/32 (144A)‡	6,941,000	EUR	7,571,371
Palmer Square Loan Funding 2022-5A C,
CME Term SOFR 3 Month + 3.9100%, 8.5676%, 1/15/31 (144A)‡	7,000,000		6,770,421
Pawnee Equipment Receivables 2022-1 D, 7.2300%, 7/17/28 (144A)	5,000,000		4,885,872
Pawnee Equipment Receivables 2022-1 E, 9.5000%, 9/17/29 (144A)	5,379,000		5,247,584

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	$6,165,000	$5,994,990
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,202,213
Point Securitization Trust 2021-1 A1, 3.2282%, 2/25/52 (144A)‡	5,244,786	4,936,028
Prestige Auto Receivables Trust 2023-1A E, 9.8800%, 5/15/30 (144A)	6,000,000	5,889,552
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	8,627,739	7,947,503
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	10,461,373	9,700,443
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,152,716	6,877,400
Pretium Mortgage Credit Partners LLC 2021-RN4 A1, 2.4871%, 10/25/51 (144A)‡	16,299,634	14,422,746
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	10,500,000	8,490,908
PRIMA Capital Ltd 2021-9A C,
ICE LIBOR USD 1 Month + 2.3500%, 7.5066%, 12/15/37 (144A)‡	15,000,000	14,118,195
Progress Residential Trust 2021-SFR11 F, 4.4200%, 1/17/39 (144A)	4,885,000	3,904,972
Progress Residential Trust 2022-SFR1 F, 4.8800%, 2/17/41 (144A)	9,000,000	7,361,982
Progress Residential Trust 2022-SFR3 F, 6.6000%, 4/17/39 (144A)	2,500,000	2,312,186
Project Silver, 6.9000%, 7/15/44 (144A)‡	898,315	167,329
Rad CLO Ltd 2023-18A D,
CME Term SOFR 3 Month + 5.2500%, 9.9652%, 4/15/36 (144A)‡	6,588,000	6,617,574
Rad CLO Ltd 2023-19A D,
CME Term SOFR 3 Month + 5.7500%, 10.8450%, 4/20/35 (144A)‡	7,000,000	6,996,969
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	10,163,093	8,055,890
Reach Financial LLC 2022-2A D, 9.0000%, 5/15/30 (144A)	8,000,000	7,600,964
Sand Trust 2021-1A D,
ICE LIBOR USD 3 Month + 3.5500%, 8.8103%, 10/15/34 (144A)‡	8,000,000	7,294,784
Sand Trust 2023-1A D, CME Term SOFR 3 Month + 6.0200%, 0%, 7/20/36 (144A)‡	5,000,000	4,974,635
Santander Bank Auto Credit-Linked Notes 2022-B E, 8.6810%, 8/16/32 (144A)	3,245,460	3,181,730
Santander Bank Auto Credit-Linked Notes 2022-C E, 11.3660%, 12/15/32 (144A)	3,372,320	3,355,962
Santander Bank Auto Credit-Linked Notes 2023-A E, 10.0680%, 6/15/33 (144A)	1,000,000	997,083
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,446,047
Santander Consumer Auto Receivables Trust 2021-AA E,
3.2800%, 3/15/27 (144A)	1,750,000	1,617,422
SB Multifamily Repack Trust 2020-FRR2 A2, 6.7428%, 12/27/39 (144A)‡	18,551,319	17,594,373
SEB Funding LLC 2021-1A A2, 4.9690%, 1/30/52 (144A)	18,700,133	16,406,675
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	1,798,598	1,736,337
Sierra Receivables Funding Co LLC 2021-1A D, 3.1700%, 11/20/37 (144A)	3,822,145	3,486,112
Sierra Receivables Funding Co LLC 2022-3A C, 7.6300%, 7/20/39 (144A)	1,650,517	1,625,748
Sierra Receivables Funding Co LLC 2023-1A C, 7.0000%, 1/20/40 (144A)	2,196,969	2,123,525
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,055,029	979,327
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	1,843,150	1,724,278
SMRT 2022-MINI E, CME Term SOFR 1 Month + 2.7000%, 7.8470%, 1/15/39 (144A)‡	7,000,000	6,529,594
Sprite Limited 2021-1 B, 5.1000%, 11/15/46 (144A)	4,804,908	3,951,921
Sprite Limited 2021-1 C, 8.8350%, 11/15/46 (144A)	4,679,954	3,907,936
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,182,976
Tesla Auto Lease Trust 2021-A E, 2.6400%, 3/20/25 (144A)	14,850,000	14,385,853
Theorem Funding Trust 2022-3A A, 7.6000%, 4/15/29 (144A)	6,946,016	6,964,399
Thrust Engine Leasing 2021-1A A, 4.1630%, 7/15/40 (144A)	9,050,918	7,593,992
Thunderbolt Aircraft Lease Ltd 2017-A B, 5.7500%, 5/17/32 (144A)Ç	2,345,719	1,706,392
TPI Re-Remic Trust 2022-FRR1 DK33, 0%, 7/25/46 (144A)◊	2,237,000	2,197,207
TPI Re-Remic Trust 2022-FRR1 DK34, 0%, 7/25/46 (144A)◊	5,124,000	5,032,852
TPI Re-Remic Trust 2022-FRR1 DK35, 0%, 8/25/46 (144A)◊	2,639,000	2,592,056
TPI Re-Remic Trust 2022-FRR1 EK34, 0%, 7/25/46 (144A)◊	5,000,000	4,900,632
Tricolor Auto Securitization Trust 2022-1A E, 7.7900%, 8/16/27 (144A)	10,870,000	10,800,492
Tricolor Auto Securitization Trust 2023-1A D, 8.5600%, 7/15/27 (144A)	5,750,000	5,840,909
TVEST LLC 2021-A B, 0%, 9/15/33 (144A)	6,550,000	5,088,695
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	2,525,590	2,516,779
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	6,917,312	6,907,200
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	19,500,957	19,347,532
Upstart Securitization Trust 2021-1 B, 1.8900%, 3/20/31 (144A)	2,024,821	2,014,320
Upstart Securitization Trust 2021-1 C, 4.0600%, 3/20/31 (144A)	10,250,000	9,753,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Upstart Securitization Trust 2023-1 B, 8.3500%, 2/20/33 (144A)	$6,235,000		$6,183,776
VASA Trust 2021-VASA D,
ICE LIBOR USD 1 Month + 2.1000%, 7.2930%, 7/15/39 (144A)‡	7,000,000		5,329,924
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 9.0930%, 7/15/39 (144A)‡	5,500,000		2,775,848
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,750,000		5,260,045
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	12,000,000		10,966,685
Wells Fargo Commercial Mortgage Trust 2021-C61 XA, 1.4943%, 11/15/54‡,¤	81,123,056		5,587,613
Westgate Resorts 2018-4A C,
ICE LIBOR USD 3 Month + 3.3000%, 8.5551%, 10/25/31 (144A)‡	2,000,000		1,912,262
Westgate Resorts 2022-1A D, 3.8380%, 8/20/36 (144A)	2,476,908		2,313,744
Westlake Automobile Receivable Trust 2020-3A F, 5.1100%, 5/17/27 (144A)	7,000,000		6,746,116
Westlake Automobile Receivable Trust 2021-3A E, 3.4200%, 4/15/27 (144A)	5,000,000		4,574,948
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	5,342,081		3,899,719
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	1,426,007		891,255
Woodward Capital Management 2017-280P B,
ICE LIBOR USD 1 Month + 1.0800%, 6.2620%, 9/15/34 (144A)‡	5,400,000		5,028,646
Worldwide Plaza Trust 2017-WWP F, 3.7154%, 11/10/36 (144A)‡	4,305,008		1,221,869
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 7.7103%, 1/16/31 (144A)‡	1,250,000		1,236,071
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 6.8203%, 1/16/31 (144A)‡	2,703,433		2,688,645
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,814,878,508)			1,700,360,179
Bank Loans and Mezzanine Loans– 6.3%
Basic Industry – 0.4%
Aruba Investments Holdings LLC,
ICE LIBOR USD 1 Month + 7.7500%, 12.9430%, 11/24/28‡	5,786,000		5,091,680
Herens US Holdco Corp, CME Term SOFR 3 Month + 3.9250%, 9.2669%, 7/3/28‡	7,539,754		6,354,354
			11,446,034
Brokerage – 0.4%
Advisor Group Holdings Inc,
ICE LIBOR USD 1 Month + 4.5000%, 9.6930%, 7/31/26‡	1,840,066		1,845,036
Aretec Group Inc, CME Term SOFR 1 Month + 4.6000%, 9.1048%, 3/8/30ƒ,‡	3,927,000		3,914,748
Citadel Securities LP, CME Term SOFR 1 Month + 2.5000%, 7.7170%, 2/2/28‡	7,274,019		7,277,818
			13,037,602
Capital Goods – 0.5%
Arcline FM Holdings LLC,
CME Term SOFR 3 Month + 8.2500%, 13.7535%, 6/25/29‡	8,009,010		7,288,199
Standard Industries Inc, CME Term SOFR 1 Month + 2.5000%, 7.6916%, 9/22/28‡	7,851,082		7,871,517
Summit Materials LLC, CME Term SOFR 6 Month + 3.0000%, 8.4915%, 12/14/27‡	707,445		710,763
			15,870,479
Communications – 0.2%
Directv Financing LLC, CME Term SOFR 1 Month + 5.0000%, 10.2170%, 8/2/27‡	5,712,000		5,577,939
Consumer Cyclical – 2.5%
Arches Buyer Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 12/6/27ƒ,‡	7,436,588		7,164,706
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 11.7727%, 4/23/24‡	4,409,192		2,733,699
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 13.3369% (13.22% Cash or 13.34% PIK), 4/23/24‡,Ø,¢	1,613		1,613
Entain Holdings Gibraltar Ltd,
EURIBOR 3 Month + 3.7500%, 7.3010%, 6/30/28ƒ,‡	4,770,000	EUR	5,168,771
Entain Holdings Gibraltar Ltd,
CME Term SOFR 1 Month + 3.6000%, 8.6763%, 10/31/29ƒ,‡	1,800,000		1,791,450
Flutter Financing BV, CME Term SOFR 3 Month + 3.2500%, 8.7535%, 7/22/28‡	8,648,162		8,654,042
Loire Finco Luxembourg, EURIBOR 12 Month + 2.7500%, 6.1680%, 4/21/27‡	2,660,000	EUR	2,759,259
LSF9 Atlantis Holdings LLC,
CME Term SOFR 3 Month + 7.2500%, 12.4919%, 3/31/29‡	8,343,750		8,229,023
Mic Glen LLC, CME Term SOFR 1 Month + 6.7500%, 11.9525%, 7/20/29‡	7,907,942		7,275,307
Olaplex Inc, CME Term SOFR 1 Month + 3.5000%, 8.7025%, 2/23/29‡	6,221,250		5,816,003

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Cyclical– (continued)
Rent-A-Center Inc, ICE LIBOR USD 3 Month + 3.2500%, 8.5625%, 2/17/28‡	$4,660,795	$4,667,485
Sovos Brands Intermediate Inc,
ICE LIBOR USD 3 Month + 3.5000%, 8.7727%, 6/8/28‡	3,495,764	3,452,067
Stars Group Holdings BV, CME Term SOFR 3 Month + 2.2500%, 7.7535%, 7/21/26‡	5,320,865	5,316,236
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 12.6537%, 2/4/28‡	5,683,991	5,328,742
Wyndham Worldwide Corp, CME Term SOFR 3 Month + 4.0000%, 9.3543%, 12/14/29‡	4,477,500	4,470,023
		72,828,426
Consumer Non-Cyclical – 0.8%
Eyecare Partners LLC, CME Term SOFR 3 Month + 6.7500%, 12.2535%, 11/15/29‡	7,500,000	4,980,000
Fortrea Inc, CME Term SOFR 1 Month + 3.7500%, 8.9223%, 6/12/30ƒ,‡	1,543,000	1,542,229
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 9.9810%, 3/1/28‡	3,359,525	2,863,995
Mamba Purchaser Inc, CME Term SOFR 1 Month + 6.5000%, 11.7170%, 10/15/29‡	4,000,000	3,760,000
Perrigo Investments LLC, CME Term SOFR 1 Month + 2.2500%, 7.4525%, 4/20/29‡	4,950,000	4,906,688
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 8.8963%, 8/31/26‡	2,380,784	2,376,189
Topgolf Callaway Brands Corp,
CME Term SOFR 1 Month + 3.5000%, 8.7025%, 3/15/30‡	2,762,956	2,765,272
		23,194,373
Diversified Consumer Services – 0.2%
Driven Holdings LLC, ICE LIBOR USD 1 Month + 3.0000%, 8.1541%, 12/17/28‡	4,567,872	4,465,095
Diversified Financial Services – 0.4%
Delta 2 Lux Sarl, CME Term SOFR 1 Month + 3.0000%, 8.1025%, 1/15/30‡	6,300,000	6,296,850
Luxembourg Investment Co 428 Sarl,
CME Term SOFR 3 Month + 5.0000%, 10.0483%, 1/3/29‡	7,944,280	5,779,464
		12,076,314
Energy – 0.1%
Covanta Holding Corp, CME Term SOFR 3 Month + 3.0000%, 8.1476%, 11/30/28‡	1,662,981	1,653,635
Covanta Holding Corp, CME Term SOFR 3 Month + 3.0000%, 8.1476%, 11/30/28‡	130,730	129,995
		1,783,630
Technology – 0.5%
Magenta Buyer LLC, ICE LIBOR USD 1 Month + 8.2500%, 13.5300%, 7/27/29‡	8,900,000	5,740,500
Mitchell International Inc,
ICE LIBOR USD 1 Month + 3.7500%, 8.9430%, 10/15/28‡	7,742,000	7,552,321
		13,292,821
Transportation – 0.3%
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 8.1431%, 7/21/28‡	7,192,822	6,965,985
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 8.1431%, 7/21/28‡	2,696,078	2,603,953
		9,569,938
Total Bank Loans and Mezzanine Loans (cost $196,773,145)		183,142,651
Corporate Bonds– 27.1%
Banking – 2.1%
American Express Co,
US Treasury Yield Curve Rate 5 Year + 2.8540%, 3.5500%‡,µ	2,697,000	2,238,510
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	5,537,000	4,348,687
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	6,932,000	6,783,026
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 4.9690%, 9.2500% (144A)‡,µ	4,267,000	4,397,625
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.5970%, 4.0000%‡,µ	5,000,000	4,268,750
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.4170%, 3.8750%‡,µ	5,310,000	4,447,125
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	7,269,000	6,089,191
Credit Suisse Group AG, SOFR + 3.7300%, 4.1940%, 4/1/31 (144A)‡	3,186,000	2,835,729
JPMorgan Chase & Co, SOFR + 1.0150%, 2.0690%, 6/1/29‡	4,309,000	3,695,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	$2,163,000		$2,112,981
JPMorgan Chase & Co,
US Treasury Yield Curve Rate 5 Year + 2.8500%, 3.6500%‡,µ	2,501,000		2,201,255
Morgan Stanley, CME Term SOFR 3 Month + 1.8896%, 4.4310%, 1/23/30‡	2,117,000		2,014,189
Morgan Stanley, SOFR + 3.1200%, 3.6220%, 4/1/31‡	3,996,000		3,600,759
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	1,574,000		1,553,604
Royal Bank of Canada, 5.0000%, 5/2/33	11,100,000		10,831,603
			61,418,559
Basic Industry – 1.0%
Celanese US Holdings LLC, 6.3300%, 7/15/29	1,443,000		1,433,070
Celanese US Holdings LLC, 6.3790%, 7/15/32#	2,119,000		2,137,379
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)#	6,918,000		6,441,622
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000		6,405,797
IAMGOLD Corp, 5.7500%, 10/15/28 (144A)	3,491,000		2,611,810
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	9,000,000		7,174,620
Neon Holdings Inc, 10.1250%, 4/1/26 (144A)	3,021,000		2,779,291
			28,983,589
Brokerage – 0.1%
Nasdaq Inc, 5.5500%, 2/15/34	1,970,000		1,977,748
Nasdaq Inc, 5.9500%, 8/15/53	1,966,000		2,012,968
			3,990,716
Capital Goods – 1.5%
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27Ø	9,468,244	EUR	7,957,164
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27 (144A)Ø	1,468,400	EUR	1,234,051
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	3,388,380		2,745,083
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 8.8820%‡,µ	3,149,000		3,148,996
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	3,087,627
Knife River Corp, 7.7500%, 5/1/31 (144A)	3,706,000		3,752,401
LABL Inc, 8.2500%, 11/1/29 (144A)	8,536,000		7,138,230
Regal Rexnord Corp, 6.3000%, 2/15/30 (144A)	2,843,000		2,834,585
Regal Rexnord Corp, 6.4000%, 4/15/33 (144A)	1,897,000		1,895,401
Trinity Industries Inc, 7.7500%, 7/15/28 (144A)	10,829,000		10,896,681
			44,690,219
Communications – 1.4%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		5,451,895
AT&T Inc, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%‡,µ	5,300,000	EUR	5,326,959
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		5,891,800
Gray Television Inc, 4.7500%, 10/15/30 (144A)	5,500,000		3,729,715
Netflix Inc, 3.6250%, 6/15/30	8,071,000	EUR	8,369,003
Scripps Escrow II Inc, 5.3750%, 1/15/31 (144A)	5,804,000		4,090,650
T-Mobile USA Inc, 3.3750%, 4/15/29	4,899,000		4,424,032
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		3,923,794
			41,207,848
Consumer Cyclical – 2.7%
Adler Pelzer Holding GmbH, 9.5000%, 4/1/27 (144A)	6,450,000	EUR	6,500,952
Carnival Corp, 7.6250%, 3/1/26 (144A)#	7,567,000		7,411,111
Carnival Corp, 6.0000%, 5/1/29 (144A)	6,514,000		5,815,923
CBRE Services Inc, 5.9500%, 8/15/34	7,979,000		7,878,663
Ford Motor Credit Co LLC, 7.3500%, 11/4/27	5,197,000		5,306,761
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)#	10,378,000		9,713,600
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	3,218,000		2,782,155
Kohl's Corp, 4.6250%, 5/1/31Ç	7,649,000		5,322,021
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	3,700,000		3,214,764
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	6,689,000		5,773,927
LKQ Corp, 6.2500%, 6/15/33 (144A)	5,850,000		5,894,102
Royal Caribbean Cruises Ltd, 7.2500%, 1/15/30 (144A)	1,800,000		1,823,119
VICI Properties LP, 4.9500%, 2/15/30	4,993,000		4,683,833
VICI Properties LP, 5.1250%, 5/15/32	1,932,000		1,807,665

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Victoria's Secret & Co, 4.6250%, 7/15/29 (144A)#	$5,339,000		$3,902,208
			77,830,804
Consumer Non-Cyclical – 4.6%
AdaptHealth LLC, 6.1250%, 8/1/28 (144A)	8,398,000		7,274,561
AMN Healthcare Inc, 4.0000%, 4/15/29 (144A)	4,005,000		3,492,600
B&G Foods Inc, 5.2500%, 4/1/25	6,486,000		6,192,117
Catalent Pharma Solutions Inc, 2.3750%, 3/1/28	5,060,000	EUR	4,438,044
Cheplapharm Arzneimittel GmbH, 7.5000%, 5/15/30 (144A)	6,760,000	EUR	7,399,792
Fortrea Holdings Inc, 7.5000%, 7/1/30 (144A)	3,600,000		3,686,292
HCA Inc, 3.6250%, 3/15/32 (144A)	682,000		591,982
HCA Inc, 5.5000%, 6/1/33	6,949,000		6,937,197
Heartland Dental LLC / Heartland Dental Finance Corp,
10.5000%, 4/30/28 (144A)#	11,834,000		11,760,037
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	7,721,000		5,503,297
IQVIA Inc, 2.2500%, 3/15/29	4,650,000	EUR	4,331,855
IQVIA Inc, 6.5000%, 5/15/30 (144A)	3,109,000		3,139,696
Mattel Inc, 5.4500%, 11/1/41#	3,250,000		2,694,342
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	7,824,000		6,454,990
Owens & Minor Inc, 6.6250%, 4/1/30 (144A)#	7,828,000		7,102,031
Pediatrix Medical Group Inc, 5.3750%, 2/15/30 (144A)#	7,533,000		6,930,360
Pfizer Investment Enterprises Pte Ltd, 4.7500%, 5/19/33	4,607,000		4,589,642
Pilgrim's Pride Corp, 5.8750%, 9/30/27 (144A)	9,658,000		9,542,127
Pilgrim's Pride Corp, 6.2500%, 7/1/33	10,977,000		10,632,234
Teva Pharmaceutical Finance Netherlands III BV, 7.8750%, 9/15/29	4,975,000		5,126,897
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	8,753,000		8,097,159
Universal Health Services Inc, 2.6500%, 1/15/32	7,779,000		6,131,856
			132,049,108
Electric – 1.5%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	8,480,000		6,741,600
American Electric Power Co Inc, 5.6250%, 3/1/33	3,096,000		3,147,577
American Electric Power Co Inc,
US Treasury Yield Curve Rate 5 Year + 2.6750%, 3.8750%, 2/15/62‡,#	5,517,000		4,381,767
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	3,354,000		2,883,534
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	3,072,000		2,454,938
IPALCO Enterprises Inc, 4.2500%, 5/1/30	4,008,000		3,626,159
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	1,933,000		1,508,987
NRG Energy Inc, 3.8750%, 2/15/32 (144A)	5,418,000		4,174,490
NRG Energy Inc, 7.0000%, 3/15/33 (144A)	9,733,000		9,813,638
Xcel Energy Inc, 4.6000%, 6/1/32	4,725,000		4,461,840
			43,194,530
Energy – 3.9%
AmeriGas Partners LP / AmeriGas Finance Corp, 5.7500%, 5/20/27	7,888,000		7,250,873
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	5,752,000		5,324,887
Civitas Resources Inc, 8.3750%, 7/1/28 (144A)	9,000,000		9,101,700
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	7,432,000		6,522,139
Enerflex Ltd, 9.0000%, 10/15/27 (144A)	4,645,000		4,519,446
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,183,000		5,983,185
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 9.6184%‡,µ	7,858,000		6,465,200
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	3,318,000		2,906,515
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	13,378,000		13,138,586
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	5,561,000		4,851,973
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	9,769,000		9,304,973
Occidental Petroleum Corp, 7.8750%, 9/15/31	4,784,000		5,333,216
Rockies Express Pipeline LLC, 4.9500%, 7/15/29 (144A)	1,462,000		1,337,730
SM Energy Co, 5.6250%, 6/1/25	8,923,000		8,719,466
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Energy– (continued)
5.5000%, 1/15/28 (144A)	$5,739,000		$5,245,346
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	1,155,000		993,801
Venture Global Calcasieu Pass LLC, 6.2500%, 1/15/30 (144A)	7,655,000		7,593,279
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	8,166,000		7,837,054
			112,429,369
Finance Companies – 1.9%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	5,509,000		4,920,655
FirstCash Inc, 5.6250%, 1/1/30 (144A)	5,664,000		5,119,260
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	2,318,000		2,283,609
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,509,000		3,623,994
Navient Corp, 9.3750%, 7/25/30	13,750,000		13,676,437
OWL Rock Core Income Corp, 4.7000%, 2/8/27	8,032,000		7,288,410
PennyMac Financial Services Inc, 5.7500%, 9/15/31 (144A)	8,000,000		6,524,708
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,499,000		3,648,048
Springleaf Finance Corp, 6.8750%, 3/15/25	8,426,000		8,342,848
			55,427,969
Financial Institutions – 0.9%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		1,950,000
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	4,962,000		4,565,040
Burford Capital Global Finance LLC, 6.8750%, 4/15/30 (144A)	4,025,000		3,668,865
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	2,123,980
GGAM Finance Ltd, 8.0000%, 6/15/28 (144A)	12,600,000		12,606,426
			24,914,311
Government Sponsored – 0.1%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	2,193,000		2,189,689
Insurance – 1.1%
Athene Global Funding, 2.6460%, 10/4/31 (144A)	8,600,000		6,510,110
Broadstreet Partners Inc, 5.8750%, 4/15/29 (144A)	7,633,000		6,621,927
Brown & Brown Inc, 4.9500%, 3/17/52	3,218,000		2,754,245
Centene Corp, 3.3750%, 2/15/30	14,292,000		12,283,116
Prudential Financial Inc, 3.7000%, 3/13/51	3,673,000		2,813,670
			30,983,068
Mortgage Assets – 0.4%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		5,678,001
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000		4,807,340
			10,485,341
Real Estate Investment Trusts (REITs) – 0.7%
Alexandria Real Estate Equities Inc, 4.7500%, 4/15/35	5,706,000		5,294,218
Broadstone Net Lease LLC, 2.6000%, 9/15/31	2,870,000		2,056,440
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000		6,162,250
Lexington Realty Trust, 2.7000%, 9/15/30	3,324,000		2,654,568
Safehold Operating Partnership LP, 2.8000%, 6/15/31	5,556,000		4,309,454
			20,476,930
Technology – 2.4%
Acuris Finance US Inc / Acuris Finance SARL, 5.0000%, 5/1/28 (144A)	2,685,000		2,078,152
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	8,552,000		6,964,687
CA Magnum Holdings, 5.3750%, 10/31/26 (144A)	6,237,000		5,584,378
Entegris Inc, 3.6250%, 5/1/29 (144A)	8,081,000		6,964,044
Equinix Inc, 2.5000%, 5/15/31	8,726,000		7,104,667
Fiserv Inc, 5.6000%, 3/2/33	4,500,000		4,580,157
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	9,000,000		8,964,421
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	5,631,000		5,073,840
Iron Mountain Inc, 4.5000%, 2/15/31 (144A)	3,754,000		3,225,544
Leidos Inc, 5.7500%, 3/15/33	3,278,000		3,256,509
Seagate HDD Cayman, 8.2500%, 12/15/29 (144A)	3,000,000		3,133,410

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Seagate HDD Cayman, 9.6250%, 12/1/32 (144A)	$5,969,237	$6,586,683
Trimble Inc, 6.1000%, 3/15/33	7,117,000	7,211,159
		70,727,651
Transportation – 0.8%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	6,400,000	5,606,848
Rand Parent LLC, 8.5000%, 2/15/30 (144A)#	18,427,000	16,682,934
		22,289,782
Total Corporate Bonds (cost $831,090,964)		783,289,483
Mortgage-Backed Securities– 25.0%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	16,732,212	15,613,898
3.5000%, TBA, 15 Year Maturity	15,731,117	14,960,277
4.0000%, TBA, 15 Year Maturity	24,687,000	23,836,360
3.0000%, TBA, 30 Year Maturity	31,587,142	27,826,187
3.5000%, TBA, 30 Year Maturity	121,753,696	111,027,926
4.0000%, TBA, 30 Year Maturity	152,830,871	143,567,829
4.5000%, TBA, 30 Year Maturity	100,287,498	96,462,332
5.0000%, TBA, 30 Year Maturity	91,178,023	89,342,974
		522,637,783
Fannie Mae Pool:
3.0000%, 10/1/34	135,027	126,599
6.0000%, 2/1/37	610	640
3.0000%, 9/1/42	998,975	903,113
3.0000%, 1/1/43	1,294,878	1,170,621
3.0000%, 2/1/43	3,921,804	3,545,467
3.0000%, 2/1/43	513,963	464,643
3.0000%, 2/1/43	33,761	30,519
3.0000%, 3/1/43	1,665,132	1,505,200
3.0000%, 3/1/43	465,425	420,722
3.0000%, 5/1/43	388,219	350,931
3.0000%, 5/1/43	1,892	1,710
5.0000%, 7/1/44	5,226	5,258
4.5000%, 10/1/44	3,581	3,537
4.5000%, 3/1/45	5,430	5,362
3.0000%, 7/1/45	2,110,525	1,907,815
3.5000%, 12/1/45	256,776	238,170
4.5000%, 2/1/46	7,696	7,588
3.5000%, 7/1/46	12,498	11,601
3.0000%, 9/1/46	935,379	845,620
3.0000%, 11/1/46	307,655	276,564
3.0000%, 1/1/47	52,658	47,336
3.5000%, 3/1/47	225,465	209,128
4.0000%, 5/1/47	831,315	797,989
3.5000%, 7/1/47	199,317	184,875
3.5000%, 8/1/47	2,455	2,266
3.5000%, 1/1/48	3,022	2,798
4.0000%, 1/1/48	11,305	10,836
3.5000%, 3/1/48	3,050,863	2,815,257
4.0000%, 3/1/48	3,503	3,357
3.5000%, 7/1/48	5,071,795	4,682,737
4.5000%, 12/1/48	544,123	532,354
3.0000%, 9/1/49	356,805	319,858
4.0000%, 10/1/51	27,212,117	25,805,507
5.5000%, 10/1/52	13,155,237	13,110,272
5.5000%, 10/1/52	9,643,813	9,721,630
3.0000%, 2/1/57	5,101,615	4,494,829
3.0000%, 6/1/57	22,007	19,387
		74,582,096

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Gold Pool:
3.5000%, 1/1/47	$151,829	$141,997
Freddie Mac Pool:
3.0000%, 5/1/31	1,285,066	1,219,993
3.0000%, 9/1/32	195,381	184,327
3.0000%, 1/1/33	109,195	103,018
3.0000%, 10/1/34	339,153	317,969
3.0000%, 10/1/34	148,996	139,690
6.0000%, 4/1/40	13,416	14,117
3.0000%, 2/1/43	3,700	3,344
3.5000%, 2/1/43	3,181	2,970
3.0000%, 3/1/43	84,861	76,707
3.0000%, 6/1/43	131,492	116,883
3.0000%, 11/1/43	4,168,273	3,768,106
3.5000%, 2/1/44	10,706	9,995
4.5000%, 5/1/44	2,623	2,588
3.5000%, 12/1/44	198,954	185,733
3.0000%, 1/1/45	2,409	2,172
3.5000%, 7/1/46	2,289	2,120
4.0000%, 3/1/47	6,643	6,364
3.5000%, 9/1/47	4,045	3,733
3.5000%, 12/1/47	40,106	37,208
3.5000%, 2/1/48	2,463	2,279
4.0000%, 4/1/48	1,440	1,377
4.5000%, 4/1/49	1,103,033	1,075,066
4.0000%, 5/1/49	4,424,797	4,196,776
3.5000%, 8/1/49	1,999,098	1,838,512
3.0000%, 12/1/49	573,094	508,944
3.0000%, 12/1/49	329,298	292,438
		14,112,429
Ginnie Mae:
3.5000%, TBA, 30 Year Maturity	98,660,539	91,052,726
4.0000%, TBA, 30 Year Maturity	16,054,402	15,173,336
5.0000%, TBA, 30 Year Maturity	7,343,765	7,212,649
		113,438,711
Ginnie Mae I Pool:
4.5000%, 8/15/46	10,432	10,155
4.0000%, 7/15/47	2,993	2,859
4.0000%, 8/15/47	345	330
4.0000%, 11/15/47	591	565
4.0000%, 12/15/47	1,918	1,832
		15,741
Ginnie Mae II Pool:
4.5000%, 2/20/48	101,397	99,207
4.5000%, 5/20/48	2,493	2,438
4.5000%, 5/20/48	938	917
		102,562
Total Mortgage-Backed Securities (cost $734,123,070)		725,031,319
Common Stocks– 0.1%
Metals & Mining – 0.1%
Hudbay Minerals Inc	546,362	2,622,538
Professional Services – 0%
Clarivate Analytics PLC*	4,217	40,188
Total Common Stocks (cost $2,918,742)		2,662,726
Preferred Stocks– 0.1%
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Finance Companies – 0.1%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	100,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Preferred Stocks– (continued)
Finance Companies– (continued)
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	$482,625
		582,625
Industrial – 0%
Project Silver, 3/15/44 (144A)‡	1,500,000	187,500
START Ireland, 3/15/44 (144A)‡	1,500,000	180,000
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	43,238
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	100,000
		510,738
Total Preferred Stocks (cost $16,005,046)		1,104,148
Investment Companies– 4.7%
Money Markets – 4.7%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $136,329,275)	136,301,661	136,328,921
Investments Purchased with Cash Collateral from Securities Lending– 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	14,706,842	14,706,842
Time Deposits – 0.1%
Royal Bank of Canada, 5.0600%, 7/3/23	$3,676,710	3,676,710
Total Investments Purchased with Cash Collateral from Securities Lending (cost $18,383,552)		18,383,552
Total Investments (total cost $3,750,502,302) – 122.6%		3,550,302,979
Liabilities, net of Cash, Receivables and Other Assets – (22.6)%		(654,151,975)
Net Assets – 100%		$2,896,151,004

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,329,380,565	93.8%
Canada	37,796,915	1.1
Ireland	29,632,442	0.8
Luxembourg	29,464,507	0.8
Cayman Islands	26,018,455	0.7
Germany	18,938,371	0.5
France	13,370,340	0.4
Israel	13,224,056	0.4
Peru	12,847,419	0.4
Panama	10,485,341	0.3
United Kingdom	9,719,480	0.3
Australia	6,089,191	0.2
India	5,584,378	0.1
Switzerland	2,835,729	0.1
Burkina Faso	2,611,810	0.1
Czech Republic	2,123,980	0.0
Bermuda	180,000	0.0

Total	$3,550,302,979	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$2,560,360	$11,756	$(3,146)	$136,328,921
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	118,831∆	-	-	14,706,842
Total Affiliated Investments - 5.2%	$2,679,191	$11,756	$(3,146)	$151,035,763

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	27,922,135	1,301,560,670	(1,193,162,494)	136,328,921
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	14,134,115	129,562,451	(128,989,724)	14,706,842

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Canadian Dollar	9/21/23	(4,998,100)	$3,793,074	14,758
JPMorgan Chase Bank, National Association:
Euro	9/21/23	(57,688,000)	63,109,380	(89,107)
State Street Bank and Trust Company:
Euro	9/21/23	(4,722,300)	5,197,017	23,632
Total				$(50,717)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	3,492	9/29/23	$392,031,563	$(7,445,810)
5 Year US Treasury Note	1,894	10/4/23	202,835,563	(3,719,824)
Total - Futures Long				(11,165,634)
Futures Short:
2 Year US Treasury Note	1,138	10/4/23	(231,405,188)	2,933,907
Ultra 10-Year Treasury Note	99	9/29/23	(11,725,313)	(11,920)
Ultra Long Term US Treasury Bond	87	9/29/23	(11,851,031)	(96,163)
US Treasury Long Bond	60	9/29/23	(7,614,375)	17,344
Total - Futures Short				2,843,168
Total				$(8,322,466)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 38,390	$ -	$ 38,390
*Futures contracts	-	2,951,251	$ 2,951,251

Total Asset Derivatives	$ 38,390	$ 2,951,251	$ 2,989,641
Liability Derivatives:
Forward foreign currency exchange contracts	$ 89,107	$ -	$ 89,107
*Futures contracts	-	11,273,717	$11,273,717

Total Liability Derivatives	$ 89,107	$11,273,717	$11,362,824

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(47,514,830)	$(47,514,830)
Forward foreign currency exchange contracts	-	(764,206)	-	$ (764,206)
Swap contracts	(3,704,481)	-	-	$ (3,704,481)

Total	$ (3,704,481)	$(764,206)	$(47,514,830)	$(51,983,517)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (4,976,083)	$ (4,976,083)
Forward foreign currency exchange contracts	-	(311,909)	-	$ (311,909)
Swap contracts	(10,045,111)	-	-	$(10,045,111)

Total	$(10,045,111)	$(311,909)	$ (4,976,083)	$(15,333,103)

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Credit default swaps:
Average notional amount - buy protection	$ 124,379,115
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	9,775,126
Average amounts sold - in USD	63,720,428
Futures contracts:
Average notional amount of contracts - long	1,161,712,508
Average notional amount of contracts - short	415,328,912

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$14,758	$—	$—	$14,758
JPMorgan Chase Bank, National Association	17,556,969	—	(17,556,969)	—
State Street Bank and Trust Company	23,632	—	—	23,632

Total	$17,595,359	$—	$(17,556,969)	$38,390
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$89,107	$—	$—	$89,107

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $2,145,338,221, which represents 74.1% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2023 is $881,861, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is

26	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,699,490,716	$869,463
Bank Loans and Mezzanine Loans	-	183,141,038	1,613
Corporate Bonds	-	783,289,483	-
Mortgage-Backed Securities	-	725,031,319	-
Common Stocks	2,662,726	-	-
Preferred Stocks	-	1,093,363	10,785
Investment Companies	-	136,328,921	-
Investments Purchased with Cash Collateral from Securities Lending	-	18,383,552	-
Total Investments in Securities	$2,662,726	$3,546,758,392	$881,861
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	38,390	-
Futures Contracts	2,951,251	-	-
Total Assets	$5,613,977	$3,546,796,782	$881,861
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$89,107	$-
Futures Contracts	11,273,717	-	-
Total Liabilities	$11,273,717	$89,107	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,599,466,185)(1)	$3,399,267,216
Affiliated investments, at value (cost $151,036,117)	151,035,763
Deposits with brokers for futures	13,376,296
Forward foreign currency exchange contracts	38,390
Closed foreign currency contracts	8,568,747
Variation margin receivable on futures contracts	612,896
Trustees' deferred compensation	73,278
Receivables:
Interest	24,531,199
Investments sold	6,573,865
Fund shares sold	4,284,882
Dividends from affiliates	487,924
Other assets	31,980
Total Assets	3,608,882,436
Liabilities:
Due to custodian	4,779,528
Foreign cash due to custodian	4,303,333
Collateral for securities loaned (Note 3)	18,383,552
Forward foreign currency exchange contracts	89,107
Variation margin payable on futures contracts	164,990
Payables:	—
TBA investments purchased	637,179,547
Investments purchased	36,787,991
Fund shares repurchased	8,181,366
Advisory fees	1,392,646
Dividends	456,388
Transfer agent fees and expenses	385,571
Professional fees	86,209
Trustees' deferred compensation fees	73,278
12b-1 Distribution and shareholder servicing fees	56,524
Trustees' fees and expenses	16,966
Affiliated fund administration fees payable	6,251
Custodian fees	4,492
Accrued expenses and other payables	383,693
Total Liabilities	712,731,432
Net Assets	$2,896,151,004

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,425,174,499
Total distributable earnings (loss)	(529,023,495)
Total Net Assets	$2,896,151,004
Net Assets - Class A Shares	$34,132,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,046,486
Net Asset Value Per Share(2)	$8.44
Maximum Offering Price Per Share(3)	$8.86
Net Assets - Class C Shares	$55,343,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,558,986
Net Asset Value Per Share(2)	$8.44
Net Assets - Class D Shares	$85,805,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,168,985
Net Asset Value Per Share	$8.44
Net Assets - Class I Shares	$2,550,145,030
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	302,299,629
Net Asset Value Per Share	$8.44
Net Assets - Class N Shares	$73,778,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,743,634
Net Asset Value Per Share	$8.44
Net Assets - Class S Shares	$2,029,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	240,682
Net Asset Value Per Share	$8.43
Net Assets - Class T Shares	$94,915,897
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,254,266
Net Asset Value Per Share	$8.43

(1) Includes $17,556,969 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$181,045,610
Dividends from affiliates	2,560,360
Dividends	1,872,271
Affiliated securities lending income, net	118,831
Unaffiliated securities lending income, net	36,365
Other income	927,769
Total Investment Income	186,561,206
Expenses:
Advisory fees	15,700,507
12b-1 Distribution and shareholder servicing fees:
Class A Shares	105,678
Class C Shares	546,010
Class S Shares	3,527
Transfer agent administrative fees and expenses:
Class D Shares	102,824
Class S Shares	3,527
Class T Shares	305,871
Transfer agent networking and omnibus fees:
Class A Shares	23,623
Class C Shares	45,044
Class I Shares	2,420,455
Other transfer agent fees and expenses:
Class A Shares	2,891
Class C Shares	2,715
Class D Shares	13,026
Class I Shares	127,308
Class N Shares	3,378
Class S Shares	48
Class T Shares	1,550
Shareholder reports expense	235,819
Professional fees	201,841
Custodian fees	166,321
Registration fees	130,563
Affiliated fund administration fees	90,477
Trustees’ fees and expenses	78,092
Other expenses	559,951
Total Expenses	20,871,046
Less: Excess Expense Reimbursement and Waivers	(12,103)
Net Expenses	20,858,943
Net Investment Income/(Loss)	165,702,263

See Notes to Financial Statements.

30	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(182,714,656)
Investments in affiliates	11,756
Forward foreign currency exchange contracts	(764,206)
Futures contracts	(47,514,830)
Swap contracts	(3,704,481)
Total Net Realized Gain/(Loss) on Investments	(234,686,417)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	153,985,327
Investments in affiliates	(3,146)
Forward foreign currency exchange contracts	(311,909)
Futures contracts	(4,976,083)
Swap contracts	(10,045,111)
Total Change in Unrealized Net Appreciation/Depreciation	138,649,078
Net Increase/(Decrease) in Net Assets Resulting from Operations	$69,664,924

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$165,702,263	$121,994,343
Net realized gain/(loss) on investments	(234,686,417)	(93,415,323)
Change in unrealized net appreciation/depreciation	138,649,078	(375,719,935)
Net Increase/(Decrease) in Net Assets Resulting from Operations	69,664,924	(347,140,915)
Dividends and Distributions to Shareholders:
Class A Shares	(2,385,795)	(2,535,097)
Class C Shares	(2,901,630)	(2,360,641)
Class D Shares	(5,127,265)	(4,349,450)
Class I Shares	(144,264,596)	(117,851,696)
Class N Shares	(4,351,757)	(4,378,152)
Class S Shares	(78,993)	(33,689)
Class T Shares	(6,949,103)	(8,153,049)
Total Dividends and Distributions to Shareholders	(166,059,139)	(139,661,774)
Return of Capital on Dividends and Distributions
Class A Shares	(38,203)	(31,545)
Class C Shares	(46,463)	(35,270)
Class D Shares	(82,101)	(50,890)
Class I Shares	(2,310,054)	(1,333,778)
Class N Shares	(69,683)	(52,643)
Class S Shares	(1,265)	(379)
Class T Shares	(111,273)	(100,119)
Total Return of Capital Dividends and Distributions	(2,659,042)	(1,604,624)
Net Decrease from Dividends and Distributions to Shareholders	(168,718,181)	(141,266,398)
Capital Share Transactions:
Class A Shares	(13,711,287)	(8,643,788)
Class C Shares	(5,080,081)	2,009,650
Class D Shares	(2,303,288)	(2,175,198)
Class I Shares	111,338,742	366,961,875
Class N Shares	7,846,063	(41,998,008)
Class S Shares	867,431	605,584
Class T Shares	(58,394,849)	(43,085,492)
Net Increase/(Decrease) from Capital Share Transactions	40,562,731	273,674,623
Net Increase/(Decrease) in Net Assets	(58,490,526)	(214,732,690)
Net Assets:
Beginning of period	2,954,641,530	3,169,374,220
End of period	$2,896,151,004	$2,954,641,530

See Notes to Financial Statements.

32	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.89	$9.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.33	0.39	0.40	0.42
Net realized and unrealized gain/(loss)	(0.27)	(1.33)	0.67	(0.34)	0.25
Total from Investment Operations	0.21	(1.00)	1.06	0.06	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.36)	(0.41)	(0.40)	(0.44)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.50)	(0.39)	(0.41)	(0.48)	(0.44)
Net Asset Value, End of Period	$8.44	$8.73	$10.12	$9.47	$9.89
Total Return*	2.50%	(10.18)%	11.38%(3)	0.61%	7.11%
Net Assets, End of Period (in thousands)	$34,132	$49,566	$67,032	$49,168	$20,276
Average Net Assets for the Period (in thousands)	$42,121	$63,735	$57,669	$40,103	$14,907
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.90%	0.91%	0.92%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.90%	0.91%	0.92%	1.00%
Ratio of Net Investment Income/(Loss)	5.64%	3.43%	3.91%	4.19%	4.35%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

*  Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  Less than $0.005 on a per share basis.

(3)  0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.33%.

(4)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.26	0.32	0.33	0.35
Net realized and unrealized gain/(loss)	(0.29)	(1.33)	0.67	(0.35)	0.23
Total from Investment Operations	0.14	(1.07)	0.99	(0.02)	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.28)	(0.34)	(0.33)	(0.36)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.02)	—
Total Dividends and Distributions	(0.44)	(0.31)	(0.34)	(0.40)	(0.36)
Net Asset Value, End of Period	$8.44	$8.74	$10.12	$9.47	$9.89
Total Return*	1.65%	(10.75)%	10.58%(3)	(0.18)%	6.20%
Net Assets, End of Period (in thousands)	$55,343	$62,504	$71,133	$63,574	$30,350
Average Net Assets for the Period (in thousands)	$57,811	$73,171	$67,010	$50,662	$20,980
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.66%	1.64%	1.71%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.66%	1.64%	1.71%	1.76%
Ratio of Net Investment Income/(Loss)	4.99%	2.70%	3.19%	3.43%	3.60%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

*  Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1)  Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  Less than $0.005 on a per share basis.

(3)  0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 10.53%.

(4)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50	0.35	0.40	0.42	0.44
Net realized and unrealized gain/(loss)	(0.29)	(1.33)	0.68	(0.35)	0.23
Total from Investment Operations	0.21	(0.98)	1.08	0.07	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.37)	(0.43)	(0.41)	(0.45)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.51)	(0.40)	(0.43)	(0.49)	(0.45)
Net Asset Value, End of Period	$8.44	$8.74	$10.12	$9.47	$9.89
Total Return*	2.55%	(9.93)%	11.57%(3)	0.77%	7.18%
Net Assets, End of Period (in thousands)	$85,806	$91,299	$108,418	$78,091	$57,522
Average Net Assets for the Period (in thousands)	$86,965	$104,991	$91,918	$79,433	$42,770
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.73%	0.74%	0.76%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.73%	0.74%	0.76%	0.84%
Ratio of Net Investment Income/(Loss)	5.88%	3.61%	4.07%	4.30%	4.54%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

*  Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1)  Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  Less than $0.005 on a per share basis.

(3)  0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.52%.

(4)  Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.88	$9.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.51	0.36	0.41	0.43	0.44
Net realized and unrealized gain/(loss)	(0.29)	(1.34)	0.67	(0.34)	0.24
Total from Investment Operations	0.22	(0.98)	1.08	0.09	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.38)	(0.43)	(0.42)	(0.46)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.51)	(0.41)	(0.43)	(0.50)	(0.46)
Net Asset Value, End of Period	$8.44	$8.73	$10.12	$9.47	$9.88
Total Return*	2.72%	(9.99)%	11.63%(3)	0.93%	7.25%
Net Assets, End of Period (in thousands)	$2,550,145	$2,522,907	$2,570,289	$1,805,985	$909,014
Average Net Assets for the Period (in thousands)	$2,420,274	$2,803,141	$2,061,334	$1,542,112	$476,391
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.69%	0.69%	0.70%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.69%	0.69%	0.70%	0.78%
Ratio of Net Investment Income/(Loss)	5.95%	3.68%	4.13%	4.42%	4.59%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.58%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.51	0.37	0.42	0.44	0.45
Net realized and unrealized gain/(loss)	(0.29)	(1.33)	0.67	(0.36)	0.24
Total from Investment Operations	0.22	(0.96)	1.09	0.08	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.39)	(0.44)	(0.42)	(0.47)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.52)	(0.42)	(0.44)	(0.50)	(0.47)
Net Asset Value, End of Period	$8.44	$8.74	$10.12	$9.47	$9.89
Total Return*	2.70%	(9.80)%	11.73%(3)	0.90%	7.32%
Net Assets, End of Period (in thousands)	$73,779	$68,120	$121,983	$88,092	$6,763
Average Net Assets for the Period (in thousands)	$71,508	$101,875	$104,964	$20,729	$3,933
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.59%	0.60%	0.63%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.59%	0.60%	0.63%	0.71%
Ratio of Net Investment Income/(Loss)	6.06%	3.73%	4.21%	4.68%	4.67%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.68%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.73	$10.11	$9.46	$9.91	$9.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.32	0.39	0.39	0.43
Net realized and unrealized gain/(loss)	(0.30)	(1.34)	0.67	(0.37)	0.27
Total from Investment Operations	0.18	(1.02)	1.06	0.02	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.33)	(0.41)	(0.39)	(0.46)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.48)	(0.36)	(0.41)	(0.47)	(0.46)
Net Asset Value, End of Period	$8.43	$8.73	$10.11	$9.46	$9.91
Total Return*	2.16%	(10.30)%	11.32%(3)	0.19%	7.51%
Net Assets, End of Period (in thousands)	$2,030	$1,202	$745	$987	$652
Average Net Assets for the Period (in thousands)	$1,396	$890	$898	$775	$908
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.45%	1.33%	1.43%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.15%	0.98%	1.03%	0.89%
Ratio of Net Investment Income/(Loss)	5.66%	3.33%	3.88%	4.05%	4.47%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.27%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

38	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.89	$9.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.34	0.40	0.41	0.42
Net realized and unrealized gain/(loss)	(0.29)	(1.34)	0.67	(0.35)	0.25
Total from Investment Operations	0.20	(1.00)	1.07	0.06	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.36)	(0.42)	(0.40)	(0.44)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—
Return of capital	(0.01)	—(2)	—	(0.03)	—
Total Dividends and Distributions	(0.50)	(0.39)	(0.42)	(0.48)	(0.44)
Net Asset Value, End of Period	$8.43	$8.73	$10.12	$9.47	$9.89
Total Return*	2.45%	(10.12)%	11.47%(3)	0.67%	7.17%
Net Assets, End of Period (in thousands)	$94,916	$159,043	$229,774	$285,912	$149,662
Average Net Assets for the Period (in thousands)	$122,278	$202,714	$291,205	$250,371	$105,637
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.84%	0.85%	0.86%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.83%	0.86%	0.95%
Ratio of Net Investment Income/(Loss)	5.65%	3.50%	4.01%	4.27%	4.42%
Portfolio Turnover Rate(4)	62%	75%	119%	188%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.42%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the year.

Financial assets of $801,719 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Janus Investment Fund	45

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

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Notes to Financial Statements

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 50% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2023.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

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Notes to Financial Statements

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to

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Notes to Financial Statements

purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the

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Notes to Financial Statements

purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,556,969. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2023 is $18,383,552, resulting in the net amount due from the counterparty of $826,583.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

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Notes to Financial Statements

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

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Notes to Financial Statements

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $5,199.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $6,497.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

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Notes to Financial Statements

accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2023, the Fund engaged in cross trades amounting to $2,388,811 in purchases $25,406,781 in sales, resulting in a net realized loss of $3,378,163. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(332,867,211)	$ (597,025)	$ (80,811)	$(195,478,448)

The Fund has elected to defer qualified late-year losses. These losses will be deferred for tax purposes and recognized during the next fiscal year.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

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Notes to Financial Statements

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(186,473,565)	$(146,393,646)	$ (332,867,211)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,745,781,427	$19,689,862	$(215,168,310)	$ (195,478,448)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (8,373,183)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 166,059,139	$ -	$ 2,659,042	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 133,372,182	$ 6,289,592	$ 1,604,624	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,597,155	$ 13,653,908	3,512,155	$ 34,685,238
Reinvested dividends and distributions	277,849	2,354,715	259,890	2,514,847
Shares repurchased	(3,504,055)	(29,719,910)	(4,721,195)	(45,843,873)
Net Increase/(Decrease)	(1,629,051)	$ (13,711,287)	(949,150)	$ (8,643,788)
Class C Shares:
Shares sold	890,839	$ 7,555,783	2,219,963	$ 21,892,520
Reinvested dividends and distributions	344,568	2,919,683	246,899	2,381,260
Shares repurchased	(1,831,842)	(15,555,547)	(2,339,517)	(22,264,130)
Net Increase/(Decrease)	(596,435)	$ (5,080,081)	127,345	$ 2,009,650
Class D Shares:
Shares sold	1,536,322	$ 13,099,257	3,410,009	$ 33,432,311
Reinvested dividends and distributions	565,428	4,792,347	426,998	4,125,281
Shares repurchased	(2,384,484)	(20,194,892)	(4,096,910)	(39,732,790)
Net Increase/(Decrease)	(282,734)	$ (2,303,288)	(259,903)	$ (2,175,198)
Class I Shares:
Shares sold	153,087,255	$1,298,871,566	149,981,113	$1,463,410,864
Reinvested dividends and distributions	16,912,083	143,268,553	11,822,831	113,937,965
Shares repurchased	(156,597,238)	(1,330,801,377)	(126,898,055)	(1,210,386,954)
Net Increase/(Decrease)	13,402,100	$ 111,338,742	34,905,889	$ 366,961,875
Class N Shares:
Shares sold	3,681,449	$ 31,124,939	4,626,991	$ 44,871,422
Reinvested dividends and distributions	456,474	3,865,951	393,069	3,835,550
Shares repurchased	(3,191,730)	(27,144,827)	(9,276,670)	(90,704,980)
Net Increase/(Decrease)	946,193	$ 7,846,063	(4,256,610)	$ (41,998,008)
Class S Shares:
Shares sold	164,764	$ 1,400,868	79,987	$ 756,904
Reinvested dividends and distributions	9,470	80,162	3,575	34,068
Shares repurchased	(71,246)	(613,599)	(19,572)	(185,388)
Net Increase/(Decrease)	102,988	$ 867,431	63,990	$ 605,584
Class T Shares:
Shares sold	4,138,666	$ 35,370,261	7,538,261	$ 73,701,449
Reinvested dividends and distributions	829,823	7,036,060	847,371	8,196,736
Shares repurchased	(11,930,238)	(100,801,170)	(12,885,155)	(124,983,677)
Net Increase/(Decrease)	(6,961,749)	$ (58,394,849)	(4,499,523)	$ (43,085,492)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,690,462,357	$1,828,211,597	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU

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Notes to Financial Statements

provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Multi-Sector Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

72	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	73

Janus Henderson Multi-Sector Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	93%
Return of Capital Distributions	$2,659,042

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	75

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

76	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	79

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	81

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of U.S. Securitized Products of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Lead, Multi-Sector Credit Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of Fixed-Income Strategy of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	83

Janus Henderson Multi-Sector Income Fund

Notes

NotesPage1

84	JUNE 30, 2023

Janus Henderson Multi-Sector Income Fund

Notes

NotesPage2

Janus Investment Fund	85

Janus Henderson Multi-Sector Income Fund

Notes

NotesPage3

86	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93028 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Responsible International Dividend Fund (Formerly Janus Henderson Dividend & Income Builder Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Responsible International Dividend Fund

Janus Henderson Responsible International Dividend Fund (unaudited)

Ben Lofthouse co-portfolio manager	Faizan Baig co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Responsible International Dividend Fund Class I shares returned 17.70%. The Fund’s primary benchmark, the MSCI World ex-USA IndexSM, returned 17.41%.

Please note that the Fund’s name was changed from the Dividend & Income Builder Fund to the Responsible International Dividend Fund on October 28, 2022. This overview and the performance discussion reflect the period as a whole.

INVESTMENT ENVIRONMENT

Equity markets rose over the period as inflationary pressures began to ease, suggesting a higher likelihood of central banks around the world slowing the pace of interest rate hikes. Leading indicators of economic activity improved marginally from depressed levels, while corporate profit results were broadly above expectations. Financial markets were adversely impacted by the collapse of two U.S. regional banks, which raised fears about a potential global banking crisis. However, the rescue of Swiss bank Credit Suisse by rival UBS assured investors that governments would intervene to avert such an outcome, leading to a quick recovery in share prices. At the end of the period, equity markets were given a boost led by information technology (IT) companies that had exposure to artificial intelligence (AI), a phenomenon that some say could revolutionize the IT sector.

PERFORMANCE DISCUSSION

The Fund’s moderate outperformance over the 12-month period was led by strong stock selection and positioning.

The largest contributor to relative performance was the Fund’s underweight allocation to the energy sector, one of the lowest-performing sectors in the index during the period. Industrials holdings Schneider Electric and nVent Electric benefited relative returns, as did the Fund’s stock selection in consumer discretionary, where our holding in Swiss jewelry-maker Compagnie Financière Richemont was one of the top individual contributors.

Stock selection in communication services detracted on a relative basis due to the disappointing performance of telecommunications holding Tele2 AB. In IT, while the Fund’s stock selection weighed on performance, our overweight allocation in the sector contributed. The Fund’s fixed income allocation (pre-October 28, 2022) also detracted from relative returns as global bonds experienced a disappointing period on the back of rising inflation expectations.

OUTLOOK

It is a difficult time to make predictions. Interest rates are being raised into a slowing growth environment, so in the short term, the outlook for economic growth is more negative than expected last year. However, there have been some more positive recent developments. First, recent inflation data has been easing, supporting our view that we are a fair way through the interest rate hike cycle – a positive for market sentiment. Second, China’s reversal of its zero-COVID policy should accelerate economic growth in that country and be supportive of the Chinese-exposed names in the portfolio, as well as global growth in general.

We are confident that the companies held in the portfolio have the ability to successfully weather the current conditions and that a great deal of bad news is priced in. We continue to be positively surprised by the shareholder returns being announced in terms of dividends and share buybacks, suggesting management teams, too, are confident about the long-term outlooks for their companies.

Thank you for your investment in the Janus Henderson Responsible International Dividend Fund.

Janus Investment Fund	1

Janus Henderson Responsible International Dividend Fund (unaudited)

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Cie Financiere Richemont SA (REG)	2.51%	1.12%	Fidelity National Information Services Inc	1.25%	-0.86%
Schneider Electric SE	2.61%	0.64%	Crown Castle International Corp	1.32%	-0.80%
nVent Electric PLC	1.19%	0.59%	Tele2 AB	2.01%	-0.73%
Tokyo Electron Ltd	1.59%	0.57%	GSK PLC	2.17%	-0.68%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2.71%	0.53%	Direct Line Insurance Group PLC	0.80%	-0.67%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World ex-USA Index
		Contribution	Average Weight	Average Weight
	Energy	1.44%	1.95%	6.26%
	Industrials	1.06%	13.26%	15.02%
	Consumer Discretionary	0.39%	6.43%	10.79%
	Consumer Staples	0.19%	10.53%	9.92%
	Health Care	0.16%	18.89%	11.91%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World ex-USA Index
		Contribution	Average Weight	Average Weight
	Communication Services	-1.57%	7.32%	4.35%
	Other**	-0.46%	2.68%	0.00%
	Real Estate	-0.16%	1.32%	2.38%
	Materials	0.04%	4.11%	7.96%
	Information Technology	0.06%	17.32%	7.88%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Responsible International Dividend Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
RELX PLC
Professional Services	4.3%
Nestle SA (REG)
Food Products	4.2%
Unilever PLC
Personal Products	3.7%
Schneider Electric SE
Electrical Equipment	3.5%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	3.4%
19.1%

Asset Allocation - (% of Net Assets)
Common Stocks	91.8%
Investment Companies	3.3%
Preferred Stocks	2.7%
Other	2.2%
100.0%

Emerging markets comprised 7.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	17.51%	5.57%	6.35%	6.88%	1.27%	1.16%
Class A Shares at MOP	10.77%	4.34%	5.81%	6.37%
Class C Shares at NAV	16.67%	4.78%	5.54%	6.07%	2.04%	1.92%
Class C Shares at CDSC	15.67%	4.78%	5.54%	6.07%
Class D Shares	17.71%	5.75%	6.50%	7.03%	1.14%	0.99%
Class I Shares	17.70%	5.80%	6.58%	7.11%	1.04%	0.93%
Class N Shares	17.82%	5.89%	6.59%	7.11%	1.08%	0.84%
Class S Shares	17.75%	5.75%	6.33%	6.84%	6.12%	1.35%
Class T Shares	17.53%	5.64%	6.39%	6.92%	1.21%	1.09%
MSCI World ex-USA Index	17.41%	4.58%	5.40%	6.35%
MSCI World Index	18.51%	9.07%	9.50%	10.28%
Morningstar Quartile - Class I Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value	176/375	29/327	7/273	20/258

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Janus Investment Fund	5

Janus Henderson Responsible International Dividend Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,114.30	$6.24	$1,000.00	$1,018.89	$5.96	1.19%
Class C Shares	$1,000.00	$1,110.70	$9.89	$1,000.00	$1,015.42	$9.44	1.89%
Class D Shares	$1,000.00	$1,115.30	$5.35	$1,000.00	$1,019.74	$5.11	1.02%
Class I Shares	$1,000.00	$1,116.00	$5.09	$1,000.00	$1,019.98	$4.86	0.97%
Class N Shares	$1,000.00	$1,116.50	$4.62	$1,000.00	$1,020.43	$4.41	0.88%
Class S Shares	$1,000.00	$1,116.20	$5.30	$1,000.00	$1,019.79	$5.06	1.01%
Class T Shares	$1,000.00	$1,114.60	$5.82	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Responsible International Dividend Fund

Schedule of Investments

June 30, 2023

Shares		Value
Common Stocks– 91.8%
Automobiles – 2.2%
Bayerische Motoren Werke AG	20,900	$2,565,895
Banks – 2.3%
ING Groep NV	195,814	2,636,036
Beverages – 1.5%
Coca-Cola Co	29,548	1,779,381
Capital Markets – 1.0%
CME Group Inc	6,059	1,122,672
Chemicals – 1.5%
Air Products & Chemicals Inc	6,037	1,808,263
Communications Equipment – 1.1%
Cisco Systems Inc	24,142	1,249,107
Diversified Financial Services – 1.1%
Fidelity National Information Services Inc	23,110	1,264,117
Diversified Telecommunication Services – 4.7%
Deutsche Telekom AG	154,461	3,366,589
TELUS Corp	106,172	2,066,370
		5,432,959
Electrical Equipment – 4.7%
nVent Electric PLC	26,699	1,379,537
Schneider Electric SE	22,419	4,071,823
		5,451,360
Food Products – 4.2%
Nestle SA (REG)	40,253	4,840,434
Health Care Equipment & Supplies – 1.6%
Medtronic PLC	21,281	1,874,856
Household Durables – 2.0%
Sony Corp	25,500	2,291,430
Insurance – 9.4%
AIA Group Ltd	290,200	2,929,517
AXA SA	110,903	3,270,181
Direct Line Insurance Group PLC	416,156	718,403
NN Group NV	31,727	1,173,869
Zurich Insurance Group AG	6,112	2,902,312
		10,994,282
Machinery – 5.6%
Daimler Truck Holding AG	96,671	3,480,751
Sandvik AB	157,105	3,062,976
		6,543,727
Multi-Utilities – 2.0%
National Grid PLC	172,911	2,284,534
Paper & Forest Products – 0.8%
UPM-Kymmene Oyj	33,223	988,523
Personal Products – 3.7%
Unilever PLC	81,955	4,266,263
Pharmaceuticals – 18.4%
AstraZeneca PLC	27,637	3,957,117
GSK PLC	128,763	2,270,721
Merck & Co Inc	15,521	1,790,968
Novartis AG	31,213	3,139,439
Novo Nordisk A/S	23,793	3,834,082
Roche Holding AG	9,513	2,907,695
Sanofi	32,232	3,453,516
		21,353,538
Professional Services – 4.3%
RELX PLC	149,529	4,982,614
Semiconductor & Semiconductor Equipment – 6.8%
MediaTek Inc	77,000	1,701,330
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	39,745	4,011,065

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Schedule of Investments

June 30, 2023

Shares		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Tokyo Electron Ltd	15,400	$2,194,511
		7,906,906
Software – 5.9%
Microsoft Corp	10,298	3,506,881
SAP SE	24,864	3,394,923
		6,901,804
Specialized Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	15,309	1,744,307
Textiles, Apparel & Luxury Goods – 3.3%
Cie Financiere Richemont SA (REG)	22,465	3,807,351
Wireless Telecommunication Services – 2.2%
Tele2 AB	306,761	2,535,690
Total Common Stocks (cost $85,894,801)		106,626,049
Preferred Stocks– 2.7%
Technology Hardware, Storage & Peripherals – 2.7%
Samsung Electronics Co Ltd((cost $2,598,004)	69,316	3,130,162
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $3,805,478)	3,804,717	3,805,478
Total Investments (total cost $92,298,283) – 97.8%		113,561,689
Cash, Receivables and Other Assets, net of Liabilities – 2.2%		2,582,715
Net Assets – 100%		$116,144,404

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$23,596,288	20.8%
Switzerland	17,597,231	15.5
Netherlands	13,058,782	11.5
Germany	12,808,158	11.3
France	10,795,520	9.5
United Kingdom	6,960,054	6.1
Taiwan	5,712,395	5.0
Sweden	5,598,666	4.9
Japan	4,485,941	3.9
Denmark	3,834,082	3.4
South Korea	3,130,162	2.8
Hong Kong	2,929,517	2.6
Canada	2,066,370	1.8
Finland	988,523	0.9

Total	$113,561,689	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Responsible International Dividend Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$122,850	$338	$(385)	$3,805,478

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	4,362,647	44,030,696	(44,587,818)	3,805,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Notes to Schedule of Investments and Other Information

MSCI World ex-USA IndexSM	MSCI World ex-USA IndexSM is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region, excluding the United States.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$106,626,049	$-	$-
Preferred Stocks	3,130,162	-	-
Investment Companies	-	3,805,478	-
Total Assets	$109,756,211	$3,805,478	$-

Janus Investment Fund	11

Janus Henderson Responsible International Dividend Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $88,492,805)	$109,756,211
Affiliated investments, at value (cost $3,805,478)	3,805,478
Cash denominated in foreign currency (cost $15,610)	15,610
Trustees' deferred compensation	2,937
Receivables:
Investments sold	2,001,099
Foreign tax reclaims	878,805
Dividends	353,553
Fund shares sold	179,231
Dividends from affiliates	15,848
Other assets	17,067
Total Assets	117,025,839
Liabilities:
Payables:	—
Fund shares repurchased	615,664
Professional fees	61,731
Advisory fees	37,793
Dividends	23,866
12b-1 Distribution and shareholder servicing fees	13,878
Transfer agent fees and expenses	13,326
Custodian fees	3,184
Trustees' deferred compensation fees	2,937
Trustees' fees and expenses	677
Affiliated fund administration fees payable	253
Accrued expenses and other payables	108,126
Total Liabilities	881,435
Net Assets	$116,144,404

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$95,994,799
Total distributable earnings (loss)	20,149,605
Total Net Assets	$116,144,404
Net Assets - Class A Shares	$33,194,748
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,326,248
Net Asset Value Per Share(1)	$14.27
Maximum Offering Price Per Share(2)	$15.14
Net Assets - Class C Shares	$7,572,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	546,989
Net Asset Value Per Share(1)	$13.84
Net Assets - Class D Shares	$17,311,043
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,211,010
Net Asset Value Per Share	$14.29
Net Assets - Class I Shares	$42,375,780
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,957,800
Net Asset Value Per Share	$14.33
Net Assets - Class N Shares	$10,258,739
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	717,114
Net Asset Value Per Share	$14.31
Net Assets - Class S Shares	$68,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,786
Net Asset Value Per Share	$14.23
Net Assets - Class T Shares	$5,363,393
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	376,215
Net Asset Value Per Share	$14.26

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Responsible International Dividend Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends	$4,865,109
Interest	223,177
Dividends from affiliates	122,850
Other income	97,033
Foreign tax withheld	(422,637)
Total Investment Income	4,885,532
Expenses:
Advisory fees	906,455
12b-1 Distribution and shareholder servicing fees:
Class A Shares	77,710
Class C Shares	87,595
Class S Shares	3
Transfer agent administrative fees and expenses:
Class D Shares	18,330
Class S Shares	156
Class T Shares	22,645
Transfer agent networking and omnibus fees:
Class A Shares	19,217
Class C Shares	6,654
Class I Shares	42,546
Other transfer agent fees and expenses:
Class A Shares	2,263
Class C Shares	497
Class D Shares	4,368
Class I Shares	2,707
Class N Shares	364
Class S Shares	3
Class T Shares	175
Registration fees	131,428
Professional fees	67,084
Non-affiliated fund administration fees	64,018
Shareholder reports expense	25,060
Custodian fees	19,925
Affiliated fund administration fees	3,827
Trustees’ fees and expenses	3,220
Other expenses	54,200
Total Expenses	1,560,450
Less: Excess Expense Reimbursement and Waivers	(243,026)
Net Expenses	1,317,424
Net Investment Income/(Loss)	3,568,108

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(1,328,007)
Investments in affiliates	338
Total Net Realized Gain/(Loss) on Investments	(1,327,669)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	16,457,717
Investments in affiliates	(385)
Total Change in Unrealized Net Appreciation/Depreciation	16,457,332
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,697,771

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Responsible International Dividend Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$3,568,108	$5,015,746
Net realized gain/(loss) on investments	(1,327,669)	1,711,019
Change in unrealized net appreciation/depreciation	16,457,332	(23,141,230)
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,697,771	(16,414,465)
Dividends and Distributions to Shareholders:
Class A Shares	(1,195,350)	(1,595,453)
Class C Shares	(301,901)	(625,376)
Class D Shares	(624,019)	(661,488)
Class I Shares	(1,848,604)	(3,107,265)
Class N Shares	(299,549)	(209,921)
Class S Shares	(2,524)	(3,069)
Class T Shares	(425,938)	(1,102,718)
Net Decrease from Dividends and Distributions to Shareholders	(4,697,885)	(7,305,290)
Capital Share Transactions:
Class A Shares	(2,285,789)	3,752,398
Class C Shares	(4,111,325)	(5,004,143)
Class D Shares	811,931	5,086,472
Class I Shares	(20,129,493)	(3,327,373)
Class N Shares	2,829,502	6,696,382
Class S Shares	2,524	3,069
Class T Shares	(14,219,877)	(4,754,543)
Net Increase/(Decrease) from Capital Share Transactions	(37,102,527)	2,452,262
Net Increase/(Decrease) in Net Assets	(23,102,641)	(21,267,493)
Net Assets:
Beginning of period	139,247,045	160,514,538
End of period	$116,144,404	$139,247,045

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.66	$14.83	$12.31	$13.09	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.45	0.56	0.36	0.42
Net realized and unrealized gain/(loss)	1.74	(1.95)	2.40	(0.72)	(0.03)
Total from Investment Operations	2.13	(1.50)	2.96	(0.36)	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.48)	(0.44)	(0.42)	(0.37)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.52)	(0.67)	(0.44)	(0.42)	(0.48)
Net Asset Value, End of Period	$14.27	$12.66	$14.83	$12.31	$13.09
Total Return*	17.42%	(10.49)%	24.38%	(2.79)%	3.14%
Net Assets, End of Period (in thousands)	$33,195	$31,754	$33,270	$25,517	$32,262
Average Net Assets for the Period (in thousands)	$30,903	$34,299	$28,797	$30,893	$30,675
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.27%	1.24%	1.25%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.15%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	2.94%	3.14%	4.06%	2.83%	3.23%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.32	$14.49	$12.07	$12.89	$13.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.32	0.44	0.27	0.31
Net realized and unrealized gain/(loss)	1.71	(1.88)	2.36	(0.74)	(0.01)
Total from Investment Operations	1.97	(1.56)	2.80	(0.47)	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.42)	(0.38)	(0.35)	(0.31)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.45)	(0.61)	(0.38)	(0.35)	(0.42)
Net Asset Value, End of Period	$13.84	$12.32	$14.49	$12.07	$12.89
Total Return*	16.50%	(11.11)%	23.48%	(3.68)%	2.41%
Net Assets, End of Period (in thousands)	$7,573	$10,653	$17,760	$21,018	$30,356
Average Net Assets for the Period (in thousands)	$8,950	$15,068	$19,671	$25,897	$30,095
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.12%	2.01%	1.96%	1.98%	2.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.91%	1.87%	1.89%	1.91%
Ratio of Net Investment Income/(Loss)	2.00%	2.27%	3.24%	2.15%	2.48%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.68	$14.84	$12.31	$13.09	$13.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.49	0.60	0.41	0.42
Net realized and unrealized gain/(loss)	1.74	(1.97)	2.38	(0.75)	—(2)
Total from Investment Operations	2.15	(1.48)	2.98	(0.34)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.49)	(0.45)	(0.44)	(0.39)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.54)	(0.68)	(0.45)	(0.44)	(0.50)
Net Asset Value, End of Period	$14.29	$12.68	$14.84	$12.31	$13.09
Total Return*	17.55%	(10.33)%	24.58%	(2.66)%	3.34%
Net Assets, End of Period (in thousands)	$17,311	$14,580	$11,877	$6,861	$6,889
Average Net Assets for the Period (in thousands)	$15,496	$13,972	$8,639	$7,041	$7,362
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.14%	1.12%	1.20%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	0.98%	0.99%	1.01%
Ratio of Net Investment Income/(Loss)	3.12%	3.43%	4.29%	3.20%	3.26%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.71	$14.86	$12.32	$13.11	$13.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.48	0.59	0.41	0.43
Net realized and unrealized gain/(loss)	1.77	(1.94)	2.40	(0.76)	—(2)
Total from Investment Operations	2.16	(1.46)	2.99	(0.35)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.50)	(0.45)	(0.44)	(0.40)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.54)	(0.69)	(0.45)	(0.44)	(0.51)
Net Asset Value, End of Period	$14.33	$12.71	$14.86	$12.32	$13.11
Total Return*	17.62%	(10.23)%	24.68%	(2.68)%	3.41%
Net Assets, End of Period (in thousands)	$42,376	$55,559	$68,416	$74,386	$88,458
Average Net Assets for the Period (in thousands)	$47,935	$66,229	$78,344	$81,753	$97,766
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.04%	0.99%	1.00%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.91%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	2.98%	3.30%	4.27%	3.19%	3.35%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.69	$14.83	$12.30	$13.08	$13.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.60	0.61	0.41	0.42
Net realized and unrealized gain/(loss)	1.70	(2.05)	2.38	(0.74)	0.01
Total from Investment Operations	2.17	(1.45)	2.99	(0.33)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.50)	(0.46)	(0.45)	(0.40)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.55)	(0.69)	(0.46)	(0.45)	(0.51)
Net Asset Value, End of Period	$14.31	$12.69	$14.83	$12.30	$13.08
Total Return*	17.73%	(10.14)%	24.71%	(2.56)%	3.48%
Net Assets, End of Period (in thousands)	$10,259	$6,384	$688	$477	$590
Average Net Assets for the Period (in thousands)	$7,853	$3,798	$582	$518	$723
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.08%	1.44%	1.51%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.88%	0.84%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	3.51%	4.30%	4.41%	3.22%	3.28%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.63	$14.78	$12.27	$13.06	$13.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.48	0.59	0.39	0.43
Net realized and unrealized gain/(loss)	1.73	(1.94)	2.39	(0.75)	(0.02)
Total from Investment Operations	2.14	(1.46)	2.98	(0.36)	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.50)	(0.47)	(0.43)	(0.41)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.54)	(0.69)	(0.47)	(0.43)	(0.52)
Net Asset Value, End of Period	$14.23	$12.63	$14.78	$12.27	$13.06
Total Return*	17.58%	(10.27)%	24.68%	(2.80)%	3.28%
Net Assets, End of Period (in thousands)	$68	$58	$65	$52	$53
Average Net Assets for the Period (in thousands)	$62	$64	$59	$53	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.18%	5.83%	6.21%	6.96%	7.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.95%	0.91%	1.08%	1.04%
Ratio of Net Investment Income/(Loss)	3.12%	3.36%	4.27%	3.04%	3.32%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.65	$14.81	$12.29	$13.08	$13.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.46	0.56	0.41	0.43
Net realized and unrealized gain/(loss)	1.70	(1.95)	2.40	(0.77)	(0.02)
Total from Investment Operations	2.13	(1.49)	2.96	(0.36)	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.48)	(0.44)	(0.43)	(0.38)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)
Total Dividends and Distributions	(0.52)	(0.67)	(0.44)	(0.43)	(0.49)
Net Asset Value, End of Period	$14.26	$12.65	$14.81	$12.29	$13.08
Total Return*	17.45%	(10.41)%	24.45%	(2.80)%	3.29%
Net Assets, End of Period (in thousands)	$5,363	$20,258	$28,439	$26,296	$15,553
Average Net Assets for the Period (in thousands)	$9,029	$24,255	$26,581	$19,478	$11,844
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.21%	1.18%	1.21%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.09%	1.09%	1.10%
Ratio of Net Investment Income/(Loss)	3.22%	3.16%	4.06%	3.29%	3.36%
Portfolio Turnover Rate	62%	34%	52%	59%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Responsible International Dividend Fund (formerly named Janus Henderson Dividend & Income Builder Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks income with the potential for capital growth over the long-term. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	27

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the

28	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,033.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $197.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The

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Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 1,567,398	$ -	$ (1,598,701)	$ -	$ 13,758	$ 20,167,150

Janus Investment Fund	31

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,598,701)	$ -	$ (1,598,701)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 93,394,539	$22,888,420	$ (2,721,270)	$ 20,167,150

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,697,885	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,209,071	$ 2,096,219	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	422,765	$ 5,619,267	459,828	$ 6,635,416
Reinvested dividends and distributions	91,268	1,153,590	109,704	1,542,992
Shares repurchased	(695,081)	(9,058,646)	(305,520)	(4,426,010)
Net Increase/(Decrease)	(181,048)	$ (2,285,789)	264,012	$ 3,752,398
Class C Shares:
Shares sold	48,140	$ 592,045	113,623	$ 1,630,546
Reinvested dividends and distributions	24,431	294,810	44,603	615,637
Shares repurchased	(390,147)	(4,998,180)	(519,115)	(7,250,326)
Net Increase/(Decrease)	(317,576)	$ (4,111,325)	(360,889)	$ (5,004,143)
Class D Shares:
Shares sold	287,663	$ 3,884,555	607,184	$ 8,834,472
Reinvested dividends and distributions	47,822	606,039	45,858	643,416
Shares repurchased	(274,281)	(3,678,663)	(303,717)	(4,391,416)
Net Increase/(Decrease)	61,204	$ 811,931	349,325	$ 5,086,472
Class I Shares:
Shares sold	1,743,365	$ 21,268,990	704,857	$10,313,050
Reinvested dividends and distributions	146,751	1,830,415	218,121	3,084,835
Shares repurchased	(3,303,997)	(43,228,898)	(1,153,891)	(16,725,258)
Net Increase/(Decrease)	(1,413,881)	$(20,129,493)	(230,913)	$ (3,327,373)
Class N Shares:
Shares sold	357,128	$ 4,720,695	489,624	$ 7,162,912
Reinvested dividends and distributions	23,217	299,549	15,140	209,921
Shares repurchased	(166,504)	(2,190,742)	(47,879)	(676,451)
Net Increase/(Decrease)	213,841	$ 2,829,502	456,885	$ 6,696,382
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	200	2,524	219	3,069
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	200	$ 2,524	219	$ 3,069
Class T Shares:
Shares sold	97,585	$ 1,292,370	256,794	$ 3,735,444
Reinvested dividends and distributions	35,817	423,508	77,887	1,096,439
Shares repurchased	(1,358,505)	(15,935,755)	(653,416)	(9,586,426)
Net Increase/(Decrease)	(1,225,103)	$(14,219,877)	(318,735)	$ (4,754,543)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$70,923,687	$ 109,767,728	$ -	$ -

Janus Investment Fund	33

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2023

Janus Henderson Responsible International Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Responsible International Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Responsible International Dividend Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Responsible International Dividend Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Responsible International Dividend Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Responsible International Dividend Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	4%
Foreign Taxes Paid	$423,362
Foreign Source Income	$3,574,312
Qualified Dividend Income Percentage	90%

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Faizan Baig 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Responsible International Dividend Fund	10/20-Present	Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Responsible International Dividend Fund	6/17-Present (predecessor fund: since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Responsible International Dividend Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

62	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93075 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short Duration Flexible Bond Fund

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

For the 12-month period ended June 30, 2023, the Janus Henderson Short-Duration Flexible Bond Fund’s Class I shares returned 1.63% compared with 0.52% for the Fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

While the Bloomberg U.S. Aggregate Bond Index declined 0.94%, it was a different story in short-duration fixed income, as the Bloomberg 1-3 Year U.S. Government/Credit Index rose 0.52% in the 12-month period.

The Treasury yield curve became more inverted, and yields rose across the board. The Federal Reserve (Fed) consistently raised rates to combat inflation before taking a hawkish pause in June 2023 to evaluate the impact of its prior rate hikes. However, the dot plot projection released with the Fed Minutes implied two incremental rate increases before the end of the year.

Rising investor concerns about an economic hard landing pressured returns in the last six months of 2022. However, these concerns dissipated in 2023 as GDP growth exceeded expectations, inflation moderated, and the labor market consistently showed signs of resilience. As a result, expectations for a soft landing increased and risk assets rallied in the back half of the 12-month period.

The yield on the 2-year U.S. Treasury ended June 2023 at 4.90% relative to 2.95% in June of last year. Over the past 12 months, corporate investment-grade credit spreads tightened 32 basis points to 1.23% and high-yield credit spreads tightened 179 basis points to 3.90%.

PERFORMANCE DISCUSSION

Our objective is to generate moderate income from credit spread sectors while limiting drawdowns. To do this, we construct the portfolio with credit risk and a modest amount of interest rate risk.

The portfolio’s structural overweight allocation to credit spread risk was the main driver of relative outperformance. Notably, our overweight exposure to securitized sectors contributed, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), commercial mortgage obligations (CMO), and collateralized loan obligations (CLO). We continue to prefer a higher exposure to securitized credit relative to corporate credit, as we believe spreads on the former are attractively valued and better reflect the risk of a cooling economy. In our view, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration securitized credit is one of the most attractive spots in fixed income now. While our allocation to corporates remains near cycle lows, investment grade and high yield contributed on a security selection and asset allocation basis, respectively.

We remain selective and active within the Fund’s exposure to the banking sector and CMBS. Our banking exposure is consolidated in banks we believe are best positioned to navigate a more challenging lending environment. Within CMBS, we have de minimis exposure to the troubled office sector, preferring sectors with strong fundamentals such as multifamily housing, industrial, and hospitality.

We entered the period with more duration than the index, consistent with the structural bias noted above. Treasury rates were highly volatile during the period, and we actively managed duration amid the volatility. While the

Janus Investment Fund	1

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

portfolio’s interest rate positioning detracted, we believe we are currently well placed for yield-curve steepening, considering the Fed is close to the end of its hiking cycle and yield-curve inversion is near multi-decade highs. We are presently also more comfortable with an overweight allocation to duration risk versus the benchmark, following the rapid rise in Treasury yields late in the period.

DERIVATIVES USAGE

The portfolio made use of derivative instruments in the form of Treasury futures contracts to manage interest rate risk during the period. Use of derivative instruments detracted for the 12-month period ended June 30, 2023. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the portfolio.

OUTLOOK

The U.S. economy continues to show resilience in the face of higher interest rates, which is encouraging. As the Fed hiking cycle marches deeper into its second year, the recession many predicted is yet to materialize. That said, investors should exercise caution – we believe an economic slowdown remains a distinct possibility. Monetary policy works in long and variable lags and, to a large extent, we are yet to feel the full impact of prior rate hikes. A positive development is the easing of recent stress in the banking sector. Notwithstanding, we do expect tighter lending conditions, which is likely to be an additional headwind.

On the core inflation front, we have seen some promising signs of cooling prices while the labor market remains strong. Still, we think the move from the present level of around 4% to the Fed’s target of 2% might end up being slower and bumpier than markets are expecting. In our view, it seems unlikely that inflation would come back down to 2% without an economic slowdown. So, while the progress on inflation has increased the probability of a soft landing, it is not our base case.

Most developed market central banks continue to push in the same upward direction on interest rates, but this is now largely priced into rates markets. While a stronger-for-longer economy is likely to necessitate a higher-for-longer interest rate environment, we think the risk that interest rates go materially higher from here is slim. As such, taking advantage of the yield available at the front end of the yield curve through high-quality, short-duration credit remains one of the most attractive spots in fixed income.

There are both positive and negative scenarios on the horizon, but it is late in the cycle, so while the portfolio maintains a large exposure to spread sectors to generate income, we remain cautious around the overall amount of spread risk in the portfolio. As such, we focus on high-quality bonds that we believe can withstand an economic downturn and eschew lower-quality issuers and industries that are more sensitive to tighter lending conditions, while favoring exposure to securitized sectors where spreads better reflect the risks of our outlook. And, as always, we maintain a dynamic and flexible approach that we believe can take advantage of opportunities that present themselves as the environment evolves.

Thank you for your investment in the Janus Henderson Short-Duration Flexible Bond Fund.

An inverted yield curve occurs when short-term yields are higher than long-term yields.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%.

Credit spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers and narrowing indicates improving.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.29%	3.43%
Class A Shares MOP	3.21%	3.35%
Class C Shares**	2.51%	2.67%
Class D Shares	3.48%	3.63%
Class I Shares	3.44%	3.58%
Class N Shares	3.60%	3.74%
Class S Shares	2.32%	3.24%
Class T Shares	3.36%	3.49%
Weighted Average Maturity		2.9 Years
Average Effective Duration***		2.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.3%
AA	44.3%
A	6.6%
BBB	10.5%
BB	2.1%
B	0.6%
Not Rated	30.1%
Other	3.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	39.5%
United States Treasury Notes/Bonds	36.0%
Corporate Bonds	15.4%
Mortgage-Backed Securities	5.2%
Investment Companies	3.3%
Other	0.6%
100.0%

Janus Investment Fund	3

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.39%	0.85%	0.90%	3.04%	0.79%	0.70%
Class A Shares at MOP	-1.04%	0.32%	0.64%	2.88%
Class C Shares at NAV	0.75%	0.17%	0.15%	2.34%	1.57%	1.45%
Class C Shares at CDSC	-0.24%	0.17%	0.15%	2.34%
Class D Shares	1.56%	1.02%	1.06%	3.36%	0.63%	0.53%
Class I Shares	1.63%	1.13%	1.12%	3.27%	0.61%	0.45%
Class N Shares	1.33%	1.08%	1.13%	3.37%	0.50%	0.39%
Class S Shares	0.84%	0.66%	0.69%	2.86%	1.46%	0.90%
Class T Shares	1.45%	0.91%	0.95%	3.31%	0.73%	0.64%
Bloomberg 1-3 Year U.S. Government/Credit Index	0.52%	1.13%	0.99%	3.36%**
Morningstar Quartile - Class T Shares	3rd	4th	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	273/579	373/520	301/444	68/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

4	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,012.70	$3.49	$1,000.00	$1,021.32	$3.51	0.70%
Class C Shares	$1,000.00	$1,005.80	$6.76	$1,000.00	$1,018.05	$6.80	1.36%
Class D Shares	$1,000.00	$1,010.00	$2.59	$1,000.00	$1,022.22	$2.61	0.52%
Class I Shares	$1,000.00	$1,013.90	$2.30	$1,000.00	$1,022.51	$2.31	0.46%
Class N Shares	$1,000.00	$1,010.60	$1.99	$1,000.00	$1,022.81	$2.01	0.40%
Class S Shares	$1,000.00	$1,008.20	$4.38	$1,000.00	$1,020.43	$4.41	0.88%
Class T Shares	$1,000.00	$1,009.50	$3.14	$1,000.00	$1,021.67	$3.16	0.63%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 39.5%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 6.0620%, 9/15/34 (144A)‡	$2,890,000	$2,805,777
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	2,087,737	2,054,571
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	34,278	34,228
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	1,028,507	1,014,154
ACHV ABS Trust 2023-2PL A, 6.4200%, 5/20/30 (144A)	1,076,388	1,076,094
ACHV Trust 2023-1PL A, 6.4200%, 3/18/30 (144A)	527,492	527,443
ACM Auto Trust 2023-1A A, 6.6100%, 1/22/30 (144A)	1,993,527	1,993,241
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	1,402,000	1,363,829
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	140,895	134,703
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	127,435	120,438
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	591,844	523,512
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 6.3817%, 7/18/34 (144A)‡	491,000	479,857
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	1,724,846	1,669,541
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	507,182	496,945
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.0450%, 4/15/37 (144A)‡	3,717,000	3,618,860
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.1815%, 10/15/36 (144A)‡	3,623,932	3,599,918
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.3415%, 10/15/36 (144A)‡	850,000	841,468
BX Commercial Mortgage Trust 2021-21M A,
ICE LIBOR USD 1 Month + 0.7300%, 5.9230%, 10/15/36 (144A)‡	1,868,489	1,807,897
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	1,598,000	1,546,651
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.0615%, 2/15/36 (144A)‡	1,817,000	1,759,670
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 7.5933%, 9/15/36 (144A)‡	3,235,000	3,029,726
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.8962%, 4/15/39 (144A)‡	1,958,741	1,872,682
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	98,432	98,296
CBAM CLO Management 2019-11RA A2,
ICE LIBOR USD 3 Month + 1.5000%, 6.7504%, 1/20/35 (144A)‡	4,325,000	4,169,884
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	2,170,457	1,876,435
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	796,368	671,045
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	12,308,912	11,953,360
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	185,866	184,745
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	224,534	221,063
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	667,334	646,789
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	533,086	515,094
Chase Mortgage Finance Corp 2020-CL1 M1,
ICE LIBOR USD 1 Month + 2.2500%, 7.4004%, 10/25/57 (144A)‡	3,076,660	3,018,191
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 6.5153%, 10/21/31 (144A)‡	1,278,000	1,246,394
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 6.8727%, 1/23/35 (144A)‡	1,432,000	1,386,169
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	909,090	873,499
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0933%, 11/15/37 (144A)‡	3,282,205	3,224,027
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 6.4933%, 11/15/37 (144A)‡	1,683,863	1,653,428
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 6.8433%, 11/15/37 (144A)‡	1,690,744	1,658,137
COLEM Mortgage Trust 2022-HLNE A, 2.5430%, 4/12/42 (144A)‡	4,914,000	3,792,203
Conn Funding II LP 2022-A A, 5.8700%, 12/15/26 (144A)	106,619	106,601
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 7.5504%, 4/25/31 (144A)‡	32,485	32,586

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.4504%, 8/25/31 (144A)‡	$5,066	$5,066
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 7.3004%, 9/25/31 (144A)‡	129,871	130,054
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 7.2504%, 10/25/39 (144A)‡	2,242	2,246
Connecticut Avenue Securities Trust 2021-R02 2M1,
US 30 Day Average SOFR + 0.9000%, 5.9666%, 11/25/41 (144A)‡	1,591,945	1,579,030
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 11/25/41 (144A)‡	2,548,000	2,480,731
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.7166%, 12/25/41 (144A)‡	951,000	918,973
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 8.2166%, 12/25/41 (144A)‡	1,759,000	1,723,208
Connecticut Avenue Securities Trust 2022-R01 1M2,
US 30 Day Average SOFR + 1.9000%, 6.9666%, 12/25/41 (144A)‡	1,997,000	1,944,836
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	1,755,801	1,760,051
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 3/25/42 (144A)‡	791,452	792,740
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 7.8166%, 5/25/42 (144A)‡	700,652	713,349
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.6166%, 7/25/42 (144A)‡	869,667	880,335
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.4666%, 12/25/42 (144A)‡	884,952	889,167
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.5666%, 4/25/43 (144A)‡	2,053,167	2,070,814
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	84,998	84,944
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,236,715	2,198,769
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 6.1730%, 5/15/36 (144A)‡	3,693,810	3,670,075
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 6.6230%, 5/15/36 (144A)‡	4,095,810	4,049,670
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.5000%, 8.6930%, 12/15/35 (144A)‡	2,743,000	2,729,858
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.2308%, 4/15/26 (144A)‡	1,408,948	1,395,829
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	4,854,990	4,431,523
DBCCRE Mortgage Trust 2014-ARCP E, 5.0990%, 1/10/34 (144A)‡	4,240,000	4,002,461
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	2,114,000	1,814,760
Diamond Resorts Owner Trust 2021-1A A, 1.5100%, 11/21/33 (144A)	565,065	517,952
Donlen Fleet Lease Funding 2021-2 B, 0.9800%, 12/11/34 (144A)	1,572,000	1,491,310
Donlen Fleet Lease Funding 2021-2 C, 1.2000%, 12/11/34 (144A)	1,471,000	1,387,459
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	1,918,882	1,879,752
DROP Mortgage Trust 2021-FILE A,
ICE LIBOR USD 1 Month + 1.1500%, 6.3430%, 10/15/43 (144A)‡	3,929,000	3,577,551
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 5.9577%, 4/20/34 (144A)‡	740,000	728,722
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,895,000	2,885,494
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	2,687,000	2,698,135
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	1,081,000	1,015,032
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 8.0440%, 7/15/38 (144A)‡	3,264,180	3,159,626
First Investors Auto Owner Trust 2022-1A A, 2.0300%, 1/15/27 (144A)	1,831,053	1,779,795
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	5,430,889	4,552,402
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	1,221,950	1,214,279
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 7.1004%, 10/25/49 (144A)‡	109,754	109,906

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 12/25/50 (144A)‡	$1,024,022	$1,033,592
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 8.2504%, 3/25/50 (144A)‡	1,735,238	1,779,537
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.6666%, 11/25/50 (144A)‡	1,109,365	1,125,212
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/33 (144A)‡	1,588,902	1,589,713
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.3166%, 8/25/33 (144A)‡	654,965	644,508
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA2 M2,
US 30 Day Average SOFR + 2.0500%, 7.1166%, 12/25/33 (144A)‡	2,592,000	2,481,394
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 8.0166%, 6/25/42 (144A)‡	1,149,920	1,168,777
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 3/25/42 (144A)‡	799,817	800,735
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 7.3666%, 8/25/42 (144A)‡	734,821	739,239
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.1666%, 4/25/43 (144A)‡	1,627,649	1,632,395
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A,
US 30 Day Average SOFR + 2.0000%, 7.0666%, 6/25/43 (144A)‡	1,939,000	1,945,059
FREED ABS Trust 2022-2CP B, 4.4900%, 5/18/29 (144A)	6,317,000	6,263,086
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	4,738,007	3,974,879
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.2955%, 12/15/36 (144A)‡	5,929,000	5,858,703
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	1,531,685	1,437,315
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	991,000	923,027
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	2,560,000	2,336,514
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	12,347	12,223
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.9500%, 6.1430%, 5/15/36 (144A)‡	3,838,000	3,813,279
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	438,600	427,190
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	2,563,330	2,533,434
Lendbuzz Securitization Trust 2021-1A A, 1.4600%, 6/15/26 (144A)	2,034,845	1,948,651
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	1,894,710	1,830,420
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	3,096,000	3,080,809
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 5.9615%, 3/15/38 (144A)‡	3,554,420	3,462,083
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.3615%, 3/15/38 (144A)‡	1,980,685	1,906,923
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.4422%, 5/15/39 (144A)‡	2,823,000	2,757,388
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 6.9409%, 5/15/39 (144A)‡	1,059,000	1,033,970
Marlette Funding Trust 2021-3A A, 0.6500%, 12/15/31 (144A)	54,222	54,137
Marlette Funding Trust 2023-1A A, 6.0700%, 4/15/33 (144A)	2,433,048	2,422,849
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	1,275,000	1,273,107
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 8.3440%, 11/15/38 (144A)‡	2,634,357	2,489,330
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	1,714,694	1,572,905
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	1,812,551	1,454,976
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	3,257,019	2,734,990
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	2,674,000	2,676,207

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.0624%, 4/15/38 (144A)‡	$3,182,956	$3,125,581
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.6124%, 4/15/38 (144A)‡	1,797,068	1,750,679
Mission Lane Credit Card Master Trust 2023-A A, 7.2300%, 7/17/28 (144A)	2,136,000	2,126,850
Neuberger Berman CLO Ltd 2019-33A BR,
ICE LIBOR USD 3 Month + 1.6000%, 6.8603%, 10/16/33 (144A)‡	3,800,000	3,709,397
NMEF Funding LLC 2022-A A2, 2.5800%, 10/16/28 (144A)	2,483,980	2,427,122
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	338,790	313,595
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	694,801	621,873
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	1,058,084	954,896
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	779,316	767,085
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,114,429	1,096,933
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	1,711,709	1,694,773
Oasis Securitization 2023-1A A, 7.0000%, 2/15/35 (144A)	3,585,229	3,567,436
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 10/25/51 (144A)‡	1,874,998	1,705,111
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	1,835,340	1,669,802
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,917,847	1,609,083
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	3,780,859	3,172,165
OCP CLO Ltd 2015-10A BR2,
ICE LIBOR USD 3 Month + 1.6500%, 6.9181%, 1/26/34 (144A)‡	2,686,000	2,607,056
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 6.8504%, 10/20/34 (144A)‡	527,000	510,320
Ondeck Asset Securitization Trust LLC 2021-1A A, 1.5900%, 5/17/27 (144A)	1,807,000	1,725,455
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	2,813,848	2,256,715
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	3,828,413	3,211,608
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	1,623,710	1,324,583
Oscar US Funding Trust 2021-1A A3, 0.7000%, 4/10/25 (144A)	1,437,144	1,413,752
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	613,689	596,877
Palmer Square Loan Funding 2020-1A A2,
ICE LIBOR USD 3 Month + 1.3500%, 6.7291%, 2/20/28 (144A)‡	3,093,334	3,083,974
Pawnee Equipment Receivables 2021-1 A2, 1.1000%, 7/15/27 (144A)	2,053,766	1,979,078
Pear LLC 2022-1 A1, 6.5000%, 10/15/34 (144A)	728,845	727,957
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	1,760,673	1,621,857
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	1,751,234	1,623,855
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	2,357,844	2,267,088
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	1,592,530	1,277,624
Reach Financial LLC 2021-1A B, 2.1700%, 5/15/29 (144A)	2,110,000	1,956,978
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	1,096,758	1,097,267
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
7.1620%, 6/1/53 (144A)‡	2,060,548	2,054,994
Santander Bank Auto Credit-Linked Notes 2021-1A C, 3.2680%, 12/15/31 (144A)	536,549	517,020
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	1,367,803	1,347,225
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	4,581,000	4,380,059
Sierra Receivables Funding Co LLC 2021-1A A, 0.9900%, 11/20/37 (144A)	881,622	808,847
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.1470%, 1/15/39 (144A)‡	2,805,000	2,722,039
SoFi Consumer Loan Program Trust 2022-1S A, 6.2100%, 4/15/31 (144A)	1,964,890	1,963,413
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	1,558,548	1,392,505
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 5.8877%, 1/20/32 (144A)‡	2,136,000	2,099,357
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.9241%, 11/15/38 (144A)‡	3,236,000	3,140,996
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	1,050,000	1,010,578
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	538,000	509,216
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	716,367	713,089

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Theorem Funding Trust 2022-3A A, 7.6000%, 4/15/29 (144A)	$2,409,573	$2,415,950
THL Credit Wind River CLO Ltd 2014-1A ARR,
ICE LIBOR USD 3 Month + 1.0500%, 6.3117%, 7/18/31 (144A)‡	5,118,934	5,050,975
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	994,000	988,957
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	819,000	814,845
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	1,109,000	1,096,756
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	618,363	614,880
Tricolor Auto Securitization Trust 2023-1A A, 6.4800%, 8/17/26 (144A)	2,100,892	2,094,472
TTAN 2021-MHC A, ICE LIBOR USD 1 Month + 0.8500%, 6.0440%, 3/15/38 (144A)‡	1,470,315	1,434,889
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	2,930,000	2,842,494
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	1,393,662	1,118,724
Upstart Securitization Trust 2021-3 A, 0.8300%, 7/20/31 (144A)	292,976	290,462
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	656,748	646,616
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	249,472	244,234
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	2,210,597	2,164,575
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	1,602,378	1,584,404
USASF Receivables LLC 2021-1A C, 2.2000%, 5/15/26 (144A)	3,000,000	2,936,065
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	2,652,000	2,376,534
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 6.0930%, 7/15/39 (144A)‡	1,260,000	1,106,895
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	2,595,076	2,434,327
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 6.8066%, 1/18/37 (144A)‡	1,233,677	1,194,187
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	535,012	503,032
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	1,204,291	1,100,395
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	1,238,000	1,232,853
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $343,639,266)		328,724,895
Corporate Bonds– 15.4%
Banking – 4.9%
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	2,851,000	2,930,397
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,224,002
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	4,991,363
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	2,533,000	2,515,936
Danske Bank A/S,
US Treasury Yield Curve Rate 1 Year + 2.1000%, 6.4660%, 1/9/26 (144A)‡	6,589,000	6,573,288
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	6,763,000	6,572,044
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	1,918,000	1,894,573
Morgan Stanley Bank N.A., 4.7540%, 4/21/26	2,138,000	2,106,512
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	2,638,000	2,625,586
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	2,484,000	2,485,031
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	2,260,000	2,259,324
Wells Fargo & Co, SOFR + 1.5100%, 3.5260%, 3/24/28‡	3,116,000	2,908,317
		41,086,373
Brokerage – 0.7%
Nasdaq Inc, 5.3500%, 6/28/28	5,925,000	5,933,548
Capital Goods – 0.4%
Regal Rexnord Corp, 6.0500%, 2/15/26 (144A)	1,890,000	1,892,399
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	1,518,000	1,506,930
		3,399,329
Communications – 0.3%
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,259,443
Consumer Cyclical – 0.8%
LKQ Corp, 5.7500%, 6/15/28 (144A)	4,169,000	4,155,439
Lowe's Cos Inc, 3.3500%, 4/1/27	916,000	865,069
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,742,802
		6,763,310

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 2.5%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	$1,938,000	$1,941,217
GE HealthCare Technologies Inc, 5.6000%, 11/15/25	3,053,000	3,054,975
HCA Inc, 5.3750%, 2/1/25	1,308,000	1,296,532
HCA Inc, 5.8750%, 2/15/26	684,000	684,433
HCA Inc, 5.2000%, 6/1/28	1,262,000	1,251,737
Illumina Inc, 5.8000%, 12/12/25	2,951,000	2,958,385
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
2.5000%, 1/15/27 (144A)	4,222,000	3,698,894
Pfizer Investment Enterprises Pte Ltd, 4.4500%, 5/19/28	4,280,000	4,206,774
Providence Service Corp, 5.8750%, 11/15/25 (144A)	1,734,000	1,605,929
		20,698,876
Electric – 0.8%
Georgia Power Co, 4.6500%, 5/16/28	2,005,000	1,964,467
National Grid PLC, 5.6020%, 6/12/28	1,558,000	1,564,526
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	1,229,000	1,202,004
Southern California Edison Co, 5.8500%, 11/1/27	2,077,000	2,123,894
		6,854,891
Energy – 0.2%
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27	1,643,000	1,631,100
Finance Companies – 1.8%
Air Lease Corp, 0.8000%, 8/18/24	3,072,000	2,893,564
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,190,228
Avolon Holdings Funding Ltd, 2.1250%, 2/21/26 (144A)	3,354,000	2,980,931
Castlelake Aviation Finance DAC, 5.0000%, 4/15/27 (144A)	2,999,000	2,655,332
Owl Rock Capital Corp, 3.1250%, 4/13/27	4,908,000	4,159,996
		14,880,051
Government Sponsored – 0.6%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	1,642,000	1,558,632
Electricite de France SA, 5.7000%, 5/23/28 (144A)	1,520,000	1,517,705
NOVA Chemicals Corp, 4.8750%, 6/1/24 (144A)	1,707,000	1,667,705
		4,744,042
Insurance – 1.9%
Centene Corp, 4.2500%, 12/15/27	13,752,000	12,857,501
Corebridge Financial Inc, 3.5000%, 4/4/25	2,625,000	2,500,785
		15,358,286
Real Estate Investment Trusts (REITs) – 0.5%
American Tower Trust I, 5.4900%, 3/15/28 (144A)	4,241,000	4,231,706
Total Corporate Bonds (cost $132,545,751)		127,840,955
Mortgage-Backed Securities– 5.2%
Fannie Mae:
4.5000%, TBA, 30 Year Maturity	1,878,033	1,806,401
Fannie Mae Pool:
4.0000%, 10/1/47	402,729	383,399
4.0000%, 1/1/48	251,095	239,044
4.5000%, 6/1/48	378,966	369,845
4.0000%, 7/1/48	493,488	469,483
4.0000%, 8/1/48	168,531	160,333
4.0000%, 9/1/48	402,216	382,911
4.0000%, 11/1/48	575,922	547,907
4.0000%, 12/1/48	91,375	86,930
4.0000%, 6/1/49	72,897	69,129
4.5000%, 6/1/49	32,530	31,704
4.5000%, 8/1/49	48,860	47,620
4.0000%, 11/1/49	1,190,531	1,132,619
4.5000%, 1/1/50	960,796	937,672
4.5000%, 1/1/50	64,071	62,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 9/1/50	$1,830,877	$1,736,238
3.5000%, 2/1/51	607,421	558,693
4.0000%, 3/1/51	4,881,983	4,629,631
4.0000%, 3/1/51	94,324	89,448
4.0000%, 3/1/51	46,869	44,589
4.0000%, 10/1/51	699,761	663,590
3.0000%, 3/1/52	1,008,783	895,358
3.0000%, 4/1/52	862,288	767,215
3.0000%, 4/1/52	736,717	653,734
3.5000%, 4/1/52	762,489	698,961
3.5000%, 4/1/52	417,376	382,275
3.5000%, 4/1/52	243,332	223,058
3.5000%, 4/1/52	150,774	138,112
3.5000%, 4/1/52	115,254	105,562
4.0000%, 4/1/52	547,479	520,068
4.5000%, 4/1/52	133,113	127,964
4.5000%, 4/1/52	112,578	108,223
4.5000%, 4/1/52	64,551	62,054
4.5000%, 4/1/52	58,605	56,338
4.5000%, 4/1/52	51,246	49,264
4.5000%, 4/1/52	32,999	31,717
4.5000%, 5/1/52	178,607	171,698
4.0000%, 6/1/52	432,978	406,749
4.0000%, 6/1/52	115,353	108,365
3.5000%, 7/1/52	2,845,995	2,617,898
4.0000%, 7/1/52	206,616	194,099
4.5000%, 8/1/52	1,925,375	1,852,884
5.0000%, 10/1/52	568,043	561,181
5.0000%, 10/1/52	249,750	246,734
5.5000%, 10/1/52	4,754,135	4,792,497
4.5000%, 11/1/52	1,903,264	1,848,955
5.0000%, 1/1/53	902,667	887,272
		31,151,466
Freddie Mac Pool:
4.0000%, 4/1/48	32,275	30,705
4.0000%, 11/1/48	51,885	49,361
4.5000%, 6/1/49	36,232	35,313
4.5000%, 7/1/49	323,230	315,034
4.5000%, 7/1/49	45,890	44,726
4.5000%, 8/1/49	277,740	270,698
4.5000%, 1/1/50	183,866	179,204
4.5000%, 1/1/50	51,318	50,017
4.0000%, 3/1/50	617,255	587,222
4.5000%, 9/1/50	1,798,185	1,754,864
4.0000%, 10/1/50	169,250	160,501
4.5000%, 3/1/52	27,751	26,677
3.5000%, 4/1/52	107,799	98,745
3.5000%, 4/1/52	94,518	86,568
3.5000%, 7/1/52	1,107,432	1,018,665
4.0000%, 7/1/52	453,250	425,783
4.0000%, 8/1/52	508,286	478,172
4.0000%, 9/1/52	353,331	332,397
4.5000%, 10/1/52	1,138,505	1,106,012
5.0000%, 10/1/52	1,718,022	1,697,265
5.0000%, 10/1/52	1,131,393	1,117,723
5.0000%, 10/1/52	34,339	33,924
		9,899,576
Total Mortgage-Backed Securities (cost $44,052,801)		42,857,443

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– 36.0%
0.1250%, 8/31/23	$20,363,000	$20,196,105
0.3750%, 10/31/23	44,134,000	43,440,959
0.8750%, 1/31/24	12,392,000	12,072,035
3.0000%, 7/31/24	31,561,000	30,760,879
4.2500%, 9/30/24	19,165,900	18,914,348
4.2500%, 12/31/24	24,496,000	24,153,439
1.5000%, 2/15/25	361,000	340,722
4.6250%, 2/28/25	1,583,000	1,570,695
4.6250%, 6/30/25	60,346,000	60,070,200
3.1250%, 8/15/25	12,236,000	11,817,777
4.1250%, 6/15/26	30,336,000	30,030,270
3.5000%, 4/30/28	28,306,200	27,505,665
3.6250%, 5/31/28	8,474,500	8,289,120
4.0000%, 6/30/28	8,990,000	8,940,836
3.7500%, 6/30/30	1,225,000	1,208,730
Total United States Treasury Notes/Bonds (cost $303,089,069)		299,311,780
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $27,396,005)	27,391,190	27,396,668
Total Investments (total cost $850,722,892) – 99.4%		826,131,741
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		5,040,797
Net Assets – 100%		$831,172,538

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$798,449,609	96.6%
France	9,733,070	1.2
Denmark	6,573,288	0.8
Ireland	5,171,159	0.6
Canada	1,667,705	0.2
United Kingdom	1,564,526	0.2
United Arab Emirates	1,558,632	0.2
Japan	1,413,752	0.2

Total	$826,131,741	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$1,183,429	$448	$(899)	$27,396,668
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	22,281∆	-	-	-
Total Affiliated Investments - 3.3%	$1,205,710	$448	$(899)	$27,396,668

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	40,688,230	442,953,979	(456,245,090)	27,396,668
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	1,022,250	116,133,240	(117,155,490)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	2,381	10/4/23	$484,161,469	$(6,102,274)
Ultra 10-Year Treasury Note	37	9/29/23	4,382,188	(52,814)
Total - Futures Long				(6,155,088)
Futures Short:
10 Year US Treasury Note	104	9/29/23	(11,675,625)	221,813
5 Year US Treasury Note	555	10/4/23	(59,437,031)	1,073,687
US Treasury Long Bond	150	9/29/23	(19,035,938)	43,359
Total - Futures Short				1,338,859
Total				$(4,816,229)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 1,338,859

Liability Derivatives:
*Futures contracts	$ 6,155,088

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (7,011,948)	$(7,011,948)
Swap contracts	(454,415)	-	$ (454,415)

Total	$(454,415)	$ (7,011,948)	$(7,466,363)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative		Interest Rate Contracts	Total
Futures contracts		$ (3,418,363)	$(3,418,363)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2023

Credit default swaps:
Average notional amount - buy protection	$ 1,298,423
Futures contracts:
Average notional amount of contracts - long	316,424,796
Average notional amount of contracts - short	88,294,664

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg 1-3 Year U.S. Government/Credit Index	Bloomberg 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2023 is $368,945,460, which represents 44.4% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$328,724,895	$-
Corporate Bonds	-	127,840,955	-
Mortgage-Backed Securities	-	42,857,443	-
United States Treasury Notes/Bonds	-	299,311,780	-
Investment Companies	-	27,396,668	-
Total Investments in Securities	$-	$826,131,741	$-
Other Financial Instruments(a):
Futures Contracts	1,338,859	-	-
Total Assets	$1,338,859	$826,131,741	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$6,155,088	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $823,326,887)	$798,735,073
Affiliated investments, at value (cost $27,396,005)	27,396,668
Deposits with brokers for futures	3,289,000
Variation margin receivable on futures contracts	10,958
Trustees' deferred compensation	21,025
Receivables:
Investments sold	10,609,530
Interest	3,762,854
Fund shares sold	1,767,354
Dividends from affiliates	186,692
Other assets	4,183
Total Assets	845,783,337
Liabilities:
Due to custodian	710,641
Variation margin payable on futures contracts	201,531
Payables:	—
Investments purchased	10,148,739
TBA investments purchased	1,807,497
Fund shares repurchased	1,040,606
Advisory fees	183,163
Transfer agent fees and expenses	135,761
Dividends	96,846
Professional fees	61,676
12b-1 Distribution and shareholder servicing fees	21,654
Trustees' deferred compensation fees	21,025
Trustees' fees and expenses	5,425
Custodian fees	2,374
Affiliated fund administration fees payable	1,847
Accrued expenses and other payables	172,014
Total Liabilities	14,610,799
Net Assets	$831,172,538

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$938,354,064
Total distributable earnings (loss)	(107,181,526)
Total Net Assets	$831,172,538
Net Assets - Class A Shares	$45,842,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,321,787
Net Asset Value Per Share(1)	$2.81
Maximum Offering Price Per Share(2)	$2.88
Net Assets - Class C Shares	$12,886,115
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,596,946
Net Asset Value Per Share(1)	$2.80
Net Assets - Class D Shares	$146,434,584
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,098,658
Net Asset Value Per Share	$2.81
Net Assets - Class I Shares	$368,402,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	131,239,857
Net Asset Value Per Share	$2.81
Net Assets - Class N Shares	$25,912,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,283,654
Net Asset Value Per Share	$2.79
Net Assets - Class S Shares	$381,266
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,932
Net Asset Value Per Share	$2.80
Net Assets - Class T Shares	$231,313,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,276,057
Net Asset Value Per Share	$2.81

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Interest	$30,114,537
Dividends from affiliates	1,183,429
Affiliated securities lending income, net	22,281
Unaffiliated securities lending income, net	6,956
Other income	74,734
Total Investment Income	31,401,937
Expenses:
Advisory fees	4,094,628
12b-1 Distribution and shareholder servicing fees:
Class A Shares	140,393
Class C Shares	126,567
Class S Shares	954
Transfer agent administrative fees and expenses:
Class D Shares	187,834
Class S Shares	956
Class T Shares	665,252
Transfer agent networking and omnibus fees:
Class A Shares	26,359
Class C Shares	10,100
Class I Shares	552,675
Other transfer agent fees and expenses:
Class A Shares	4,068
Class C Shares	767
Class D Shares	29,733
Class I Shares	23,521
Class N Shares	1,285
Class S Shares	32
Class T Shares	4,321
Shareholder reports expense	159,991
Registration fees	144,216
Professional fees	70,015
Affiliated fund administration fees	29,425
Trustees’ fees and expenses	26,236
Custodian fees	12,867
Other expenses	299,961
Total Expenses	6,612,156
Less: Excess Expense Reimbursement and Waivers	(1,530,941)
Net Expenses	5,081,215
Net Investment Income/(Loss)	26,320,722

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$(29,388,313)
Investments in affiliates	448
Futures contracts	(7,011,948)
Swap contracts	(454,415)
Total Net Realized Gain/(Loss) on Investments	(36,854,228)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	27,096,665
Investments in affiliates	(899)
Futures contracts	(3,418,363)
Total Change in Unrealized Net Appreciation/Depreciation	23,677,403
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,143,897

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short Duration Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$26,320,722	$13,833,586
Net realized gain/(loss) on investments	(36,854,228)	(23,041,341)
Change in unrealized net appreciation/depreciation	23,677,403	(62,894,052)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,143,897	(72,101,807)
Dividends and Distributions to Shareholders:
Class A Shares	(1,529,388)	(939,007)
Class C Shares	(312,077)	(110,941)
Class D Shares	(4,662,092)	(2,783,229)
Class I Shares	(12,057,650)	(7,234,654)
Class N Shares	(824,681)	(464,174)
Class S Shares	(9,940)	(6,770)
Class T Shares	(7,453,470)	(4,613,466)
Net Decrease from Dividends and Distributions to Shareholders	(26,849,298)	(16,152,241)
Capital Share Transactions:
Class A Shares	(19,681,125)	(5,724,778)
Class C Shares	(3,910,070)	(5,185,205)
Class D Shares	(23,774,024)	(20,358,158)
Class I Shares	(68,623,946)	59,461,565
Class N Shares	(18,450,692)	31,568,304
Class S Shares	15,663	(240,057)
Class T Shares	(59,379,905)	(83,079,366)
Net Increase/(Decrease) from Capital Share Transactions	(193,804,099)	(23,557,695)
Net Increase/(Decrease) in Net Assets	(207,509,500)	(111,811,743)
Net Assets:
Beginning of period	1,038,682,038	1,150,493,781
End of period	$831,172,538	$1,038,682,038

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.03	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.04)	(0.22)	0.02	0.05	0.04
Total from Investment Operations	0.04	(0.19)	0.07	0.11	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.05)	(0.07)	(0.07)
Total Dividends and Distributions	(0.08)	(0.04)	(0.05)	(0.07)	(0.07)
Net Asset Value, End of Period	$2.81	$2.85	$3.08	$3.06	$3.02
Total Return*	1.39%	(6.28)%	2.30%	3.57%	3.64%
Net Assets, End of Period (in thousands)	$45,842	$66,254	$77,673	$65,066	$57,815
Average Net Assets for the Period (in thousands)	$55,949	$74,703	$76,534	$56,628	$57,158
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.78%	0.78%	0.79%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.71%	0.74%	0.74%	0.77%
Ratio of Net Investment Income/(Loss)	2.68%	1.06%	1.51%	2.10%	2.25%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.84	$3.08	$3.05	$3.01	$2.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.01	0.03	0.04	0.05
Net realized and unrealized gain/(loss)	(0.04)	(0.23)	0.03	0.04	0.04
Total from Investment Operations	0.02	(0.22)	0.06	0.08	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	(0.03)	(0.04)	(0.05)
Total Dividends and Distributions	(0.06)	(0.02)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$2.80	$2.84	$3.08	$3.05	$3.01
Total Return*	0.75%	(7.27)%	2.04%	2.84%	2.90%
Net Assets, End of Period (in thousands)	$12,886	$16,947	$23,656	$27,296	$29,434
Average Net Assets for the Period (in thousands)	$14,596	$20,412	$28,272	$26,387	$30,443
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.51%	1.37%	1.53%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.42%	1.32%	1.47%	1.49%
Ratio of Net Investment Income/(Loss)	2.08%	0.34%	0.93%	1.37%	1.52%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.04	0.05	0.07	0.07
Net realized and unrealized gain/(loss)	(0.04)	(0.23)	0.03	0.04	0.04
Total from Investment Operations	0.04	(0.19)	0.08	0.11	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.06)	(0.07)	(0.07)
Total Dividends and Distributions	(0.08)	(0.04)	(0.06)	(0.07)	(0.07)
Net Asset Value, End of Period	$2.81	$2.85	$3.08	$3.06	$3.02
Total Return*	1.56%	(6.12)%	2.47%	3.74%	3.81%
Net Assets, End of Period (in thousands)	$146,435	$172,562	$207,596	$191,666	$178,483
Average Net Assets for the Period (in thousands)	$158,964	$195,168	$207,465	$182,265	$172,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.63%	0.63%	0.64%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.54%	0.57%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	2.88%	1.23%	1.68%	2.25%	2.40%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.05	$3.02	$2.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.04	0.05	0.07	0.07
Net realized and unrealized gain/(loss)	(0.03)	(0.23)	0.04	0.03	0.05
Total from Investment Operations	0.05	(0.19)	0.09	0.10	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.04)	(0.06)	(0.07)	(0.07)
Total Dividends and Distributions	(0.09)	(0.04)	(0.06)	(0.07)	(0.07)
Net Asset Value, End of Period	$2.81	$2.85	$3.08	$3.05	$3.02
Total Return*	1.63%	(6.08)%	2.82%	3.42%	4.19%
Net Assets, End of Period (in thousands)	$368,402	$442,881	$421,533	$380,901	$392,758
Average Net Assets for the Period (in thousands)	$402,417	$490,490	$412,021	$383,912	$414,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.61%	0.60%	0.61%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.46%	0.49%	0.56%	0.56%	0.57%
Ratio of Net Investment Income/(Loss)	2.94%	1.28%	1.69%	2.27%	2.43%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.84	$3.07	$3.05	$3.01	$2.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.04	0.06	0.07	0.08
Net realized and unrealized gain/(loss)	(0.04)	(0.22)	0.02	0.05	0.04
Total from Investment Operations	0.04	(0.18)	0.08	0.12	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.05)	(0.06)	(0.08)	(0.08)
Total Dividends and Distributions	(0.09)	(0.05)	(0.06)	(0.08)	(0.08)
Net Asset Value, End of Period	$2.79	$2.84	$3.07	$3.05	$3.01
Total Return*	1.33%	(6.03)%	2.61%	3.89%	3.95%
Net Assets, End of Period (in thousands)	$25,912	$45,088	$15,816	$17,144	$37,464
Average Net Assets for the Period (in thousands)	$28,657	$29,059	$16,326	$41,174	$64,559
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.53%	0.50%	0.50%	0.49%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.40%	0.41%	0.44%	0.44%	0.47%
Ratio of Net Investment Income/(Loss)	2.83%	1.39%	1.80%	2.34%	2.53%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.85	$3.07	$3.05	$3.01	$2.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.03	0.04	0.06	0.06
Net realized and unrealized gain/(loss)	(0.05)	(0.22)	0.02	0.04	0.04
Total from Investment Operations	0.02	(0.19)	0.06	0.10	0.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.03)	(0.04)	(0.06)	(0.06)
Total Dividends and Distributions	(0.07)	(0.03)	(0.04)	(0.06)	(0.06)
Net Asset Value, End of Period	$2.80	$2.85	$3.07	$3.05	$3.01
Total Return*	0.84%	(6.16)%	2.12%	3.39%	3.46%
Net Assets, End of Period (in thousands)	$381	$371	$660	$791	$1,162
Average Net Assets for the Period (in thousands)	$380	$635	$674	$1,085	$1,322
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	1.46%	1.43%	1.26%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.90%	0.92%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	2.55%	0.87%	1.32%	1.88%	2.04%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.03	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.04)	(0.22)	0.02	0.05	0.04
Total from Investment Operations	0.04	(0.19)	0.07	0.11	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.05)	(0.07)	(0.07)
Total Dividends and Distributions	(0.08)	(0.04)	(0.05)	(0.07)	(0.07)
Net Asset Value, End of Period	$2.81	$2.85	$3.08	$3.06	$3.02
Total Return*	1.45%	(6.23)%	2.36%	3.63%	3.70%
Net Assets, End of Period (in thousands)	$231,314	$294,579	$403,560	$427,052	$521,348
Average Net Assets for the Period (in thousands)	$265,112	$353,907	$424,193	$473,636	$628,515
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.73%	0.73%	0.74%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.69%	0.69%	0.71%
Ratio of Net Investment Income/(Loss)	2.75%	1.10%	1.56%	2.14%	2.27%
Portfolio Turnover Rate	118%(2)	94%(2)	112%(2)	121%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

32	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	33

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

34	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	35

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

36	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have

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Notes to Financial Statements

contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2023.

3. Other Investments and Strategies

Market Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC").

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2023.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.39% of the Fund’s average daily net assets. The Adviser shall reimburse or waive networking/omnibus fees and out-of-pocket transfer agency costs payable by any share class so that such fees, in the aggregate, do not exceed 0.06% of a share class' average daily net assets. The Adviser has agreed to continue the waivers for at least one-year commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are

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Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class

Janus Investment Fund	43

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $2,545.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class A Shares paid CDSCs of $13,092 to the Distributor.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $3,798.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	61	2
Class S Shares	-	-
Class T Shares	-	-

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2023, the Fund engaged in cross trades amounting to $19,066,502 in sales, resulting in a net realized loss of $469,700. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (81,132,049)	$ -	$ (21,023)	$(26,028,454)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(46,371,791)	$(34,760,258)	$ (81,132,049)

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$852,160,195	$ 128,801	$ (26,157,255)	$ (26,028,454)

Information on the tax components of derivatives as of June 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(4,816,229)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 26,849,298	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,152,241	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,927,559	$ 13,955,715	6,103,315	$ 18,445,802
Reinvested dividends and distributions	451,629	1,279,551	274,134	819,202
Shares repurchased	(12,302,306)	(34,916,391)	(8,342,036)	(24,989,782)
Net Increase/(Decrease)	(6,923,118)	$(19,681,125)	(1,964,587)	$ (5,724,778)
Class C Shares:
Shares sold	2,781,745	$ 7,842,642	4,292,448	$ 12,734,788
Reinvested dividends and distributions	104,725	296,109	34,482	102,292
Shares repurchased	(4,246,434)	(12,048,821)	(6,063,009)	(18,022,285)
Net Increase/(Decrease)	(1,359,964)	$ (3,910,070)	(1,736,079)	$ (5,185,205)
Class D Shares:
Shares sold	4,940,410	$ 14,021,646	11,917,807	$ 35,906,077
Reinvested dividends and distributions	1,591,642	4,513,086	905,441	2,710,465
Shares repurchased	(14,930,024)	(42,308,756)	(19,658,291)	(58,974,700)
Net Increase/(Decrease)	(8,397,972)	$(23,774,024)	(6,835,043)	$ (20,358,158)
Class I Shares:
Shares sold	31,934,370	$ 90,429,441	73,919,598	$224,736,454
Reinvested dividends and distributions	4,069,555	11,528,791	2,314,486	6,911,116
Shares repurchased	(60,224,738)	(170,582,178)	(57,678,560)	(172,186,005)
Net Increase/(Decrease)	(24,220,813)	$(68,623,946)	18,555,524	$ 59,461,565
Class N Shares:
Shares sold	4,787,805	$ 13,543,586	14,278,921	$ 42,161,680
Reinvested dividends and distributions	292,647	824,510	156,160	462,994
Shares repurchased	(11,670,942)	(32,818,788)	(3,713,697)	(11,056,370)
Net Increase/(Decrease)	(6,590,490)	$(18,450,692)	10,721,384	$ 31,568,304
Class S Shares:
Shares sold	9,909	$ 27,923	8,311	$ 25,440
Reinvested dividends and distributions	3,513	9,940	2,270	6,770
Shares repurchased	(7,824)	(22,200)	(94,996)	(272,267)
Net Increase/(Decrease)	5,598	$ 15,663	(84,415)	$ (240,057)
Class T Shares:
Shares sold	3,509,789	$ 9,965,967	6,699,468	$ 20,273,024
Reinvested dividends and distributions	2,604,951	7,386,314	1,522,835	4,560,703
Shares repurchased	(27,082,150)	(76,732,186)	(35,879,119)	(107,913,093)
Net Increase/(Decrease)	(20,967,410)	$(59,379,905)	(27,656,816)	$ (83,079,366)
7. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 272,700,055	$ 664,150,832	$ 779,678,749	$ 585,288,417

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Short Duration Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short Duration Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short Duration Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	63

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

64	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	93%

Janus Investment Fund	65

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

66	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	67

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

68	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	69

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

70	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	71

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

72	JUNE 30, 2023

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Short Duration Flexible Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Short Duration Flexible Bond Fund	2/20-Present

Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Janus Investment Fund	73

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

74	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93030 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Small Cap Value Fund Class I shares returned 12.65%, outperforming its benchmark, the Russell 2000® Value Index, which returned 6.01%.

INVESTMENT ENVIRONMENT

Stocks began a volatile period in negative territory, with investors concerned about the pace and extent of interest rate hikes as central banks committed to getting inflation under control. Supply chain bottlenecks and commodity prices eased from earlier in 2022, but a tight labor market kept upward pressure on wages, leading the Federal Reserve (Fed) to hike interest rates 75 basis points (bps) in both July and September. The prospect of further rate tightening drove bond yields higher, adding to corporate funding challenges. Stocks then rose on hopes that moderating inflation might allow the Fed to slow the pace of its rate hikes. However, inflation remained stubbornly high, and the Fed raised rates by 75 bps in November, 50 bps in December, and 25 bps in both February and March.

The failure of several banks in March raised concerns over the condition of the U.S. and European banking industries, triggering a sell-off in financial and cyclical stocks and a flight to quality that benefited U.S. Treasuries. Amid the increased volatility, stocks continued to rally, especially in the industrials and consumer discretionary sectors, aided by signs of moderating inflation and resilient economic growth. Stocks in the utilities and materials sectors lagged the market. In May, the Fed raised rates by 25 bps but paused in June. Investors favored more speculative stocks toward period end, along with investments they expected to benefit from advancements in artificial intelligence.

PERFORMANCE DISCUSSION

The portfolio outperformed its benchmark for the 12-month period. Stock selection drove relative performance, with investments in industrials, information technology, and materials contributing on a relative basis. An overweight allocation to industrials also was beneficial. Stock selection in financials, consumer discretionary, and healthcare detracted, as did an underweight allocation to consumer discretionary.

Several of our energy holdings were top individual contributors. These included ChampionX, a provider of chemistry solutions and engineered equipment and technologies to oil and gas companies, and Chord Energy, an energy exploration and production company that primarily produces oil. Both companies continued to execute well despite headwinds for natural gas and oil prices.

Relative performance also was aided by several materials investments, including long-time holding Commercial Metals, a leading U.S. rebar producer. The company posted strong results and indicated good future demand for its products over the period, as healthy nonresidential and government-funded infrastructure spending more than offset a slowing housing environment.

While we benefited from our continued underweight allocation to the financial sector, several of our holdings – First Interstate BancSystem, Horizon Bancorp, and Ameris Bancorp in particular – were caught in the broad-based sell-off in bank stocks in March, which hindered relative performance. Montana-based First Interstate BancSystem was the top individual detractor over the period, reporting weaker-than-expected first-quarter results and declining deposits. It also faced increased scrutiny over its credit exposure and some unrealized losses in its security portfolio. Given the headwinds for bank profitability and

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)

the potential for credit losses in a weaker economy, we exited several names that did not earn our highest confidence. We continue to focus on high-quality banks with healthy balance sheets, diversified deposit bases, and disciplined lending practices. Additionally, we believe the rush to improve liquidity at banks could lead to a more restrictive lending environment, potentially pressuring economic growth. We have maintained underweight allocations in financials as well as in other investments, such as real estate investment trusts, that we believe could be negatively impacted by tighter credit availability.

OUTLOOK

We have been pleased and somewhat surprised with the resiliency of the economy and the health of corporate earnings. At the same time, we recognize we have yet to see the full impact of Fed rate hikes, and we believe there is more work for policymakers to do in combating inflation, including on the wage front. We also see potential future headwinds from the tightening of bank lending and credit standards, which could act as a further brake on the economy. There remains a decent risk that further slowing in economic growth and earnings estimates could lead to market volatility. That said, we have positioned the portfolio to benefit from strong markets and provide protection in challenging market environments. We continue to believe small caps look very attractive relative to large caps for the long term. As always, we will look for new opportunities to use market volatility to our advantage as we identify attractive rewards/risks for companies with strong balance sheets, consistent free cash flow, and stable earnings profiles.

Thank you for your investment in the Janus Henderson Small Cap Value Fund.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Comfort Systems USA Inc	1.76%	1.26%	First Interstate BancSystem Inc - Class A	2.28%	-0.92%
Boyd Group Services Inc	1.88%	1.08%	Horizon Bancorp Inc/IN	0.92%	-0.55%
ChampionX Corp	2.30%	0.98%	Hanover Insurance Group Inc	1.54%	-0.50%
Commercial Metals Co	2.10%	0.83%	Black Hills Corp	2.41%	-0.47%
Chord Energy Corp	2.23%	0.83%	Ameris Bancorp	2.34%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Industrials	3.22%	20.54%	13.37%
	Information Technology	1.37%	6.84%	5.86%
	Materials	1.31%	5.85%	4.13%
	Energy	1.18%	8.47%	6.06%
	Consumer Staples	0.69%	3.93%	2.71%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	-0.53%	22.33%	27.75%
	Consumer Discretionary	-0.48%	8.27%	10.45%
	Health Care	-0.33%	9.35%	10.72%
	Utilities	-0.16%	3.21%	5.04%
	Other**	-0.06%	3.14%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Oasis Petroleum Inc
Oil, Gas & Consumable Fuels	2.8%
ChampionX Corp
Energy Equipment & Services	2.7%
Hillenbrand Inc
Machinery	2.6%
STAG Industrial Inc
Industrial Real Estate Investment Trusts (REITs)	2.6%
Black Hills Corp
Multi-Utilities	2.2%
12.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	2.0%
Investment Companies	1.2%
Investments Purchased with Cash Collateral from Securities Lending	0.7%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023				Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	12.39%	2.79%	6.90%	1.77%	1.22%
Class A Shares at MOP	5.91%	1.58%	6.27%
Class C Shares at NAV	11.56%	2.12%	6.24%	1.70%	1.70%
Class C Shares at CDSC	10.56%	2.12%	6.24%
Class D Shares	12.63%	3.08%	7.22%	0.75%	0.75%
Class I Shares	12.65%	3.10%	7.25%	0.74%	0.74%
Class L Shares(1)	12.75%	3.22%	7.36%	0.81%	0.81%
Class N Shares	12.81%	3.24%	7.39%	0.60%	0.60%
Class R Shares	11.97%	2.46%	6.58%	1.36%	1.36%
Class S Shares	12.22%	2.73%	6.85%	1.11%	1.11%
Class T Shares	12.51%	2.99%	7.13%	0.85%	0.85%
Russell 2000 Value Index	6.01%	3.54%	7.29%
Morningstar Quartile - Class T Shares	2nd	4th	3rd
Morningstar Ranking - based on total returns for Small Value Funds	182/481	381/445	256/404

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

6	JUNE 30, 2023

Janus Henderson Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,032.00	$4.89	$1,000.00	$1,019.98	$4.86	0.97%
Class C Shares	$1,000.00	$1,028.40	$8.25	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$1,033.40	$3.63	$1,000.00	$1,021.22	$3.61	0.72%
Class I Shares	$1,000.00	$1,033.70	$3.63	$1,000.00	$1,021.22	$3.61	0.72%
Class L Shares	$1,000.00	$1,033.90	$2.87	$1,000.00	$1,021.97	$2.86	0.57%
Class N Shares	$1,000.00	$1,034.20	$2.82	$1,000.00	$1,022.02	$2.81	0.56%
Class R Shares	$1,000.00	$1,030.50	$6.65	$1,000.00	$1,018.25	$6.61	1.32%
Class S Shares	$1,000.00	$1,031.70	$5.39	$1,000.00	$1,019.49	$5.36	1.07%
Class T Shares	$1,000.00	$1,032.80	$4.03	$1,000.00	$1,020.83	$4.01	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Aerospace & Defense – 2.4%
AAR Corp*	416,047	$24,030,875
AerSale Corp*	1,431,950	21,049,665
Spirit AeroSystems Holdings Inc	512,881	14,970,996
		60,051,536
Auto Components – 1.3%
Adient PLC*	411,664	15,774,964
Dorman Products Inc*	215,925	17,021,368
		32,796,332
Banks – 12.7%
Ameris Bancorp	1,261,134	43,143,394
Cadence Bank	1,747,383	34,318,602
Eastern Bankshares Inc	471,849	5,789,587
Enterprise Financial Services Corp	201,753	7,888,542
FB Financial Corp	694,408	19,478,144
First Busey Corp	796,634	16,012,343
First Interstate BancSystem Inc - Class A	1,616,974	38,548,660
Fulton Financial Corp	2,018,030	24,054,918
Hancock Whitney Corp	976,104	37,462,872
Provident Financial Services Inc	297,853	4,866,918
Simmons First National Corp - Class A	1,009,271	17,409,925
United Community Banks Inc/GA	1,625,424	40,619,346
WSFS Financial Corp	702,977	26,516,292
		316,109,543
Beverages – 1.6%
Coca-Cola Consolidated Inc	61,268	38,967,673
Biotechnology – 0.4%
Anika Therapeutics Inc*	354,175	9,201,466
Building Products – 1.8%
Gibraltar Industries Inc*	372,031	23,408,191
Masonite International Corp*	218,513	22,384,472
		45,792,663
Capital Markets – 3.0%
Artisan Partners Asset Management Inc	919,719	36,154,154
Piper Jaffray Cos	299,305	38,688,164
		74,842,318
Chemicals – 1.8%
American Vanguard Corp	712,361	12,729,891
Innospec Inc	327,109	32,854,828
		45,584,719
Commercial Services & Supplies – 2.9%
Boyd Group Services Inc	257,915	49,213,360
UniFirst Corp/MA	146,450	22,701,214
		71,914,574
Construction & Engineering – 1.5%
Comfort Systems USA Inc	232,346	38,151,213
Construction Materials – 1.8%
Eagle Materials Inc	237,949	44,358,453
Diversified Financial Services – 0.9%
EVERTEC Inc	608,913	22,426,266
Electrical Equipment – 1.7%
Encore Wire Corp	227,901	42,373,633
Electronic Equipment, Instruments & Components – 4.4%
Fabrinet*	317,499	41,236,770
Insight Enterprises Inc*	324,214	47,445,477
Rogers Corp*	133,302	21,585,593
		110,267,840
Energy Equipment & Services – 3.5%
ChampionX Corp	2,147,953	66,672,461

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Energy Equipment & Services– (continued)
Weatherford International PLC*	318,440	$21,150,785
		87,823,246
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	128,076	31,235,175
Food Products – 1.3%
Nomad Foods Ltd*	1,775,731	31,110,807
Gas Utilities – 0.5%
ONE Gas Inc	155,012	11,906,472
Health Care Equipment & Supplies – 4.8%
Embecta Corp	1,292,823	27,924,977
Envista Holdings Corp*	1,032,404	34,936,551
NuVasive Inc*	724,709	30,140,647
Varex Imaging Corp*,£	1,088,819	25,663,464
		118,665,639
Health Care Providers & Services – 2.9%
Amedisys Inc*	123,990	11,337,646
Enhabit Inc*	1,651,390	18,990,985
Owens & Minor Inc*	2,217,957	42,229,901
		72,558,532
Health Care Real Estate Investment Trusts (REITs) – 1.3%
Physicians Realty Trust	2,275,246	31,830,692
Hotel & Resort Real Estate Investment Trusts (REITs) – 0.5%
Sunstone Hotel Investors Inc	1,315,881	13,316,716
Hotels, Restaurants & Leisure – 1.2%
Century Casinos Inc*,£	2,024,855	14,376,470
Portillo's Inc - Class A*	739,073	16,651,315
		31,027,785
Household Durables – 3.0%
M/I Homes Inc*	357,170	31,141,652
Meritage Homes Corp	185,956	26,455,960
Skyline Champion Corp*	250,561	16,399,217
		73,996,829
Industrial Real Estate Investment Trusts (REITs) – 2.6%
STAG Industrial Inc	1,782,091	63,941,425
Insurance – 2.9%
Axis Capital Holdings Ltd	387,420	20,854,819
Hanover Insurance Group Inc	305,690	34,552,141
Selective Insurance Group Inc	167,035	16,027,008
		71,433,968
Machinery – 6.6%
Hillenbrand Inc	1,257,329	64,475,831
Lincoln Electric Holdings Inc	218,512	43,403,039
Shyft Group Inc/The	1,164,177	25,681,745
Terex Corp	516,458	30,899,682
		164,460,297
Marine – 1.6%
Kirby Corp*	512,233	39,416,329
Metals & Mining – 3.2%
Commercial Metals Co	919,985	48,446,410
TimkenSteel Corp*	1,392,402	30,034,111
		78,480,521
Multiline Retail – 0.9%
Ollie's Bargain Outlet Holdings Inc*	373,820	21,655,393
Multi-Utilities – 2.2%
Black Hills Corp	921,987	55,558,937
Office Real Estate Investment Trusts (REITs) – 0.5%
Corporate Office Properties Trust	530,612	12,602,035

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 5.8%
Gulfport Energy Corp*	339,818	$35,704,677
Magnolia Oil & Gas Corp	1,912,910	39,979,819
Oasis Petroleum Inc	454,344	69,878,107
		145,562,603
Pharmaceuticals – 0.5%
Pacira Pharmaceuticals Inc*	323,079	12,945,776
Professional Services – 1.2%
WNS Holdings Ltd (ADR)*	414,569	30,562,027
Retail Real Estate Investment Trusts (REITs) – 0.9%
Phillips Edison & Co Inc	682,935	23,274,425
Semiconductor & Semiconductor Equipment – 1.8%
Diodes Inc*	211,033	19,518,442
Ultra Clean Holdings Inc*	657,250	25,277,835
		44,796,277
Specialized Real Estate Investment Trusts (REITs) – 1.0%
National Storage Affiliates Trust	319,385	11,124,180
PotlatchDeltic Corp	259,859	13,733,548
		24,857,728
Specialty Retail – 1.6%
Academy Sports & Outdoors Inc	746,235	40,334,002
Textiles, Apparel & Luxury Goods – 1.2%
Steven Madden Ltd	901,076	29,456,174
Trading Companies & Distributors – 3.8%
GATX Corp	244,906	31,529,198
H&E Equipment Services Inc	676,905	30,968,404
MSC Industrial Direct Co Inc	338,480	32,250,374
		94,747,976
Total Common Stocks (cost $1,934,657,346)		2,410,396,015
Investment Companies– 1.2%
Exchange-Traded Funds (ETFs) – 1.2%
SPDR S&P Biotech#((cost $30,032,013)	361,336	30,063,155
Repurchase Agreements– 2.0%
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $25,610,773 collateralized by $28,294,683 in U.S. Treasuries 0% - 4.6250%, 4/18/24 - 11/15/52 with a value of $26,122,993	$25,600,000	25,600,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.9900%, dated 6/30/23, maturing 7/3/23 to be repurchased at $25,010,396 collateralized by $27,357,050 in U.S. Treasuries 2.2500% - 5.4177%, 1/31/24 - 8/15/27 with a value of $25,510,605	25,000,000	25,000,000
Total Repurchase Agreements (cost $50,600,000)		50,600,000
Investments Purchased with Cash Collateral from Securities Lending– 0.7%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº,£	13,164,153	13,164,153
Time Deposits – 0.2%
Royal Bank of Canada, 5.0600%, 7/3/23	$3,291,038	3,291,038
Total Investments Purchased with Cash Collateral from Securities Lending (cost $16,455,191)		16,455,191
Total Investments (total cost $2,031,744,550) – 100.7%		2,507,514,361
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(16,419,675)
Net Assets – 100%		$2,491,094,686

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,396,628,167	95.6%
Canada	49,213,360	2.0
United Kingdom	31,110,807	1.2
India	30,562,027	1.2

Total	$2,507,514,361	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/23
Common Stocks - 1.6%
Health Care Equipment & Supplies - 1.0%
Varex Imaging Corp*	$-	$(1,755,969)	$2,422,989	$25,663,464
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	-	(3,929)	(88,677)	14,376,470
Total Common Stocks	$-	$(1,759,898)	$2,334,312	$40,039,934
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	99,410∆	-	-	13,164,153
Total Affiliated Investments - 2.1%	$99,410	$(1,759,898)	$2,334,312	$53,204,087

(1) For securities that were affiliated for a portion of the year ended June 30, 2023, this column reflects amounts for the entire year ended June 30, 2023 and not just the period in which the security was affiliated.

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Common Stocks - 1.6%
Health Care Equipment & Supplies - 1.0%
Varex Imaging Corp*	42,753,840	4,572,481	(22,329,877)	25,663,464
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	15,015,917	-	(546,841)	14,376,470
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	-	40,554,882	(27,390,729)	13,164,153

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$25,600,000	$—	$(25,600,000)	$—
JPMorgan Chase Bank, National Association	16,240,474	—	(16,240,474)	—
Royal Bank of Canada, NY Branch	25,000,000	—	(25,000,000)	—

Total	$66,840,474	$—	$(66,840,474)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

#	Loaned security; a portion of the security is on loan at June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,410,396,015	$-	$-
Investment Companies	30,063,155	-	-
Repurchase Agreements	-	50,600,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	16,455,191	-
Total Assets	$2,440,459,170	$67,055,191	$-

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,936,921,300)(1)	$2,403,710,274
Affiliated investments, at value (cost $44,223,250)	53,204,087
Repurchase agreements, at value (cost $50,600,000)	50,600,000
Cash	59,781
Trustees' deferred compensation	63,337
Receivables:
Investments sold	8,729,258
Dividends	2,313,613
Fund shares sold	1,364,777
Interest	21,169
Other assets	56,669
Total Assets	2,520,122,965
Liabilities:
Collateral for securities loaned (Note 2)	16,455,191
Payables:	—
Investments purchased	6,979,553
Fund shares repurchased	3,860,613
Advisory fees	1,143,700
Transfer agent fees and expenses	286,753
Trustees' deferred compensation fees	63,337
Professional fees	57,606
12b-1 Distribution and shareholder servicing fees	45,412
Trustees' fees and expenses	16,032
Affiliated fund administration fees payable	5,397
Custodian fees	5,250
Accrued expenses and other payables	109,435
Total Liabilities	29,028,279
Net Assets	$2,491,094,686

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,897,404,016
Total distributable earnings (loss)	593,690,670
Total Net Assets	$2,491,094,686
Net Assets - Class A Shares	$27,929,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,220,244
Net Asset Value Per Share(2)	$22.89
Maximum Offering Price Per Share(3)	$24.29
Net Assets - Class C Shares	$17,031,584
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	810,454
Net Asset Value Per Share(2)	$21.01
Net Assets - Class D Shares	$89,434,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,955,236
Net Asset Value Per Share	$22.61
Net Assets - Class I Shares	$1,372,676,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,398,573
Net Asset Value Per Share	$22.73
Net Assets - Class L Shares	$81,632,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,475,908
Net Asset Value Per Share	$23.49
Net Assets - Class N Shares	$525,231,250
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,139,668
Net Asset Value Per Share	$22.70
Net Assets - Class R Shares	$42,026,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,915,638
Net Asset Value Per Share	$21.94
Net Assets - Class S Shares	$27,150,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,209,593
Net Asset Value Per Share	$22.45
Net Assets - Class T Shares	$307,982,009
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,567,308
Net Asset Value Per Share	$22.70

(1) Includes $16,240,474 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends	$41,629,725
Interest	1,633,642
Affiliated securities lending income, net	99,410
Unaffiliated securities lending income, net	25,606
Other income	262
Foreign tax withheld	(19,865)
Total Investment Income	43,368,780
Expenses:
Advisory fees	14,052,851
12b-1 Distribution and shareholder servicing fees:
Class A Shares	63,704
Class C Shares	175,218
Class R Shares	224,102
Class S Shares	70,116
Transfer agent administrative fees and expenses:
Class D Shares	107,245
Class L Shares	170,464
Class R Shares	112,172
Class S Shares	70,173
Class T Shares	884,378
Transfer agent networking and omnibus fees:
Class A Shares	91,122
Class C Shares	16,212
Class I Shares	2,317,026
Other transfer agent fees and expenses:
Class A Shares	2,197
Class C Shares	895
Class D Shares	17,110
Class I Shares	81,148
Class L Shares	1,684
Class N Shares	25,045
Class R Shares	932
Class S Shares	635
Class T Shares	5,027
Registration fees	236,037
Shareholder reports expense	190,091
Affiliated fund administration fees	84,391
Professional fees	82,647
Trustees’ fees and expenses	71,590
Custodian fees	23,751
Other expenses	213,292
Total Expenses	19,391,255
Less: Excess Expense Reimbursement and Waivers	(349,298)
Net Expenses	19,041,957
Net Investment Income/(Loss)	24,326,823

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$116,886,871
Investments in affiliates	(1,759,898)
Total Net Realized Gain/(Loss) on Investments	115,126,973
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	177,891,356
Investments in affiliates	2,334,312
Total Change in Unrealized Net Appreciation/Depreciation	180,225,668
Net Increase/(Decrease) in Net Assets Resulting from Operations	$319,679,464

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$24,326,823	$17,827,750
Net realized gain/(loss) on investments	115,126,973	235,198,671
Change in unrealized net appreciation/depreciation	180,225,668	(685,581,612)
Net Increase/(Decrease) in Net Assets Resulting from Operations	319,679,464	(432,555,191)
Dividends and Distributions to Shareholders:
Class A Shares	(1,201,002)	(1,127,366)
Class C Shares	(797,503)	(333,534)
Class D Shares	(4,306,275)	(1,952,056)
Class I Shares	(67,590,940)	(35,391,712)
Class L Shares	(3,957,051)	(2,168,424)
Class N Shares	(26,860,645)	(17,702,297)
Class R Shares	(1,858,291)	(834,998)
Class S Shares	(1,201,026)	(623,421)
Class T Shares	(15,583,510)	(9,580,571)
Net Decrease from Dividends and Distributions to Shareholders	(123,356,243)	(69,714,379)
Capital Share Transactions:
Class A Shares	(4,037,263)	(32,725,992)
Class C Shares	(1,542,913)	(2,210,185)
Class D Shares	(2,926,076)	(6,166,574)
Class I Shares	(166,213,635)	(424,960,781)
Class L Shares	(15,502,175)	(14,048,314)
Class N Shares	(105,130,829)	(217,820,011)
Class R Shares	(6,019,543)	3,548,749
Class S Shares	(1,869,761)	(11,119,133)
Class T Shares	(107,076,257)	(116,734,518)
Net Increase/(Decrease) from Capital Share Transactions	(410,318,452)	(822,236,759)
Net Increase/(Decrease) in Net Assets	(213,995,231)	(1,324,506,329)
Net Assets:
Beginning of period	2,705,089,917	4,029,596,246
End of period	$2,491,094,686	$2,705,089,917

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.24	$24.95	$17.59	$21.57	$23.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.04	0.13	0.15	0.25
Net realized and unrealized gain/(loss)	2.44	(3.32)	7.40	(4.00)	(0.39)
Total from Investment Operations	2.60	(3.28)	7.53	(3.85)	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.17)	(0.17)	(0.13)	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(0.95)	(0.43)	(0.17)	(0.13)	(1.47)
Net Asset Value, End of Period	$22.89	$21.24	$24.95	$17.59	$21.57
Total Return*	12.39%	(13.44)%	42.99%	(17.98)%	0.56%
Net Assets, End of Period (in thousands)	$27,930	$29,651	$69,385	$64,025	$61,505
Average Net Assets for the Period (in thousands)	$29,442	$61,533	$68,997	$62,337	$48,049
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.77%	1.76%	1.86%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.05%	1.11%	1.39%	1.14%
Ratio of Net Investment Income/(Loss)	0.73%	0.18%	0.59%	0.77%	1.15%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.71	$23.27	$16.41	$20.12	$21.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.10)	(0.01)	0.06	0.11
Net realized and unrealized gain/(loss)	2.25	(3.10)	6.91	(3.77)	(0.39)
Total from Investment Operations	2.25	(3.20)	6.90	(3.71)	(0.28)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	(0.04)	—	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(0.95)	(0.36)	(0.04)	—	(1.47)
Net Asset Value, End of Period	$21.01	$19.71	$23.27	$16.41	$20.12
Total Return*	11.56%	(14.02)%	42.07%	(18.44)%	(0.07)%
Net Assets, End of Period (in thousands)	$17,032	$17,440	$22,889	$20,967	$29,619
Average Net Assets for the Period (in thousands)	$17,910	$21,362	$22,037	$26,855	$26,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.69%	1.77%	1.92%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.69%	1.77%	1.92%	1.75%
Ratio of Net Investment Income/(Loss)	(0.01)%	(0.45)%	(0.06)%	0.30%	0.56%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.08	$24.75	$17.44	$21.38	$22.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.12	0.18	0.24	0.32
Net realized and unrealized gain/(loss)	2.41	(3.32)	7.35	(3.96)	(0.41)
Total from Investment Operations	2.62	(3.20)	7.53	(3.72)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.21)	(0.22)	(0.22)	(0.05)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(1.09)	(0.47)	(0.22)	(0.22)	(1.52)
Net Asset Value, End of Period	$22.61	$21.08	$24.75	$17.44	$21.38
Total Return*	12.63%	(13.24)%	43.43%	(17.65)%	0.82%
Net Assets, End of Period (in thousands)	$89,434	$86,052	$107,471	$86,650	$116,468
Average Net Assets for the Period (in thousands)	$90,698	$101,735	$94,637	$105,847	$117,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.84%	1.01%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.84%	1.01%	0.83%
Ratio of Net Investment Income/(Loss)	0.92%	0.49%	0.84%	1.20%	1.48%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.18	$24.86	$17.53	$21.50	$23.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.12	0.19	0.24	0.33
Net realized and unrealized gain/(loss)	2.43	(3.33)	7.37	(3.97)	(0.41)
Total from Investment Operations	2.64	(3.21)	7.56	(3.73)	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.21)	(0.23)	(0.24)	(0.07)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(1.09)	(0.47)	(0.23)	(0.24)	(1.54)
Net Asset Value, End of Period	$22.73	$21.18	$24.86	$17.53	$21.50
Total Return*	12.65%	(13.21)%	43.36%	(17.62)%	0.89%
Net Assets, End of Period (in thousands)	$1,372,677	$1,436,933	$2,121,333	$1,584,586	$1,531,568
Average Net Assets for the Period (in thousands)	$1,444,167	$1,839,602	$1,887,591	$1,646,400	$1,337,975
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.81%	1.01%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.74%	0.81%	1.01%	0.79%
Ratio of Net Investment Income/(Loss)	0.92%	0.50%	0.87%	1.19%	1.52%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.86	$25.62	$18.05	$22.13	$23.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.16	0.22	0.28	0.36
Net realized and unrealized gain/(loss)	2.51	(3.43)	7.60	(4.10)	(0.42)
Total from Investment Operations	2.76	(3.27)	7.82	(3.82)	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.23)	(0.25)	(0.26)	(0.07)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(1.13)	(0.49)	(0.25)	(0.26)	(1.54)
Net Asset Value, End of Period	$23.49	$21.86	$25.62	$18.05	$22.13
Total Return*	12.80%	(13.07)%	43.60%	(17.53)%	0.97%
Net Assets, End of Period (in thousands)	$81,633	$90,492	$120,351	$97,950	$148,304
Average Net Assets for the Period (in thousands)	$86,269	$111,073	$109,087	$130,117	$155,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.81%	0.88%	1.06%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.62%	0.69%	0.87%	0.69%
Ratio of Net Investment Income/(Loss)	1.06%	0.63%	1.00%	1.36%	1.62%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.16	$24.82	$17.50	$21.46	$23.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.16	0.22	0.26	0.35
Net realized and unrealized gain/(loss)	2.43	(3.33)	7.36	(3.95)	(0.42)
Total from Investment Operations	2.67	(3.17)	7.58	(3.69)	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.23)	(0.26)	(0.27)	(0.08)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(1.13)	(0.49)	(0.26)	(0.27)	(1.55)
Net Asset Value, End of Period	$22.70	$21.16	$24.82	$17.50	$21.46
Total Return*	12.81%	(13.09)%	43.57%	(17.48)%	0.97%
Net Assets, End of Period (in thousands)	$525,231	$586,927	$922,073	$676,894	$585,199
Average Net Assets for the Period (in thousands)	$551,264	$822,081	$839,582	$632,706	$515,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.60%	0.67%	0.86%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.60%	0.67%	0.86%	0.68%
Ratio of Net Investment Income/(Loss)	1.07%	0.65%	1.01%	1.31%	1.65%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.47	$24.12	$17.03	$20.84	$22.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	(0.03)	0.05	0.11	0.18
Net realized and unrealized gain/(loss)	2.35	(3.22)	7.16	(3.87)	(0.40)
Total from Investment Operations	2.42	(3.25)	7.21	(3.76)	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	(0.12)	(0.05)	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(0.95)	(0.40)	(0.12)	(0.05)	(1.47)
Net Asset Value, End of Period	$21.94	$20.47	$24.12	$17.03	$20.84
Total Return*	11.97%	(13.73)%	42.49%	(18.11)%	0.20%
Net Assets, End of Period (in thousands)	$42,027	$44,592	$48,908	$33,724	$37,555
Average Net Assets for the Period (in thousands)	$44,634	$49,737	$42,169	$36,610	$36,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.36%	1.42%	1.61%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.36%	1.42%	1.61%	1.43%
Ratio of Net Investment Income/(Loss)	0.32%	(0.11)%	0.25%	0.57%	0.87%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.91	$24.57	$17.32	$21.23	$22.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.03	0.11	0.17	0.24
Net realized and unrealized gain/(loss)	2.40	(3.28)	7.29	(3.95)	(0.39)
Total from Investment Operations	2.52	(3.25)	7.40	(3.78)	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.15)	(0.15)	(0.13)	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(0.98)	(0.41)	(0.15)	(0.13)	(1.47)
Net Asset Value, End of Period	$22.45	$20.91	$24.57	$17.32	$21.23
Total Return*	12.22%	(13.49)%	42.91%	(17.96)%	0.52%
Net Assets, End of Period (in thousands)	$27,150	$26,996	$42,715	$43,538	$55,050
Average Net Assets for the Period (in thousands)	$27,921	$36,165	$45,978	$56,349	$55,579
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.11%	1.18%	1.36%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.11%	1.18%	1.36%	1.18%
Ratio of Net Investment Income/(Loss)	0.56%	0.14%	0.55%	0.87%	1.14%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.14	$24.82	$17.49	$21.44	$23.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.10	0.17	0.22	0.30
Net realized and unrealized gain/(loss)	2.42	(3.33)	7.36	(3.98)	(0.40)
Total from Investment Operations	2.61	(3.23)	7.53	(3.76)	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.19)	(0.20)	(0.19)	(0.02)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)
Total Dividends and Distributions	(1.05)	(0.45)	(0.20)	(0.19)	(1.49)
Net Asset Value, End of Period	$22.70	$21.14	$24.82	$17.49	$21.44
Total Return*	12.51%	(13.29)%	43.30%	(17.74)%	0.76%
Net Assets, End of Period (in thousands)	$307,982	$386,007	$574,472	$516,634	$652,049
Average Net Assets for the Period (in thousands)	$352,068	$511,237	$555,651	$621,808	$681,320
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.85%	0.92%	1.10%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.85%	0.92%	1.10%	0.92%
Ratio of Net Investment Income/(Loss)	0.82%	0.40%	0.78%	1.11%	1.38%
Portfolio Turnover Rate	44%	44%	53%	59%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

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Notes to Financial Statements

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

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Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,240,474. Gross amounts of recognized liabilities for securities lending

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Notes to Financial Statements

(collateral received) as of June 30, 2023 is $16,455,191, resulting in the net amount due to the counterparty of $214,717.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.72%, and the Fund’s benchmark index used in the calculation is the Russell 2000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $1,763.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $263.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30,

36	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 21,166,317	$ 102,795,874	$ -	$ -	$ (55,673)	$469,784,152

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,037,730,209	$557,651,169	$(87,867,017)	$ 469,784,152

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and foreign currency transactions. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,633,347	$ 107,722,896	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,292,352	$ 38,422,027	$ -	$ -

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $16,955,604, including $14,060,472 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	214,756	$ 4,838,998	502,071	$ 12,324,447
Reinvested dividends and distributions	42,433	935,219	19,815	498,339
Shares repurchased	(433,166)	(9,811,480)	(1,906,388)	(45,548,778)
Net Increase/(Decrease)	(175,977)	$ (4,037,263)	(1,384,502)	$ (32,725,992)
Class C Shares:
Shares sold	20,591	$ 438,387	51,858	$ 1,184,720
Reinvested dividends and distributions	38,642	784,812	13,998	327,829
Shares repurchased	(133,580)	(2,766,112)	(164,576)	(3,722,734)
Net Increase/(Decrease)	(74,347)	$ (1,542,913)	(98,720)	$ (2,210,185)
Class D Shares:
Shares sold	119,523	$ 2,712,862	246,003	$ 6,013,235
Reinvested dividends and distributions	193,144	4,198,951	76,267	1,901,327
Shares repurchased	(439,242)	(9,837,889)	(583,549)	(14,081,136)
Net Increase/(Decrease)	(126,575)	$ (2,926,076)	(261,279)	$ (6,166,574)
Class I Shares:
Shares sold	10,105,264	$ 228,765,913	13,316,385	$ 324,356,312
Reinvested dividends and distributions	3,061,205	66,887,325	1,371,811	34,350,140
Shares repurchased	(20,608,044)	(461,866,873)	(32,181,491)	(783,667,233)
Net Increase/(Decrease)	(7,441,575)	$(166,213,635)	(17,493,295)	$(424,960,781)
Class L Shares:
Shares sold	79,015	$ 1,847,850	89,379	$ 2,255,291
Reinvested dividends and distributions	147,934	3,338,863	72,633	1,876,099
Shares repurchased	(891,300)	(20,688,888)	(718,940)	(18,179,704)
Net Increase/(Decrease)	(664,351)	$ (15,502,175)	(556,928)	$ (14,048,314)
Class N Shares:
Shares sold	4,217,956	$ 94,866,352	9,219,322	$ 232,336,998
Reinvested dividends and distributions	1,023,510	22,322,753	618,226	15,455,657
Shares repurchased	(9,838,568)	(222,319,934)	(19,252,161)	(465,612,666)
Net Increase/(Decrease)	(4,597,102)	$(105,130,829)	(9,414,613)	$(217,820,011)
Class R Shares:
Shares sold	203,076	$ 4,484,059	425,497	$ 10,043,495
Reinvested dividends and distributions	87,817	1,858,216	34,389	834,969
Shares repurchased	(553,367)	(12,361,818)	(309,137)	(7,329,715)
Net Increase/(Decrease)	(262,474)	$ (6,019,543)	150,749	$ 3,548,749
Class S Shares:
Shares sold	258,407	$ 5,769,175	225,119	$ 5,399,452
Reinvested dividends and distributions	55,265	1,194,831	24,901	616,559
Shares repurchased	(395,421)	(8,833,767)	(696,995)	(17,135,144)
Net Increase/(Decrease)	(81,749)	$ (1,869,761)	(446,975)	$ (11,119,133)
Class T Shares:
Shares sold	671,656	$ 15,168,690	1,396,696	$ 33,944,957
Reinvested dividends and distributions	698,074	15,245,927	375,679	9,391,965
Shares repurchased	(6,065,045)	(137,490,874)	(6,657,712)	(160,071,440)
Net Increase/(Decrease)	(4,695,315)	$(107,076,257)	(4,885,337)	$(116,734,518)

38	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,147,318,284	$1,683,726,070	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

42	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	4%
Capital Gain Distributions	$121,783,368
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

56	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	57

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Janus Investment Fund	59

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Craig Kempler 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Small Cap Value Fund	10/17-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Small Cap Value Fund	3/09-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

64	JUNE 30, 2023

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

66	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93034 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2023, the Janus Henderson Small-Mid Cap Value Fund Class I shares returned 15.40%, outperforming its primary benchmark, the Russell 2500TM Value Index, which returned 10.37%.

INVESTMENT ENVIRONMENT

Stocks began a volatile period in negative territory, with investors concerned about the pace and extent of interest rate hikes as central banks committed to getting inflation under control. Supply chain bottlenecks and commodity prices eased from earlier in 2022, but a tight labor market kept upward pressure on wages, leading the Federal Reserve (Fed) to hike interest rates 75 basis points (bps) in both July and September. The prospect of further rate tightening drove bond yields higher, adding to corporate funding challenges. Stocks then rose on hopes that moderating inflation might allow the Fed to slow the pace of its rate hikes. However, inflation remained stubbornly high, and the Fed raised rates by 75 bps in November, 50 bps in December, and 25 bps in both February and March.

The failure of several banks in March raised concerns over the condition of the U.S. and European banking industries, triggering a sell-off in financial and cyclical stocks and a flight to quality that benefited U.S. Treasuries. Amid the increased volatility, stocks continued to rally, especially in the industrials and consumer discretionary sectors, aided by signs of moderating inflation and resilient economic growth. Stocks in the utilities and materials sectors lagged the market. In May, the Fed raised rates by 25 bps but paused in June. Investors favored more speculative stocks toward period end, along with investments they expected to benefit from advancements in artificial intelligence.

PERFORMANCE DISCUSSION

The Fund’s outperformance relative to its benchmark was driven by strong selection in real estate, energy, and healthcare. Stock selection in financials and industrials dragged on relative returns, as did an overweight allocation to consumer staples.

The top individual contributor to relative performance over the period was Cardinal Health, a healthcare services company that provides pharmaceutical and medical product distribution to healthcare providers. This is a business that has historically delivered stable returns and strong free cash flow. Oil services company ChampionX also contributed, as it continued to execute well despite headwinds for natural gas and oil prices.

Several of our investments also benefited from a revival in housing construction late in the period, as the tight supply of existing homes on the market boosted demand for new construction. This benefited homebuilder Toll Brothers, which reported strong revenue growth and contributed positively to performance.

Financials declined in March after a crisis of confidence led customers to pull their deposits out of several regional banks – among them, Silicon Valley Bank (SVB), one of our holdings. Unlike past bank crises, this run on deposits wasn’t caused by credit concerns on the lending side. Instead, large depositors became concerned about the relative maturities of balance sheet assets and liabilities that appeared worrisome in a rising rate environment. We responded by liquidating our investment in SVB in March; nevertheless, the stock was among the top individual detractors from relative performance for the 12-month period.

The bank crisis also triggered a broad-based – and, in our opinion, mostly indiscriminate – sell-off that impacted

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

several other bank holdings, among them, Synovus Financial Corp., a financial services company, and First Interstate BancSystem, a Montana-based regional bank. The latter reported weaker-than-expected first-quarter results and declining deposits. It also faced increased scrutiny over its credit exposure and some unrealized losses in its security portfolio. While we reduced some bank positions where we saw elevated risks, we believe the balance sheet fundamentals and lending practices of the banks we own remain strong. Additionally, we believe these banks have the capacity to manage deposit outflows because of their low loan-to-deposit ratios and diversified deposit bases. We continue to focus on high-quality banks with healthy balance sheets, diversified deposit bases, and disciplined lending practices.

We ended the period overweight in energy, materials, information technology, healthcare, and industrials. We were underweight in communication services, consumer staples, utilities, real estate, consumer discretionary, and financials.

OUTLOOK

We have been pleased and somewhat surprised with the resiliency of the economy and the health of corporate earnings. At the same time, we recognize we have yet to see the full impact of Fed rate hikes, and we believe there is more work for policymakers to do in combating inflation, including on the wage front. We also see potential future headwinds from the tightening of bank lending and credit standards, which could act as a further brake on the economy. There remains a decent risk that further slowing in economic growth and earnings estimates could lead to market volatility. That said, we have positioned the portfolio to benefit from strong markets and provide protection in challenging market environments. We continue to believe small caps look very attractive relative to large caps for the long term. As always, we will look for new opportunities to use market volatility to our advantage as we identify attractive rewards/risks for companies with strong balance sheets, consistent free cash flow, and stable earnings profiles.

Thank you for your continued investment in the Janus Henderson Small-Mid Cap Value Fund.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Cardinal Health Inc	2.39%	1.45%	SVB Financial Group	0.42%	-1.94%
ChampionX Corp	2.48%	1.11%	First Interstate BancSystem Inc - Class A	2.49%	-1.05%
Toll Brothers Inc	1.03%	0.91%	Nomad Foods Ltd	1.76%	-0.69%
Vontier Corp	2.13%	0.87%	Synovus Financial Corp	2.14%	-0.58%
Lincoln Electric Holdings Inc	1.78%	0.85%	Washington Federal Inc	0.56%	-0.45%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	1.60%	8.56%	11.42%
	Information Technology	1.34%	9.86%	8.52%
	Energy	1.21%	6.83%	4.54%
	Health Care	1.17%	11.91%	8.75%
	Communication Services	0.63%	2.05%	3.13%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Financials	-0.64%	14.81%	21.22%
	Other**	-0.16%	2.53%	0.00%
	Consumer Staples	-0.06%	3.93%	3.04%
	Industrials	0.08%	19.49%	18.01%
	Utilities	0.26%	2.38%	4.13%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Hillenbrand Inc
Machinery	3.4%
Cardinal Health Inc
Health Care Providers & Services	3.1%
Globus Medical Inc
Health Care Equipment & Supplies	3.0%
Fortune Brands Home & Security Inc
Building Products	2.9%
Toll Brothers Inc
Household Durables	2.9%
15.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.0%
Repurchase Agreements	3.0%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2023	As of June 30, 2022

4	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	15.09%	4.77%	7.42%	8.61%	1.28%	1.12%
Class A Shares at MOP	8.43%	3.54%	6.78%	8.05%
Class C Shares at NAV	14.17%	3.95%	6.58%	7.77%	2.52%	1.85%
Class C Shares at CDSC	13.17%	3.95%	6.58%	7.77%
Class D Shares	15.28%	4.97%	7.65%	8.83%	0.95%	0.88%
Class I Shares	15.40%	5.01%	7.71%	8.91%	0.91%	0.81%
Class N Shares	15.54%	5.12%	7.74%	8.86%	0.80%	0.73%
Class S Shares	15.00%	4.70%	7.35%	8.52%	1.56%	1.23%
Class T Shares	15.18%	4.86%	7.55%	8.73%	1.07%	0.98%
Russell 2500 Value Index	10.37%	5.32%	8.02%	10.28%
Morningstar Quartile - Class I Shares	1st	4th	4th	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	58/402	328/381	242/329	288/319

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class A Shares	$1,000.00	$1,063.20	$5.37	$1,000.00	$1,019.59	$5.26	1.05%
Class C Shares	$1,000.00	$1,058.70	$9.14	$1,000.00	$1,015.92	$8.95	1.79%
Class D Shares	$1,000.00	$1,064.50	$4.10	$1,000.00	$1,020.83	$4.01	0.80%
Class I Shares	$1,000.00	$1,064.50	$3.94	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$1,065.30	$3.43	$1,000.00	$1,021.47	$3.36	0.67%
Class S Shares	$1,000.00	$1,063.80	$4.96	$1,000.00	$1,019.98	$4.86	0.97%
Class T Shares	$1,000.00	$1,063.60	$4.66	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.0%
Aerospace & Defense – 2.1%
BWX Technologies Inc	30,966	$2,216,237
Auto Components – 1.2%
Aptiv PLC*	11,792	1,203,845
Banks – 7.0%
Ameris Bancorp	47,955	1,640,541
FB Financial Corp	62,847	1,762,858
First Interstate BancSystem Inc - Class A	66,505	1,585,479
Synovus Financial Corp	76,954	2,327,858
		7,316,736
Building Products – 5.6%
Carlisle Cos Inc	10,660	2,734,610
Fortune Brands Home & Security Inc	42,054	3,025,785
		5,760,395
Capital Markets – 2.5%
Jefferies Financial Group Inc	79,573	2,639,436
Chemicals – 3.0%
FMC Corp	14,654	1,528,998
Innospec Inc	15,553	1,562,143
		3,091,141
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	77,927	1,872,586
Electrical Equipment – 1.8%
Encore Wire Corp	10,238	1,903,551
Electronic Equipment, Instruments & Components – 6.2%
Insight Enterprises Inc*	12,160	1,779,494
Vontier Corp	74,189	2,389,628
Zebra Technologies Corp*	7,511	2,221,979
		6,391,101
Energy Equipment & Services – 2.4%
ChampionX Corp	80,778	2,507,349
Food & Staples Retailing – 2.1%
Casey's General Stores Inc	9,069	2,211,748
Health Care Equipment & Supplies – 6.2%
Embecta Corp	66,435	1,434,996
Envista Holdings Corp*	55,863	1,890,404
Globus Medical Inc*	51,572	3,070,597
		6,395,997
Health Care Providers & Services – 5.1%
Amedisys Inc*	22,366	2,045,147
Cardinal Health Inc	34,400	3,253,208
		5,298,355
Hotels, Restaurants & Leisure – 1.7%
Portillo's Inc - Class A*	77,992	1,757,160
Household Durables – 2.9%
Toll Brothers Inc	38,211	3,021,344
Industrial Real Estate Investment Trusts (REITs) – 2.4%
STAG Industrial Inc	67,987	2,439,374
Insurance – 4.7%
Axis Capital Holdings Ltd	36,561	1,968,079
Hartford Financial Services Group Inc	40,791	2,937,768
		4,905,847
Life Sciences Tools & Services – 1.4%
Charles River Laboratories International Inc*	6,891	1,448,833
Machinery – 5.7%
Hillenbrand Inc	68,751	3,525,551
Lincoln Electric Holdings Inc	12,247	2,432,622
		5,958,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Marine – 2.3%
Kirby Corp*	31,081	$2,391,683
Metals & Mining – 2.2%
Commercial Metals Co	42,895	2,258,851
Multi-Utilities – 2.5%
Black Hills Corp	43,135	2,599,315
Oil, Gas & Consumable Fuels – 4.1%
Gulfport Energy Corp*	17,917	1,882,539
Magnolia Oil & Gas Corp	111,560	2,331,604
		4,214,143
Residential Real Estate Investment Trusts (REITs) – 2.0%
Equity LifeStyle Properties Inc	30,884	2,065,831
Semiconductor & Semiconductor Equipment – 3.0%
Microchip Technology Inc	16,528	1,480,744
Ultra Clean Holdings Inc*	41,707	1,604,051
		3,084,795
Software – 1.9%
Black Knight Inc*	32,387	1,934,476
Specialized Real Estate Investment Trusts (REITs) – 4.1%
Lamar Advertising Co	28,493	2,827,930
PotlatchDeltic Corp	26,691	1,410,619
		4,238,549
Specialty Retail – 3.3%
Bath & Body Works Inc	61,125	2,292,187
Burlington Stores Inc*	7,479	1,177,120
		3,469,307
Textiles, Apparel & Luxury Goods – 2.1%
Steven Madden Ltd	67,538	2,207,817
Trading Companies & Distributors – 3.7%
H&E Equipment Services Inc	32,134	1,470,131
MSC Industrial Direct Co Inc	25,073	2,388,955
		3,859,086
Total Common Stocks (cost $88,071,235)		100,663,061
Repurchase Agreements– 3.0%
ING Financial Markets LLC, Joint repurchase agreement, 5.0500%, dated 6/30/23, maturing 7/3/23 to be repurchased at $3,101,305 collateralized by $3,426,309 in U.S. Treasuries 0% - 4.6250%, 4/18/24 - 11/15/52 with a value of $3,163,331((cost $3,100,000)	$3,100,000	3,100,000
Total Investments (total cost $91,171,235) – 100.0%		103,763,061
Cash, Receivables and Other Assets, net of Liabilities – 0%		32,572
Net Assets – 100%		$103,795,633

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,100,000	$—	$(3,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2500TM Value Index	Russell 2500TM Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$100,663,061	$-	$-
Repurchase Agreements	-	3,100,000	-
Total Assets	$100,663,061	$3,100,000	$-

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $88,071,235)	$100,663,061
Repurchase agreements, at value (cost $3,100,000)	3,100,000
Cash	17,554
Trustees' deferred compensation	2,638
Receivables:
Dividends	140,222
Investments sold	83,623
Fund shares sold	55,256
Interest	1,305
Other assets	337
Total Assets	104,063,996
Liabilities:
Payables:	—
Fund shares repurchased	124,382
Professional fees	54,130
Advisory fees	38,758
Transfer agent fees and expenses	8,743
Trustees' deferred compensation fees	2,638
12b-1 Distribution and shareholder servicing fees	870
Trustees' fees and expenses	713
Custodian fees	684
Affiliated fund administration fees payable	222
Accrued expenses and other payables	37,223
Total Liabilities	268,363
Net Assets	$103,795,633

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$97,675,741
Total distributable earnings (loss)	6,119,892
Total Net Assets	$103,795,633
Net Assets - Class A Shares	$2,424,378
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	180,277
Net Asset Value Per Share(1)	$13.45
Maximum Offering Price Per Share(2)	$14.27
Net Assets - Class C Shares	$353,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,617
Net Asset Value Per Share(1)	$12.81
Net Assets - Class D Shares	$40,870,854
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,017,607
Net Asset Value Per Share	$13.54
Net Assets - Class I Shares	$7,074,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	516,786
Net Asset Value Per Share	$13.69
Net Assets - Class N Shares	$46,653,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,442,442
Net Asset Value Per Share	$13.55
Net Assets - Class S Shares	$228,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,168
Net Asset Value Per Share	$13.34
Net Assets - Class T Shares	$6,189,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	456,794
Net Asset Value Per Share	$13.55

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2023

Investment Income:
Dividends	$1,831,084
Interest	101,816
Other income	51
Total Investment Income	1,932,951
Expenses:
Advisory fees	644,774
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,764
Class C Shares	3,823
Class S Shares	1,013
Transfer agent administrative fees and expenses:
Class D Shares	50,436
Class S Shares	1,236
Class T Shares	16,778
Transfer agent networking and omnibus fees:
Class A Shares	2,949
Class C Shares	453
Class I Shares	6,513
Other transfer agent fees and expenses:
Class A Shares	183
Class C Shares	33
Class D Shares	11,033
Class I Shares	457
Class N Shares	2,628
Class S Shares	19
Class T Shares	156
Registration fees	96,621
Non-affiliated fund administration fees	66,167
Professional fees	50,631
Shareholder reports expense	19,251
Custodian fees	3,613
Affiliated fund administration fees	3,607
Trustees’ fees and expenses	3,204
Other expenses	10,375
Total Expenses	1,001,717
Less: Excess Expense Reimbursement and Waivers	(116,692)
Net Expenses	885,025
Net Investment Income/(Loss)	1,047,926
Net Realized Gain/(Loss) on Investments:
Investments	(4,410,567)
Total Net Realized Gain/(Loss) on Investments	(4,410,567)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	19,496,522
Total Change in Unrealized Net Appreciation/Depreciation	19,496,522
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,133,881

See Notes to Financial Statements.

14	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2023	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,047,926	$950,847
Net realized gain/(loss) on investments	(4,410,567)	1,636,295
Change in unrealized net appreciation/depreciation	19,496,522	(21,819,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,133,881	(19,232,550)
Dividends and Distributions to Shareholders:
Class A Shares	(6,350)	(79,135)
Class C Shares	—	(12,497)
Class D Shares	(231,444)	(1,467,870)
Class I Shares	(37,979)	(310,688)
Class N Shares	(420,035)	(2,081,053)
Class S Shares	—	(30,861)
Class T Shares	(24,323)	(239,738)
Net Decrease from Dividends and Distributions to Shareholders	(720,131)	(4,221,842)
Capital Share Transactions:
Class A Shares	(266,933)	(428,805)
Class C Shares	(144,748)	22,667
Class D Shares	(5,423,913)	(17,630,182)
Class I Shares	(2,305,216)	(4,610,382)
Class N Shares	(17,553,577)	(2,767,610)
Class S Shares	(809,610)	(5,229)
Class T Shares	(2,245,624)	(9,681,030)
Net Increase/(Decrease) from Capital Share Transactions	(28,749,621)	(35,100,571)
Net Increase/(Decrease) in Net Assets	(13,335,871)	(58,554,963)
Net Assets:
Beginning of period	117,131,504	175,686,467
End of period	$103,795,633	$117,131,504

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.72	$13.98	$10.17	$13.17	$14.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.06	0.10	0.10	0.10
Net realized and unrealized gain/(loss)	1.69	(1.93)	3.78	(1.71)	0.65
Total from Investment Operations	1.77	(1.87)	3.88	(1.61)	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.07)	(0.11)	(0.18)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	(0.04)	(0.39)	(0.07)	(1.39)	(1.71)
Net Asset Value, End of Period	$13.45	$11.72	$13.98	$10.17	$13.17
Total Return*	15.09%	(13.78)%	38.27%	(14.37)%	7.46%
Net Assets, End of Period (in thousands)	$2,424	$2,387	$3,279	$3,039	$2,055
Average Net Assets for the Period (in thousands)	$2,292	$2,920	$3,034	$2,169	$852
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.28%	1.35%	1.78%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.12%	1.07%	1.34%	1.31%
Ratio of Net Investment Income/(Loss)	0.62%	0.42%	0.81%	0.88%	0.79%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.22	$13.45	$9.80	$12.74	$13.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.04)	0.02	0.01	0.02
Net realized and unrealized gain/(loss)	1.61	(1.85)	3.63	(1.66)	0.60
Total from Investment Operations	1.59	(1.89)	3.65	(1.65)	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	(0.08)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	—	(0.34)	—	(1.29)	(1.61)
Net Asset Value, End of Period	$12.81	$11.22	$13.45	$9.80	$12.74
Total Return*	14.17%	(14.41)%	37.24%	(15.04)%	6.52%
Net Assets, End of Period (in thousands)	$354	$450	$515	$353	$398
Average Net Assets for the Period (in thousands)	$374	$493	$427	$380	$318
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.72%	2.51%	2.70%	3.23%	3.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.84%	1.81%	2.14%	2.09%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.33)%	0.14%	0.12%	0.16%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.81	$14.08	$10.24	$13.24	$14.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.08	0.10	0.13	0.16
Net realized and unrealized gain/(loss)	1.69	(1.93)	3.83	(1.72)	0.61
Total from Investment Operations	1.80	(1.85)	3.93	(1.59)	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.09)	(0.13)	(0.19)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	(0.07)	(0.42)	(0.09)	(1.41)	(1.72)
Net Asset Value, End of Period	$13.54	$11.81	$14.08	$10.24	$13.24
Total Return*	15.28%	(13.54)%	38.52%	(14.20)%	7.57%
Net Assets, End of Period (in thousands)	$40,871	$40,878	$66,854	$21,708	$23,948
Average Net Assets for the Period (in thousands)	$42,663	$49,604	$34,811	$22,879	$22,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	1.06%	1.51%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.87%	0.89%	1.17%	1.10%
Ratio of Net Investment Income/(Loss)	0.86%	0.62%	0.78%	1.06%	1.22%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.93	$14.22	$10.34	$13.36	$14.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.09	0.13	0.11	0.16
Net realized and unrealized gain/(loss)	1.72	(1.96)	3.84	(1.72)	0.63
Total from Investment Operations	1.83	(1.87)	3.97	(1.61)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.09)	(0.13)	(0.11)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	(0.07)	(0.42)	(0.09)	(1.41)	(1.64)
Net Asset Value, End of Period	$13.69	$11.93	$14.22	$10.34	$13.36
Total Return*	15.40%	(13.56)%	38.58%	(14.19)%	7.66%
Net Assets, End of Period (in thousands)	$7,074	$8,309	$14,659	$9,848	$7,535
Average Net Assets for the Period (in thousands)	$7,072	$10,673	$13,258	$6,734	$6,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.91%	1.10%	1.47%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.82%	0.89%	1.13%	1.06%
Ratio of Net Investment Income/(Loss)	0.88%	0.67%	1.02%	0.93%	1.20%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.81	$14.09	$10.24	$13.24	$14.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.11	0.11	0.15	0.19
Net realized and unrealized gain/(loss)	1.70	(1.95)	3.84	(1.72)	0.59
Total from Investment Operations	1.83	(1.84)	3.95	(1.57)	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.10)	(0.10)	(0.15)	(0.21)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	(0.09)	(0.44)	(0.10)	(1.43)	(1.74)
Net Asset Value, End of Period	$13.55	$11.81	$14.09	$10.24	$13.24
Total Return*	15.54%	(13.48)%	38.72%	(14.09)%	7.73%
Net Assets, End of Period (in thousands)	$46,653	$56,752	$70,581	$1,806	$1,852
Average Net Assets for the Period (in thousands)	$54,098	$65,311	$28,417	$2,112	$1,782
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.80%	0.88%	1.48%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.74%	0.76%	1.03%	0.96%
Ratio of Net Investment Income/(Loss)	1.02%	0.79%	0.83%	1.24%	1.40%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.60	$13.84	$10.06	$13.07	$14.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.04	0.08	0.08	0.09
Net realized and unrealized gain/(loss)	1.67	(1.91)	3.75	(1.69)	0.65
Total from Investment Operations	1.74	(1.87)	3.83	(1.61)	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.05)	(0.12)	(0.26)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	—	(0.37)	(0.05)	(1.40)	(1.79)
Net Asset Value, End of Period	$13.34	$11.60	$13.84	$10.06	$13.07
Total Return*	15.00%	(13.85)%	38.16%	(14.51)%	7.51%
Net Assets, End of Period (in thousands)	$229	$939	$1,136	$1,004	$390
Average Net Assets for the Period (in thousands)	$493	$1,110	$1,084	$890	$115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.54%	1.71%	2.16%	4.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.20%	1.23%	1.51%	1.29%
Ratio of Net Investment Income/(Loss)	0.51%	0.31%	0.68%	0.71%	0.70%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.81	$14.07	$10.21	$13.22	$14.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.06	0.06	0.14	0.15
Net realized and unrealized gain/(loss)	1.69	(1.93)	3.86	(1.76)	0.61
Total from Investment Operations	1.79	(1.87)	3.92	(1.62)	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.06)	(0.11)	(0.17)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)
Total Dividends and Distributions	(0.05)	(0.39)	(0.06)	(1.39)	(1.70)
Net Asset Value, End of Period	$13.55	$11.81	$14.07	$10.21	$13.22
Total Return*	15.18%	(13.67)%	38.50%	(14.40)%	7.51%
Net Assets, End of Period (in thousands)	$6,190	$7,416	$18,663	$38,649	$23,144
Average Net Assets for the Period (in thousands)	$6,677	$8,946	$11,012	$17,402	$27,284
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.07%	1.18%	1.55%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.99%	1.02%	1.27%	1.20%
Ratio of Net Investment Income/(Loss)	0.74%	0.46%	0.49%	1.08%	1.14%
Portfolio Turnover Rate	62%	80%	99%	152%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

24	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

26	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”)

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.70%. The Fund’s primary benchmark index is the Russell 2500TM Value Index. The Russell 3000® Value Index was used to calculate the Fund’s performance fee adjustment prior to August 1, 2019. For a period of 36 months beginning on August 1, 2019, the Fund’s performance fee adjustment was calculated based on a combination of the Russell 2500TM Value Index and the Russell 3000® Value Index. Effective August 1, 2022, the Russell 3000® Value Index was eliminated from the performance adjustment calculation for the Fund, and the performance adjustment now only includes the Fund’s performance relative to the Russell 2500TM Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and

28	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

certain compliance staff by the Trust during the year ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2023, the Distributor retained upfront sales charges of $448.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2023.

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	47	21
Class S Shares	38	-*
Class T Shares	-	-

* Less than 0.50%

30	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 388,425	$ -	$ (6,090,278)	$ -	$ (2,638)	$ 11,824,383

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(6,090,278)	$ -	$ (6,090,278)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 91,938,678	$15,940,717	$ (4,116,334)	$ 11,824,383

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 720,131	$ -	$ -	$ -

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 854,268	$ 3,367,574	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

32	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,537	$ 163,797	15,045	$ 202,833
Reinvested dividends and distributions	505	6,350	5,810	79,135
Shares repurchased	(36,384)	(437,080)	(51,693)	(710,773)
Net Increase/(Decrease)	(23,342)	$ (266,933)	(30,838)	$ (428,805)
Class C Shares:
Shares sold	3,611	$ 43,236	5,225	$ 66,326
Reinvested dividends and distributions	-	-	955	12,497
Shares repurchased	(16,104)	(187,984)	(4,323)	(56,156)
Net Increase/(Decrease)	(12,493)	$ (144,748)	1,857	$ 22,667
Class D Shares:
Shares sold	508,073	$ 6,729,242	788,962	$ 10,804,986
Reinvested dividends and distributions	17,788	224,835	103,899	1,423,415
Shares repurchased	(970,215)	(12,377,990)	(2,177,708)	(29,858,583)
Net Increase/(Decrease)	(444,354)	$ (5,423,913)	(1,284,847)	$(17,630,182)
Class I Shares:
Shares sold	87,999	$ 1,156,764	128,465	$ 1,787,759
Reinvested dividends and distributions	2,974	37,979	22,449	310,688
Shares repurchased	(270,652)	(3,499,959)	(485,566)	(6,708,829)
Net Increase/(Decrease)	(179,679)	$ (2,305,216)	(334,652)	$ (4,610,382)
Class N Shares:
Shares sold	1,273,572	$ 16,309,966	1,218,146	$ 16,587,943
Reinvested dividends and distributions	33,231	420,035	151,902	2,081,053
Shares repurchased	(2,667,885)	(34,283,578)	(1,574,792)	(21,436,606)
Net Increase/(Decrease)	(1,361,082)	$(17,553,577)	(204,744)	$ (2,767,610)
Class S Shares:
Shares sold	11,491	$ 143,916	8,954	$ 119,811
Reinvested dividends and distributions	-	-	2,289	30,861
Shares repurchased	(75,338)	(953,526)	(12,293)	(155,901)
Net Increase/(Decrease)	(63,847)	$ (809,610)	(1,050)	$ (5,229)
Class T Shares:
Shares sold	204,265	$ 2,619,557	142,207	$ 1,927,674
Reinvested dividends and distributions	1,923	24,323	17,486	239,738
Shares repurchased	(377,553)	(4,889,504)	(857,665)	(11,848,442)
Net Increase/(Decrease)	(171,365)	$ (2,245,624)	(697,972)	$ (9,681,030)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$69,234,423	$ 97,454,320	$ -	$ -

Janus Investment Fund	33

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small-Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small-Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

36	JUNE 30, 2023

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

Janus Investment Fund	37

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Small-Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2023:

Section 163(j) Interest Dividend	5%
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Small-Mid Cap Value Fund	8/19-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Small-Mid Cap Value Fund	8/19-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage1

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Notes

NotesPage2

62	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93033 08-23

ANNUAL REPORT June 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Sustainable Multi-Asset Allocation Fund

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Oliver Blackbourn co-portfolio manager	Nick Harper co-portfolio manager

PERFORMANCE OVERVIEW

For the period beginning at inception on August 16, 2022, and ending on June 30, 2023, the Sustainable Multi-Asset Allocation Fund returned 1.10% versus 2.22% for its primary benchmark, 60% MSCI All Country World IndexSM Net / 40% Bloomberg U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

Global equity markets, as measured by the MSCI All Country World Index, rose 5.2% since the inception of the strategy, but U.S. fixed markets struggled, with the Bloomberg U.S. Aggregate Bond index returning -2.7%. International equities were boosted by the depreciation of the U.S. dollar, helping the MSCI Europe IndexSM to a 14.9% return and the MSCI Japan IndexSM to a 9.8% gain in U.S. dollar terms. The S&P 500® Index rose 5.0% over the same period, outpacing the MSCI Emerging Markets IndexSM which fell 0.4%.

The period was mostly defined by the evolving outlook for monetary policy. Early in the period, bond yields rose in response to global interest rate hikes, as central banks attempted to fight high levels of inflation. This weighed on the valuations of risk assets, particularly expensive growth equities. However, 10-year U.S. Treasury yields peaked in October 2022, following a turn lower in the U.S. inflation rate, reducing the downward pressure on valuations. U.S. growth equities subsequently led a significant rally, despite the still elevated level of interest rates and bond yields. Technology-related names were helped by optimism about the potential for artificial intelligence (AI) to drive greater earnings growth. More widely, significant upside growth surprises gave confidence that the U.S. economy remains solid, with the labor market still very strong; however, more leading indicators continued to show some worrying signs. As a result, bond yields failed to make new highs for the cycle in 2023 and more cyclical, value-style U.S. equities struggled to make gains.

PERFORMANCE DISCUSSION

The Janus Henderson Sustainable Multi-Asset Allocation Fund seeks to maximize investment returns by investing in underlying Janus Henderson ETFs and mutual funds that incorporate certain environment, social, and governance (ESG) factors in their investment process. The fund-of-funds structure incorporates both strategic and dynamic asset allocation to gain exposure to equities and fixed income securities through Janus Henderson’s proprietary sustainable ETFs and mutual funds.

Underperformance was largely a result of the underweight allocation to equities during a period of recovery and the underperformance of the Janus Henderson International Sustainable Equity and Janus Henderson Net Zero Transition Resources ETFs against the benchmark, the MSCI All Country World Index. While the Janus Henderson U.S. Sustainable Equity ETF also lagged the MSCI All Country World Index, it kept pace with the MSCI USA regional sub-component of the wider index. There was also a modest drag from fixed income assets due to the slight underperformance of the Janus Henderson Sustainable & Impact Core Bond ETF compared to the Bloomberg U.S. Aggregate Bond Index and some allocation effects. The Janus Henderson Sustainable Corporate Bond ETF outperformed the wider U.S. aggregate index but was a smaller allocation within the portfolio.

OUTLOOK

Investors remain split between those that see a soft landing and those concerned about a more negative outcome. Much of the discussion is centered on the stickiness of inflation and the damage that economies ultimately experience as a result of central bank interest

Janus Investment Fund	1

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

rate hikes, both past and future. While uncertainty appears low in the equity and high-yield credit markets, expected volatility in government bond and foreign exchange markets remains elevated. When considering the positives and negatives that characterize this environment, we are concerned about what see as asymmetric risks leading to more potential downside than incremental upside at this point. We continue to take a cautious stance, concerned about the risk of financial shocks as a result of the rapid increase in interest rates but also the potential for economic pain to build over the second half of the year. We are particularly mindful of what is becoming a notable lag between rate hikes and their intended impact on the economy. Despite being over a year into the hiking cycle, both corporate credit spreads and earnings expectations have proven resilient. Neither broad credit nor global equity markets currently appear to price in much downside should we see a meaningful slowdown or increasing defaults.

Thank you for investing in the Janus Henderson Sustainable Multi-Asset Allocation Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Fund At A Glance

June 30, 2023

Holdings - (% of Net Assets)
Janus Henderson Sustainable & Impact Core Bond	36.0%
Janus Henderson U.S. Sustainable Equity	32.6
Janus Henderson International Sustainable Equity	16.1
Janus Henderson Net Zero Transition Resources	8.0
Janus Henderson Sustainable Corporate Bond	4.8
Janus Henderson Cash Liquidity Fund LLC	3.8

Asset Allocation - (% of Net Assets)
Investment Companies	101.3%
Other	(1.3)%
100.0%

Janus Investment Fund	3

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Cumulative Total Return - for the periods ended June 30, 2023		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class D Shares	1.10%	2.23%	0.74%
60% MSCI ACWI / 40% Bloomberg U.S. Aggregate Bond	2.22%
Morningstar Quartile - Class D Shares	3rd
Morningstar Ranking - based on total returns for U.S. Fund World Allocation	375/743

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

For certain periods, the Fund’s performance may reflect the effects of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

4	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Performance

*The Fund’s inception date – August 16, 2022

‡ As stated in the prospectus. Net expense ratios reflect the advisory fee waiver contractually agreed to through at least October 31, 2023. This contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Certain expenses waived or reimbursed during the first three years of operation may be recovered within three years of such waiver or reimbursement amount, if the expense ratio falls below certain limits. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period (1/1/23 - 6/30/23)†	Net Annualized Expense Ratio (1/1/23 - 6/30/23)
Class D Shares	$1,000.00	$1,082.80	$1.76	$1,000.00	$1,023.11	$1.71	0.34%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments

June 30, 2023

Shares		Value
Investment Companies£– 101.3%
Exchange-Traded Funds (ETFs) – 97.5%
Janus Henderson International Sustainable Equity	37,751	$681,239
Janus Henderson Net Zero Transition Resources	14,708	340,365
Janus Henderson Sustainable & Impact Core Bond	36,221	1,520,558
Janus Henderson Sustainable Corporate Bond	4,946	202,029
Janus Henderson U.S. Sustainable Equity	61,339	1,377,705
		4,121,896
Money Markets – 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	158,661	158,693
Total Investments (total cost $4,106,448) – 101.3%		4,280,589
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(54,772)
Net Assets – 100%		$4,225,817

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 101.3%
Exchange-Traded Funds (ETFs) - 97.5%
Janus Henderson International Sustainable Equity	$7,283	$-	$41,298	$681,239
Janus Henderson Net Zero Transition Resources	3,573	(1,283)	(3,120)	340,365
Janus Henderson Sustainable & Impact Core Bond	20,615	-	(19,894)	1,520,558
Janus Henderson Sustainable Corporate Bond	4,796	(3,462)	1,308	202,029
Janus Henderson U.S. Sustainable Equity	3,331	(3,424)	154,539	1,377,705
Total Exchange-Traded Funds (ETFs)	$39,598	$(8,169)	$174,131	$4,121,896
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	6,908	2	10	158,693
Total Affiliated Investments - 101.3%	$46,506	$(8,167)	$174,141	$4,280,589

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments

June 30, 2023

	Value at 8/16/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 101.3%
Exchange-Traded Funds (ETFs) - 97.5%
Janus Henderson International Sustainable Equity	-	639,941	-	681,239
Janus Henderson Net Zero Transition Resources	-	355,778	(11,010)	340,365
Janus Henderson Sustainable & Impact Core Bond	-	1,540,452	-	1,520,558
Janus Henderson Sustainable Corporate Bond	-	269,324	(65,141)	202,029
Janus Henderson U.S. Sustainable Equity	-	1,274,007	(47,417)	1,377,705
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	-	3,763,396	(3,604,715)	158,693

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Schedule of Investments and Other Information

60% MSCI ACWI / 40% Bloomberg U.S. Aggregate Bond

60% MSCI ACWI / 40% Bloomberg U.S. Aggregate Bond is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

ETF	Exchange-Traded Fund
LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$4,121,896	$158,693	$-

Janus Investment Fund	9

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statement of Assets and Liabilities

June 30, 2023

Assets:
Affiliated investments, at value (cost $4,106,448)	$4,280,589
Trustees' deferred compensation	107
Receivables:
Dividends from affiliates	10,777
Fund shares sold	25
Total Assets	4,291,498
Liabilities:
Payables:	—
Professional fees	36,467
Advisory fees	19,034
Fund shares repurchased	2,596
Custodian fees	1,049
Transfer agent fees and expenses	658
Trustees' deferred compensation fees	107
Trustees' fees and expenses	17
Accrued expenses and other payables	5,753
Total Liabilities	65,681
Net Assets	$4,225,817
Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,029,451
Total distributable earnings (loss)	196,366
Total Net Assets	$4,225,817
Net Assets - Class D Shares	$4,225,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	419,477
Net Asset Value Per Share	$10.07

See Notes to Financial Statements.

10	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statement of Operations

For the period ended June 30, 2023(1)

Investment Income:
Dividends from affiliates	$46,506
Other income	220
Total Investment Income	46,726
Expenses:
Advisory fees	1,131
Transfer agent administrative fees and expenses:
Class D Shares	2,654
Other transfer agent fees and expenses:
Class D Shares	1,487
Professional fees	37,315
Registration fees	33,664
Non-affiliated fund administration fees	12,407
Shareholder reports expense	4,203
Custodian fees	1,852
Trustees’ fees and expenses	57
Other expenses	23
Total Expenses	94,793
Less: Excess Expense Reimbursement and Waivers	(87,031)
Net Expenses	7,762
Net Investment Income/(Loss)	38,964
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(8,167)
Total Net Realized Gain/(Loss) on Investments	(8,167)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	174,141
Total Change in Unrealized Net Appreciation/Depreciation	174,141
Net Increase/(Decrease) in Net Assets Resulting from Operations	$204,938

(1) Period from August 16, 2022 (inception date) through June 30, 2023.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statement of Changes in Net Assets

Period ended June 30, 2023(1)

Operations:
Net investment income/(loss)	$38,964
Net realized gain/(loss) on investments	(8,167)
Change in unrealized net appreciation/depreciation	174,141
Net Increase/(Decrease) in Net Assets Resulting from Operations	204,938
Dividends and Distributions to Shareholders:
Class D Shares	(8,572)
Net Decrease from Dividends and Distributions to Shareholders	(8,572)
Capital Share Transactions:
Class D Shares	4,029,451
Net Increase/(Decrease) from Capital Share Transactions	4,029,451
Net Increase/(Decrease) in Net Assets	4,225,817
Net Assets:
Beginning of period	—
End of period	$4,225,817

(1) Period from August 16, 2022 (inception date) through June 30, 2023.

See Notes to Financial Statements.

12	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended June 30	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15
Net realized and unrealized gain/(loss)	(0.04)(3)
Total from Investment Operations	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)
Total Dividends and Distributions	(0.04)
Net Asset Value, End of Period	$10.07
Total Return*	1.10%
Net Assets, End of Period (in thousands)	$4,226
Average Net Assets for the Period (in thousands)	$2,561
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.35%
Ratio of Net Investment Income/(Loss)	1.74%
Portfolio Turnover Rate	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 16, 2022 (inception date) through June 30, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Sustainable Multi-Asset Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund currently offers Class D Shares. Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 60% to equity investments, 40% to fixed-income securities and money market instruments, and 0% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent

14	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements

thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	15

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.05%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses) shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.16% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver until at least October 31, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2023, the Adviser reimbursed the Fund $87,031 of fees and expense that are eligible for recoupment. As of June 30, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $87,031. The recoupment of such reimbursements expires at the latest August 16, 2027.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $343,237 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

16	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $426,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no

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Notes to Financial Statements

unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class D Shares	12%	12%

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 23,951	$ -	$ (2,980)	$ -	$ (107)	$ 175,502

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (2,980)	$ -	$ (2,980)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,105,087	$ 193,254	$ (17,752)	$ 175,502

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,572	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

4. Capital Share Transactions

	Period ended June 30, 2023(1)
	Shares	Amount

Class D Shares:
Shares sold	456,803	$ 4,394,106
Reinvested dividends and distributions	897	8,400
Shares repurchased	(38,223)	(373,055)
Net Increase/(Decrease)	419,477	$ 4,029,451
(1)	Period from August 16, 2022 (inception date) through June 30, 2023.

5. Purchases and Sales of Investment Securities

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,079,502	$ 123,568	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On August 10, 2023, the Trustees approved a plan to liquidate the Fund, with such liquidation effective on or about October 19, 2023, or at such other time as may be authorized by the Trustees (the “Liquidation Date”). Effective on or about August 11, 2023, the Fund no longer accepted investments by new shareholders. Furthermore, the Adviser has agreed to waive its advisory fee, effective August 11, 2023 through the Liquidation Date.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Sustainable Multi-Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Sustainable Multi-Asset Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 16, 2022 (commencement of operations) through June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period August 16, 2022 (commencement of operations) through June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

Denver, Colorado
August 21, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2023:

Dividends Received Deduction Percentage	13%
Qualified Dividend Income Percentage	43%

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 49 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	49

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	37

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	49

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

38	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Janus Investment Fund	39

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	49

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	49

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	49

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	41

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

49

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

42	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	49

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	49

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	43

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Oliver Blackbourn 151 Detroit Street Denver, CO 80206 DOB: 1986	Executive Vice President and Co-Portfolio Manager Janus Henderson Sustainable Multi-Asset Allocation Fund	8/22-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Harper 151 Detroit Street Denver, CO 80206 DOB: 1984	Executive Vice President and Co-Portfolio Manager Janus Henderson Sustainable Multi-Asset Allocation Fund	8/22-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

44	JUNE 30, 2023

Janus Henderson Sustainable Multi-Asset Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	45

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes

NotesPage1

46	JUNE 30, 2023

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc

Janus Henderson Distributors US LLC

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC

125-02-93096 08-23

(b) Not applicable.

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, Diane Wallace, and Cheryl D. Alston who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 39 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $965,556 in fiscal 2023 and $880,714 in fiscal 2022.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $196,687 in fiscal 2023 and $167,622 in fiscal 2022.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $196,687 in fiscal 2023 and $167,622 in fiscal 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2023